UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6200

Schwab Investments

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marie Chandoha

Schwab Investments

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 627-7000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2018

Item 1: Report(s) to Shareholders.

Annual Report  |  August 31, 2018
Schwab Taxable Bond Funds

Schwab Intermediate-Term
Bond Fund™
Schwab GNMA Fund™
Schwab® Treasury Inflation
Protected Securities Index Fund
Schwab® U.S. Aggregate
Bond Index Fund
Schwab® Short-Term
Bond Index Fund

This page is intentionally left blank.

Five ways for investors to include bond funds in an asset allocation strategy.
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)

Schwab Taxable Bond Funds  |  Annual Report

Schwab Taxable Bond Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.
Total Returns for the 12 Months Ended August 31, 2018
Schwab Intermediate-Term Bond Fund (Ticker Symbol: SWIIX)	-1.40%
Bloomberg Barclays US Intermediate Aggregate Bond Index	-0.84%
Fund Category: Morningstar Intermediate-Term Bond[1]	-0.95%
Performance Details	pages 8-9

Schwab GNMA Fund (Ticker Symbol: SWGSX)	-1.15%
Bloomberg Barclays GNMA Index	-0.40%
Fund Category: Morningstar Intermediate Government[1]	-1.44%
Performance Details	pages 10-11

Schwab Treasury Inflation Protected Securities Index Fund (Ticker Symbol: SWRSX)	0.71%
Bloomberg Barclays US Treasury Inflation-Linked Bond Index (Series-L)	0.83%
Fund Category: Morningstar Inflation Protected Bond[1]	0.77%
Performance Details	pages 12-13

Schwab U.S. Aggregate Bond Index Fund (Ticker Symbol: SWAGX)	-1.17%
Bloomberg Barclays US Aggregate Bond Index	-1.05%
Fund Category: Morningstar Intermediate-Term Bond[1]	-0.95%
Performance Details	pages 14-15

Schwab Short-Term Bond Index Fund (Ticker Symbol: SWSBX)	-0.51%
Bloomberg Barclays US Government/Credit 1-5 Year Index	-0.43%
Fund Category: Morningstar Short-Term Bond[1]	0.40%
Performance Details	pages 16-17

Minimum Initial Investment[2]	$ 100
All total return figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Index ownership — Bloomberg Index Services Limited and its affiliates (collectively, “Bloomberg”) and Bloomberg’s licensors, including Barclays’, own all proprietary rights in the Bloomberg Barclays Indices. The funds are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays endorses or recommends the funds. Neither Bloomberg nor Barclays guarantees the timeliness, accurateness or completeness of any data or information relating to the Bloomberg Barclays Indices, and neither shall be liable in any way in respect of the use or accuracy of the Bloomberg Barclays Indices.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[2]	Please see prospectus for further detail and eligibility requirements. There is no minimum initial investment for Schwab Treasury Inflation Protected Securities Index Fund, Schwab U.S. Aggregate Bond Index Fund and Schwab Short-Term Bond Index Fund.

Schwab Taxable Bond Funds  |  Annual Report

Schwab Taxable Bond Funds
From the CEO

Marie Chandoha
CEO of Charles Schwab
Investment Management, Inc.
and the funds covered
in this report.
Dear Shareholder,
Every so often, it can be a good idea to hit the pause button and reflect on what’s going well. The U.S. economy is one place to start: earlier this year, the current expansion became the second-longest on record. This strong performance has pushed unemployment to the lowest levels in decades, boosted the prospects of American businesses and workers alike, and driven up the value of many investors’ portfolios.
Now comes the question of whether this prolonged strength could turn into too much of a good thing. Much attention of late has been focused on whether the current economic expansion is on the path to overheating, and rising inflation figures have added to those concerns. Bond investors have much at stake as climbing inflation tends to weigh on bond prices, but there’s reason to believe that when inflation is rising, the risk tied to overreacting is often underestimated.
Charles Schwab Investment Management recently studied inflation data going back to 1982, and our findings may surprise you.1 Over the years, there has been no shortage of advice about the types of assets investors should add to protect their portfolios against rising inflation. But what we found is that no single asset class provides protection against inflation on a consistent basis. In some cases, assets added to help protect against inflation actually introduced additional risk into an investor’s portfolio. Further, the common belief that fixed income and equities both consistently perform poorly in times of higher inflation turned out to be untrue.
In the end, our researchers concluded that a thoughtful, well-diversified approach is the most effective way to prepare for inflation. The Schwab Taxable Bond Funds play an instrumental role in that effort through two principal means. First, the funds cover a broad universe of bonds – by issuer and duration – and that diversification may help cushion the impact of higher yields in different parts of the fixed-income markets. Second, the Schwab Treasury Inflation Protected Securities Index Fund provides a dedicated option for dealing with rising consumer prices as the fund’s holdings are indexed to inflation.
We don’t know how long this current market environment will last. Rather than try to time shifts in investor sentiment, our focus is to provide investors with tools for building better portfolios. The Schwab Taxable Bond Funds play an instrumental part in that effort, and we believe they are valuable for any
[1]	Gilliam, Jake, et al. Inflation Protection: The Benefits of a Diversified Asset-Class Approach. Charles Schwab Investment Management, 2018.

Schwab Taxable Bond Funds  |  Annual Report

Schwab Taxable Bond Funds
From the CEO (continued)

“ Rather than try to time shifts in investor sentiment, our focus is to provide investors with tools for building better portfolios.”
investor looking to maintain exposure to the fixed-income markets for the long term. A portfolio you can feel confident in, no matter what the market does, is a great thing to have.
Thank you for investing with Charles Schwab Investment Management. For more information about the Schwab Taxable Bond Funds, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
Past performance cannot guarantee future results.
Diversification cannot ensure a profit or eliminate the risk of investment losses.
Management views may have changed since the report date.

Schwab Taxable Bond Funds  |  Annual Report

Schwab Taxable Bond Funds
The Investment Environment

Over the 12-month reporting period ended August 31, 2018, returns in fixed-income markets were mixed but mostly negative as the U.S. economy continued to expand and U.S. equity markets rallied. In its effort to return to more-normalized monetary policy, the Federal Reserve (Fed) raised short-term interest rates three times over the reporting period. Despite U.S. inflation remaining relatively benign, oil prices rose and growth in several large international economies slowed. In this environment, the Bloomberg Barclays US Aggregate Bond Index returned -1.05%, while the Bloomberg Barclays GNMA Index and the Bloomberg Barclays US Government/Credit 1–5 Year Index returned -0.40% and -0.43%, respectively. The Bloomberg Barclays US Treasury Inflation-Linked Bond Index (Series-L), one of the few positive bond-market performers, returned 0.83% for the reporting period. The Bloomberg Barclays US Intermediate Aggregate Bond Index returned -0.84%.
During the 12-month reporting period, global monetary policy measures remained generally accommodative. However, central banks in several developed international markets began taking tightening steps in anticipation of rising inflation amid elevated oil prices, expectations of increases in agricultural prices, and higher U.S. gross domestic product (GDP) growth. In July, the European Central Bank indicated that it would likely keep interest rates steady through next summer, but confirmed its plans to phase out its monthly asset purchase program by year-end. Also in July, the Bank of Japan announced that it would maintain a slightly negative short-term target interest rate target and would hold steady the size of its asset purchases. In August, despite ongoing uncertainties over the economy’s wider direction, the Bank of England raised its key official bank rate from 0.50% to 0.75%, following a quarter-point increase in November 2017.
Over the reporting period, the U.S. economy maintained its steady expansion, buoyed by tax reform, strong earnings, and still-accommodative financial conditions. Consumer optimism, as measured by the Conference Board’s Consumer Confidence Index®,1 surged to near an 18-year high in August, and unemployment remained low. In response, the Fed continued its efforts toward a more normalized interest rate environment. The Fed raised the federal funds rate by 0.25% at its December meeting, under then-Chair Janet Yellen, and in both March and June under her successor, Jerome Powell. In August, the Fed held rates steady but signaled the likelihood of two additional rate hikes before year-end, and short-term interest rates ended the reporting period in a target range of 1.75% to 2.00%. The Fed also
Yields of U.S. Treasury Securities: Effective Yields of Three-Month, Two-Year and Ten-Year Treasuries

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Bloomberg L.P.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
[1]	The Conference Board is a global, independent business membership and research association working in the public interest. The Consumer Confidence Index® is based on the Consumer Confidence Survey® which reflects prevailing business conditions and likely developments for the months ahead. This monthly report details consumer attitudes and buying intentions, with data available by age, income, and region.

Schwab Taxable Bond Funds  |  Annual Report

Schwab Taxable Bond Funds
The Investment Environment (continued)

began to slowly reduce the size of its balance sheet by allowing securities to mature without reinvesting the proceeds; as of the end of the reporting period, the Fed’s balance sheet stood at $4.2 trillion, down from $4.5 trillion when the program was announced in June 2017.
Globally, economic growth was uneven over the 12-month reporting period. While the U.S. maintained its steady expansion, conditions softened in other regions. In Europe, economic growth slowed, subdued by higher inflation and tepid wage growth that constrained consumer spending. In the first two quarters of 2018, the eurozone economy expanded by 0.4%, down from 0.7% in the last two quarters of 2017. The United Kingdom’s economy continued its gradual expansion while Japan’s economy contracted slightly in the first quarter of 2018, for the first time since late 2015, but regained its modest upward trajectory by the end of the reporting period.
Early in the reporting period, positive expectations from tax reform and other policy changes from the Trump administration contributed to rising yields, and a rally in stocks decreased the overall appeal of fixed-income securities. Volatility returned to the equity markets in February due to concerns that the Fed may move too quickly in raising rates, combined with escalating trade tensions between the U.S. and China. Yields moderated soon after, before hitting their reporting-period high in May, when equity markets recovered, resuming downward pressure on bond prices through the end of the reporting period. Three-month Treasury yields rose from 1.02% at the outset of the reporting period to 2.11% at its close, and 10-year Treasury yields rose from 2.16% to 2.86%. This discrepancy in the pace of change between short-term yields, which typically respond to changes in the federal funds rate, and long-term yields, resulted in a flattened yield curve. Outside the U.S., bond yields generally remained low.

Schwab Taxable Bond Funds  |  Annual Report

Schwab Taxable Bond Funds
Fund Management

Matthew Hastings, CFA, Vice President and Head of Taxable Bond Strategies, leads the portfolio management team for Schwab’s taxable bond funds and the Schwab Fixed Income ETFs. He also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 1999, Mr. Hastings was in fixed-income sales and trading at Lehman Brothers. He has worked in the fixed-income securities industry since 1996.

Steven Hung, Senior Portfolio Manager, is responsible for the day-to-day co-management of each of the funds, except for the Schwab GNMA Fund and Schwab Treasury Inflation Protected Securities Index Fund. His primary focus is corporate bonds. Prior to joining CSIM in 1999, Mr. Hung was an associate in Schwab’s management training program for nine months. In that role, he worked as a clerk on the Options Trading Floor of the Pacific Coast Stock Exchange.

Mark McKissick, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of each of the funds, except for the Schwab GNMA Fund. His primary focus is taxable government securities. Prior to joining CSIM in 2016, Mr. McKissick worked for 17 years at Denver Investments, most recently as a director of fixed income and portfolio manager. He has worked in the fixed-income securities industry since 1992.

Alfonso Portillo, Jr., Senior Portfolio Manager, is responsible for the day-to-day co-management of each of the funds, except for the Schwab Treasury Inflation Protected Securities Index Fund and Schwab Short-Term Bond Index Fund. His primary focus is securitized products. Prior to joining CSIM in 2007, Mr. Portillo worked for ten years at Pacific Investment Management Company, most recently as a vice president and member of the mortgage- and asset-backed portfolio management team. He has worked in fixed-income asset management since 1996.

Schwab Taxable Bond Funds  |  Annual Report

Schwab Intermediate-Term Bond Fund

The Schwab Intermediate-Term Bond Fund (the fund) seeks total return. Under normal circumstances, the fund invests at least 80% of its net assets (net assets plus borrowings for investment purposes) in debt instruments. For more information about the fund’s investment objective and principal investment strategies, please see the fund’s prospectus.
Market Highlights. The yield curve generally flattened over the 12-month reporting period ended August 31, 2018, as short-term yields rose faster than those on longer-term securities. After remaining low for almost 10 years, measures of inflation rose slowly in early 2018 and continued to increase through August. Rising inflation, along with solid U.S. economic data, contributed to the Federal Reserve’s (Fed) decision to continue on its path toward a more normalized short-term interest rate environment over the reporting period. The Fed raised the federal funds rate in December, March, and June, with expectations for two additional increases in 2018. The Fed also continued to gradually reduce the size of its balance sheet, with little noticeable disruption to financial markets. Tariffs and a potential trade war contributed to bouts of volatility, as did turbulence in currency markets and heightened geopolitical risk. However, the combination of solid U.S. economic growth, strong corporate earnings, and inflation within the Fed’s target range, provided a level of stability to U.S. fixed-income markets over the reporting period.
In this environment, credit spreads and spreads on mortgage-backed securities generally widened over the reporting period. Additionally, ten-year U.S. Treasury yields fluctuated between a low of 2.05% in September and a high of 3.11% in May, and ended the period at 2.86%.
Performance. The fund returned -1.40% for the 12-month reporting period ended August 31, 2018, while the Bloomberg Barclays US Intermediate Aggregate Bond Index (the comparative index) returned -0.84%.
Positioning and Strategies. The fund closely tracked the primary risk exposures of the comparative index, which meant keeping the fund’s credit quality, duration, and sector allocations similarly aligned. The fund’s underperformance was primarily attributable to exposure to the Structured Products and Credit sectors.
In addition, the fund held positions in TBA, or “to be announced” securities, which are mortgage-backed bonds that settle on a forward date. The fund’s average month-end position in these securities was 7.2%, with a minimum exposure of 6.6% and maximum exposure of 8.3% over the period.

Portfolio Composition % of investments
These charts show two different views of the fund’s portfolio: by type of security and credit quality of the security.

By Security Type1

Weighted Average Maturity[3]	5.5 Yrs
Weighted Average Duration[3]	4.3 Yrs
By Credit Quality4

Management views and portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund may seek to obtain exposure to U.S. agency mortgage pass-through securities, in part or in full, through the use of “to-be-announced” or “TBA” transactions, which are standardized contracts for future delivery of mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. These transactions represented approximately 7.9% of net assets on August 31, 2018.
[3]	See Glossary for definitions of maturity and duration.
[4]	Based on ratings from Moody’s. The fund has selected Moody’s to provide credit ratings based on the recommendation from the fund’s investment adviser, who has determined that Moody’s strong depth and established expertise make it a reliable source for ratings of securities in which the fund may invest. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. To the extent Standard & Poor’s does not provide a rating, the fund will use a rating provided by Fitch Ratings, Inc. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies.

Schwab Taxable Bond Funds  |  Annual Report

Schwab Intermediate-Term Bond Fund
Performance and Fund Facts as of August 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (August 31, 2008 – August 31, 2018)1,2

Average Annual Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Intermediate-Term Bond Fund (10/31/07)	-1.40%	1.62%	3.26%
Bloomberg Barclays US Intermediate Aggregate Bond Index	-0.84%	2.00%	3.26%
Fund Category: Morningstar Intermediate-Term Bond[3]	-0.95%	2.44%	3.99%
Fund Expense Ratios[4]: Net 0.45%; Gross 0.63%

Yields1
30-Day SEC Yield[2]	2.58%
30-Day SEC Yield-No Waiver[5]	2.41%
12-Month Distribution Yield[2]	2.13%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the total return/yield may have been lower.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the Financial Highlights section of the financial statements.
[5]	Yield if fund expenses had not been partially absorbed by the investment adviser and its affiliates.

Schwab Taxable Bond Funds  |  Annual Report

Schwab GNMA Fund

The Schwab GNMA Fund (the fund) seeks high current income consistent with preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets (net assets plus borrowings for investment purposes) in Government National Mortgage Association (GNMA) securities. For more information about the fund’s investment objective and principal investment strategies, please see the fund’s prospectus.
Market Highlights. The yield curve generally flattened over the 12-month reporting period ended August 31, 2018, as short-term yields rose faster than those on longer-term securities. After remaining low for almost 10 years, measures of inflation rose slowly in early 2018 and continued to increase through August. Rising inflation, along with solid U.S. economic data, contributed to the Federal Reserve’s (Fed) decision to continue on its path toward a more normalized short-term interest rate environment over the reporting period. The Fed raised the federal funds rate in December, March, and June, with expectations for two additional increases in 2018. The Fed also continued to gradually reduce the size of its balance sheet, with little noticeable disruption to financial markets. Tariffs and a potential trade war contributed to bouts of volatility, as did turbulence in currency markets and heightened geopolitical risk. However, the combination of solid U.S. economic growth, strong corporate earnings, and inflation within the Fed’s target range, provided a level of stability to U.S. fixed-income markets over the reporting period.
In this environment, credit spreads and spreads on mortgage-backed securities (MBS) generally widened over the reporting period.
Performance. The fund returned -1.15% for the 12-month reporting period ended August 31, 2018, while the Bloomberg Barclays GNMA Index (the comparative index) returned -0.40%.
Positioning and Strategies. The fund continued to be overweight to higher coupon rate MBS, which were expected to realize slower prepayments versus those of newer-production, lower-rate mortgages. Moreover, the fund held an overweight to securities that are “seasoned” (older) compared to those represented in the comparative index. As more “seasoned” securities are less prepayment-sensitive when market interest rates change, this strategy helped the fund maintain its income stream as the fund realized prepayments at a slower rate than the index.
In addition, the fund held positions in TBA, or “to be announced” securities, which are mortgage-backed securities that settle on a forward date. The average fund’s month-end position in these securities was 6.7%, with a minimum exposure of 3.7% and maximum exposure of 12.0% over the period.

Portfolio Composition % of investments
These charts show two different views of the fund’s portfolio: by type of security and credit quality of the security.

By Security Type1

Weighted Average Maturity[3]	8.5 Yrs
Weighted Average Duration[3]	5.0 Yrs
By Credit Quality4

Management views and portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund may seek to obtain exposure to U.S. agency mortgage pass-through securities, in part or in full, through the use of “to-be-announced” or “TBA” transactions, which are standardized contracts for future delivery of mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. These transactions represented approximately 12.0% of net assets on August 31, 2018.
[3]	See Glossary for definitions of maturity and duration.
[4]	Based on ratings from Moody’s. The fund has selected Moody’s to provide credit ratings based on the recommendation from the fund’s investment adviser, who has determined that Moody’s strong depth and established expertise make it a reliable source for ratings of securities in which the fund may invest. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. To the extent Standard & Poor’s does not provide a rating, the fund will use a rating provided by Fitch Ratings, Inc. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies.

Schwab Taxable Bond Funds  |  Annual Report

Schwab GNMA Fund
Performance and Fund Facts as of August 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (August 31, 2008 – August 31, 2018)1,2

Average Annual Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab GNMA Fund (3/3/03)	-1.15%	1.82%	3.02%
Bloomberg Barclays GNMA Index	-0.40%	2.28%	3.49%
Fund Category: Morningstar Intermediate Government[3]	-1.44%	1.58%	2.81%
Fund Expense Ratios[4]: Net 0.55%; Gross 0.62%

Yields1
30-Day SEC Yield[2]	2.12%
30-Day SEC Yield-No Waiver[5]	2.06%
12-Month Distribution Yield[2]	2.66%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the total return/yield may have been lower.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the Financial Highlights section of the financial statements.
[5]	Yield if fund expenses had not been partially absorbed by the investment adviser and its affiliates.

Schwab Taxable Bond Funds  |  Annual Report

Schwab Treasury Inflation Protected Securities Index Fund

The Schwab Treasury Inflation Protected Securities Index Fund (the fund) seeks to track as closely as possible, before fees and expenses, the price and yield performance of the Bloomberg Barclays US Treasury Inflation-Linked Bond Index (Series-L) (the comparative index). Under normal circumstances, the fund will invest at least 90% of its net assets (net assets plus borrowings for investment purposes) in securities included in the comparative index. For more information about the fund’s investment objective and principal investment strategies, please see the fund’s prospectus.
Market Highlights. The yield curve generally flattened over the 12-month reporting period ended August 31, 2018, as short-term yields rose faster than those on longer-term securities. After remaining low for almost 10 years, measures of inflation rose slowly in early 2018 and continued to increase through August. Rising inflation, along with solid U.S. economic data, contributed to the Federal Reserve’s (Fed) decision to continue on its path toward a more normalized short-term interest rate environment over the reporting period. The Fed raised the federal funds rate in December, March, and June, with expectations for two additional increases in 2018. The Fed also continued to gradually reduce the size of its balance sheet, with little noticeable disruption to financial markets. Tariffs and a potential trade war contributed to bouts of volatility, as did turbulence in currency markets and heightened geopolitical risk. However, the combination of solid U.S. economic growth, strong corporate earnings, and inflation within the Fed’s target range, provided a level of stability to U.S. fixed-income markets over the reporting period.
In this environment, ten-year U.S. Treasury yields fluctuated between a low of 2.05% in September and a high of 3.11% in May, and ended the period at 2.86%, and U.S. TIPS generally outperformed U.S. Treasuries amid rising inflation expectations.
Performance. The fund returned 0.71% for the 12-month period ended August 31, 2018, while the comparative index returned 0.83%.
Contributors and Detractors. Consistent with its objective and strategies, the fund closely tracked the primary risk exposures of the comparative index, which meant keeping the fund’s duration and maturity allocations similarly aligned. The fund’s underperformance was primarily attributable to expenses.

Portfolio Composition % of investments
These charts show two different views of the fund’s portfolio: by type of security and credit quality of the security.

By Security Type1

Weighted Average Maturity[2]	8.3 Yrs
Weighted Average Duration[2]	7.6 Yrs
By Credit Quality3

Management views and portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	See Glossary for definitions of maturity and duration.
[3]	Based on ratings from Moody’s. The fund has selected Moody’s to provide credit ratings based on the recommendation from the fund’s investment adviser, who has determined that Moody’s strong depth and established expertise make it a reliable source for ratings of securities in which the fund may invest. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. To the extent Standard & Poor’s does not provide a rating, the fund will use a rating provided by Fitch Ratings, Inc. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies.

Schwab Taxable Bond Funds  |  Annual Report

Schwab Treasury Inflation Protected Securities Index Fund
Performance and Fund Facts as of August 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (August 31, 2008 – August 31, 2018)1

Average Annual Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Treasury Inflation Protected Securities Index Fund (3/31/06)	0.71%	1.72%	2.66%
Bloomberg Barclays US Treasury Inflation-Linked Bond Index (Series-L)	0.83%	1.88%	3.03%
Fund Category: Morningstar Inflation Protected Bond[2]	0.77%	1.42%	2.54%
Fund Expense Ratio[3]: 0.05%

Yields1
30-Day SEC Yield	2.57%
12-Month Distribution Yield	2.62%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership — Bloomberg Index Services Limited and its affiliates (collectively, “Bloomberg”) and Bloomberg’s licensors, including Barclays’, own all proprietary rights in the Bloomberg Barclays Indices. The Schwab Treasury Inflation Protected Securities Index Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays endorses or recommends the fund. Neither Bloomberg nor Barclays guarantees the timeliness, accurateness or completeness of any data or information relating to the Bloomberg Barclays Indices, and neither shall be liable in any way in respect of the use or accuracy of the Bloomberg Barclays Indices.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus.

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Schwab U.S. Aggregate Bond Index Fund

The Schwab U.S. Aggregate Bond Index Fund (the fund) seeks to track as closely as possible, before fees and expenses, the total return of an index composed of the total U.S. investment grade bond market. To pursue its goal, the fund generally invests in securities that are included in the Bloomberg Barclays US Aggregate Bond Index (the index). For more information about the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.
Market Highlights. The yield curve generally flattened over the 12-month reporting period ended August 31, 2018, as short-term yields rose faster than those on longer-term securities. After remaining low for almost 10 years, measures of inflation rose slowly in early 2018 and continued to increase through August. Rising inflation, along with solid U.S. economic data, contributed to the Federal Reserve’s (Fed) decision to continue on its path toward a more normalized short-term interest rate environment over the reporting period. The Fed raised the federal funds rate in December, March, and June, with expectations for two additional increases in 2018. The Fed also continued to gradually reduce the size of its balance sheet, with little noticeable disruption to financial markets. Tariffs and a potential trade war contributed to bouts of volatility, as did turbulence in currency markets and heightened geopolitical risk. However, the combination of solid U.S. economic growth, strong corporate earnings, and inflation within the Fed’s target range, provided a level of stability to U.S. fixed-income markets over the reporting period.
In this environment, credit spreads and spreads on mortgage-backed securities generally widened over the reporting period. Additionally, ten-year U.S. Treasury yields fluctuated between a low of 2.05% in September and a high of 3.11% in May, and ended the period at 2.86%.
Performance. The fund returned -1.17% for the 12-month period ended August 31, 2018, while the comparative index returned -1.05% for the same period.
Contributors and Detractors. Consistent with its objective and strategies, the fund closely tracked the primary risk exposures of the comparative index, which meant keeping the fund’s sector and duration allocations similarly aligned. The fund’s underperformance was primarily attributable to costs related to expenses.
In addition, the fund held positions in TBA, or “to be announced” securities, which are mortgage-backed bonds that settle on a forward date. The fund’s average month-end position in these securities was 4.5%, with a minimum exposure of 2.6% and maximum exposure of 6.3% over the period.

Portfolio Composition % of investments
These charts show two different views of the fund’s portfolio: by type of security and credit quality of the security.

By Security Type1

Weighted Average Maturity[3]	8.4 Yrs
Weighted Average Duration[3]	6.0 Yrs
By Credit Quality4

Management views and portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund may seek to obtain exposure to U.S. agency mortgage pass-through securities, in part or in full, through the use of “to-be-announced” or “TBA” transactions, which are standardized contracts for future delivery of mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. These transactions represented approximately 3.2% of net assets on August 31, 2018.
[3]	See Glossary for definitions of maturity and duration.
[4]	Based on ratings from Moody’s. The fund has selected Moody’s to provide credit ratings based on the recommendation from the fund’s investment adviser, who has determined that Moody’s strong depth and established expertise make it a reliable source for ratings of securities in which the fund may invest. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. To the extent Standard & Poor’s does not provide a rating, the fund will use a rating provided by Fitch Ratings, Inc. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies.

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Schwab U.S. Aggregate Bond Index Fund
Performance and Fund Facts as of August 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (February 23, 2017 – August 31, 2018)1

Average Annual Returns1
Fund and Inception Date	1 Year	Since Inception
Fund: Schwab U.S. Aggregate Bond Index Fund (2/23/17)	-1.17%	1.10%
Bloomberg Barclays US Aggregate Bond Index	-1.05%	1.34%
Fund Category: Morningstar Intermediate-Term Bond[2]	-0.95%	N/A
Fund Expense Ratio[3]: 0.04%

Yields1
30-Day SEC Yield	3.11%
12-Month Distribution Yield	2.67%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership — Bloomberg Index Services Limited and its affiliates (collectively, “Bloomberg”) and Bloomberg’s licensors, including Barclay’s, own all proprietary rights in the Bloomberg Barclays Indices. The Schwab U.S. Aggregate Bond Index Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays endorses or recommends the fund. Neither Bloomberg nor Barclays guarantees the timeliness, accurateness or completeness of any data or information relating to the Bloomberg Barclays Indices, and neither shall be liable in any way in respect of the use or accuracy of the Bloomberg Barclays Indices.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus.

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Schwab Short-Term Bond Index Fund

The Schwab Short-Term Bond Index Fund (the fund) seeks to track as closely as possible, before fees and expenses, the total return of an index composed of U.S. investment grade government related and corporate bonds with maturities between 1-5 years. To pursue its goal, the fund generally invests in securities that are included in the Bloomberg Barclays US Government/Credit 1-5 Year Index (the index). For more information about the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.
Market Highlights. The yield curve generally flattened over the 12-month reporting period ended August 31, 2018, as short-term yields rose faster than those on longer-term securities. After remaining low for almost 10 years, measures of inflation rose slowly in early 2018 and continued to increase through August. Rising inflation, along with solid U.S. economic data, contributed to the Federal Reserve’s (Fed) decision to continue on its path toward a more normalized short-term interest rate environment over the reporting period. The Fed raised the federal funds rate in December, March, and June, with expectations for two additional increases in 2018. The Fed also continued to gradually reduce the size of its balance sheet, with little noticeable disruption to financial markets. Tariffs and a potential trade war contributed to bouts of volatility, as did turbulence in currency markets and heightened geopolitical risk. However, the combination of solid U.S. economic growth, strong corporate earnings, and inflation within the Fed’s target range, provided a level of stability to U.S. fixed-income markets over the reporting period.
In this environment, credit spreads and spreads on mortgage-backed securities generally widened over the reporting period. Additionally, two-year U.S. Treasury yields fluctuated between a low of 1.27% in September and a high of 2.69% in July, and ended the period at 2.62%.
Performance. The fund returned -0.51% for the 12-month period ended August 31, 2018, while the comparative index returned -0.43%.
Contributors and Detractors. Consistent with its objective and strategies, the fund closely tracked the primary risk exposures of the comparative index, which meant keeping the fund’s sector and duration allocations similarly aligned. The fund’s underperformance was primarily attributable to expenses.

Portfolio Composition % of investments
These charts show two different views of the fund’s portfolio: by type of security and credit quality of the security.

By Security Type1

Weighted Average Maturity[2]	2.9 Yrs
Weighted Average Duration[2]	2.7 Yrs
By Credit Quality3

Management views and portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	See Glossary for definitions of maturity and duration.
[3]	Based on ratings from Moody’s. The fund has selected Moody’s to provide credit ratings based on the recommendation from the fund’s investment adviser, who has determined that Moody’s strong depth and established expertise make it a reliable source for ratings of securities in which the fund may invest. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. To the extent Standard & Poor’s does not provide a rating, the fund will use a rating provided by Fitch Ratings, Inc. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies.

Schwab Taxable Bond Funds  |  Annual Report

Schwab Short-Term Bond Index Fund
Performance and Fund Facts as of August 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (February 23, 2017 – August 31, 2018)1

Average Annual Returns1
Fund and Inception Date	1 Year	Since Inception
Fund: Schwab Short-Term Bond Index Fund (2/23/17)	-0.51%	0.48%
Bloomberg Barclays US Government/Credit 1-5 Year Index	-0.43%	0.65%
Fund Category: Morningstar Short-Term Bond[2]	0.40%	N/A
Fund Expense Ratio[3]: 0.06%

Yields1
30-Day SEC Yield	2.81%
12-Month Distribution Yield	1.92%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership — Bloomberg Index Services Limited and its affiliates (collectively, “Bloomberg”) and Bloomberg’s licensors, including Barclay’s, own all proprietary rights in the Bloomberg Barclays Indices. The Schwab Short-Term Bond Index Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays endorses or recommends the fund. Neither Bloomberg nor Barclays guarantees the timeliness, accurateness or completeness of any data or information relating to the Bloomberg Barclays Indices, and neither shall be liable in any way in respect of the use or accuracy of the Bloomberg Barclays Indices.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus.

Schwab Taxable Bond Funds  |  Annual Report

Schwab Taxable Bond Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses, if applicable.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning March 1, 2018 and held through August 31, 2018.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 3/1/18	Ending Account Value (Net of Expenses) at 8/31/18	Expenses Paid During Period 3/1/18-8/31/18[2]
Schwab Intermediate-Term Bond Fund
Actual Return	0.45%	$1,000.00	$1,008.10	$2.28
Hypothetical 5% Return	0.45%	$1,000.00	$1,022.93	$2.29
Schwab GNMA Fund
Actual Return	0.55%	$1,000.00	$1,011.40	$2.79
Hypothetical 5% Return	0.55%	$1,000.00	$1,022.43	$2.80
Schwab Treasury Inflation Protected Securities Index Fund
Actual Return	0.05%	$1,000.00	$1,019.70	$0.25
Hypothetical 5% Return	0.05%	$1,000.00	$1,024.95	$0.26
Schwab U.S. Aggregate Bond Index Fund
Actual Return	0.04%	$1,000.00	$1,010.90	$0.20
Hypothetical 5% Return	0.04%	$1,000.00	$1,025.00	$0.20
Schwab Short-Term Bond Index Fund
Actual Return	0.06%	$1,000.00	$1,008.40	$0.30
Hypothetical 5% Return	0.06%	$1,000.00	$1,024.90	$0.31

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.

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Schwab Intermediate-Term Bond Fund
Financial Statements
Financial Highlights
	9/1/17– 8/31/18	9/1/16– 8/31/17	9/1/15– 8/31/16	9/1/14– 8/31/15	9/1/13– 8/31/14
Per-Share Data
Net asset value at beginning of period	$10.13	$10.36	$10.19	$10.25	$10.06
Income (loss) from investment operations:
Net investment income (loss)	0.19 [1]	0.17 [1]	0.17 [1]	0.17 [1]	0.18
Net realized and unrealized gains (losses)	(0.33)	(0.13)	0.21	(0.02)	0.21
Total from investment operations	(0.14)	0.04	0.38	0.15	0.39
Less distributions:
Distributions from net investment income	(0.21)	(0.19)	(0.19)	(0.20)	(0.20)
Distributions from net realized gains	—	(0.08)	(0.02)	(0.01)	(0.00) [2]
Total distributions	(0.21)	(0.27)	(0.21)	(0.21)	(0.20)
Net asset value at end of period	$9.78	$10.13	$10.36	$10.19	$10.25
Total return	(1.40%)	0.40%	3.80%	1.47%	3.95%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.45%	0.45%	0.46% [3]	0.45%	0.45%
Gross operating expenses	0.63%	0.63%	0.64%	0.62%	0.64%
Net investment income (loss)	1.97%	1.68%	1.63%	1.66%	1.73%
Portfolio turnover rate[4]	170%	163%	199%	127% [5]	177%
Net assets, end of period (x 1,000,000)	$307	$326	$356	$345	$370

1
Calculated based on the average shares outstanding during the period.
2
Per-share amount was less than $0.005.
3
The expense ratio would have been 0.45%, if interest expense related to charges on agency mortgage-backed securities not delivered on a timely basis had not been incurred.
4
Includes to-be-announced (TBA) transactions (if any). See financial note 2.
5
Revised methodology adopted as of August 31, 2015. For comparison purposes, portfolio turnover rate would have been 158% using previous methodology.

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Intermediate-Term Bond Fund
Portfolio Holdings as of August 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.
For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date based on each security’s rate reset date. The reference rate and spread used is shown parenthetically in the security description, if available; if not, the reference rate is described in a footnote. The maturity date shown for all the securities is the final legal maturity.

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Corporates 21.0% of net assets

Financial Institutions 7.7%
Banking 6.1%
American Express Co.
3.63%, 12/05/24 (a)	750,000	744,264
Bank of America Corp.
2.88%, 04/24/23 (a)(b)(c)	1,500,000	1,463,310
3.42%, 12/20/28 (a)(b)(c)	500,000	471,707
Barclays PLC
2.75%, 11/08/19	500,000	497,905
Capital One Financial Corp.
3.05%, 03/09/22 (a)	750,000	736,576
Citibank NA
1.85%, 09/18/19 (a)	500,000	495,164
Citigroup, Inc.
2.70%, 03/30/21	1,000,000	985,811
4.13%, 07/25/28	750,000	727,274
First Tennessee Bank NA
2.95%, 12/01/19 (a)	250,000	249,811
HSBC Holdings PLC
5.10%, 04/05/21	750,000	781,795
4.25%, 03/14/24	750,000	753,534
JPMorgan Chase & Co.
3.30%, 04/01/26 (a)	500,000	482,971
4.20%, 07/23/29 (a)(b)(c)	500,000	502,606
Lloyds Bank PLC
2.70%, 08/17/20	1,250,000	1,237,897
Mitsubishi UFJ Financial Group, Inc.
3.85%, 03/01/26	250,000	249,683
Mizuho Financial Group, Inc.
3.55%, 03/05/23	750,000	747,528
Morgan Stanley
5.63%, 09/23/19	500,000	514,144
2.50%, 04/21/21	1,000,000	980,103
5.00%, 11/24/25	500,000	520,922
PNC Bank NA
2.55%, 12/09/21 (a)	1,000,000	977,042
Santander UK Group Holdings PLC
3.37%, 01/05/24 (a)(b)(c)	750,000	726,176
Sumitomo Mitsui Financial Group, Inc.
2.93%, 03/09/21	500,000	495,140
Svenska Handelsbanken AB
2.40%, 10/01/20	100,000	98,333
The Bank of Nova Scotia
2.70%, 03/07/22	500,000	489,984
Security Rate, Maturity Date	Face Amount ($)	Value ($)
The Goldman Sachs Group, Inc.
2.63%, 04/25/21 (a)	1,000,000	982,510
3.00%, 04/26/22 (a)	500,000	491,648
4.22%, 05/01/29 (a)	500,000	496,064
Wells Fargo & Co.
2.50%, 03/04/21	1,000,000	981,403
		18,881,305
Finance Companies 0.1%
Air Lease Corp.
3.63%, 04/01/27 (a)	250,000	234,922
Insurance 0.8%
Anthem, Inc.
3.65%, 12/01/27 (a)	1,000,000	955,051
Berkshire Hathaway, Inc.
2.75%, 03/15/23 (a)	1,000,000	985,139
MetLife, Inc.
3.60%, 11/13/25 (a)	500,000	498,105
		2,438,295
REITs 0.7%
AvalonBay Communities, Inc.
3.50%, 11/15/24 (a)	500,000	499,687
Government Properties Income Trust
4.00%, 07/15/22 (a)	500,000	497,121
ProLogis LP
3.75%, 11/01/25 (a)	500,000	506,081
Regency Centers LP
3.60%, 02/01/27 (a)	350,000	337,451
Welltower, Inc.
4.13%, 04/01/19 (a)	250,000	251,060
		2,091,400
		23,645,922

Industrial 12.1%
Basic Industry 1.0%
Fibria Overseas Finance Ltd.
4.00%, 01/14/25 (a)	200,000	184,375
Newmont Mining Corp.
3.50%, 03/15/22 (a)	500,000	498,126
Packaging Corp. of America
3.65%, 09/15/24 (a)	350,000	345,086
Southern Copper Corp.
5.38%, 04/16/20	500,000	517,895
3.50%, 11/08/22	500,000	495,287

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Intermediate-Term Bond Fund
Portfolio Holdings as of August 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
The Mosaic Co.
3.25%, 11/15/22 (a)	250,000	245,617
4.05%, 11/15/27 (a)	250,000	243,491
The Sherwin-Williams Co.
2.25%, 05/15/20	500,000	493,418
		3,023,295
Capital Goods 1.0%
General Electric Co.
2.20%, 01/09/20 (a)	1,000,000	990,291
3.38%, 03/11/24	250,000	247,780
Ingersoll-Rand Global Holding Co., Ltd.
2.90%, 02/21/21	350,000	347,347
Kennametal, Inc.
4.63%, 06/15/28 (a)	250,000	249,085
Lockheed Martin Corp.
3.55%, 01/15/26 (a)	500,000	497,849
The Boeing Co.
2.25%, 06/15/26 (a)	1,000,000	915,656
		3,248,008
Communications 1.2%
AT&T, Inc.
3.40%, 05/15/25 (a)	500,000	476,083
Charter Communications Operating LLC/Charter Communications Operating Capital
3.58%, 07/23/20 (a)	1,000,000	1,003,417
4.91%, 07/23/25 (a)	500,000	511,328
Crown Castle International Corp.
4.88%, 04/15/22	500,000	516,677
Omnicom Group, Inc./Omnicom Capital, Inc.
3.63%, 05/01/22	1,000,000	996,857
Verizon Communications, Inc.
3.50%, 11/01/24 (a)	250,000	247,593
		3,751,955
Consumer Cyclical 2.1%
Amazon.com, Inc.
3.15%, 08/22/27 (a)	1,000,000	967,775
American Honda Finance Corp.
3.50%, 02/15/28	250,000	248,253
eBay, Inc.
2.75%, 01/30/23 (a)	500,000	483,448
Ford Motor Credit Co., LLC
4.14%, 02/15/23 (a)	1,000,000	987,090
General Motors Financial Co., Inc.
3.85%, 01/05/28 (a)	250,000	233,065
Lennar Corp.
4.50%, 11/15/19 (a)	1,000,000	1,010,000
Nordstrom, Inc.
4.75%, 05/01/20	1,000,000	1,024,829
QVC, Inc.
5.13%, 07/02/22	500,000	510,579
Visa, Inc.
2.20%, 12/14/20 (a)	500,000	493,128
Walmart, Inc.
3.40%, 06/26/23 (a)	500,000	506,576
		6,464,743
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Consumer Non-Cyclical 2.9%
AbbVie, Inc.
3.20%, 11/06/22 (a)	500,000	494,324
Anheuser-Busch InBev Finance, Inc.
2.65%, 02/01/21 (a)	500,000	494,566
3.70%, 02/01/24	250,000	251,141
Anheuser-Busch InBev Worldwide, Inc.
3.50%, 01/12/24 (a)	500,000	498,544
Biogen, Inc.
3.63%, 09/15/22	500,000	503,711
Bristol-Myers Squibb Co.
1.60%, 02/27/19	500,000	497,708
Cardinal Health, Inc.
2.40%, 11/15/19	500,000	497,449
3.50%, 11/15/24 (a)	750,000	726,320
Celgene Corp.
3.55%, 08/15/22	500,000	500,011
2.75%, 02/15/23 (a)	750,000	722,587
CVS Health Corp.
4.10%, 03/25/25 (a)	250,000	250,838
4.30%, 03/25/28 (a)	1,000,000	994,204
Keurig Dr Pepper, Inc.
4.60%, 05/25/28 (a)(d)	250,000	254,228
Molson Coors Brewing Co.
2.10%, 07/15/21 (a)	250,000	241,249
Newell Brands, Inc.
2.88%, 12/01/19 (a)	1,000,000	996,034
Shire Acquisitions Investments Ireland DAC
2.88%, 09/23/23 (a)	1,000,000	956,045
		8,878,959
Energy 1.6%
BP Capital Markets PLC
3.12%, 05/04/26 (a)	500,000	482,450
Colorado Interstate Gas Co. LLC/Colorado Interstate Issuing Corp.
4.15%, 08/15/26 (a)(d)	250,000	245,916
Enbridge, Inc.
2.90%, 07/15/22 (a)	250,000	244,059
Helmerich & Payne International Drilling Co.
4.65%, 03/15/25 (a)	250,000	258,820
Husky Energy, Inc.
4.00%, 04/15/24 (a)	500,000	501,355
Marathon Oil Corp.
2.70%, 06/01/20 (a)	250,000	247,136
4.40%, 07/15/27 (a)	500,000	502,150
Midcontinent Express Pipeline LLC
6.70%, 09/15/19 (d)	250,000	256,907
MPLX LP
4.50%, 07/15/23 (a)	1,000,000	1,029,703
Sabine Pass Liquefaction LLC
5.75%, 05/15/24 (a)	500,000	538,282
Suncor Energy, Inc.
3.60%, 12/01/24 (a)	500,000	497,956
Sunoco Logistics Partners Operations LP
4.00%, 10/01/27 (a)	250,000	239,657
		5,044,391
Technology 2.1%
Alphabet, Inc.
3.38%, 02/25/24	1,000,000	1,017,757

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Intermediate-Term Bond Fund
Portfolio Holdings as of August 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Apple, Inc.
3.20%, 05/13/25	1,500,000	1,486,805
Baidu, Inc.
4.13%, 06/30/25	500,000	498,198
Hewlett Packard Enterprise Co.
3.60%, 10/15/20 (a)	500,000	504,121
Marvell Technology Group Ltd.
4.20%, 06/22/23 (a)	500,000	502,684
NVIDIA Corp.
2.20%, 09/16/21 (a)	1,000,000	973,620
Seagate HDD
4.75%, 01/01/25	200,000	191,963
VMware, Inc.
2.30%, 08/21/20	250,000	245,029
2.95%, 08/21/22 (a)	1,000,000	971,368
		6,391,545
Transportation 0.2%
Southwest Airlines Co.
2.65%, 11/05/20 (a)	500,000	494,712
		37,297,608

Utility 1.2%
Electric 1.1%
Duke Energy Corp.
5.05%, 09/15/19 (e)	750,000	764,825
PPL Capital Funding, Inc.
3.50%, 12/01/22 (a)	500,000	498,757
3.10%, 05/15/26 (a)	500,000	469,453
Virginia Electric & Power Co.
2.75%, 03/15/23 (a)	250,000	243,991
3.80%, 04/01/28 (a)	1,000,000	1,012,746
WEC Energy Group, Inc.
2.45%, 06/15/20 (a)	500,000	496,036
		3,485,808
Natural Gas 0.1%
Sempra Energy
2.88%, 10/01/22 (a)	150,000	146,344
		3,632,152
Total Corporates
(Cost $65,255,765)		64,575,682

Treasuries 39.0% of net assets
Notes
1.00%, 10/15/19 (e)	6,700,000	6,589,947
1.50%, 11/30/19 (e)	2,150,000	2,123,209
1.25%, 01/31/20 (e)	1,850,000	1,816,938
1.38%, 01/31/20 (e)	3,350,000	3,296,151
3.63%, 02/15/20	2,100,000	2,130,967
1.13%, 03/31/20	600,000	586,582
1.63%, 06/30/20 (e)	3,100,000	3,045,326
1.75%, 10/31/20 (e)	5,700,000	5,594,016
2.63%, 11/15/20	1,000,000	999,238
1.88%, 12/15/20	3,500,000	3,439,775
2.38%, 12/31/20 (e)	500,000	496,914
3.63%, 02/15/21	1,800,000	1,840,359
1.13%, 02/28/21	1,500,000	1,444,570
2.00%, 02/28/21 (e)	5,000,000	4,919,629
1.25%, 03/31/21	500,000	482,471
2.25%, 04/30/21 (e)	4,900,000	4,846,789
Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.63%, 05/15/21	2,300,000	2,296,496
1.38%, 05/31/21 (e)	3,500,000	3,379,756
2.63%, 06/15/21	5,000,000	4,992,188
1.13%, 06/30/21	2,750,000	2,634,199
2.13%, 08/15/21 (e)	7,300,000	7,183,229
1.88%, 01/31/22	2,150,000	2,091,505
1.75%, 04/30/22	900,000	869,801
2.00%, 07/31/22	500,000	486,621
1.75%, 09/30/22	200,000	192,500
1.88%, 10/31/22	900,000	869,889
1.63%, 11/15/22	650,000	621,588
2.00%, 11/30/22	700,000	679,602
2.13%, 12/31/22 (e)	1,400,000	1,365,246
1.50%, 02/28/23	1,300,000	1,232,613
1.38%, 06/30/23 (e)	3,100,000	2,910,609
2.75%, 07/31/23	350,000	350,212
1.38%, 08/31/23	2,850,000	2,668,870
1.38%, 09/30/23	500,000	467,598
2.75%, 11/15/23	800,000	800,172
2.25%, 01/31/24	3,700,000	3,605,693
2.75%, 02/15/24 (e)	2,000,000	1,999,102
2.00%, 04/30/24	3,200,000	3,071,500
2.50%, 05/15/24	3,275,000	3,228,498
2.25%, 11/15/24	2,500,000	2,423,633
2.25%, 12/31/24	1,250,000	1,211,206
2.50%, 01/31/25	3,500,000	3,440,596
2.00%, 02/15/25	1,000,000	953,027
2.88%, 04/30/25	1,650,000	1,657,831
2.13%, 05/15/25	2,150,000	2,061,397
2.88%, 05/31/25	1,670,000	1,677,469
2.75%, 06/30/25	1,700,000	1,694,455
2.00%, 08/15/25	1,450,000	1,376,084
1.63%, 05/15/26	1,550,000	1,422,488
1.50%, 08/15/26 (e)	1,350,000	1,223,122
2.25%, 08/15/27	2,200,000	2,096,230
2.25%, 11/15/27	1,900,000	1,807,969
2.75%, 02/15/28	3,000,000	2,973,633
2.88%, 05/15/28	1,800,000	1,802,355
Total Treasuries
(Cost $121,170,323)		119,471,863

Government Related 4.0% of net assets

Agency 1.5%
Foreign 1.5%
Germany 0.9%
Kreditanstalt Fuer Wiederaufbau
4.00%, 01/27/20 (f)	1,000,000	1,017,774
1.50%, 06/15/21 (f)	2,000,000	1,930,172
		2,947,946
Mexico 0.3%
Petroleos Mexicanos
5.50%, 01/21/21	500,000	515,000
6.50%, 03/13/27	500,000	507,450
		1,022,450
Norway 0.1%
Equinor A.S.A.
2.65%, 01/15/24	250,000	241,298

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Intermediate-Term Bond Fund
Portfolio Holdings as of August 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Republic of Korea 0.2%
Korea Development Bank
3.75%, 01/22/24	500,000	502,172
		4,713,866

Local Authority 0.4%
Foreign 0.4%
Canada 0.4%
Hydro-Quebec
8.05%, 07/07/24	500,000	616,225
Province of British Columbia
2.25%, 06/02/26	500,000	469,125
		1,085,350
		1,085,350

Sovereign 0.4%
Chile 0.1%
Chile Government International Bond
2.25%, 10/30/22	250,000	239,213
Colombia 0.1%
Colombia Government International Bond
4.50%, 01/28/26 (a)	500,000	512,187
Mexico 0.1%
Mexico Government International Bond
3.63%, 03/15/22	250,000	250,738
Panama 0.0%
Panama Government International Bond
3.75%, 03/16/25 (a)	100,000	100,250
Philippines 0.1%
Philippine Government International Bond
4.20%, 01/21/24	150,000	154,795
		1,257,183

Supranational* 1.7%
Asian Development Bank
1.63%, 05/05/20	1,000,000	982,344
2.25%, 01/20/21	1,000,000	987,718
European Investment Bank
4.00%, 02/16/21	500,000	514,117
Inter-American Development Bank
3.88%, 09/17/19	500,000	506,458
International Bank for Reconstruction & Development
1.75%, 04/19/23	2,000,000	1,906,900
International Finance Corp.
1.75%, 09/16/19	150,000	148,721
1.13%, 07/20/21	250,000	238,446
		5,284,704
Total Government Related
(Cost $12,437,723)		12,341,103

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Securitized 36.1% of net assets

Collateralized Mortgage Obligations 0.7%
Banc of America Funding Trust
Series 05-E Class 5A1
4.17%, 05/20/35 (a)(b)(g)	4,375	4,377
CHL Mortgage Pass-Through Trust
Series 04-HYB2 Class 6A
3.58%, 07/20/34
(12 mo. USD-LIBOR + 1.87%) (a)(b)	141,828	138,019
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-23 Class 7A1
5.00%, 09/25/18 (a)(e)	73,527	74,604
Fannie Mae REMICs
Series 2010-83 Class AK
3.00%, 11/25/18 (a)	409	408
Freddie Mac REMICs
Series 3649 Class EA
2.25%, 12/15/18 (a)	240	240
Series 2641 Class WE
4.50%, 01/15/33 (a)	431	431
Series 3982 Class AB
3.50%, 06/15/36 (a)	12,914	12,908
Series 3747 Class HK
2.50%, 07/15/37 (a)	25,050	25,027
JP Morgan Mortgage Trust
Series 2004-A3 Class 2A1
4.43%, 07/25/34 (a)(b)(h)	105,571	107,420
Series 2004-A5 Class 4A4
3.67%, 12/25/34 (a)(b)(i)	100,504	102,909
MASTR Adjustable Rate Mortgages Trust
Series 2004-4 Class 4A1
3.96%, 05/25/34 (a)(b)(j)	62,670	62,648
MASTR Alternative Loan Trust
Series 2005-1 Class A1
5.50%, 01/25/20 (a)(k)	52,097	53,045
Merrill Lynch Mortgage Investors Trust
Series 2004-B Class A1
2.56%, 05/25/29
(1 mo. USD-LIBOR + 0.50%) (a)(b)	533,707	524,486
MRFC Mortgage Pass-Through Trust
Series 2000-TBC2 Class A1
2.54%, 06/15/30
(1 mo. USD-LIBOR + 0.48%) (a)(b)	49,682	48,473
Sequoia Mortgage Trust
Series 2013-1 Class 2A1
1.86%, 02/25/43 (a)	9,252	8,370
Series 2013-2 Class 2A
1.87%, 02/25/43 (a)	473,478	426,551
Series 2013-5 Class A1
2.50%, 05/25/43 (a)(d)	198,815	185,159
Structured Asset Mortgage Investments II Trust
Series 2004-AR1 Class 1A1
2.78%, 03/19/34
(1 mo. USD-LIBOR + 0.70%) (a)(b)	173,601	171,922
WAMU Mortgage Pass-Through Certificates
Series 2003-AR1 Class A5
3.45%, 03/25/33
(1 year CMT Rate + 2.00%) (a)(b)	27,077	27,504

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Intermediate-Term Bond Fund
Portfolio Holdings as of August 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Series 2004-AR3 Class A2
3.95%, 06/25/34 (a)(b)(l)	26,408	27,023
Series 2005-AR9 Class A1A
2.70%, 07/25/45
(1 mo. USD-LIBOR + 0.64%) (a)(b)	143,568	143,375
		2,144,899

Commercial Mortgage-Backed Securities 2.2%
COMM Mortgage Trust
Series 2013-CR12 Class A2
2.90%, 10/10/46 (a)	10,584	10,579
Fannie Mae-ACES
Series 2014-M6 Class A2
2.68%, 05/25/21 (a)	439,674	435,755
Series 2011-M5 Class A2
2.94%, 07/25/21 (a)	213,276	212,798
Freddie Mac Multifamily Structured Pass-Through Certificates
Series K714 Class A2
3.03%, 10/25/20 (a)	154,000	154,346
Series K026 Class A2
2.51%, 11/25/22 (a)	650,000	638,407
Series K027 Class A2
2.64%, 01/25/23 (a)	110,000	108,534
Series K037 Class A1
2.59%, 04/25/23 (a)	88,307	87,440
Series K046 Class A2
3.21%, 03/25/25 (a)	100,000	100,434
Ginnie Mae
Series 2013-55 Class A
1.32%, 05/16/34 (a)	86,712	85,707
JPMBB Commercial Mortgage Securities Trust
Series 2013-C17 Class A4
4.20%, 01/15/47 (a)	366,000	380,733
Series 2015-C28 Class A4
3.23%, 10/15/48 (a)	3,000,000	2,954,773
Wells Fargo Commercial Mortgage Trust
Series 2014-LC16 Class A4
3.55%, 08/15/50 (a)	100,000	100,795
Series 2016-C32 Class A4
3.56%, 01/15/59 (a)	1,500,000	1,501,841
		6,772,142

Mortgage-Backed Securities Pass-Through 33.2%
Fannie Mae
6.00%, 09/01/18 to 12/01/35 (a)	541,275	582,687
6.00%, 10/01/19 to 05/01/21 (a)(e)	37,729	38,627
5.50%, 10/01/22 (a)(e)	102,754	110,263
5.50%, 01/01/23 to 12/01/33 (a)	467,114	503,787
5.00%, 09/01/23 to 07/01/36 (a)	763,987	815,495
2.68%, 02/01/25 (a)	38,000	36,828
3.00%, 01/01/26 to 10/01/46 (a)	10,820,708	10,605,587
3.50%, 04/01/26 to 04/01/48 (a)	10,803,377	10,806,679
2.50%, 07/01/27 to 02/01/43 (a)	2,793,350	2,715,876
4.50%, 06/01/30 to 09/01/41 (a)	758,249	792,450
4.00%, 04/01/32 to 04/01/48 (a)	4,711,712	4,816,009
4.00%, 09/01/40 (a)(e)	2,526,089	2,591,678
Fannie Mae TBA
2.00%, 09/01/33 (a)(m)	500,000	471,987
3.00%, 09/01/33 to 09/01/48 (a)(m)	1,500,000	1,464,990
3.50%, 09/01/33 to 09/01/48 (a)(m)	2,500,000	2,494,649
4.00%, 09/01/33 to 09/01/48 (a)(m)	2,500,000	2,548,441
4.50%, 09/01/48 (a)(m)	2,000,000	2,077,162
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Freddie Mac
4.50%, 10/01/18 to 11/01/41 (a)	2,965,295	3,104,549
4.00%, 07/01/19 to 07/01/48 (a)	4,143,752	4,235,643
5.50%, 02/01/23 to 07/01/35 (a)	247,091	264,278
5.00%, 01/01/24 to 08/01/40 (a)	436,085	464,976
2.50%, 12/01/27 to 05/01/33 (a)	1,736,132	1,699,024
3.00%, 09/01/28 to 11/01/46 (a)	6,020,022	5,875,850
3.50%, 04/01/33 to 02/01/48 (a)	4,286,259	4,298,348
5.50%, 06/01/33 (a)(e)	431,030	468,843
3.50%, 09/01/44 (a)(e)	2,540,121	2,539,357
Freddie Mac TBA
2.50%, 09/01/33 (a)(m)	500,000	485,675
3.00%, 09/01/33 to 09/01/48 (a)(m)	2,000,000	1,972,084
3.50%, 09/01/33 to 09/01/48 (a)(m)	2,500,000	2,495,109
4.00%, 09/01/48 (a)(m)	1,000,000	1,018,828
Ginnie Mae
2.50%, 06/15/27 to 07/20/46 (a)	267,216	257,605
3.00%, 01/15/28 to 10/20/46 (a)	5,042,771	4,958,009
5.00%, 06/15/33 to 09/15/33 (a)	539,458	578,596
5.00%, 10/15/34 (a)(e)	639,637	683,800
4.00%, 04/20/40 to 07/20/48 (a)	3,673,528	3,782,092
4.50%, 10/20/40 to 10/15/43 (a)	1,507,595	1,586,365
3.50%, 09/15/41 to 07/20/47 (a)	8,450,466	8,521,189
Ginnie Mae TBA
3.00%, 09/01/48 (a)(m)	3,000,000	2,935,049
3.50%, 09/01/48 (a)(m)	3,000,000	3,011,836
4.00%, 09/01/48 (a)(m)	2,500,000	2,560,645
4.50%, 09/01/48 (a)(m)	500,000	519,759
		101,790,704
Total Securitized
(Cost $112,157,303)		110,707,745
Security	Number of Shares	Value ($)
Other Investment Company 3.3% of net assets

Money Market Fund 3.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.87% (n)	10,057,728	10,057,728
Total Other Investment Company
(Cost $10,057,728)		10,057,728

Short-Term Investments 4.9% of net assets

Government Related 4.9%
Federal Home Loan Bank
1.93%, 09/19/18 (o)	5,000,000	4,995,187

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Intermediate-Term Bond Fund
Portfolio Holdings as of August 31, 2018 (continued)

Security	Number of Shares	Value ($)
United States Treasury Bill
1.88%, 09/06/18 (o)	10,000,000	9,997,398
Total Short-Term Investments
(Cost $14,992,585)		14,992,585
*	Supranational bonds represent the debt of international organizations or institutions such as the World Bank, the International Monetary Fund, regional multilateral development banks and others.
(a)	The effective maturity may be shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or as the result of embedded demand features (puts or calls).
(b)	Variable-rate security.
(c)	Step up bond that pays an initial coupon rate for a set period and increased coupon rates at one or more preset intervals. Rate shown is as of period end.
(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $942,210 or 0.3% of net assets.
(e)	All or a portion of this security is designated as collateral for delayed-delivery securities.
(f)	Guaranteed by the Republic of Germany.
(g)	Security is backed by a tranche of loans comprised of two different reference rates and spreads (6 month LIBOR + 2.25% and 12 month LIBOR + 2.00%)
(h)	Security is backed by a tranche of loans comprised of two different reference rates and spreads (1 year CMT + 2.49% and 12 month LIBOR + 1.99%)
(i)	Security is backed by a tranche of loans comprised of three different reference rates and spreads (1 year CMT + 2.37%, 6 month LIBOR + 1.62% and 12 month LIBOR + 1.77%)
(j)	Security is backed by a tranche of loans comprised of two different reference rates and spreads (6 month LIBOR + 2.08% and 12 month LIBOR + 1.88%)
(k)	Security is backed by a tranche of loans comprised of two different reference rates and spreads (6 month LIBOR + 1.64% and 1 month LIBOR + 1.38%)
(l)	Security is backed by a tranche of loans comprised of two different reference rates and spreads (1 year CMT + 2.33% and 12 month LIBOR + 1.82%)
(m)	Security or a portion of the security purchased on a delayed-delivery or when-issued basis.
(n)	The rate shown is the 7-day yield.
(o)	The rate shown is the purchase yield.

ACES —	Alternate Credit Enhancement Securities
CMT —	Constant Maturity Treasury is an index published by the Federal Reserve Board based on the monthly average yield of a range of Treasury securities maturing at different periods, adjusted to the equivalent of a one-year maturity.
LIBOR —	London Interbank Offered Rate is the interest rate banks charge each other for short-term loans.
REIT —	Real Estate Investment Trust
REMIC —	Real Estate Mortgage Investment Conduit
TBA —	To-be-announced

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2018 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Corporates [1]	$—	$64,575,682	$—	$64,575,682
Treasuries	—	119,471,863	—	119,471,863
Government Related[1]	—	12,341,103	—	12,341,103
Securitized [1]	—	110,707,745	—	110,707,745
Other Investment Company[1]	10,057,728	—	—	10,057,728
Short-Term Investments[1]	—	14,992,585	—	14,992,585
Total	$10,057,728	$322,088,978	$—	$332,146,706
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Intermediate-Term Bond Fund
Statement of Assets and Liabilities

As of August 31, 2018
Assets
Investments in unaffiliated issuers, at value (cost $336,071,427)		$332,146,706
Receivables:
Investments sold		4,417,458
Interest		1,447,720
Fund shares sold		79,081
Dividends		11,766
Prepaid expenses	+	21,247
Total assets		338,123,978
Liabilities
Payables:
Investments bought		7,126,370
Investments bought - Delayed-delivery		24,034,678
Investment adviser and administrator fees		34,118
Shareholder service fees		64,084
Distributions to shareholders		172,960
Fund shares redeemed		28,858
Accrued expenses	+	81,129
Total liabilities		31,542,197
Net Assets
Total assets		338,123,978
Total liabilities	–	31,542,197
Net assets		$306,581,781
Net Assets by Source
Capital received from investors		315,484,838
Net investment income not yet distributed		8,490
Net realized capital losses		(4,986,826)
Net unrealized capital depreciation		(3,924,721)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$306,581,781		31,338,226		$9.78

Schwab Taxable Bond Funds  |  Annual Report
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Schwab Intermediate-Term Bond Fund
Statement of Operations

For the period September 1, 2017 through August 31, 2018
Investment Income
Interest		$7,470,672
Dividends	+	74,558
Total investment income		7,545,230
Expenses
Investment adviser and administrator fees		935,932
Shareholder service fees		773,839
Portfolio accounting fees		91,894
Professional fees		61,645
Custodian fees		31,993
Registration fees		24,867
Shareholder reports		22,564
Independent trustees’ fees		12,915
Transfer agent fees		7,154
Other expenses	+	4,091
Total expenses		1,966,894
Expense reduction by CSIM and its affiliates	–	563,183
Net expenses	–	1,403,711
Net investment income		6,141,519
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(3,066,350)
Net realized losses on futures contracts		(350)
Net realized losses on TBA sale commitments	+	(2,474)
Net realized losses		(3,069,174)
Net change in unrealized appreciation (depreciation) on investments		(7,430,796)
Net change in unrealized appreciation (depreciation) on TBA sale commitments	+	993
Net change in unrealized appreciation (depreciation)	+	(7,429,803)
Net realized and unrealized losses		(10,498,977)
Decrease in net assets resulting from operations		($4,357,458)

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Intermediate-Term Bond Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	9/1/17-8/31/18		9/1/16-8/31/17
Net investment income		$6,141,519	$5,556,817
Net realized losses		(3,069,174)	(527,766)
Net change in unrealized appreciation (depreciation)	+	(7,429,803)	(4,183,717)
Increase (decrease) in net assets from operations		(4,357,458)	845,334
Distributions to Shareholders
Distributions from net investment income		(6,573,107)	(6,253,458)
Distributions from net realized gains	+	—	(2,498,795)
Total distributions		($6,573,107)	($8,752,253)

Transactions in Fund Shares
		9/1/17-8/31/18		9/1/16-8/31/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		6,255,566	$61,910,557	5,674,140	$57,256,547
Shares reinvested		472,492	4,664,990	605,959	6,104,592
Shares redeemed	+	(7,609,134)	(75,343,722)	(8,406,462)	(84,912,521)
Net transactions in fund shares		(881,076)	($8,768,175)	(2,126,363)	($21,551,382)
Shares Outstanding and Net Assets
		9/1/17-8/31/18		9/1/16-8/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		32,219,302	$326,280,521	34,345,665	$355,738,822
Total decrease	+	(881,076)	(19,698,740)	(2,126,363)	(29,458,301)
End of period		31,338,226	$306,581,781	32,219,302	$326,280,521
Net investment income not yet distributed			$8,490		$8,489

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Schwab GNMA Fund
Financial Statements
Financial Highlights
	9/1/17– 8/31/18	9/1/16– 8/31/17	9/1/15– 8/31/16	9/1/14– 8/31/15	9/1/13– 8/31/14
Per-Share Data
Net asset value at beginning of period	$9.96	$10.21	$10.09	$10.15	$9.93
Income (loss) from investment operations:
Net investment income (loss)	0.18 [1]	0.15 [1]	0.15 [1]	0.14 [1]	0.18
Net realized and unrealized gains (losses)	(0.30)	(0.15)	0.21	0.04	0.31
Total from investment operations	(0.12)	(0.00) [2]	0.36	0.18	0.49
Less distributions:
Distributions from net investment income	(0.25)	(0.25)	(0.24)	(0.24)	(0.27)
Net asset value at end of period	$9.59	$9.96	$10.21	$10.09	$10.15
Total return	(1.15%)	(0.02%)	3.55%	1.80%	5.04%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.55%	0.55%	0.57% [3]	0.56% [3]	0.57% [3]
Gross operating expenses	0.63%	0.62%	0.64%	0.64%	0.66%
Net investment income (loss)	1.86%	1.50%	1.51%	1.41%	1.89%
Portfolio turnover rate[4]	123%	269%	363%	325% [5]	481%
Net assets, end of period (x 1,000,000)	$222	$291	$353	$292	$289

1
Calculated based on the average shares outstanding during the period.
2
Per-share amount was less than $0.005.
3
The expense ratio would have been 0.55%, if settlement expense related to charges on agency mortgage-backed securities not delivered on a timely basis had not been incurred.
4
Includes to-be-announced (TBA) transactions (if any). See financial note 2.
5
Revised methodology adopted as of August 31, 2015. For comparison purposes, portfolio turnover rate would have been 482% using previous methodology.

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Schwab GNMA Fund
Portfolio Holdings as of August 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.
For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date based on each security’s rate reset date. The reference rate and spread used is shown parenthetically in the security description, if available; if not, the reference rate is described in a footnote. The maturity date shown for all the securities is the final legal maturity.

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Securitized 99.9% of net assets

Mortgage-Backed Securities Pass-Through 99.9%
Ginnie Mae
3.00%, 01/20/27 to 11/20/46 (a)	28,570,060	28,094,462
3.00%, 02/20/27 to 10/20/46 (a)(b)	30,427,291	29,919,342
2.50%, 08/15/27 to 04/15/45 (a)	1,731,623	1,678,014
2.50%, 10/20/27 to 06/15/28 (a)(b)	551,570	541,393
5.00%, 02/20/33 to 04/20/40 (a)(b)	6,236,754	6,718,346
5.50%, 03/20/33 (a)(b)	943,472	1,033,859
5.50%, 09/15/35 (a)	689,299	751,896
6.00%, 12/15/36 to 12/20/38 (a)	805,492	876,425
4.50%, 07/15/39 to 07/20/44 (a)(b)	6,309,262	6,660,902
4.00%, 12/20/39 to 07/20/48 (a)	33,184,400	34,203,140
4.50%, 10/20/40 (a)	272,182	287,013
3.50%, 09/15/41 to 07/20/46 (a)(b)	42,676,734	42,975,294
3.50%, 11/20/41 to 02/20/48 (a)	33,438,620	33,700,888
4.00%, 11/20/43 to 11/20/45 (a)(b)	7,308,295	7,536,488
Ginnie Mae TBA
2.50%, 09/01/48 (a)(c)	1,000,000	947,986
3.50%, 09/01/48 (a)(c)	10,000,000	10,039,453
4.00%, 09/01/48 (a)(c)	3,000,000	3,072,774
4.50%, 09/01/48 (a)(c)	12,000,000	12,474,225
Total Securitized
(Cost $227,450,165)		221,511,900
Security	Number of Shares	Value ($)
Other Investment Company 4.5% of net assets

Money Market Fund 4.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.87% (d)	9,886,172	9,886,172
Total Other Investment Company
(Cost $9,886,172)		9,886,172
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 6.3% of net assets

Government Related 6.3%
Federal Home Loan Bank
1.95%, 09/19/18 (e)	10,000,000	9,990,375
United States Treasury Bill
1.91%, 09/06/18 (e)	4,000,000	3,998,955
Total Short-Term Investments
(Cost $13,989,330)		13,989,330
(a)	The effective maturity may be shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or as the result of embedded demand features (puts or calls).
(b)	All or a portion of this security is designated as collateral for delayed-delivery securities.
(c)	Security or a portion of the security purchased on a delayed-delivery or when-issued basis.
(d)	The rate shown is the 7-day yield.
(e)	The rate shown is the purchase yield.

TBA —	To-be-announced

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Schwab GNMA Fund
Portfolio Holdings as of August 31, 2018 (continued)

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2018 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Securitized [1]	$—	$221,511,900	$—	$221,511,900
Other Investment Company[1]	9,886,172	—	—	9,886,172
Short-Term Investments[1]	—	13,989,330	—	13,989,330
Total	$9,886,172	$235,501,230	$—	$245,387,402
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

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Schwab GNMA Fund
Statement of Assets and Liabilities

As of August 31, 2018
Assets
Investments in unaffiliated issuers, at value (cost $251,325,667)		$245,387,402
Receivables:
Investments sold		3,812,657
Interest		628,990
Fund shares sold		58,214
Dividends		5,880
Prepaid expenses	+	11,279
Total assets		249,904,422
Liabilities
Payables:
Investments bought - Delayed-delivery		27,559,441
Investment adviser and administrator fees		44,536
Shareholder service fees		46,211
Fund shares redeemed		297,183
Distributions to shareholders		129,235
Accrued expenses	+	65,444
Total liabilities		28,142,050
Net Assets
Total assets		249,904,422
Total liabilities	–	28,142,050
Net assets		$221,762,372
Net Assets by Source
Capital received from investors		241,828,966
Net investment income not yet distributed		3,108
Net realized capital losses		(14,131,437)
Net unrealized capital depreciation		(5,938,265)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$221,762,372		23,130,909		$9.59

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Schwab GNMA Fund
Statement of Operations

For the period September 1, 2017 through August 31, 2018
Investment Income
Interest		$6,115,463
Dividends	+	45,208
Total investment income		6,160,671
Expenses
Investment adviser and administrator fees		766,694
Shareholder service fees		624,357
Portfolio accounting fees		67,749
Professional fees		55,820
Shareholder reports		24,926
Registration fees		23,807
Custodian fees		21,299
Independent trustees’ fees		12,545
Transfer agent fees		8,012
Other expenses	+	4,354
Total expenses		1,609,563
Expense reduction by CSIM and its affiliates	–	204,136
Net expenses	–	1,405,427
Net investment income		4,755,244
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(1,374,779)
Net change in unrealized appreciation (depreciation) on investments		(6,915,211)
Net change in unrealized appreciation (depreciation) on TBA sale commitments	+	4,383
Net change in unrealized appreciation (depreciation)	+	(6,910,828)
Net realized and unrealized losses		(8,285,607)
Decrease in net assets resulting from operations		($3,530,363)

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Schwab GNMA Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	9/1/17-8/31/18		9/1/16-8/31/17
Net investment income		$4,755,244	$4,740,984
Net realized losses		(1,374,779)	(1,498,268)
Net change in unrealized appreciation (depreciation)	+	(6,910,828)	(4,354,622)
Decrease in net assets from operations		(3,530,363)	(1,111,906)
Distributions to Shareholders
Distributions from net investment income		($6,684,817)	($7,737,421)

Transactions in Fund Shares
		9/1/17-8/31/18		9/1/16-8/31/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,294,645	$32,126,531	6,297,909	$62,984,313
Shares reinvested		503,509	4,888,276	561,007	5,606,573
Shares redeemed	+	(9,916,713)	(96,310,238)	(12,135,696)	(121,081,623)
Net transactions in fund shares		(6,118,559)	($59,295,431)	(5,276,780)	($52,490,737)
Shares Outstanding and Net Assets
		9/1/17-8/31/18		9/1/16-8/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		29,249,468	$291,272,983	34,526,248	$352,613,047
Total decrease	+	(6,118,559)	(69,510,611)	(5,276,780)	(61,340,064)
End of period		23,130,909	$221,762,372	29,249,468	$291,272,983
Net investment income not yet distributed			$3,108		$3,109

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Schwab Treasury Inflation Protected Securities Index Fund
Financial Statements
Financial Highlights
	9/1/17– 8/31/18	9/1/16– 8/31/17	9/1/15– 8/31/16	9/1/14– 8/31/15	9/1/13– 8/31/14
Per-Share Data
Net asset value at beginning of period	$11.18	$11.39	$10.94	$11.44	$11.07
Income (loss) from investment operations:
Net investment income (loss)[1]	0.36	0.23	0.17	0.08	0.27
Net realized and unrealized gains (losses)	(0.28)	(0.20)	0.39	(0.41)	0.33
Total from investment operations	0.08	0.03	0.56	(0.33)	0.60
Less distributions:
Distributions from net investment income	(0.29)	(0.24)	(0.08)	(0.15)	(0.23)
Distributions from net realized gains	—	—	(0.03)	(0.02)	—
Total distributions	(0.29)	(0.24)	(0.11)	(0.17)	(0.23)
Net asset value at end of period	$10.97	$11.18	$11.39	$10.94	$11.44
Total return	0.71%	0.35%	5.22%	(2.90%)	5.44%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.05%	0.28% [2]	0.61%	0.58% [3]	0.61%
Net operating expenses	N/A [4]	0.11% [2]	0.19%	0.16% [3]	0.19%
Net investment income (loss)	3.29%	2.07%	1.54%	0.73%	2.43%
Portfolio turnover rate	18%	17%	24%	33%	27%
Net assets, end of period (x 1,000,000)	$746	$565	$309	$274	$273

1
Calculated based on the average shares outstanding during the period.
2
Effective March 1, 2017 the annual operating expense ratio was reduced. The ratio presented for the period ended 8/31/17 is a blended ratio.
3
The ratio of total expenses and net operating expenses would have been 0.61% and 0.19%, respectively, if the fund had not reversed out proxy expenses recognized in prior years.
4
Effective March 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.

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Schwab Treasury Inflation Protected Securities Index Fund
Portfolio Holdings as of August 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.
For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date based on each security’s rate reset date. The reference rate and spread used is shown parenthetically in the security description, if available; if not, the reference rate is described in a footnote. The maturity date shown for all the securities is the final legal maturity.

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Treasuries 99.8% of net assets
U.S. Treasury Inflation Protected Securities
1.38%, 01/15/20	13,521,206	13,626,960
0.13%, 04/15/20	34,699,155	34,259,767
1.25%, 07/15/20	20,782,980	21,045,638
1.13%, 01/15/21	23,772,262	23,974,584
0.13%, 04/15/21	30,169,702	29,623,577
0.63%, 07/15/21	25,232,464	25,241,492
0.13%, 01/15/22	27,850,495	27,275,919
0.13%, 04/15/22	29,397,663	28,700,599
0.13%, 07/15/22	28,722,640	28,169,822
0.13%, 01/15/23	28,859,283	28,120,959
0.63%, 04/15/23	19,629,757	19,523,309
0.38%, 07/15/23	28,621,941	28,266,854
0.63%, 01/15/24	28,541,038	28,393,802
0.13%, 07/15/24	28,063,263	27,204,472
0.25%, 01/15/25	28,130,411	27,277,929
2.38%, 01/15/25	18,468,396	20,342,239
0.38%, 07/15/25	28,099,228	27,511,783
0.63%, 01/15/26	25,305,186	25,069,183
2.00%, 01/15/26	13,458,112	14,655,513
0.13%, 07/15/26	23,730,529	22,662,479
0.38%, 01/15/27	23,546,858	22,790,920
2.38%, 01/15/27	10,824,115	12,227,313
0.38%, 07/15/27	23,267,951	22,547,676
0.50%, 01/15/28	23,074,308	22,461,662
1.75%, 01/15/28	10,835,028	11,764,412
3.63%, 04/15/28	9,129,038	11,505,850
0.75%, 07/15/28	8,417,026	8,410,232
Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.50%, 01/15/29	10,455,776	12,204,810
3.88%, 04/15/29	11,100,089	14,522,083
3.38%, 04/15/32	4,220,409	5,591,377
2.13%, 02/15/40	5,711,135	7,102,949
2.13%, 02/15/41	7,266,043	9,108,953
0.75%, 02/15/42	12,771,130	12,388,206
0.63%, 02/15/43	9,439,366	8,881,109
1.38%, 02/15/44	14,245,273	15,791,065
0.75%, 02/15/45	15,872,365	15,314,922
1.00%, 02/15/46	11,660,295	11,943,804
0.88%, 02/15/47	11,439,124	11,369,981
1.00%, 02/15/48	7,908,884	8,113,651
Total Treasuries
(Cost $746,636,268)		744,987,855
Security	Number of Shares	Value ($)
Other Investment Company 0.2% of net assets

Money Market Fund 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.87% (a)	1,190,945	1,190,945
Total Other Investment Company
(Cost $1,190,945)		1,190,945
(a)	The rate shown is the 7-day yield.

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2018 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Treasuries	$—	$744,987,855	$—	$744,987,855
Other Investment Company[1]	1,190,945	—	—	1,190,945
Total	$1,190,945	$744,987,855	$—	$746,178,800
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

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Schwab Treasury Inflation Protected Securities Index Fund
Statement of Assets and Liabilities

As of August 31, 2018
Assets
Investments in unaffiliated issuers, at value (cost $747,827,213)		$746,178,800
Receivables:
Investments sold		7,887,469
Fund shares sold		2,456,358
Interest		930,298
Dividends	+	1,293
Total assets		757,454,218
Liabilities
Payables:
Investments bought		10,830,520
Investment adviser fees		30,928
Fund shares redeemed	+	352,572
Total liabilities		11,214,020
Net Assets
Total assets		757,454,218
Total liabilities	–	11,214,020
Net assets		$746,240,198
Net Assets by Source
Capital received from investors		743,415,399
Net investment income not yet distributed		9,682,331
Net realized capital losses		(5,209,119)
Net unrealized capital depreciation		(1,648,413)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$746,240,198		67,995,354		$10.97

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Schwab Treasury Inflation Protected Securities Index Fund
Statement of Operations

For the period September 1, 2017 through August 31, 2018
Investment Income (Loss)
Interest		$21,475,920
Dividends	+	8,894
Total investment income		21,484,814
Expenses
Investment adviser fees		322,026
Total expenses	–	322,026
Net investment income		21,162,788
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(1,284,015)
Net change in unrealized appreciation (depreciation) on investments	+	(13,894,306)
Net realized and unrealized losses		(15,178,321)
Increase in net assets resulting from operations		$5,984,467

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Schwab Treasury Inflation Protected Securities Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	9/1/17-8/31/18		9/1/16-8/31/17
Net investment income		$21,162,788	$7,674,728
Net realized losses		(1,284,015)	(371,871)
Net change in unrealized appreciation (depreciation)	+	(13,894,306)	(3,814,193)
Increase in net assets from operations		5,984,467	3,488,664
Distributions to Shareholders
Distributions from net investment income		($16,246,484)	($7,315,871)

Transactions in Fund Shares
		9/1/17-8/31/18		9/1/16-8/31/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		28,068,275	$307,979,256	29,740,038	$329,992,540
Shares reinvested		1,205,529	13,250,863	533,017	5,873,102
Shares redeemed	+	(11,828,941)	(129,810,686)	(6,891,994)	(76,378,435)
Net transactions in fund shares		17,444,863	$191,419,433	23,381,061	$259,487,207
Shares Outstanding and Net Assets
		9/1/17-8/31/18		9/1/16-8/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		50,550,491	$565,082,782	27,169,430	$309,422,782
Total increase	+	17,444,863	181,157,416	23,381,061	255,660,000
End of period		67,995,354	$746,240,198	50,550,491	$565,082,782
Net investment income not yet distributed			$9,682,331		$4,765,677

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Schwab U.S. Aggregate Bond Index Fund
Financial Statements
Financial Highlights
	9/1/17– 8/31/18	2/23/17 [1]– 8/31/17
Per-Share Data
Net asset value at beginning of period	$10.16	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.25	0.12
Net realized and unrealized gains (losses)	(0.37)	0.17
Total from investment operations	(0.12)	0.29
Less distributions:
Distributions from net investment income	(0.26)	(0.13)
Net asset value at end of period	$9.78	$10.16
Total return	(1.17%)	2.88% [3]
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.04%	0.04% [4]
Net investment income (loss)	2.52%	2.32% [4]
Portfolio turnover rate[5]	97%	39% [3],[6]
Net assets, end of period (x 1,000,000)	$2,006	$1,445

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
Not annualized.
4
Annualized.
5
Includes to-be-announced (TBA) transactions (if any). See financial note 2.
6
Portfolio turnover rate excludes in-kind transactions.

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Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.
For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date based on each security’s rate reset date. The reference rate and spread used is shown parenthetically in the security description, if available; if not, the reference rate is described in a footnote. The maturity date shown for all the securities is the final legal maturity.

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Corporates 24.8% of net assets

Financial Institutions 8.1%
Banking 5.9%
American Express Co.
2.20%, 10/30/20 (a)	750,000	735,559
American Express Credit Corp.
2.20%, 03/03/20 (a)(b)	500,000	494,025
2.25%, 05/05/21 (a)	195,000	190,471
3.30%, 05/03/27 (a)	250,000	244,439
Australia & New Zealand Banking Group Ltd.
2.63%, 05/19/22	1,000,000	970,858
Banco Santander S.A.
3.50%, 04/11/22	400,000	394,925
3.13%, 02/23/23	200,000	191,946
Bank of America Corp.
5.88%, 01/05/21	330,000	350,139
2.63%, 04/19/21 (b)	1,794,000	1,766,625
5.00%, 05/13/21	260,000	271,982
2.33%, 10/01/21 (a)(c)(d)	1,500,000	1,469,444
5.70%, 01/24/22	724,000	781,052
2.50%, 10/21/22 (a)	1,000,000	962,910
3.00%, 12/20/23 (a)(c)(d)	2,500,000	2,436,378
3.95%, 04/21/25	500,000	492,698
4.45%, 03/03/26	724,000	727,223
3.50%, 04/19/26 (b)	500,000	487,607
3.42%, 12/20/28 (a)(c)(d)	1,000,000	943,415
4.44%, 01/20/48 (a)(c)(d)	600,000	602,024
Bank of America NA
6.00%, 10/15/36	818,000	982,127
Bank of Montreal
1.90%, 08/27/21	550,000	530,271
2.35%, 09/11/22	250,000	240,859
Barclays PLC
2.75%, 11/08/19	724,000	720,967
3.65%, 03/16/25	1,000,000	947,208
4.38%, 01/12/26	500,000	489,641
BB&T Corp.
3.95%, 03/22/22 (a)	524,000	533,531
2.85%, 10/26/24 (a)	500,000	481,231
BNP Paribas S.A.
5.00%, 01/15/21	541,000	562,997
3.25%, 03/03/23	195,000	192,691
Branch Banking & Trust Co.
3.63%, 09/16/25 (a)	491,000	486,704
Capital One Financial Corp.
3.75%, 04/24/24 (a)	400,000	395,313
3.30%, 10/30/24 (a)	500,000	481,297
3.75%, 03/09/27 (a)	500,000	478,187
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Capital One NA
2.40%, 09/05/19 (a)	524,000	521,459
1.85%, 09/13/19 (a)	500,000	495,320
2.35%, 01/31/20 (a)	750,000	742,816
2.95%, 07/23/21 (a)	1,000,000	985,919
Citigroup, Inc.
2.40%, 02/18/20	919,000	910,898
5.38%, 08/09/20	1,000,000	1,042,552
2.65%, 10/26/20	1,047,000	1,035,403
3.50%, 05/15/23	500,000	493,492
5.50%, 09/13/25	724,000	772,211
3.70%, 01/12/26	500,000	489,430
4.60%, 03/09/26	195,000	197,198
3.20%, 10/21/26 (a)	1,050,000	986,794
4.45%, 09/29/27	580,000	575,683
3.89%, 01/10/28 (a)(c)(d)	300,000	292,712
3.67%, 07/24/28 (a)(c)(d)	1,500,000	1,435,196
8.13%, 07/15/39	70,000	101,039
5.88%, 01/30/42	330,000	387,742
4.65%, 07/30/45	380,000	386,802
4.75%, 08/15/46	330,000	327,415
Cooperatieve Rabobank UA
2.50%, 01/19/21	491,000	483,130
3.88%, 02/08/22	500,000	507,279
4.63%, 12/01/23	491,000	501,640
4.38%, 08/04/25	491,000	490,504
3.75%, 07/21/26	300,000	286,930
Credit Suisse AG
5.40%, 01/14/20	330,000	339,423
3.63%, 09/09/24	300,000	297,999
Credit Suisse Group Funding Guernsey Ltd.
2.75%, 03/26/20	250,000	248,154
3.13%, 12/10/20	655,000	650,723
3.45%, 04/16/21	1,250,000	1,247,993
Deutsche Bank AG
3.13%, 01/13/21	593,000	580,525
3.38%, 05/12/21	500,000	491,233
3.30%, 11/16/22	250,000	238,120
Discover Bank
7.00%, 04/15/20	1,000,000	1,051,778
Fifth Third Bancorp
2.88%, 07/27/20 (a)	375,000	373,632
3.95%, 03/14/28 (a)	250,000	248,575
8.25%, 03/01/38	250,000	346,440
HSBC Bank USA NA
5.88%, 11/01/34	518,000	596,467
HSBC Holdings PLC
3.40%, 03/08/21	1,200,000	1,200,643
4.00%, 03/30/22	330,000	336,050
4.25%, 03/14/24	500,000	502,356
4.38%, 11/23/26	459,000	456,387
6.50%, 09/15/37	1,155,000	1,385,233

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
JPMorgan Chase & Co.
4.25%, 10/15/20	724,000	740,228
2.55%, 10/29/20 (a)	330,000	326,185
4.63%, 05/10/21	500,000	517,939
2.40%, 06/07/21 (a)	1,309,000	1,283,265
4.35%, 08/15/21	900,000	927,498
3.25%, 09/23/22	1,130,000	1,125,484
3.20%, 01/25/23	813,000	805,519
3.38%, 05/01/23	250,000	246,203
3.13%, 01/23/25 (a)	195,000	188,048
3.30%, 04/01/26 (a)	3,735,000	3,607,795
3.78%, 02/01/28 (a)(c)(d)	1,000,000	979,203
3.54%, 05/01/28 (a)(c)(d)	250,000	240,270
6.40%, 05/15/38	200,000	252,497
5.50%, 10/15/40	330,000	376,714
5.60%, 07/15/41	100,000	116,471
4.26%, 02/22/48 (a)(c)(d)	750,000	725,420
3.90%, 01/23/49 (a)(c)(d)	500,000	456,596
KeyBank NA
3.38%, 03/07/23	250,000	249,796
KeyCorp
2.90%, 09/15/20	500,000	497,273
Lloyds Bank PLC
6.38%, 01/21/21	505,000	539,264
Lloyds Banking Group PLC
4.65%, 03/24/26	724,000	717,214
4.38%, 03/22/28	500,000	493,364
4.34%, 01/09/48	500,000	442,694
Mitsubishi UFJ Financial Group, Inc.
2.19%, 09/13/21	1,000,000	963,713
2.67%, 07/25/22	1,000,000	970,424
3.29%, 07/25/27	250,000	239,713
Mizuho Financial Group, Inc.
2.95%, 02/28/22	700,000	687,011
2.60%, 09/11/22	250,000	241,018
3.55%, 03/05/23	950,000	946,869
3.66%, 02/28/27	200,000	196,211
3.17%, 09/11/27	500,000	472,622
Morgan Stanley
5.63%, 09/23/19	724,000	744,481
2.65%, 01/27/20	500,000	497,424
2.63%, 11/17/21	500,000	488,317
2.75%, 05/19/22	1,000,000	975,876
4.88%, 11/01/22	500,000	521,560
3.13%, 01/23/23	1,000,000	984,218
4.00%, 07/23/25	724,000	727,817
5.00%, 11/24/25	724,000	754,294
6.25%, 08/09/26	662,000	751,262
3.95%, 04/23/27	1,750,000	1,690,202
7.25%, 04/01/32	330,000	423,458
3.97%, 07/22/38 (a)(c)(d)	1,000,000	941,051
4.30%, 01/27/45	405,000	391,877
National Australia Bank Ltd.
2.50%, 05/22/22	350,000	338,207
PNC Bank NA
2.55%, 12/09/21 (a)	655,000	639,962
2.95%, 02/23/25 (a)	500,000	482,384
Regions Financial Corp.
3.20%, 02/08/21 (a)	500,000	498,435
2.75%, 08/14/22 (a)	1,000,000	971,044
Royal Bank of Canada
2.13%, 03/02/20	500,000	494,680
2.75%, 02/01/22	500,000	492,284
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Royal Bank of Scotland Group PLC
3.50%, 05/15/23 (a)(c)(d)	1,500,000	1,459,843
4.89%, 05/18/29 (a)(c)(d)	250,000	250,682
Santander Holdings USA, Inc.
3.70%, 03/28/22 (a)	830,000	825,004
Santander UK Group Holdings PLC
3.37%, 01/05/24 (a)(c)(d)	500,000	484,117
3.82%, 11/03/28 (a)(c)(d)	250,000	232,447
Santander UK PLC
2.35%, 09/10/19	230,000	228,859
State Street Corp.
2.65%, 05/19/26	250,000	235,169
Sumitomo Mitsui Banking Corp.
2.45%, 01/16/20	741,000	734,413
Sumitomo Mitsui Financial Group, Inc.
3.10%, 01/17/23	750,000	736,212
3.78%, 03/09/26	1,000,000	996,740
2.63%, 07/14/26	100,000	91,560
3.94%, 07/19/28	250,000	250,509
SunTrust Bank
3.69%, 08/02/24 (a)(c)(d)	500,000	500,514
Svenska Handelsbanken AB
2.40%, 10/01/20	491,000	482,813
Synchrony Financial
2.70%, 02/03/20 (a)	200,000	198,183
3.95%, 12/01/27 (a)	500,000	456,847
Synovus Financial Corp.
3.13%, 11/01/22 (a)	250,000	239,688
The Bank of New York Mellon Corp.
2.45%, 11/27/20 (a)	330,000	325,832
4.15%, 02/01/21	500,000	513,430
3.65%, 02/04/24 (a)	500,000	504,838
3.85%, 04/28/28	750,000	763,331
The Bank of Nova Scotia
2.35%, 10/21/20	250,000	246,170
2.70%, 03/07/22	1,000,000	979,969
The Goldman Sachs Group, Inc.
2.75%, 09/15/20 (a)	1,047,000	1,038,010
5.25%, 07/27/21 (b)	400,000	420,124
5.75%, 01/24/22	562,000	601,324
3.63%, 01/22/23	500,000	500,323
2.91%, 06/05/23 (a)(c)(d)	1,500,000	1,460,752
3.85%, 07/08/24 (a)	724,000	723,060
3.50%, 11/16/26 (a)	1,000,000	953,853
5.95%, 01/15/27	157,000	173,677
3.69%, 06/05/28 (a)(c)(d)	1,750,000	1,676,069
6.75%, 10/01/37	500,000	607,119
4.41%, 04/23/39 (a)(c)(d)	500,000	490,317
6.25%, 02/01/41	150,000	182,031
5.15%, 05/22/45	500,000	515,371
4.75%, 10/21/45 (a)	500,000	509,798
The PNC Financial Services Group, Inc.
5.13%, 02/08/20	330,000	339,880
3.90%, 04/29/24 (a)	500,000	502,177
The Toronto-Dominion Bank
2.50%, 12/14/20	900,000	887,820
3.63%, 09/15/31 (a)(c)(d)	300,000	285,127
UBS AG
2.35%, 03/26/20	491,000	485,955
4.88%, 08/04/20	491,000	506,530
US Bancorp
3.15%, 04/27/27 (a)	1,000,000	965,385
US Bank NA
2.13%, 10/28/19 (a)	655,000	651,178

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Wachovia Corp.
5.50%, 08/01/35	330,000	360,504
Wells Fargo & Co.
2.10%, 07/26/21	724,000	700,190
2.63%, 07/22/22	1,500,000	1,453,071
3.45%, 02/13/23	593,000	585,135
3.30%, 09/09/24	1,224,000	1,199,535
4.30%, 07/22/27	380,000	380,775
5.38%, 02/07/35	650,000	738,938
4.65%, 11/04/44	800,000	790,247
3.90%, 05/01/45	330,000	308,618
4.75%, 12/07/46	1,000,000	995,156
Westpac Banking Corp.
4.88%, 11/19/19	330,000	337,833
2.60%, 11/23/20	724,000	715,560
3.65%, 05/15/23	500,000	504,584
3.40%, 01/25/28	500,000	484,145
		117,226,734
Brokerage/Asset Managers/Exchanges 0.2%
Ameriprise Financial, Inc.
4.00%, 10/15/23	250,000	256,163
BlackRock, Inc.
5.00%, 12/10/19	195,000	200,748
3.50%, 03/18/24	724,000	732,970
Brookfield Finance, Inc.
3.90%, 01/25/28 (a)	250,000	239,487
CME Group, Inc.
3.00%, 03/15/25 (a)	500,000	486,734
Intercontinental Exchange, Inc.
2.75%, 12/01/20 (a)	250,000	248,094
3.75%, 09/21/28 (a)	300,000	301,325
Invesco Finance PLC
3.75%, 01/15/26	230,000	230,565
Jefferies Group LLC/Jefferies Group Capital Finance, Inc.
4.85%, 01/15/27	1,150,000	1,143,096
Legg Mason, Inc.
4.75%, 03/15/26	250,000	258,638
Nasdaq, Inc.
5.55%, 01/15/20	250,000	258,319
Nomura Holdings, Inc.
6.70%, 03/04/20	250,000	262,261
		4,618,400
Finance Companies 0.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
4.63%, 10/30/20	500,000	511,544
5.00%, 10/01/21	250,000	258,563
3.65%, 07/21/27 (a)	250,000	232,194
Air Lease Corp.
3.38%, 06/01/21 (a)	1,000,000	994,939
3.63%, 04/01/27 (a)	250,000	234,922
GATX Corp.
2.60%, 03/30/20 (a)	50,000	49,512
3.25%, 09/15/26 (a)	500,000	464,103
GE Capital International Funding Co.
2.34%, 11/15/20	750,000	734,928
3.37%, 11/15/25	250,000	242,295
4.42%, 11/15/35	1,655,000	1,598,205
International Lease Finance Corp.
4.63%, 04/15/21	330,000	337,774
		5,658,979
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Financial Other 0.0%
ORIX Corp.
3.25%, 12/04/24	200,000	192,163
Insurance 1.1%
Aflac, Inc.
3.63%, 06/15/23	200,000	202,004
3.63%, 11/15/24	100,000	100,243
American International Group, Inc.
3.88%, 01/15/35 (a)	328,000	298,875
6.25%, 05/01/36	430,000	497,818
4.50%, 07/16/44 (a)	395,000	377,810
4.38%, 01/15/55 (a)	500,000	449,799
Anthem, Inc.
3.30%, 01/15/23	330,000	327,400
3.50%, 08/15/24 (a)	195,000	191,858
4.65%, 08/15/44 (a)	750,000	734,589
Aon PLC
3.50%, 06/14/24 (a)	750,000	736,791
AXA Equitable Holdings, Inc.
4.35%, 04/20/28 (a)(e)	250,000	242,805
Berkshire Hathaway Finance Corp.
4.30%, 05/15/43	750,000	770,229
Berkshire Hathaway, Inc.
2.75%, 03/15/23 (a)	630,000	620,637
Chubb INA Holdings, Inc.
2.30%, 11/03/20 (a)	300,000	295,450
2.70%, 03/13/23	300,000	292,121
3.35%, 05/03/26 (a)	500,000	491,824
4.15%, 03/13/43	400,000	403,963
Cigna Corp.
4.00%, 02/15/22 (a)	195,000	197,819
CNA Financial Corp.
3.45%, 08/15/27 (a)	500,000	470,127
Humana, Inc.
3.85%, 10/01/24 (a)	1,306,000	1,308,967
3.95%, 03/15/27 (a)	650,000	644,159
Lincoln National Corp.
3.80%, 03/01/28 (a)	250,000	243,462
Manulife Financial Corp.
4.06%, 02/24/32 (a)(c)(d)	500,000	479,008
Marsh & McLennan Cos., Inc.
3.50%, 06/03/24 (a)	500,000	497,921
MetLife, Inc.
3.60%, 11/13/25 (a)	800,000	796,968
6.40%, 12/15/36 (a)	330,000	353,100
4.13%, 08/13/42	100,000	96,296
Principal Financial Group, Inc.
4.35%, 05/15/43	200,000	197,275
4.30%, 11/15/46 (a)	362,000	353,920
Prudential Financial, Inc.
5.38%, 06/21/20	400,000	416,054
4.50%, 11/16/21	528,000	546,816
3.50%, 05/15/24	200,000	201,533
6.63%, 12/01/37	500,000	636,597
5.63%, 06/15/43 (a)(c)(d)	330,000	345,503
4.60%, 05/15/44 (b)	450,000	465,287
The Allstate Corp.
3.15%, 06/15/23	100,000	99,354
5.75%, 08/15/53 (a)(c)(d)	340,000	355,300
The Hartford Financial Services Group, Inc.
5.13%, 04/15/22	500,000	528,076
6.10%, 10/01/41	330,000	395,267

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
The Progressive Corp.
2.45%, 01/15/27	250,000	229,435
4.20%, 03/15/48 (a)	250,000	250,380
The Travelers Cos., Inc.
4.00%, 05/30/47 (a)	500,000	489,978
UnitedHealth Group, Inc.
3.35%, 07/15/22	650,000	653,745
2.75%, 02/15/23 (a)	195,000	190,518
3.75%, 07/15/25	530,000	536,219
3.38%, 04/15/27	250,000	245,113
4.63%, 07/15/35	200,000	214,918
5.80%, 03/15/36	393,000	472,041
6.88%, 02/15/38	250,000	337,843
4.25%, 06/15/48 (a)	250,000	252,080
Voya Financial, Inc.
5.70%, 07/15/43	350,000	394,638
XLIT Ltd.
4.45%, 03/31/25	250,000	249,950
6.25%, 05/15/27	250,000	287,121
5.25%, 12/15/43	330,000	362,947
		21,829,951
REITs 0.6%
AvalonBay Communities, Inc.
3.63%, 10/01/20 (a)	200,000	201,477
3.50%, 11/15/24 (a)	250,000	249,844
Boston Properties LP
3.85%, 02/01/23 (a)	500,000	505,517
3.13%, 09/01/23 (a)	250,000	245,286
3.80%, 02/01/24 (a)	195,000	195,423
Digital Realty Trust LP
5.88%, 02/01/20 (a)	230,000	236,730
Duke Realty LP
4.38%, 06/15/22 (a)	263,000	271,248
3.25%, 06/30/26 (a)	230,000	217,503
ERP Operating LP
4.75%, 07/15/20 (a)	400,000	410,052
4.63%, 12/15/21 (a)	195,000	202,292
Essex Portfolio LP
3.50%, 04/01/25 (a)	330,000	321,888
Government Properties Income Trust
4.00%, 07/15/22 (a)	150,000	149,136
HCP, Inc.
4.25%, 11/15/23 (a)	500,000	505,699
Healthcare Trust of America Holdings LP
2.95%, 07/01/22 (a)	500,000	487,107
Hospitality Properties Trust
5.00%, 08/15/22 (a)	250,000	258,098
Host Hotels & Resorts LP
4.00%, 06/15/25 (a)	330,000	324,070
Kilroy Realty LP
4.25%, 08/15/29 (a)	195,000	192,349
Kimco Realty Corp.
3.40%, 11/01/22 (a)	695,000	686,920
3.30%, 02/01/25 (a)	250,000	238,881
4.25%, 04/01/45 (a)	500,000	455,092
Omega Healthcare Investors, Inc.
4.95%, 04/01/24 (a)	496,000	507,800
ProLogis LP
4.25%, 08/15/23 (a)(b)	1,409,000	1,461,533
Realty Income Corp.
3.00%, 01/15/27 (a)	330,000	307,812
4.65%, 03/15/47 (a)	150,000	155,523
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Senior Housing Properties Trust
4.75%, 02/15/28 (a)	750,000	737,237
Simon Property Group LP
4.38%, 03/01/21 (a)	330,000	339,044
2.35%, 01/30/22 (a)	1,000,000	971,284
6.75%, 02/01/40 (a)	250,000	330,593
UDR, Inc.
3.50%, 01/15/28 (a)	250,000	239,596
Ventas Realty LP
3.85%, 04/01/27 (a)	250,000	242,872
Vornado Realty LP
3.50%, 01/15/25 (a)	150,000	144,769
Welltower, Inc.
4.25%, 04/01/26 (a)	750,000	752,111
		12,544,786
		162,071,013

Industrial 15.0%
Basic Industry 0.7%
Airgas, Inc.
3.65%, 07/15/24 (a)	195,000	196,008
Albemarle Corp.
5.45%, 12/01/44 (a)	300,000	318,006
ArcelorMittal
6.25%, 02/25/22 (c)	500,000	536,880
Barrick North America Finance LLC
5.75%, 05/01/43	250,000	276,733
Barrick PD Australia Finance Pty Ltd.
5.95%, 10/15/39	250,000	276,922
BHP Billiton Finance (USA) Ltd.
4.13%, 02/24/42	195,000	196,580
5.00%, 09/30/43	300,000	337,104
Domtar Corp.
4.40%, 04/01/22 (a)	300,000	305,543
Eastman Chemical Co.
2.70%, 01/15/20 (a)	193,000	192,178
Ecolab, Inc.
4.35%, 12/08/21	122,000	126,314
2.38%, 08/10/22 (a)	150,000	144,801
EI du Pont de Nemours & Co.
4.63%, 01/15/20	500,000	511,496
2.80%, 02/15/23	500,000	488,561
Goldcorp, Inc.
3.70%, 03/15/23 (a)	100,000	99,519
International Paper Co.
3.65%, 06/15/24 (a)	200,000	199,418
5.00%, 09/15/35 (a)	250,000	258,696
4.40%, 08/15/47 (a)	500,000	463,019
Kinross Gold Corp.
5.13%, 09/01/21 (a)	150,000	155,534
LYB International Finance BV
4.88%, 03/15/44 (a)	250,000	252,899
LYB International Finance II BV
3.50%, 03/02/27 (a)	250,000	238,217
Newmont Mining Corp.
4.88%, 03/15/42 (a)	330,000	326,110
Nucor Corp.
5.20%, 08/01/43 (a)	200,000	222,058
Nutrien Ltd.
3.15%, 10/01/22 (a)	195,000	190,966
3.63%, 03/15/24 (a)	100,000	98,068

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.38%, 03/15/25 (a)	330,000	313,882
6.13%, 01/15/41 (a)	195,000	223,013
5.25%, 01/15/45 (a)	150,000	157,710
Packaging Corp. of America
4.50%, 11/01/23 (a)	750,000	778,678
PPG Industries, Inc.
3.20%, 03/15/23 (a)	100,000	99,312
Praxair, Inc.
3.00%, 09/01/21	195,000	194,452
2.65%, 02/05/25 (a)	250,000	239,060
3.20%, 01/30/26 (a)	300,000	295,281
Rio Tinto Finance (USA) Ltd.
5.20%, 11/02/40	350,000	396,807
Rio Tinto Finance (USA) PLC
4.13%, 08/21/42 (a)	500,000	494,229
Rohm & Haas Co.
7.85%, 07/15/29	250,000	324,713
RPM International, Inc.
4.25%, 01/15/48 (a)	250,000	223,722
Southern Copper Corp.
5.38%, 04/16/20	750,000	776,842
The Dow Chemical Co.
7.38%, 11/01/29	274,000	346,239
4.25%, 10/01/34 (a)	250,000	244,268
The Mosaic Co.
4.05%, 11/15/27 (a)	250,000	243,491
The Sherwin-Williams Co.
2.75%, 06/01/22 (a)	750,000	730,806
3.45%, 06/01/27 (a)	250,000	238,765
4.50%, 06/01/47 (a)	250,000	241,715
Vale Overseas Ltd.
4.38%, 01/11/22	78,000	78,601
6.88%, 11/10/39	850,000	992,375
WestRock Co.
3.75%, 03/15/25 (a)(e)	600,000	592,184
		14,637,775
Capital Goods 1.3%
3M Co.
2.00%, 06/26/22	263,000	254,008
2.88%, 10/15/27 (a)	250,000	239,048
Allegion US Holding Co., Inc.
3.20%, 10/01/24 (a)	500,000	472,908
Bemis Co., Inc.
3.10%, 09/15/26 (a)	70,000	64,718
Caterpillar Financial Services Corp.
1.85%, 09/04/20	350,000	342,820
1.70%, 08/09/21	330,000	318,264
2.40%, 08/09/26	362,000	333,142
Caterpillar, Inc.
2.60%, 06/26/22 (a)	200,000	196,128
3.40%, 05/15/24 (a)	135,000	135,881
3.80%, 08/15/42	500,000	484,082
CNH Industrial Capital LLC
4.38%, 11/06/20	300,000	304,500
Deere & Co.
5.38%, 10/16/29	362,000	415,150
Eaton Corp.
2.75%, 11/02/22	230,000	224,736
4.00%, 11/02/32	296,000	297,495
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Fortive Corp.
2.35%, 06/15/21 (a)	195,000	189,618
3.15%, 06/15/26 (a)	150,000	141,074
4.30%, 06/15/46 (a)	330,000	322,198
General Dynamics Corp.
2.25%, 11/15/22 (a)	300,000	288,526
3.75%, 05/15/28 (a)	250,000	254,139
General Electric Co.
5.55%, 05/04/20	393,000	408,744
3.15%, 09/07/22 (b)	750,000	747,245
2.70%, 10/09/22	330,000	322,007
3.10%, 01/09/23	100,000	98,728
3.45%, 05/15/24 (a)	724,000	720,673
6.75%, 03/15/32	250,000	310,400
5.88%, 01/14/38	70,000	80,199
4.13%, 10/09/42	580,000	533,771
Honeywell International, Inc.
1.85%, 11/01/21 (a)	330,000	317,680
Illinois Tool Works, Inc.
3.90%, 09/01/42 (a)	300,000	298,716
Ingersoll-Rand Global Holding Co., Ltd.
3.75%, 08/21/28 (a)	500,000	492,437
5.75%, 06/15/43	100,000	116,058
4.30%, 02/21/48 (a)	250,000	244,580
John Deere Capital Corp.
2.80%, 03/04/21	250,000	248,639
2.15%, 09/08/22	500,000	482,026
2.65%, 06/10/26	200,000	187,717
3.05%, 01/06/28	300,000	288,280
Johnson Controls International PLC
3.63%, 07/02/24 (a)	195,000	194,505
4.63%, 07/02/44 (a)	195,000	194,773
5.13%, 09/14/45 (a)(b)	200,000	214,033
L3 Technologies, Inc.
4.95%, 02/15/21 (a)	273,000	282,002
Lockheed Martin Corp.
2.50%, 11/23/20 (a)	1,100,000	1,087,777
3.10%, 01/15/23 (a)	250,000	249,131
3.55%, 01/15/26 (a)	300,000	298,709
4.09%, 09/15/52 (a)	638,000	612,639
Masco Corp.
4.50%, 05/15/47 (a)	500,000	446,654
Northrop Grumman Corp.
2.08%, 10/15/20	350,000	343,007
3.50%, 03/15/21	250,000	252,426
5.05%, 11/15/40	400,000	431,564
4.75%, 06/01/43	250,000	260,256
Owens Corning
4.20%, 12/15/22 (a)	330,000	333,888
Parker-Hannifin Corp.
3.30%, 11/21/24 (a)	250,000	247,530
Raytheon Co.
3.15%, 12/15/24 (a)	250,000	248,702
Republic Services, Inc.
5.00%, 03/01/20	250,000	257,509
3.55%, 06/01/22 (a)	250,000	251,609
Rockwell Collins, Inc.
2.80%, 03/15/22 (a)	800,000	781,827
3.20%, 03/15/24 (a)	655,000	636,756
Roper Technologies, Inc.
3.85%, 12/15/25 (a)	500,000	497,004
3.80%, 12/15/26 (a)	500,000	490,262
Stanley Black & Decker, Inc.
2.90%, 11/01/22	250,000	245,524

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
The Boeing Co.
4.88%, 02/15/20	430,000	443,763
2.80%, 03/01/27 (a)	400,000	381,982
United Technologies Corp.
1.50%, 11/01/19	600,000	590,790
1.95%, 11/01/21 (a)	195,000	187,512
3.95%, 08/16/25 (a)	500,000	503,321
6.05%, 06/01/36	500,000	587,887
6.13%, 07/15/38	750,000	887,723
4.50%, 06/01/42	100,000	99,520
Waste Management, Inc.
4.75%, 06/30/20	75,000	77,431
3.13%, 03/01/25 (a)	200,000	194,164
4.10%, 03/01/45 (a)	562,000	558,588
Xylem, Inc.
4.88%, 10/01/21	500,000	521,752
		25,068,855
Communications 2.2%
21st Century Fox America, Inc.
4.50%, 02/15/21	75,000	77,247
3.70%, 10/15/25 (a)	200,000	199,404
6.55%, 03/15/33	500,000	623,842
6.40%, 12/15/35	230,000	285,527
Activision Blizzard, Inc.
2.60%, 06/15/22 (a)	350,000	339,948
America Movil, S.A.B. de CV
6.13%, 03/30/40	830,000	983,134
American Tower Corp.
3.30%, 02/15/21 (a)	250,000	249,416
3.00%, 06/15/23	300,000	289,582
5.00%, 02/15/24	250,000	262,898
3.13%, 01/15/27 (a)	230,000	210,773
AT&T, Inc.
2.80%, 02/17/21 (a)	1,000,000	989,335
3.80%, 03/01/24 (a)	500,000	497,630
3.40%, 05/15/25 (a)	230,000	218,998
4.10%, 02/15/28 (a)(e)	1,377,000	1,335,404
4.30%, 02/15/30 (a)(e)	1,597,000	1,534,874
5.25%, 03/01/37 (a)	600,000	597,802
4.30%, 12/15/42 (a)	250,000	215,349
4.75%, 05/15/46 (a)	1,250,000	1,134,384
4.50%, 03/09/48 (a)	824,000	715,827
5.15%, 02/15/50 (a)	500,000	468,696
CBS Corp.
3.50%, 01/15/25 (a)	330,000	317,935
7.88%, 07/30/30	50,000	62,735
4.90%, 08/15/44 (a)	195,000	189,664
4.60%, 01/15/45 (a)	330,000	311,179
Charter Communications Operating LLC/Charter Communications Operating Capital
4.46%, 07/23/22 (a)	500,000	510,625
4.20%, 03/15/28 (a)	500,000	479,744
6.38%, 10/23/35 (a)	230,000	246,844
6.48%, 10/23/45 (a)	500,000	535,922
5.75%, 04/01/48 (a)	250,000	247,237
Comcast Corp.
5.15%, 03/01/20	750,000	773,557
2.75%, 03/01/23 (a)	250,000	243,904
3.30%, 02/01/27 (a)	650,000	625,046
7.05%, 03/15/33	500,000	638,760
4.20%, 08/15/34 (a)	250,000	245,098
6.50%, 11/15/35	195,000	237,438
4.50%, 01/15/43	1,000,000	970,979
3.97%, 11/01/47 (a)	350,000	318,461
Security Rate, Maturity Date	Face Amount ($)	Value ($)
4.00%, 11/01/49 (a)	30,000	27,241
4.05%, 11/01/52 (a)	72,000	64,111
Crown Castle International Corp.
2.25%, 09/01/21 (a)	250,000	241,068
4.88%, 04/15/22	330,000	341,007
5.25%, 01/15/23	350,000	368,607
4.45%, 02/15/26 (a)	195,000	197,059
4.75%, 05/15/47 (a)	250,000	241,461
Deutsche Telekom International Finance BV
8.75%, 06/15/30	550,000	746,179
Discovery Communications LLC
2.80%, 06/15/20 (a)(e)	175,000	173,171
4.90%, 03/11/26 (a)	100,000	103,116
3.95%, 03/20/28 (a)	500,000	477,793
5.00%, 09/20/37 (a)	250,000	244,498
6.35%, 06/01/40	500,000	550,519
Electronic Arts, Inc.
3.70%, 03/01/21 (a)	295,000	298,924
Moody's Corp.
2.75%, 12/15/21 (a)	250,000	245,514
NBCUniversal Media LLC
5.15%, 04/30/20	330,000	341,764
4.38%, 04/01/21	195,000	200,983
4.45%, 01/15/43	230,000	222,120
Omnicom Group, Inc./Omnicom Capital, Inc.
4.45%, 08/15/20	330,000	338,628
3.63%, 05/01/22	250,000	249,214
3.65%, 11/01/24 (a)	230,000	225,286
3.60%, 04/15/26 (a)	1,000,000	967,013
Orange S.A.
9.00%, 03/01/31 (b)	600,000	852,411
Rogers Communications, Inc.
5.00%, 03/15/44 (a)	330,000	345,512
TCI Communications, Inc.
7.13%, 02/15/28	230,000	280,078
Telefonica Emisiones S.A.U.
5.46%, 02/16/21	330,000	345,746
4.10%, 03/08/27	300,000	292,476
7.05%, 06/20/36	195,000	237,482
5.21%, 03/08/47	500,000	498,485
The Walt Disney Co.
3.00%, 02/13/26	700,000	678,153
4.13%, 06/01/44	750,000	745,563
Time Warner Cable LLC
5.00%, 02/01/20	330,000	337,047
5.88%, 11/15/40 (a)	1,224,000	1,229,117
Verizon Communications, Inc.
2.63%, 02/21/20	750,000	748,087
3.00%, 11/01/21 (a)	263,000	261,663
2.95%, 03/15/22	500,000	493,762
5.15%, 09/15/23	530,000	569,315
4.15%, 03/15/24 (a)	330,000	338,374
3.50%, 11/01/24 (a)	330,000	326,823
4.13%, 03/16/27	500,000	503,674
4.40%, 11/01/34 (a)	780,000	756,766
4.27%, 01/15/36	905,000	857,226
4.75%, 11/01/41	724,000	707,363
4.86%, 08/21/46	250,000	248,135
4.52%, 09/15/48	1,500,000	1,417,227
4.67%, 03/15/55	750,000	691,959
Viacom, Inc.
4.25%, 09/01/23 (a)	263,000	264,890
5.85%, 09/01/43 (a)	500,000	522,630

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Vodafone Group PLC
2.95%, 02/19/23	380,000	369,081
4.38%, 05/30/28	1,500,000	1,494,515
Warner Media LLC
4.88%, 03/15/20	263,000	269,602
3.55%, 06/01/24 (a)	1,000,000	974,744
3.88%, 01/15/26 (a)	900,000	875,357
WPP Finance 2010
3.75%, 09/19/24	100,000	96,730
		43,680,467
Consumer Cyclical 1.8%
Alibaba Group Holding Ltd.
2.50%, 11/28/19 (a)	724,000	720,520
2.80%, 06/06/23 (a)	750,000	728,174
3.40%, 12/06/27 (a)	500,000	470,718
4.50%, 11/28/34 (a)	250,000	251,483
Amazon.com, Inc.
2.50%, 11/29/22 (a)	230,000	224,811
3.80%, 12/05/24 (a)	195,000	200,395
3.15%, 08/22/27 (a)	1,000,000	967,775
3.88%, 08/22/37 (a)	250,000	248,144
4.95%, 12/05/44 (a)	330,000	375,963
4.05%, 08/22/47 (a)	500,000	496,668
American Honda Finance Corp.
2.90%, 02/16/24	590,000	575,171
2.30%, 09/09/26	300,000	273,564
Booking Holdings, Inc.
2.75%, 03/15/23 (a)	500,000	482,314
Costco Wholesale Corp.
1.70%, 12/15/19	330,000	326,027
2.15%, 05/18/21 (a)	500,000	490,946
3.00%, 05/18/27 (a)	500,000	482,460
D.R. Horton, Inc.
5.75%, 08/15/23 (a)	400,000	430,078
Daimler Finance North America LLC
8.50%, 01/18/31	200,000	282,832
Delphi Corp.
4.15%, 03/15/24 (a)	100,000	101,126
eBay, Inc.
2.60%, 07/15/22 (a)	195,000	189,429
2.75%, 01/30/23 (a)	500,000	483,448
Family Dollar Stores, Inc.
5.00%, 02/01/21	500,000	518,900
Ford Motor Co.
4.35%, 12/08/26 (a)	330,000	310,705
6.63%, 10/01/28	200,000	214,632
7.45%, 07/16/31	393,000	437,000
Ford Motor Credit Co., LLC
3.16%, 08/04/20	500,000	494,097
3.34%, 03/18/21	250,000	245,121
3.47%, 04/05/21	405,000	397,904
2.98%, 08/03/22 (a)	500,000	475,958
4.38%, 08/06/23	250,000	247,300
4.69%, 06/09/25 (a)	500,000	489,053
General Motors Co.
4.88%, 10/02/23	562,000	576,049
4.20%, 10/01/27 (a)	500,000	481,667
6.25%, 10/02/43	500,000	520,209
General Motors Financial Co., Inc.
2.35%, 10/04/19	750,000	745,694
3.15%, 01/15/20 (a)	800,000	800,633
3.25%, 01/05/23 (a)	250,000	242,501
Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.70%, 05/09/23 (a)	562,000	551,255
3.85%, 01/05/28 (a)	500,000	466,130
GLP Capital LP/GLP Financing II, Inc.
5.38%, 11/01/23 (a)	250,000	264,063
Hyatt Hotels Corp.
3.38%, 07/15/23 (a)	200,000	197,121
Kohl's Corp.
4.25%, 07/17/25 (a)	500,000	503,510
5.55%, 07/17/45 (a)	250,000	242,436
Lowe's Cos., Inc.
3.12%, 04/15/22 (a)	495,000	495,187
3.38%, 09/15/25 (a)	724,000	717,052
4.65%, 04/15/42 (a)	195,000	206,057
Macy's Retail Holdings, Inc.
3.45%, 01/15/21 (a)	250,000	248,764
Marriott International, Inc.
2.88%, 03/01/21 (a)	100,000	99,042
3.75%, 03/15/25 (a)	330,000	325,646
McDonald's Corp.
2.20%, 05/26/20 (a)	500,000	493,859
3.70%, 01/30/26 (a)	330,000	329,238
3.50%, 03/01/27 (a)	200,000	195,817
3.80%, 04/01/28 (a)	500,000	498,452
4.70%, 12/09/35 (a)	250,000	262,412
4.88%, 12/09/45 (a)	270,000	283,321
NIKE, Inc.
3.38%, 11/01/46 (a)	500,000	449,245
Nordstrom, Inc.
4.00%, 03/15/27 (a)	296,000	290,170
O'Reilly Automotive, Inc.
4.35%, 06/01/28 (a)	200,000	201,706
PACCAR Financial Corp.
3.15%, 08/08/21	250,000	250,418
QVC, Inc.
5.13%, 07/02/22	330,000	336,983
4.38%, 03/15/23	100,000	99,005
4.45%, 02/15/25 (a)	500,000	480,792
5.45%, 08/15/34 (a)	195,000	177,703
Royal Caribbean Cruises Ltd.
5.25%, 11/15/22	250,000	264,200
Sands China Ltd.
4.60%, 08/08/23 (a)(e)	500,000	503,740
Starbucks Corp.
3.85%, 10/01/23 (a)	245,000	249,182
3.75%, 12/01/47 (a)	500,000	444,070
Target Corp.
3.50%, 07/01/24	263,000	267,377
4.00%, 07/01/42	75,000	73,810
3.90%, 11/15/47 (a)	500,000	477,293
The Home Depot, Inc.
2.63%, 06/01/22 (a)	250,000	246,599
3.75%, 02/15/24 (a)	195,000	199,813
5.88%, 12/16/36	830,000	1,022,937
4.20%, 04/01/43 (a)	330,000	335,539
4.88%, 02/15/44 (a)	195,000	216,970
The Western Union Co.
4.25%, 06/09/23 (a)	250,000	250,853
Toyota Motor Credit Corp.
2.95%, 04/13/21	250,000	249,690
2.75%, 05/17/21	500,000	496,375
3.40%, 09/15/21	789,000	796,482
3.30%, 01/12/22	250,000	251,501
2.63%, 01/10/23	100,000	97,664

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Visa, Inc.
4.15%, 12/14/35 (a)	330,000	346,269
4.30%, 12/14/45 (a)	295,000	311,121
Walgreen Co.
4.40%, 09/15/42	500,000	456,976
Walgreens Boots Alliance, Inc.
2.70%, 11/18/19 (a)	330,000	329,011
3.80%, 11/18/24 (a)	330,000	326,865
Walmart, Inc.
3.13%, 06/23/21	750,000	754,157
2.55%, 04/11/23 (a)	850,000	830,154
3.70%, 06/26/28 (a)	500,000	505,691
3.95%, 06/28/38 (a)	250,000	252,599
4.30%, 04/22/44 (a)	1,000,000	1,057,265
4.05%, 06/29/48 (a)	250,000	253,485
		36,532,541
Consumer Non-Cyclical 4.0%
Abbott Laboratories
2.35%, 11/22/19	46,000	45,706
2.80%, 09/15/20 (a)	1,000,000	994,913
2.90%, 11/30/21 (a)	1,000,000	990,130
4.90%, 11/30/46 (a)	826,000	903,333
AbbVie, Inc.
2.85%, 05/14/23 (a)	1,000,000	968,700
3.60%, 05/14/25 (a)	200,000	195,652
3.20%, 05/14/26 (a)	500,000	471,879
4.50%, 05/14/35 (a)	250,000	245,320
4.30%, 05/14/36 (a)	500,000	483,288
4.40%, 11/06/42	250,000	235,376
Allergan Funding SCS
3.85%, 06/15/24 (a)	1,500,000	1,497,460
3.80%, 03/15/25 (a)	1,000,000	992,511
4.75%, 03/15/45 (a)	111,000	110,968
Altria Group, Inc.
4.50%, 05/02/43	500,000	489,461
5.38%, 01/31/44	562,000	616,926
AmerisourceBergen Corp.
4.30%, 12/15/47 (a)	150,000	135,490
Amgen, Inc.
3.45%, 10/01/20	750,000	755,234
1.85%, 08/19/21 (a)	300,000	289,064
2.60%, 08/19/26 (a)	330,000	302,458
4.66%, 06/15/51 (a)	1,075,000	1,079,297
Anheuser-Busch InBev Finance, Inc.
2.65%, 02/01/21 (a)	1,195,000	1,182,012
3.65%, 02/01/26 (a)	1,230,000	1,205,691
4.70%, 02/01/36 (a)	405,000	412,524
4.90%, 02/01/46 (a)	1,250,000	1,287,503
Anheuser-Busch InBev Worldwide, Inc.
6.88%, 11/15/19	1,000,000	1,045,463
3.50%, 01/12/24 (a)	300,000	299,126
4.00%, 04/13/28 (a)	500,000	499,458
4.44%, 10/06/48 (a)	750,000	721,223
4.75%, 04/15/58 (a)	250,000	247,071
Archer-Daniels-Midland Co.
2.50%, 08/11/26 (a)	350,000	323,985
Ascension Health
3.95%, 11/15/46	250,000	250,122
AstraZeneca PLC
2.38%, 11/16/20	500,000	492,371
3.38%, 11/16/25	200,000	194,877
6.45%, 09/15/37	330,000	414,874
Security Rate, Maturity Date	Face Amount ($)	Value ($)
BAT Capital Corp.
2.30%, 08/14/20 (e)	500,000	490,554
3.56%, 08/15/27 (a)(e)	250,000	234,580
Baxalta, Inc.
3.60%, 06/23/22 (a)	330,000	332,312
5.25%, 06/23/45 (a)	330,000	361,387
Baxter International, Inc.
2.60%, 08/15/26 (a)	79,000	72,644
Becton Dickinson & Co.
2.68%, 12/15/19	100,000	99,525
2.40%, 06/05/20	500,000	492,016
3.36%, 06/06/24 (a)	500,000	483,719
3.73%, 12/15/24 (a)	102,000	100,613
4.69%, 12/15/44 (a)	250,000	248,587
4.67%, 06/06/47 (a)	200,000	198,671
Biogen, Inc.
2.90%, 09/15/20	500,000	498,560
3.63%, 09/15/22	150,000	151,113
Boston Scientific Corp.
3.85%, 05/15/25	375,000	377,321
Bristol-Myers Squibb Co.
2.00%, 08/01/22	250,000	239,443
Brown-Forman Corp.
4.00%, 04/15/38 (a)	250,000	252,138
Bunge Ltd. Finance Corp.
3.75%, 09/25/27 (a)	500,000	467,895
Campbell Soup Co.
4.15%, 03/15/28 (a)	500,000	482,907
Cardinal Health, Inc.
3.08%, 06/15/24 (a)	1,000,000	951,145
3.75%, 09/15/25 (a)	330,000	320,098
4.90%, 09/15/45 (a)	180,000	169,722
Celgene Corp.
2.88%, 08/15/20	724,000	720,830
3.45%, 11/15/27 (a)	250,000	235,841
5.25%, 08/15/43	1,000,000	1,036,020
Church & Dwight Co., Inc.
3.95%, 08/01/47 (a)	250,000	229,959
Colgate-Palmolive Co.
2.25%, 11/15/22	250,000	242,632
2.10%, 05/01/23	250,000	238,883
Constellation Brands, Inc.
3.20%, 02/15/23 (a)	500,000	489,327
4.25%, 05/01/23	100,000	102,060
CVS Health Corp.
2.80%, 07/20/20 (a)	250,000	248,415
3.35%, 03/09/21	550,000	550,834
2.13%, 06/01/21 (a)	330,000	319,625
2.75%, 12/01/22 (a)	250,000	241,328
3.70%, 03/09/23 (a)	1,500,000	1,500,706
3.38%, 08/12/24 (a)	230,000	223,984
4.10%, 03/25/25 (a)	250,000	250,838
4.88%, 07/20/35 (a)	500,000	508,688
4.78%, 03/25/38 (a)	300,000	299,925
5.30%, 12/05/43 (a)	250,000	264,936
5.05%, 03/25/48 (a)	1,250,000	1,280,502
Diageo Capital PLC
4.83%, 07/15/20	100,000	103,264
2.63%, 04/29/23 (a)	50,000	48,625
Diageo Investment Corp.
2.88%, 05/11/22	500,000	494,256
Eli Lilly & Co.
3.70%, 03/01/45 (a)	130,000	125,488
3.95%, 05/15/47 (a)	250,000	251,717

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Express Scripts Holding Co.
4.75%, 11/15/21	400,000	413,835
4.50%, 02/25/26 (a)	350,000	354,180
4.80%, 07/15/46 (a)	330,000	319,540
Fomento Economico Mexicano S.A.B. de CV
4.38%, 05/10/43	500,000	496,660
General Mills, Inc.
2.60%, 10/12/22 (a)	500,000	484,110
4.55%, 04/17/38 (a)	350,000	344,683
Gilead Sciences, Inc.
4.40%, 12/01/21 (a)	724,000	748,913
3.25%, 09/01/22 (a)	500,000	499,982
5.65%, 12/01/41 (a)	724,000	846,114
4.75%, 03/01/46 (a)	270,000	282,058
GlaxoSmithKline Capital, Inc.
3.88%, 05/15/28	1,000,000	1,018,473
6.38%, 05/15/38	263,000	339,039
Hasbro, Inc.
5.10%, 05/15/44 (a)	200,000	192,338
Johnson & Johnson
2.45%, 12/05/21	100,000	98,859
3.38%, 12/05/23	500,000	508,079
2.45%, 03/01/26 (a)	100,000	94,715
3.63%, 03/03/37 (a)	1,300,000	1,278,781
3.70%, 03/01/46 (a)	330,000	320,523
Kaiser Foundation Hospitals
3.15%, 05/01/27 (a)	750,000	725,382
Kellogg Co.
2.65%, 12/01/23	500,000	480,214
Keurig Dr Pepper, Inc.
3.55%, 05/25/21 (e)	250,000	250,710
4.60%, 05/25/28 (a)(e)	500,000	508,456
4.99%, 05/25/38 (a)(e)	250,000	256,348
Kimberly-Clark Corp.
3.20%, 07/30/46 (a)	500,000	435,317
Koninklijke Ahold Delhaize N.V.
5.70%, 10/01/40	330,000	363,890
Koninklijke Philips N.V.
5.00%, 03/15/42	195,000	217,559
Kraft Heinz Foods Co.
5.38%, 02/10/20	256,000	264,236
3.50%, 06/06/22	685,000	683,440
3.50%, 07/15/22 (a)	250,000	248,804
6.88%, 01/26/39	750,000	887,440
5.20%, 07/15/45 (a)	330,000	322,647
4.38%, 06/01/46 (a)	330,000	290,163
Laboratory Corp. of America Holdings
3.20%, 02/01/22	100,000	99,192
4.70%, 02/01/45 (a)	150,000	148,570
McKesson Corp.
2.70%, 12/15/22 (a)	750,000	724,102
3.80%, 03/15/24 (a)	330,000	328,894
Mead Johnson Nutrition Co.
5.90%, 11/01/39	250,000	301,687
Medtronic Global Holdings SCA
3.35%, 04/01/27 (a)	600,000	590,828
Medtronic, Inc.
3.13%, 03/15/22 (a)	562,000	559,903
3.50%, 03/15/25	350,000	350,129
4.38%, 03/15/35	580,000	607,476
4.63%, 03/15/45	275,000	295,477
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Merck & Co., Inc.
3.88%, 01/15/21 (a)	493,000	504,164
2.75%, 02/10/25 (a)	280,000	271,421
3.70%, 02/10/45 (a)	750,000	727,957
Molson Coors Brewing Co.
2.10%, 07/15/21 (a)	468,000	451,619
3.50%, 05/01/22	195,000	194,717
4.20%, 07/15/46 (a)	330,000	295,235
Mondelez International, Inc.
3.00%, 05/07/20	150,000	149,899
Mylan, Inc.
4.20%, 11/29/23 (a)	230,000	229,283
4.55%, 04/15/28 (a)(e)	600,000	588,240
Newell Brands, Inc.
3.15%, 04/01/21 (a)	150,000	147,884
3.85%, 04/01/23 (a)	350,000	344,090
5.38%, 04/01/36 (a)	150,000	144,941
Novartis Capital Corp.
3.40%, 05/06/24	100,000	100,359
3.10%, 05/17/27 (a)	900,000	870,057
4.40%, 05/06/44	250,000	267,150
PepsiCo, Inc.
4.50%, 01/15/20	195,000	199,801
1.70%, 10/06/21 (a)	1,000,000	963,726
4.88%, 11/01/40	330,000	366,056
4.60%, 07/17/45 (a)	500,000	545,059
4.45%, 04/14/46 (a)	500,000	530,674
Perrigo Finance Unlimited Co.
3.90%, 12/15/24 (a)	491,000	480,799
Pfizer, Inc.
3.00%, 06/15/23	500,000	497,416
7.20%, 03/15/39	260,000	362,212
4.40%, 05/15/44	330,000	346,229
Philip Morris International, Inc.
2.00%, 02/21/20	500,000	493,564
2.90%, 11/15/21	230,000	228,286
2.13%, 05/10/23 (a)	1,183,000	1,115,030
3.25%, 11/10/24	330,000	324,930
3.38%, 08/11/25 (a)	330,000	323,363
6.38%, 05/16/38	100,000	121,215
Quest Diagnostics, Inc.
4.70%, 04/01/21	562,000	578,375
3.50%, 03/30/25 (a)	820,000	796,073
Reynolds American, Inc.
4.45%, 06/12/25 (a)	195,000	198,063
7.25%, 06/15/37	250,000	315,153
5.85%, 08/15/45 (a)	500,000	548,161
Sanofi
4.00%, 03/29/21	250,000	256,306
Shire Acquisitions Investments Ireland DAC
2.88%, 09/23/23 (a)	500,000	478,023
3.20%, 09/23/26 (a)	335,000	312,798
Stryker Corp.
3.65%, 03/07/28 (a)	250,000	245,425
Sysco Corp.
2.60%, 10/01/20 (a)	500,000	495,508
3.25%, 07/15/27 (a)	150,000	142,667
The Clorox Co.
3.50%, 12/15/24 (a)	250,000	249,685
The Coca-Cola Co.
3.15%, 11/15/20	195,000	196,399
2.20%, 05/25/22	500,000	486,209
2.88%, 10/27/25	100,000	96,769
2.25%, 09/01/26	562,000	514,795

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
The Estee Lauder Cos., Inc.
1.70%, 05/10/21 (a)	250,000	241,065
The JM Smucker Co.
3.50%, 10/15/21	250,000	251,157
3.50%, 03/15/25	637,000	619,730
The Kroger Co.
6.15%, 01/15/20	100,000	104,247
2.95%, 11/01/21 (a)	500,000	493,950
2.80%, 08/01/22 (a)	500,000	487,681
The Procter & Gamble Co.
2.70%, 02/02/26	750,000	719,001
2.45%, 11/03/26	491,000	457,530
Thermo Fisher Scientific, Inc.
3.00%, 04/15/23 (a)	200,000	194,921
4.15%, 02/01/24 (a)	283,000	290,042
5.30%, 02/01/44 (a)	195,000	218,715
Tyson Foods, Inc.
3.95%, 08/15/24 (a)	150,000	150,794
Unilever Capital Corp.
4.25%, 02/10/21	530,000	545,703
2.00%, 07/28/26	500,000	449,467
Wyeth LLC
5.95%, 04/01/37	500,000	609,888
Zimmer Biomet Holdings, Inc.
3.70%, 03/19/23 (a)	250,000	250,757
Zoetis, Inc.
3.25%, 02/01/23 (a)	70,000	69,187
4.70%, 02/01/43 (a)	195,000	201,332
		80,445,797
Energy 2.3%
Anadarko Petroleum Corp.
4.85%, 03/15/21 (a)	200,000	206,367
6.45%, 09/15/36	150,000	174,782
7.95%, 06/15/39	150,000	196,141
Andeavor
4.75%, 12/15/23 (a)	250,000	261,021
Apache Corp.
6.00%, 01/15/37	184,000	204,021
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.
3.34%, 12/15/27 (a)	250,000	236,941
4.08%, 12/15/47 (a)	250,000	228,276
Boardwalk Pipelines LP
4.95%, 12/15/24 (a)	500,000	511,397
BP Capital Markets PLC
2.52%, 01/15/20	133,000	132,380
2.32%, 02/13/20	195,000	193,391
4.50%, 10/01/20	330,000	339,479
2.11%, 09/16/21 (a)	1,000,000	971,909
3.54%, 11/04/24	200,000	200,373
3.28%, 09/19/27 (a)	750,000	726,609
Canadian Natural Resources Ltd.
3.90%, 02/01/25 (a)	330,000	328,410
6.25%, 03/15/38	330,000	389,842
Cenovus Energy, Inc.
3.00%, 08/15/22 (a)	250,000	240,837
6.75%, 11/15/39	250,000	287,052
5.40%, 06/15/47 (a)	250,000	249,261
Chevron Corp.
2.36%, 12/05/22 (a)	500,000	484,847
3.19%, 06/24/23 (a)	1,000,000	1,000,920
2.95%, 05/16/26 (a)	100,000	96,284
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Cimarex Energy Co.
4.38%, 06/01/24 (a)	330,000	334,837
ConocoPhillips Co.
4.95%, 03/15/26 (a)	550,000	595,994
6.50%, 02/01/39	800,000	1,042,509
Continental Resources, Inc.
5.00%, 09/15/22 (a)	200,000	202,698
Devon Energy Corp.
5.60%, 07/15/41 (a)	500,000	540,716
Dominion Energy Gas Holdings LLC
4.80%, 11/01/43 (a)	263,000	270,876
Enbridge Energy Partners LP
4.20%, 09/15/21 (a)	395,000	399,462
5.50%, 09/15/40 (a)	330,000	352,747
Enbridge, Inc.
3.70%, 07/15/27 (a)	1,400,000	1,359,184
Energy Transfer Partners LP
4.15%, 10/01/20 (a)	500,000	506,891
5.20%, 02/01/22 (a)(b)	1,000,000	1,043,056
4.90%, 03/15/35 (a)	230,000	215,008
6.13%, 12/15/45 (a)	465,000	494,241
Enterprise Products Operating LLC
2.55%, 10/15/19 (a)	393,000	391,480
3.90%, 02/15/24 (a)	195,000	197,443
3.75%, 02/15/25 (a)	480,000	482,543
5.10%, 02/15/45 (a)	300,000	319,708
4.90%, 05/15/46 (a)	750,000	778,605
EOG Resources, Inc.
2.63%, 03/15/23 (a)	110,000	106,368
3.90%, 04/01/35 (a)	724,000	718,032
EQT Midstream Partners LP
4.75%, 07/15/23 (a)	250,000	253,911
Exxon Mobil Corp.
2.22%, 03/01/21 (a)	491,000	483,569
2.73%, 03/01/23 (a)	500,000	492,437
3.57%, 03/06/45 (a)	330,000	309,836
4.11%, 03/01/46 (a)	100,000	102,922
Halliburton Co.
3.50%, 08/01/23 (a)	100,000	100,462
3.80%, 11/15/25 (a)	845,000	845,225
5.00%, 11/15/45 (a)	330,000	352,951
Helmerich & Payne International Drilling Co.
4.65%, 03/15/25 (a)	330,000	341,643
Hess Corp.
5.80%, 04/01/47 (a)	500,000	524,280
Husky Energy, Inc.
4.00%, 04/15/24 (a)	300,000	300,813
Kerr-McGee Corp.
6.95%, 07/01/24	500,000	571,338
Kinder Morgan Energy Partners LP
6.85%, 02/15/20	263,000	276,061
3.95%, 09/01/22 (a)	250,000	252,958
4.30%, 05/01/24 (a)	296,000	300,135
6.95%, 01/15/38	330,000	390,463
4.70%, 11/01/42 (a)	195,000	182,981
5.40%, 09/01/44 (a)	195,000	198,304
Kinder Morgan, Inc.
3.05%, 12/01/19 (a)(b)	400,000	400,106
4.30%, 06/01/25 (a)	195,000	197,181
5.55%, 06/01/45 (a)	330,000	345,911
Magellan Midstream Partners LP
5.15%, 10/15/43 (a)	250,000	269,255

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Marathon Oil Corp.
2.80%, 11/01/22 (a)	195,000	188,904
4.40%, 07/15/27 (a)	1,000,000	1,004,300
Marathon Petroleum Corp.
3.63%, 09/15/24 (a)	230,000	228,907
5.00%, 09/15/54 (a)	250,000	244,713
MPLX LP
4.70%, 04/15/48 (a)	1,000,000	940,434
Nexen Energy ULC
5.88%, 03/10/35	195,000	226,936
NiSource, Inc.
5.25%, 02/15/43 (a)	195,000	216,755
Noble Energy, Inc.
3.85%, 01/15/28 (a)	500,000	478,192
Occidental Petroleum Corp.
2.70%, 02/15/23 (a)	250,000	243,585
3.40%, 04/15/26 (a)	100,000	99,208
4.40%, 04/15/46 (a)	830,000	856,550
ONEOK Partners LP
6.65%, 10/01/36	250,000	296,012
ONEOK, Inc.
5.20%, 07/15/48 (a)	250,000	258,376
Phillips 66
3.90%, 03/15/28 (a)	250,000	248,436
4.88%, 11/15/44 (a)	500,000	520,011
Phillips 66 Partners LP
3.61%, 02/15/25 (a)	330,000	319,958
Pioneer Natural Resources Co.
7.50%, 01/15/20	724,000	766,023
Plains All American Pipeline LP/PAA Finance Corp.
4.50%, 12/15/26 (a)	330,000	329,803
6.65%, 01/15/37	250,000	281,131
Sabine Pass Liquefaction LLC
5.63%, 02/01/21 (a)	500,000	521,789
5.75%, 05/15/24 (a)	630,000	678,236
5.00%, 03/15/27 (a)	500,000	514,910
Shell International Finance BV
4.30%, 09/22/19	230,000	234,033
2.13%, 05/11/20	750,000	741,614
3.25%, 05/11/25	80,000	79,023
6.38%, 12/15/38	500,000	649,858
3.63%, 08/21/42	330,000	306,651
4.38%, 05/11/45	330,000	341,800
4.00%, 05/10/46	330,000	325,563
Spectra Energy Partners LP
3.38%, 10/15/26 (a)	330,000	313,274
Suncor Energy, Inc.
3.60%, 12/01/24 (a)	724,000	721,040
6.50%, 06/15/38	500,000	623,893
Sunoco Logistics Partners Operations LP
4.25%, 04/01/24 (a)	1,000,000	1,003,183
5.40%, 10/01/47 (a)	500,000	491,790
Tennessee Gas Pipeline Co., LLC
7.00%, 10/15/28	500,000	588,844
The Williams Cos., Inc.
3.60%, 03/15/22 (a)	195,000	194,788
4.30%, 03/04/24 (a)	1,000,000	1,015,983
Security Rate, Maturity Date	Face Amount ($)	Value ($)
8.75%, 03/15/32	250,000	335,937
6.30%, 04/15/40	500,000	574,789
Total Capital International S.A.
2.88%, 02/17/22	500,000	496,102
3.75%, 04/10/24	100,000	101,898
Total Capital S.A.
4.25%, 12/15/21	250,000	258,728
TransCanada PipeLines Ltd.
5.60%, 03/31/34	100,000	110,427
5.00%, 10/16/43 (a)	850,000	880,698
Valero Energy Corp.
3.40%, 09/15/26 (a)	500,000	477,586
6.63%, 06/15/37	100,000	121,383
4.90%, 03/15/45	230,000	238,698
Western Gas Partners LP
3.95%, 06/01/25 (a)	330,000	317,726
		46,514,158
Industrial Other 0.1%
Cintas Corp. No 2
3.25%, 06/01/22 (a)	100,000	99,685
3.70%, 04/01/27 (a)	500,000	496,445
Fluor Corp.
3.50%, 12/15/24 (a)	500,000	492,673
Howard Hughes Medical Institute
3.50%, 09/01/23	330,000	336,052
President & Fellows of Harvard College
3.30%, 07/15/56 (a)	100,000	90,273
William Marsh Rice University
3.57%, 05/15/45	200,000	193,612
		1,708,740
Technology 2.0%
Agilent Technologies, Inc.
3.88%, 07/15/23 (a)	80,000	80,388
Alphabet, Inc.
3.38%, 02/25/24	195,000	198,463
Analog Devices, Inc.
3.13%, 12/05/23 (a)	500,000	488,215
Apple, Inc.
1.50%, 09/12/19	300,000	297,082
2.25%, 02/23/21 (a)	250,000	246,619
2.85%, 05/06/21	330,000	329,550
2.15%, 02/09/22	100,000	97,217
2.70%, 05/13/22	1,000,000	991,608
2.40%, 05/03/23	330,000	319,597
3.00%, 02/09/24 (a)	250,000	247,443
2.50%, 02/09/25	689,000	653,547
3.25%, 02/23/26 (a)	80,000	78,805
3.35%, 02/09/27 (a)	750,000	740,677
3.85%, 05/04/43	330,000	319,703
4.65%, 02/23/46 (a)	2,000,000	2,189,069
4.25%, 02/09/47 (a)	195,000	202,517
Applied Materials, Inc.
2.63%, 10/01/20 (a)	500,000	494,988
3.90%, 10/01/25 (a)	250,000	255,626
3.30%, 04/01/27 (a)	400,000	391,596
Baidu, Inc.
3.00%, 06/30/20	250,000	248,113
4.13%, 06/30/25	500,000	498,198
4.38%, 03/29/28 (a)	250,000	249,349

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Broadcom Corp./Broadcom Cayman Finance Ltd.
2.38%, 01/15/20	500,000	494,839
3.00%, 01/15/22 (a)	500,000	488,083
3.13%, 01/15/25 (a)	500,000	463,409
Cisco Systems, Inc.
4.45%, 01/15/20	600,000	613,760
2.45%, 06/15/20	250,000	248,567
3.50%, 06/15/25	762,000	769,609
5.50%, 01/15/40	450,000	543,054
Dell International LLC/EMC Corp.
6.02%, 06/15/26 (a)(e)	430,000	456,546
8.35%, 07/15/46 (a)(e)	195,000	239,964
Fidelity National Information Services, Inc.
5.00%, 10/15/25 (a)	92,000	97,656
4.25%, 05/15/28 (a)	250,000	253,376
4.75%, 05/15/48 (a)	250,000	253,276
Fiserv, Inc.
2.70%, 06/01/20 (a)	195,000	193,437
Harris Corp.
6.15%, 12/15/40	195,000	229,841
Hewlett Packard Enterprise Co.
3.60%, 10/15/20 (a)	500,000	504,121
4.40%, 10/15/22 (a)	100,000	103,104
6.35%, 10/15/45 (a)	362,000	375,146
HP, Inc.
4.05%, 09/15/22	400,000	407,136
Intel Corp.
1.85%, 05/11/20	250,000	246,444
1.70%, 05/19/21 (a)	350,000	339,951
3.30%, 10/01/21	263,000	265,899
2.88%, 05/11/24 (a)	750,000	731,468
3.70%, 07/29/25 (a)	550,000	558,189
4.80%, 10/01/41	195,000	215,823
4.10%, 05/19/46 (a)	550,000	552,583
International Business Machines Corp.
2.25%, 02/19/21	330,000	324,034
3.38%, 08/01/23	200,000	200,949
3.63%, 02/12/24	250,000	253,106
3.45%, 02/19/26	300,000	298,474
3.30%, 01/27/27	500,000	492,887
6.22%, 08/01/27	230,000	274,634
Juniper Networks, Inc.
4.50%, 03/15/24	300,000	306,936
Keysight Technologies, Inc.
4.60%, 04/06/27 (a)	400,000	408,965
KLA-Tencor Corp.
4.65%, 11/01/24 (a)	230,000	238,501
Lam Research Corp.
2.80%, 06/15/21 (a)	360,000	355,203
3.80%, 03/15/25 (a)	330,000	330,128
Microsoft Corp.
2.00%, 11/03/20 (a)	350,000	345,153
1.55%, 08/08/21 (a)	1,000,000	964,036
3.13%, 11/03/25 (a)	330,000	325,140
3.30%, 02/06/27 (a)	250,000	248,109
3.45%, 08/08/36 (a)	500,000	478,702
4.10%, 02/06/37 (a)	300,000	313,419
4.50%, 10/01/40	750,000	821,473
3.70%, 08/08/46 (a)	2,224,000	2,154,529
4.25%, 02/06/47 (a)	100,000	105,939
Motorola Solutions, Inc.
3.50%, 03/01/23	330,000	323,149
NetApp, Inc.
3.38%, 06/15/21 (a)	230,000	228,466
Security Rate, Maturity Date	Face Amount ($)	Value ($)
NVIDIA Corp.
2.20%, 09/16/21 (a)	330,000	321,295
3.20%, 09/16/26 (a)	330,000	322,173
Oracle Corp.
2.63%, 02/15/23 (a)	500,000	488,247
3.63%, 07/15/23	562,000	571,391
2.40%, 09/15/23 (a)	500,000	479,792
2.95%, 05/15/25 (a)	1,051,000	1,020,977
3.25%, 11/15/27 (a)	250,000	242,459
3.90%, 05/15/35 (a)	350,000	344,035
3.80%, 11/15/37 (a)	750,000	722,949
6.13%, 07/08/39	500,000	624,745
5.38%, 07/15/40	50,000	57,791
4.50%, 07/08/44 (a)	330,000	343,704
4.00%, 07/15/46 (a)	70,000	67,635
QUALCOMM, Inc.
3.00%, 05/20/22	200,000	197,705
3.25%, 05/20/27 (a)	1,100,000	1,035,754
4.65%, 05/20/35 (a)	300,000	304,751
Seagate HDD
4.75%, 01/01/25	150,000	143,972
4.88%, 06/01/27 (a)	500,000	470,395
Texas Instruments, Inc.
1.85%, 05/15/22 (a)	1,051,000	1,007,105
Total System Services, Inc.
3.75%, 06/01/23 (a)	100,000	99,715
VMware, Inc.
2.30%, 08/21/20	750,000	735,088
2.95%, 08/21/22 (a)	150,000	145,705
3.90%, 08/21/27 (a)	1,500,000	1,423,772
Xerox Corp.
3.63%, 03/15/23 (a)	250,000	236,613
		40,463,351
Transportation 0.6%
American Airlines 2015-1 Class A Pass-Through Trust
3.38%, 11/01/28	418,996	405,320
American Airlines 2016-2 Class AA Pass-Through Trust
3.20%, 12/15/29	179,790	171,278
Burlington Northern Santa Fe LLC
4.90%, 04/01/44 (a)	100,000	110,747
4.55%, 09/01/44 (a)	195,000	205,120
3.90%, 08/01/46 (a)	250,000	239,901
4.05%, 06/15/48 (a)	1,000,000	977,954
Canadian National Railway Co.
2.75%, 03/01/26 (a)	750,000	712,382
Canadian Pacific Railway Co.
4.45%, 03/15/23 (a)	100,000	103,799
4.00%, 06/01/28 (a)	250,000	254,742
4.80%, 09/15/35 (a)	300,000	322,875
Continental Airlines 2012-1 Class A Pass Through Trust
4.15%, 10/11/25	113,086	114,555
CSX Corp.
3.70%, 10/30/20 (a)	250,000	252,481
6.22%, 04/30/40	1,000,000	1,230,638
Delta Air Lines, Inc.
2.60%, 12/04/20	500,000	490,260
FedEx Corp.
3.25%, 04/01/26 (a)	250,000	242,714
3.30%, 03/15/27 (a)	250,000	240,335
3.40%, 02/15/28 (a)	500,000	482,548
4.10%, 02/01/45	500,000	457,577
Kansas City Southern
4.70%, 05/01/48 (a)	150,000	150,743

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Norfolk Southern Corp.
3.15%, 06/01/27 (a)	300,000	286,733
3.95%, 10/01/42 (a)	330,000	311,978
Norfolk Southern Railway Co.
9.75%, 06/15/20	250,000	278,918
Ryder System, Inc.
3.40%, 03/01/23 (a)	250,000	248,474
Southwest Airlines Co.
2.65%, 11/05/20 (a)	330,000	326,510
3.00%, 11/15/26 (a)	145,000	135,164
Union Pacific Corp.
4.16%, 07/15/22 (a)	362,000	374,158
3.25%, 08/15/25 (a)	330,000	321,871
4.05%, 11/15/45 (a)	700,000	676,715
4.38%, 11/15/65 (a)	300,000	280,090
United Airlines 2016-1 Class AA Pass-Through Trust
3.10%, 07/07/28	142,085	136,346
United Parcel Service, Inc.
2.35%, 05/16/22 (a)	250,000	243,121
2.50%, 04/01/23 (a)	250,000	242,377
3.05%, 11/15/27 (a)	250,000	240,859
6.20%, 01/15/38	195,000	245,592
4.88%, 11/15/40 (a)	250,000	276,530
		11,791,405
		300,843,089

Utility 1.7%
Electric 1.6%
Alabama Power Co.
3.70%, 12/01/47 (a)	750,000	696,594
Ameren Illinois Co.
2.70%, 09/01/22 (a)	263,000	257,379
Avangrid, Inc.
3.15%, 12/01/24 (a)	300,000	288,073
Berkshire Hathaway Energy Co.
2.80%, 01/15/23 (a)	1,000,000	976,966
6.13%, 04/01/36	98,000	119,371
4.45%, 01/15/49 (a)(e)	500,000	507,106
CenterPoint Energy Houston Electric LLC
2.40%, 09/01/26 (a)	507,000	466,201
Consolidated Edison Co. of New York, Inc.
5.30%, 03/01/35	230,000	259,379
4.20%, 03/15/42	500,000	500,264
4.45%, 03/15/44 (a)	230,000	239,366
Consolidated Edison, Inc.
2.00%, 05/15/21 (a)	100,000	97,154
Consumers Energy Co.
3.38%, 08/15/23 (a)	330,000	331,105
3.95%, 05/15/43 (a)	330,000	328,387
Dominion Energy, Inc.
2.50%, 12/01/19 (a)	250,000	248,333
2.58%, 07/01/20	500,000	493,407
4.45%, 03/15/21	625,000	640,381
2.85%, 08/15/26 (a)	300,000	274,258
5.25%, 08/01/33	330,000	356,772
5.75%, 10/01/54 (a)(c)(d)	250,000	261,875
DTE Energy Co.
2.85%, 10/01/26 (a)	750,000	696,504
Duke Energy Carolinas LLC
6.45%, 10/15/32	230,000	287,249
4.25%, 12/15/41 (a)	55,000	56,367
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Duke Energy Corp.
3.75%, 04/15/24 (a)	655,000	658,771
3.75%, 09/01/46 (a)	400,000	360,279
3.95%, 08/15/47 (a)	250,000	234,397
Duke Energy Florida LLC
3.20%, 01/15/27 (a)	655,000	636,780
Duke Energy Progress LLC
4.15%, 12/01/44 (a)	1,128,000	1,138,476
Entergy Louisiana LLC
3.25%, 04/01/28 (a)	500,000	482,950
Eversource Energy
2.75%, 03/15/22 (a)	200,000	196,139
3.15%, 01/15/25 (a)	330,000	320,259
Exelon Corp.
2.85%, 06/15/20 (a)	200,000	198,768
4.95%, 06/15/35 (a)(e)	330,000	347,825
5.63%, 06/15/35	500,000	571,072
Exelon Generation Co., LLC
2.95%, 01/15/20 (a)	724,000	721,641
6.25%, 10/01/39	562,000	610,417
FirstEnergy Corp.
3.90%, 07/15/27 (a)	750,000	738,549
Florida Power & Light Co.
5.69%, 03/01/40	500,000	623,460
5.25%, 02/01/41 (a)	500,000	584,671
4.05%, 06/01/42 (a)	500,000	509,545
Gulf Power Co.
3.30%, 05/30/27 (a)	1,000,000	968,371
ITC Holdings Corp.
3.25%, 06/30/26 (a)	100,000	94,974
Kansas City Power & Light Co.
4.20%, 03/15/48 (a)	300,000	294,285
LG&E & KU Energy LLC
3.75%, 11/15/20 (a)	393,000	396,231
National Rural Utilities Cooperative Finance Corp.
1.50%, 11/01/19	500,000	492,020
2.40%, 04/25/22 (a)	1,000,000	973,229
Northern States Power Co.
3.60%, 09/15/47 (a)	500,000	469,034
NSTAR Electric Co.
5.50%, 03/15/40	400,000	471,883
Oncor Electric Delivery Co., LLC
4.55%, 12/01/41 (a)	580,000	622,810
Pacific Gas & Electric Co.
5.80%, 03/01/37	750,000	831,771
5.40%, 01/15/40	100,000	107,176
4.30%, 03/15/45 (a)	330,000	308,866
PacifiCorp
2.95%, 02/01/22 (a)	250,000	248,225
6.00%, 01/15/39	330,000	412,906
PPL Capital Funding, Inc.
3.40%, 06/01/23 (a)	724,000	711,718
3.10%, 05/15/26 (a)	500,000	469,453
PSEG Power LLC
3.00%, 06/15/21 (a)	400,000	397,227
8.63%, 04/15/31 (b)	330,000	437,814
Puget Sound Energy, Inc.
6.27%, 03/15/37	362,000	458,293
South Carolina Electric & Gas Co.
4.35%, 02/01/42 (a)	500,000	489,408

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Southern California Edison Co.
3.65%, 03/01/28 (a)	250,000	247,082
4.00%, 04/01/47 (a)	500,000	480,547
4.13%, 03/01/48 (a)	500,000	488,790
Southern Power Co.
4.95%, 12/15/46 (a)	530,000	531,337
Southwestern Electric Power Co.
2.75%, 10/01/26 (a)	500,000	464,014
3.90%, 04/01/45 (a)	500,000	468,926
3.85%, 02/01/48 (a)	650,000	605,227
Tampa Electric Co.
4.30%, 06/15/48 (a)	500,000	505,683
Virginia Electric & Power Co.
6.00%, 05/15/37	300,000	367,949
Xcel Energy, Inc.
4.70%, 05/15/20 (a)	206,000	210,161
2.40%, 03/15/21 (a)	195,000	191,252
2.60%, 03/15/22 (a)	150,000	146,473
		31,679,625
Natural Gas 0.1%
Atmos Energy Corp.
4.13%, 10/15/44 (a)	300,000	299,124
NiSource, Inc.
4.80%, 02/15/44 (a)	659,000	687,329
Sempra Energy
2.40%, 03/15/20 (a)	330,000	325,861
3.75%, 11/15/25 (a)	250,000	245,384
3.40%, 02/01/28 (a)	1,000,000	942,442
Southern California Gas Co.
3.15%, 09/15/24 (a)	50,000	49,341
2.60%, 06/15/26 (a)	530,000	493,649
Southern Co. Gas Capital Corp.
4.40%, 06/01/43 (a)	75,000	74,492
		3,117,622
Utility Other 0.0%
American Water Capital Corp.
3.75%, 09/01/47 (a)	750,000	695,162
		35,492,409
Total Corporates
(Cost $509,910,245)		498,406,511

Treasuries 37.8% of net assets
Bonds
8.50%, 02/15/20	242,000	262,286
8.75%, 05/15/20	200,000	220,535
8.75%, 08/15/20 (b)	500,000	557,764
7.88%, 02/15/21	250,000	280,742
8.13%, 05/15/21	250,000	285,195
8.13%, 08/15/21	400,000	461,422
7.63%, 11/15/22	327,600	391,015
7.13%, 02/15/23 (b)	1,000,000	1,183,223
6.25%, 08/15/23	775,000	900,710
7.50%, 11/15/24	300,000	380,484
7.63%, 02/15/25	550,000	706,417
6.88%, 08/15/25	500,000	628,457
6.00%, 02/15/26 (b)	1,310,800	1,592,801
6.75%, 08/15/26	250,000	320,044
6.50%, 11/15/26	655,300	831,796
6.63%, 02/15/27 (b)	196,400	252,512
6.38%, 08/15/27	743,300	950,437
Security Rate, Maturity Date	Face Amount ($)	Value ($)
6.13%, 11/15/27 (b)	1,509,500	1,907,955
5.50%, 08/15/28 (b)	480,000	589,266
5.25%, 11/15/28	688,100	832,749
5.25%, 02/15/29	2,795,300	3,395,634
6.13%, 08/15/29	600,000	782,895
6.25%, 05/15/30	750,000	1,000,415
5.38%, 02/15/31	560,000	705,567
4.50%, 02/15/36	1,758,700	2,144,206
4.75%, 02/15/37	830,000	1,048,313
5.00%, 05/15/37	920,000	1,196,575
4.38%, 02/15/38	1,127,600	1,369,483
4.50%, 05/15/38	810,000	1,000,034
3.50%, 02/15/39	605,300	657,212
4.25%, 05/15/39	829,500	996,178
4.50%, 08/15/39	1,223,300	1,517,728
4.38%, 11/15/39	1,325,900	1,621,457
4.63%, 02/15/40 (b)	2,348,600	2,966,484
4.38%, 05/15/40	1,702,000	2,084,119
3.88%, 08/15/40 (b)	1,359,100	1,556,621
4.25%, 11/15/40	1,973,600	2,380,655
4.75%, 02/15/41 (b)	2,350,000	3,029,894
4.38%, 05/15/41	1,313,700	1,614,645
3.75%, 08/15/41	1,403,600	1,581,079
3.13%, 11/15/41	2,081,600	2,128,802
3.13%, 02/15/42	2,430,900	2,486,118
3.00%, 05/15/42	1,405,300	1,407,057
2.75%, 08/15/42	2,068,100	1,980,165
2.75%, 11/15/42	2,560,800	2,450,516
3.13%, 02/15/43 (b)	2,832,900	2,892,656
2.88%, 05/15/43	4,972,800	4,861,495
3.63%, 08/15/43	2,942,900	3,262,078
3.75%, 11/15/43 (b)	2,852,900	3,227,566
3.63%, 02/15/44	3,312,900	3,677,966
3.38%, 05/15/44	3,543,600	3,778,363
3.13%, 08/15/44	3,488,200	3,563,278
3.00%, 11/15/44	3,903,600	3,900,245
2.50%, 02/15/45 (b)	5,007,000	4,543,070
3.00%, 05/15/45	3,868,600	3,864,898
2.88%, 08/15/45	3,838,200	3,743,594
3.00%, 11/15/45	3,868,600	3,864,444
2.50%, 02/15/46	4,757,900	4,304,598
2.50%, 05/15/46	7,517,800	6,798,029
2.25%, 08/15/46	4,595,800	3,938,026
2.88%, 11/15/46 (b)	3,348,900	3,264,458
3.00%, 02/15/47	3,236,600	3,233,376
3.00%, 05/15/47	3,319,000	3,313,684
2.75%, 08/15/47	4,175,000	3,965,435
2.75%, 11/15/47	6,150,000	5,840,218
3.00%, 02/15/48	3,300,000	3,294,393
3.13%, 05/15/48	2,750,000	2,814,453
3.00%, 08/15/48	2,500,000	2,487,793
Notes
0.88%, 09/15/19	4,638,200	4,562,469
1.00%, 09/30/19	1,327,600	1,306,753
1.38%, 09/30/19	2,230,000	2,203,649
1.75%, 09/30/19	2,948,900	2,925,804
1.00%, 10/15/19	5,310,800	5,223,566
1.25%, 10/31/19	650,000	640,783
1.50%, 10/31/19	19,852,200	19,621,108
1.00%, 11/15/19	1,638,200	1,608,956
3.38%, 11/15/19	1,966,200	1,985,555
1.00%, 11/30/19	1,810,800	1,777,272
1.50%, 11/30/19 (b)	1,562,300	1,542,832
1.75%, 11/30/19	767,000	759,719
1.38%, 12/15/19	1,802,200	1,775,871
1.13%, 12/31/19	1,600,000	1,570,813
1.63%, 12/31/19 (b)	3,848,100	3,801,878
1.88%, 12/31/19	2,360,000	2,339,350

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
1.38%, 01/15/20 (b)	1,880,000	1,850,662
1.25%, 01/31/20	2,751,700	2,702,524
1.38%, 01/31/20 (b)	1,677,600	1,650,634
2.00%, 01/31/20	3,000,000	2,977,324
1.38%, 02/15/20 (b)	5,996,800	5,895,955
3.63%, 02/15/20 (b)	3,776,900	3,832,595
1.25%, 02/29/20	1,500,000	1,471,318
1.38%, 02/29/20	2,778,200	2,729,853
2.25%, 02/29/20	1,250,000	1,244,165
1.63%, 03/15/20	1,353,400	1,334,051
1.13%, 03/31/20	1,000,000	977,637
1.38%, 03/31/20	2,732,200	2,681,345
2.25%, 03/31/20	700,000	696,363
1.50%, 04/15/20	3,150,000	3,095,921
1.13%, 04/30/20	2,391,300	2,334,647
1.38%, 04/30/20	3,278,800	3,214,121
2.38%, 04/30/20	300,000	298,898
1.50%, 05/15/20	2,900,000	2,846,984
3.50%, 05/15/20	2,040,000	2,069,843
1.38%, 05/31/20	2,000,000	1,958,164
1.50%, 05/31/20	3,826,500	3,754,454
1.50%, 06/15/20	2,050,000	2,010,602
1.63%, 06/30/20 (b)	3,000,300	2,947,385
1.88%, 06/30/20	3,086,600	3,046,631
2.50%, 06/30/20	2,000,000	1,995,703
1.50%, 07/15/20	2,500,000	2,449,414
1.63%, 07/31/20	2,888,200	2,834,780
2.00%, 07/31/20 (b)	3,760,800	3,717,830
1.50%, 08/15/20	2,500,000	2,446,875
2.63%, 08/15/20	3,010,800	3,010,800
1.38%, 08/31/20	4,193,000	4,091,533
2.13%, 08/31/20	2,355,300	2,332,667
1.38%, 09/15/20	2,500,000	2,438,428
1.38%, 09/30/20 (b)	3,432,200	3,345,389
2.00%, 09/30/20	2,327,600	2,298,050
1.63%, 10/15/20	3,750,000	3,671,924
1.38%, 10/31/20	2,966,200	2,887,642
1.75%, 10/31/20	2,400,000	2,355,375
1.75%, 11/15/20 (b)	5,000,000	4,904,102
2.63%, 11/15/20 (b)	5,821,600	5,817,166
1.63%, 11/30/20	3,293,600	3,220,459
2.00%, 11/30/20	2,888,200	2,847,359
1.88%, 12/15/20	2,500,000	2,456,982
1.75%, 12/31/20 (b)	6,950,000	6,808,964
2.38%, 12/31/20	4,846,000	4,816,091
2.00%, 01/15/21 (b)	9,750,000	9,602,227
1.38%, 01/31/21	3,776,900	3,663,962
2.13%, 01/31/21	2,677,300	2,643,834
2.25%, 02/15/21	7,700,000	7,623,602
3.63%, 02/15/21	3,745,800	3,829,788
1.13%, 02/28/21	3,257,800	3,137,414
2.00%, 02/28/21	3,310,800	3,257,581
2.38%, 03/15/21	3,600,000	3,573,914
1.25%, 03/31/21	2,038,200	1,966,744
2.25%, 03/31/21	1,839,000	1,819,820
2.38%, 04/15/21	2,300,000	2,282,480
1.38%, 04/30/21	750,000	725,142
2.25%, 04/30/21	5,038,200	4,983,488
2.63%, 05/15/21	8,400,000	8,387,203
3.13%, 05/15/21	4,325,300	4,375,058
1.38%, 05/31/21	2,966,200	2,864,295
2.00%, 05/31/21	750,000	736,567
2.63%, 06/15/21	2,700,000	2,695,781
1.13%, 06/30/21 (b)	1,000,000	957,891
2.13%, 06/30/21	655,300	645,394
2.63%, 07/15/21	2,800,000	2,795,078
1.13%, 07/31/21	3,000,000	2,869,277
2.25%, 07/31/21	786,600	776,998
Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.13%, 08/15/21	7,155,300	7,040,843
1.13%, 08/31/21	2,000,000	1,910,234
2.00%, 08/31/21	4,810,800	4,715,242
1.13%, 09/30/21	1,966,200	1,875,264
2.13%, 09/30/21 (b)	2,820,800	2,773,364
1.25%, 10/31/21	1,155,300	1,104,868
2.00%, 10/31/21	2,810,800	2,751,345
2.00%, 11/15/21 (b)	4,488,200	4,392,124
1.75%, 11/30/21 (b)	5,979,900	5,803,423
1.88%, 11/30/21	1,310,800	1,277,134
2.00%, 12/31/21	2,526,900	2,470,143
2.13%, 12/31/21	1,802,200	1,768,937
1.50%, 01/31/22	1,819,100	1,747,757
1.88%, 01/31/22	3,674,500	3,574,528
2.00%, 02/15/22	1,655,300	1,616,633
1.75%, 02/28/22	1,860,800	1,801,596
1.88%, 02/28/22 (b)	6,500,000	6,318,965
1.75%, 03/31/22 (b)	2,252,800	2,178,968
1.88%, 03/31/22	2,829,000	2,748,108
1.75%, 04/30/22 (b)	4,885,300	4,721,375
1.88%, 04/30/22	2,250,000	2,183,950
1.75%, 05/15/22	2,319,100	2,240,196
1.75%, 05/31/22	3,010,000	2,906,237
1.88%, 05/31/22	2,293,600	2,225,016
1.75%, 06/30/22	3,500,000	3,376,680
2.13%, 06/30/22 (b)	2,587,900	2,531,997
1.88%, 07/31/22	3,800,000	3,680,359
2.00%, 07/31/22	2,538,200	2,470,283
1.63%, 08/15/22	2,319,100	2,224,162
1.63%, 08/31/22	3,327,000	3,188,981
1.88%, 08/31/22 (b)	3,470,000	3,358,513
1.75%, 09/30/22	2,798,900	2,693,941
1.88%, 09/30/22	3,700,000	3,578,594
1.88%, 10/31/22	4,466,200	4,316,774
2.00%, 10/31/22	4,000,000	3,885,547
1.63%, 11/15/22	4,254,400	4,068,436
2.00%, 11/30/22 (b)	5,871,600	5,700,498
2.13%, 12/31/22	8,660,800	8,445,802
1.75%, 01/31/23	2,210,800	2,121,289
2.38%, 01/31/23	3,000,000	2,955,527
2.00%, 02/15/23	4,614,600	4,474,089
1.50%, 02/28/23	1,993,600	1,890,260
2.63%, 02/28/23	3,000,000	2,987,051
1.50%, 03/31/23	3,400,000	3,220,703
2.50%, 03/31/23	3,800,000	3,761,926
1.63%, 04/30/23	2,060,800	1,961,382
2.75%, 04/30/23	2,200,000	2,201,203
1.75%, 05/15/23	5,184,400	4,960,924
1.63%, 05/31/23	2,929,900	2,786,095
2.75%, 05/31/23	4,100,000	4,103,203
1.38%, 06/30/23	2,713,000	2,547,253
2.63%, 06/30/23	5,500,000	5,472,178
1.25%, 07/31/23	8,000,000	7,455,938
2.75%, 07/31/23	7,600,000	7,604,602
2.50%, 08/15/23	3,002,200	2,969,305
1.38%, 08/31/23	2,132,900	1,997,345
1.38%, 09/30/23	2,274,500	2,127,103
1.63%, 10/31/23	1,350,000	1,277,332
2.75%, 11/15/23 (b)	3,838,200	3,839,025
2.13%, 11/30/23 (b)	3,030,900	2,938,671
2.25%, 12/31/23	2,075,200	2,023,482
2.25%, 01/31/24 (b)	2,324,500	2,265,252
2.75%, 02/15/24 (b)	4,650,000	4,647,911
2.13%, 02/29/24	2,464,100	2,384,402
2.13%, 03/31/24	2,504,400	2,421,833
2.00%, 04/30/24	2,400,000	2,303,625
2.50%, 05/15/24 (b)	5,457,600	5,380,106
2.00%, 05/31/24	2,100,000	2,014,400

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.00%, 06/30/24 (b)	2,750,000	2,636,240
2.13%, 07/31/24	2,550,000	2,459,555
2.38%, 08/15/24 (b)	6,426,900	6,283,676
1.88%, 08/31/24	2,065,000	1,962,637
2.13%, 09/30/24	1,750,000	1,685,947
2.25%, 10/31/24	2,500,000	2,424,854
2.25%, 11/15/24 (b)	5,926,900	5,745,852
2.13%, 11/30/24	1,900,000	1,828,453
2.25%, 12/31/24	3,100,000	3,003,791
2.50%, 01/31/25	2,500,000	2,457,568
2.00%, 02/15/25	5,298,900	5,049,997
2.75%, 02/28/25	3,950,000	3,941,591
2.63%, 03/31/25	1,500,000	1,484,678
2.88%, 04/30/25	5,500,000	5,526,103
2.13%, 05/15/25	6,571,600	6,300,778
2.88%, 05/31/25	1,000,000	1,004,473
2.75%, 06/30/25	3,250,000	3,239,399
2.88%, 07/31/25	3,200,000	3,214,687
2.00%, 08/15/25 (b)	7,707,400	7,314,503
2.25%, 11/15/25	6,080,200	5,858,843
1.63%, 02/15/26	4,795,800	4,413,447
1.63%, 05/15/26	5,374,500	4,932,363
1.50%, 08/15/26 (b)	5,471,600	4,957,357
2.00%, 11/15/26 (b)	5,773,900	5,423,745
2.25%, 02/15/27 (b)	5,232,600	5,002,856
2.38%, 05/15/27 (b)	5,650,000	5,450,043
2.25%, 08/15/27	6,292,000	5,995,219
2.25%, 11/15/27	4,198,000	3,994,659
2.75%, 02/15/28	6,950,000	6,888,916
2.88%, 05/15/28	4,550,000	4,555,954
2.88%, 08/15/28	4,700,000	4,704,865
Total Treasuries
(Cost $771,747,679)		757,804,584

Government Related 6.3% of net assets

Agency 3.0%
Foreign 1.4%
Austria 0.0%
Oesterreichische Kontrollbank AG
1.38%, 02/10/20	755,000	740,772
Canada 0.0%
CNOOC Nexen Finance 2014 ULC
4.25%, 04/30/24	250,000	253,879
Export Development Canada
1.63%, 01/17/20	500,000	492,856
2.00%, 11/30/20	250,000	245,668
		992,403
China 0.0%
Industrial & Commercial Bank of China Ltd.
2.45%, 10/20/21	500,000	481,445
Colombia 0.1%
Ecopetrol S.A.
5.88%, 09/18/23	296,000	315,388
5.38%, 06/26/26 (a)	250,000	258,750
5.88%, 05/28/45	500,000	497,575
		1,071,713
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Germany 0.5%
Kreditanstalt Fuer Wiederaufbau
1.50%, 09/09/19 (f)	1,000,000	989,576
4.00%, 01/27/20 (f)	362,000	368,434
1.50%, 04/20/20 (f)	1,000,000	980,783
1.88%, 06/30/20 (f)	1,000,000	984,779
2.75%, 09/08/20 (f)	362,000	361,855
2.63%, 04/12/21 (f)	500,000	497,526
1.50%, 06/15/21 (f)	983,000	948,679
2.38%, 08/25/21 (f)	524,000	517,048
2.13%, 03/07/22 (b)(f)	500,000	487,693
2.13%, 06/15/22 (f)	350,000	340,548
2.13%, 01/17/23 (f)	2,500,000	2,421,425
2.50%, 11/20/24 (b)(f)	1,030,000	1,004,761
2.88%, 04/03/28 (f)	500,000	496,949
Landwirtschaftliche Rentenbank
2.25%, 10/01/21 (f)	250,000	245,703
2.00%, 01/13/25 (f)	100,000	94,468
		10,740,227
Japan 0.2%
Japan Bank for International Cooperation
1.75%, 05/28/20	2,500,000	2,452,743
1.50%, 07/21/21	750,000	717,694
2.38%, 11/16/22	250,000	242,326
		3,412,763
Mexico 0.3%
Petroleos Mexicanos
3.50%, 07/23/20	330,000	328,515
5.50%, 01/21/21	330,000	339,900
4.88%, 01/24/22	1,000,000	1,008,250
3.50%, 01/30/23	688,000	650,057
6.50%, 03/13/27	500,000	507,450
6.63%, 06/15/38	250,000	239,218
6.50%, 06/02/41	330,000	302,989
6.75%, 09/21/47	707,000	656,223
6.35%, 02/12/48 (e)	1,108,000	988,890
		5,021,492
Norway 0.1%
Equinor A.S.A.
2.75%, 11/10/21	400,000	395,455
2.45%, 01/17/23	100,000	97,428
3.70%, 03/01/24	393,000	399,377
5.10%, 08/17/40	164,000	188,002
		1,080,262
Republic of Korea 0.2%
Export-Import Bank of Korea
1.50%, 10/21/19	200,000	196,606
5.13%, 06/29/20	500,000	516,774
2.75%, 01/25/22	350,000	341,418
4.00%, 01/14/24	500,000	506,012
3.25%, 11/10/25	750,000	721,456
The Korea Development Bank
2.25%, 05/18/20	500,000	491,721
3.00%, 09/14/22	688,000	675,041
		3,449,028

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Sweden 0.0%
Svensk Exportkredit AB
1.75%, 05/18/20	400,000	392,992
1.75%, 08/28/20	500,000	489,802
		882,794
		27,872,899
U.S. 1.6%
CNOOC Finance 2015 USA LLC
3.50%, 05/05/25	1,250,000	1,211,449
Fannie Mae
1.75%, 09/12/19	655,000	650,137
1.00%, 10/24/19	200,000	196,622
1.75%, 11/26/19	1,633,000	1,617,687
1.50%, 02/28/20	250,000	245,998
1.50%, 06/22/20	1,180,000	1,157,142
1.50%, 07/30/20	500,000	489,580
1.90%, 10/27/20 (a)	250,000	245,397
1.50%, 11/30/20	164,000	159,865
1.88%, 12/28/20	350,000	343,755
1.38%, 02/26/21	500,000	484,242
1.38%, 10/07/21	1,000,000	960,471
2.00%, 01/05/22	100,000	97,457
2.38%, 01/19/23	2,100,000	2,064,556
2.63%, 09/06/24	330,000	325,488
2.13%, 04/24/26	1,000,000	944,005
1.88%, 09/24/26 (b)	1,700,000	1,565,164
6.03%, 10/08/27	164,000	202,502
6.63%, 11/15/30	1,030,000	1,383,778
5.63%, 07/15/37	100,000	133,258
Federal Farm Credit Bank
1.95%, 11/02/21	750,000	731,167
1.92%, 04/19/22 (a)	330,000	318,260
Federal Home Loan Bank
1.38%, 11/15/19 (b)	3,000,000	2,960,529
1.70%, 05/15/20 (a)	250,000	246,177
2.63%, 05/28/20	800,000	800,041
1.75%, 07/13/20 (a)	350,000	344,369
1.13%, 07/14/21	750,000	718,204
1.88%, 11/29/21	655,000	637,828
1.88%, 12/09/22	1,640,000	1,575,130
5.50%, 07/15/36	330,000	427,840
Freddie Mac
1.25%, 10/02/19	250,000	246,695
1.50%, 01/17/20	250,000	246,417
1.80%, 04/13/20 (a)	350,000	345,623
1.38%, 04/20/20	750,000	735,240
2.50%, 04/23/20	500,000	498,990
1.88%, 11/17/20	500,000	491,663
1.13%, 08/12/21	500,000	477,941
1.93%, 08/27/21 (a)	500,000	486,918
2.38%, 01/13/22	1,300,000	1,284,601
6.75%, 03/15/31	200,000	272,550
6.25%, 07/15/32	500,000	668,269
Private Export Funding Corp.
2.30%, 09/15/20	655,000	648,318
Tennessee Valley Authority
3.88%, 02/15/21	221,000	226,795
2.88%, 09/15/24	500,000	497,209
4.65%, 06/15/35	655,000	756,818
4.63%, 09/15/60	150,000	181,235
		31,303,380
		59,176,279

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Local Authority 0.9%
Foreign 0.3%
Canada 0.3%
Hydro-Quebec
8.05%, 07/07/24	500,000	616,225
Province of Alberta
1.90%, 12/06/19	250,000	247,394
3.30%, 03/15/28	500,000	499,232
Province of British Columbia
2.00%, 10/23/22	350,000	336,731
Province of Manitoba
3.05%, 05/14/24	724,000	719,306
2.13%, 06/22/26	330,000	304,306
Province of Ontario
4.00%, 10/07/19	263,000	266,607
4.40%, 04/14/20	905,000	927,784
2.40%, 02/08/22	250,000	244,341
2.50%, 04/27/26	200,000	190,397
Province of Quebec
7.50%, 09/15/29	771,000	1,068,503
		5,420,826
		5,420,826
U.S. 0.6%
American Municipal Power, Inc.
8.08%, 02/15/50	250,000	402,905
Bay Area Toll Auth
San Francisco Bay Area Toll Bridge RB (Build America Bonds) Series 2009F2
6.26%, 04/01/49	1,400,000	1,947,722
San Francisco Bay Area Toll Bridge RB (Build America Bonds) Series 2010S3
6.91%, 10/01/50	330,000	486,367
California
GO (Build America Bonds) Series 2009
7.50%, 04/01/34	1,100,000	1,548,877
7.55%, 04/01/39	200,000	297,334
7.30%, 10/01/39	500,000	708,675
GO (Build America Bonds) Series 2010
7.95%, 03/01/36 (a)	330,000	353,869
City of New York
GO (Build America Bonds) Series 2010
6.25%, 06/01/35 (a)	250,000	262,755
Connecticut
GO (Teachers' Retirement Fund) Series 2008A
5.85%, 03/15/32	250,000	289,888
East Bay Municipal Utility District Water System Revenue
Water System RB (Build America Bonds) Series 2010
5.87%, 06/01/40	330,000	420,489
Illinois
GO Bonds (Pension Funding) Series 2003
5.10%, 06/01/33	662,000	639,955
JobsOhio Beverage System
Statewide Senior Lien Liquor Profits RB Series 2013B
3.99%, 01/01/29	490,000	499,251

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Los Angeles Unified School District
GO (Build America Bonds) Series 2009
5.75%, 07/01/34	750,000	914,947
GO (Build America Bonds) Series 2010
6.76%, 07/01/34	500,000	662,125
Metropolitan Government Nashville & Davidson County Health & Educational Facs Board
RB (Build America Bonds) Series 2016B
4.05%, 07/01/26 (a)	130,000	133,973
Metropolitan Transportation Auth
RB (Build America Bonds) Series 2010E
6.81%, 11/15/40	330,000	441,629
New Jersey Transportation Trust Fund Auth
RB (Build America Bonds) Series 2010C
5.75%, 12/15/28	330,000	368,343
New Jersey Turnpike Auth
RB (Build America Bonds) Series 2010A
7.10%, 01/01/41	350,000	492,944
New York City Water & Sewer System
Water System RB (Build America Bonds) Series 2010
6.01%, 06/15/42	250,000	328,510
Oregon
GO Bonds (Pension Funding) Series 2003
5.89%, 06/01/27	430,000	499,854
Port Authority of New York & New Jersey
RB (Build America Bonds) Series 2012
4.46%, 10/01/62	200,000	213,456
Texas
GO (Build America Bonds) Series 2009A
5.52%, 04/01/39	330,000	412,074
University of California
RB (Build America Bonds) Series 2009
5.77%, 05/15/43	500,000	616,010
		12,941,952
		18,362,778

Sovereign 0.9%
Canada 0.0%
Canada Government International Bond
2.00%, 11/15/22	300,000	290,076
Chile 0.1%
Chile Government International Bond
3.13%, 01/21/26	1,000,000	967,225
Colombia 0.1%
Colombia Government International Bond
4.00%, 02/26/24 (a)	300,000	301,575
4.50%, 01/28/26 (a)	500,000	512,187
3.88%, 04/25/27 (a)	500,000	487,375
7.38%, 09/18/37	362,000	464,718
5.00%, 06/15/45 (a)	1,000,000	1,008,750
		2,774,605
Hungary 0.1%
Hungary Government International Bond
6.25%, 01/29/20	1,000,000	1,044,114
6.38%, 03/29/21 (b)	924,000	990,884
		2,034,998
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Indonesia 0.0%
Indonesia Government International Bond
2.95%, 01/11/23	350,000	337,093
4.10%, 04/24/28	250,000	244,600
		581,693
Israel 0.1%
Israel Government International Bond
4.00%, 06/30/22	200,000	205,189
2.88%, 03/16/26	500,000	478,009
3.25%, 01/17/28	250,000	243,367
		926,565
Italy 0.0%
Republic of Italy Government International Bond
6.88%, 09/27/23	164,000	179,852
5.38%, 06/15/33	250,000	267,968
		447,820
Mexico 0.2%
Mexico Government International Bond
3.50%, 01/21/21	230,000	230,512
3.63%, 03/15/22	500,000	501,475
4.00%, 10/02/23	250,000	250,944
4.13%, 01/21/26	688,000	683,528
4.15%, 03/28/27	500,000	494,187
6.75%, 09/27/34	362,000	432,137
6.05%, 01/11/40	524,000	586,880
4.75%, 03/08/44	650,000	622,700
4.35%, 01/15/47	500,000	455,500
5.75%, 10/12/10	320,000	322,000
		4,579,863
Panama 0.1%
Panama Government International Bond
3.75%, 03/16/25 (a)	1,000,000	1,002,500
8.88%, 09/30/27	250,000	340,625
6.70%, 01/26/36	131,000	164,077
		1,507,202
Peru 0.0%
Peruvian Government International Bond
4.13%, 08/25/27	250,000	259,375
5.63%, 11/18/50	295,000	353,557
		612,932
Philippines 0.1%
Philippine Government International Bond
4.00%, 01/15/21	200,000	203,441
7.75%, 01/14/31	350,000	469,461
6.38%, 01/15/32	300,000	368,677
3.95%, 01/20/40	1,000,000	983,301
		2,024,880
Poland 0.1%
Republic of Poland Government International Bond
5.13%, 04/21/21	362,000	379,901
5.00%, 03/23/22	500,000	527,837
		907,738

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Republic of Korea 0.0%
Korea International Bond
2.75%, 01/19/27	250,000	236,019
Uruguay 0.0%
Uruguay Government International Bond
4.50%, 08/14/24	263,000	268,970
5.10%, 06/18/50	550,000	561,413
		830,383
		18,721,999

Supranational* 1.5%
African Development Bank
1.13%, 09/20/19	500,000	492,532
1.88%, 03/16/20	300,000	296,286
2.13%, 11/16/22	300,000	290,649
Asian Development Bank
1.50%, 01/22/20	330,000	324,856
1.63%, 05/05/20	500,000	491,172
2.25%, 01/20/21	1,000,000	987,718
2.00%, 02/16/22	250,000	242,888
1.88%, 02/18/22	250,000	241,945
1.88%, 08/10/22	600,000	577,959
2.00%, 01/22/25	851,000	804,420
2.50%, 11/02/27	700,000	671,707
Corp. Andina de Fomento
4.38%, 06/15/22	362,000	374,098
2.75%, 01/06/23	500,000	483,888
Council of Europe Development Bank
1.75%, 11/14/19	500,000	494,625
1.63%, 03/10/20	330,000	324,752
European Bank for Reconstruction & Development
1.13%, 08/24/20	1,500,000	1,454,400
European Investment Bank
1.63%, 03/16/20	1,000,000	984,323
2.88%, 09/15/20	393,000	393,898
2.00%, 03/15/21	1,000,000	980,422
1.38%, 09/15/21	400,000	383,069
2.25%, 03/15/22	500,000	489,368
2.38%, 06/15/22	850,000	831,959
2.25%, 08/15/22	1,400,000	1,360,004
2.50%, 03/15/23	1,850,000	1,817,270
2.13%, 04/13/26 (b)	500,000	471,334
Inter-American Development Bank
3.88%, 09/17/19	330,000	334,262
1.88%, 03/15/21	1,506,000	1,472,639
2.63%, 04/19/21	500,000	497,784
2.13%, 01/18/22 (b)	1,500,000	1,465,249
2.00%, 06/02/26	524,000	490,046
4.38%, 01/24/44	500,000	600,322
International Bank for Reconstruction & Development
1.88%, 10/07/19	350,000	347,465
2.13%, 11/01/20 (b)	1,200,000	1,184,788
1.38%, 05/24/21	900,000	866,368
2.13%, 12/13/21	300,000	293,492
2.00%, 01/26/22	1,000,000	972,440
1.63%, 02/10/22	655,000	628,684
2.13%, 02/13/23	905,000	878,141
2.50%, 07/29/25	800,000	779,774
4.75%, 02/15/35	830,000	1,011,444
International Finance Corp.
1.75%, 09/16/19	500,000	495,736
1.75%, 03/30/20	250,000	246,368
Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.25%, 01/25/21	500,000	493,911
1.13%, 07/20/21	164,000	156,420
Nordic Investment Bank
1.50%, 09/29/20	300,000	292,416
		29,773,291
Total Government Related
(Cost $128,399,819)		126,034,347

Securitized 30.5% of net assets

Asset-Backed Securities 0.6%
Automobile 0.2%
Ford Credit Auto Owner Trust
Series 2016-A Class A4
1.60%, 06/15/21 (a)	853,000	843,651
Honda Auto Receivables Owner Trust
Series 2016-2 Class A4
1.62%, 08/15/22 (a)	1,926,000	1,907,192
Nissan Auto Receivables Owner Trust
Series 2015-B Class A4
1.79%, 01/17/22 (a)	100,000	99,230
Series 2017-C Class A4
2.28%, 02/15/24 (a)	650,000	637,445
		3,487,518
Credit Card 0.4%
American Express Credit Account Master Trust
Series 2017-A3 Class A3
1.77%, 11/15/22 (a)	400,000	393,121
Capital One Multi-Asset Execution Trust
Series 2017-A4 Class A4
1.99%, 07/17/23 (a)	1,535,000	1,507,458
Series 2017-A6 Class A6
2.29%, 07/15/25 (a)	250,000	242,626
Chase Issuance Trust
Series 2016-A5 Class A5
1.27%, 07/15/21 (a)	175,000	172,982
Series 2015-A4 Class A4
1.84%, 04/15/22 (a)	400,000	393,628
Citibank Credit Card Issuance Trust
Series 2014-A1 Class A1
2.88%, 01/23/23 (a)	890,000	888,412
Discover Card Execution Note Trust
Series 2014-A4 Class A4
2.12%, 12/15/21 (a)	1,165,000	1,160,519
Series 2012-A6 Class A6
1.67%, 01/18/22 (a)	868,000	860,494
Series 2015-A4 Class A4
2.19%, 04/17/23 (a)	1,000,000	986,279
Series 2018-A1 Class A1
3.03%, 08/15/25 (a)	300,000	298,666
World Financial Network Credit Card Master Trust
Series 2015-B Class A
2.55%, 06/17/24 (a)	911,000	900,788
		7,804,973
		11,292,491

Commercial Mortgage-Backed Securities 1.9%
BANK
Series 2017-BNK7 Class A5
3.44%, 09/15/60 (a)	150,000	148,108

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
BBCMS Mortgage Trust
Series 2017-C1 Class A2
3.19%, 02/15/50 (a)	200,000	199,755
CD Mortgage Trust
Series 2016-CD1 Class A2
2.45%, 08/10/49 (a)	289,000	283,142
Series 2016-CD2 Class A4
3.53%, 11/10/49 (a)	240,000	239,148
CFCRE Commercial Mortgage Trust
Series 2016-C3 Class A3
3.87%, 01/10/48 (a)(b)	2,602,000	2,637,542
Series 2016-C7 Class A3
3.84%, 12/10/54 (a)	940,000	951,487
Citigroup Commercial Mortgage Trust
Series 2012-GC8 Class A4
3.02%, 09/10/45 (a)	122,000	121,061
Series 2016-GC36 Class A5
3.62%, 02/10/49 (a)	1,260,000	1,264,369
Series 2017-C4 Class A4
3.47%, 10/12/50 (a)	1,000,000	986,628
COMM Mortgage Trust
Series 2012-LC4 Class A4
3.29%, 12/10/44 (a)	75,000	75,011
Series 2013-CCRE6 Class A4
3.10%, 03/10/46 (a)	300,000	298,275
Series 2014-CCRE15 Class A4
4.07%, 02/10/47 (a)(c)(g)	200,000	207,236
Series 2014-UBS4 Class A5
3.69%, 08/10/47 (a)	1,000,000	1,011,233
Series 2014-LC17 Class A5
3.92%, 10/10/47 (a)	45,000	46,160
Series 2015-CR24 Class A
3.70%, 08/10/48 (a)	148,000	149,740
Series 2015-LC23 Class A4
3.77%, 10/10/48 (a)	330,000	335,367
Series 2015-PC1 Class ASB
3.61%, 07/10/50 (a)	1,025,000	1,033,150
Series 2013-CCRE11 Class A4
4.26%, 08/10/50 (a)	1,443,000	1,504,647
Commercial Mortgage Pass-Through Certificates
Series 2016-CR28 Class A4
3.76%, 02/10/49 (a)	602,000	609,648
CSAIL Commercial Mortgage Trust
Series 2015-C1 Class A4
3.51%, 04/15/50 (a)	395,000	395,991
CSMC Trust 2016-NXSR
Series 2016 Class A4
3.79%, 12/15/49 (a)	1,800,000	1,817,933
Fannie Mae-ACES
Series 2014-M2 Class A2
3.51%, 12/25/23 (a)	131,000	133,303
Series 2015-M13 Class A2
2.80%, 06/25/25 (a)(c)(h)	200,000	194,950
Series 2016-M11 Class A2
2.37%, 07/25/26 (a)(c)(h)	785,000	734,166
Freddie Mac Multifamily Structured Pass-Through Certificates
Series K714 Class A2
3.03%, 10/25/20 (a)	948,000	950,129
Series K013 Class A2
3.97%, 01/25/21 (a)(c)(i)	225,000	229,874
Series K014 Class A2
3.87%, 04/25/21 (a)	248,619	253,676
Series K019 Class A2
2.27%, 03/25/22 (a)	195,000	190,578
Series K021 Class A2
2.40%, 06/25/22 (a)	128,000	125,481
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Series K022 Class A2
2.36%, 07/25/22 (a)	248,000	242,607
Series K024 Class A2
2.57%, 09/25/22 (a)	131,000	129,045
Series K030 Class A1
2.78%, 09/25/22 (a)	75,316	75,105
Series K026 Class A2
2.51%, 11/25/22 (a)	1,019,000	1,000,826
Series K027 Class A2
2.64%, 01/25/23 (a)	500,000	493,338
Series K029 Class A2
3.32%, 02/25/23 (a)(c)(i)	923,000	934,360
Series K035 Class A1
2.62%, 03/25/23 (a)	186,781	185,469
Series K037 Class A1
2.59%, 04/25/23 (a)(b)	315,382	312,284
Series K030 Class A2
3.25%, 04/25/23 (a)(c)(i)	200,000	202,258
Series K725 Class A1
2.67%, 05/25/23 (a)	288,046	285,146
Series K033 Class A2
3.06%, 07/25/23 (a)	131,000	131,213
Series K034 Class A2
3.53%, 07/25/23 (a)	100,000	102,152
Series K035 Class A2
3.46%, 08/25/23 (a)(c)(i)	983,000	1,001,999
Series K725 Class A2
3.00%, 01/25/24 (a)	500,000	498,343
Series K037 Class A2
3.49%, 01/25/24 (a)	50,000	50,995
Series K040 Class A2
3.24%, 09/25/24 (a)	100,000	100,815
Series K042 Class A2
2.67%, 12/25/24 (a)	400,000	390,653
Series K043 Class A2
3.06%, 12/25/24 (a)	200,000	199,577
Series K044 Class A2
2.81%, 01/25/25 (a)	645,000	634,053
Series K045 Class A2
3.02%, 01/25/25 (a)	500,000	497,225
Series K048 Class A2
3.28%, 06/25/25 (a)(c)(i)	1,150,000	1,159,085
Series K052 Class A2
3.15%, 11/25/25 (a)	100,000	99,679
Series K054 Class A2
2.75%, 01/25/26 (a)	10,000	9,699
Series K055 Class A2
2.67%, 03/25/26 (a)	330,000	318,046
Series K062 Class A2
3.41%, 12/25/26 (a)	1,000,000	1,008,093
Series K074 Class A1
3.60%, 09/25/27 (a)	149,195	152,385
Series K071 Class A2
3.29%, 11/25/27 (a)	1,000,000	994,194
Series K074 Class A2
3.60%, 01/25/28 (a)	825,000	838,036
GS Mortgage Securities Trust
Series 2012-GCJ7 Class A4
3.38%, 05/10/45 (a)	796,717	800,582
JPMBB Commercial Mortgage Securities Trust
Series 2013-C17 Class A4
4.20%, 01/15/47 (a)	200,000	208,051
Series 2015-C33 Class A4
3.77%, 12/15/48 (a)	550,000	558,279
JPMDB Commercial Mortgage Securities Trust
Series 2017-C5 Class A1
2.10%, 03/15/50 (a)	82,371	80,975

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C10 Class A4
4.22%, 07/15/46 (a)(b)(c)(g)	670,000	692,782
Series 2013-C13 Class A4
4.04%, 11/15/46 (a)	360,000	370,953
Series 2013-C8 Class AS
3.38%, 12/15/48 (a)	100,000	98,220
Series 2016-C28 Class A4
3.54%, 01/15/49 (a)	1,300,000	1,299,474
Morgan Stanley Capital I Trust
Series 2015-A4 Class A4
3.78%, 05/15/48 (a)	50,000	50,737
Series 2011-C3 Class A4
4.12%, 07/15/49 (a)	285,000	291,524
UBS Commercial Mortgage Trust
Series 2017-C3 Class A4
3.43%, 08/15/50 (a)	200,000	196,482
Series 2017-C6 Class A5
3.58%, 12/15/50 (a)	600,000	595,715
UBS-Barclays Commercial Mortgage Trust
Series 2012-C4 Class A3
2.53%, 12/10/45 (a)	297,271	294,370
Series 2013-C5 Class A4
3.18%, 03/10/46 (a)	250,000	248,906
Wells Fargo Commercial Mortgage Trust
Series 2013-LC12 Class A4
4.22%, 07/15/46 (a)(c)(g)	1,409,000	1,463,813
Series 2015-C28 Class A3
3.29%, 05/15/48 (a)	300,000	296,844
Series 2016-NXS6 Class ASB
2.83%, 11/15/49 (a)	350,000	340,557
Series 2016-NXS5 Class A4
3.37%, 01/15/59 (a)	200,000	198,582
Series 2013-C33 Class A3
3.16%, 03/15/59 (a)	155,000	151,257
WFRBS Commercial Mortgage Trust
Series 2014-C20 Class ASB
3.64%, 05/15/47 (a)	1,020,000	1,032,737
		38,445,308

Covered 0.0%
Royal Bank of Canada
2.20%, 09/23/19	300,000	297,919
The Bank of Nova Scotia
1.88%, 04/26/21	500,000	484,994
		782,913

Mortgage-Backed Securities Pass-Through 28.0%
Fannie Mae
4.50%, 06/01/20 to 07/01/48 (a)	12,608,916	13,151,238
3.50%, 11/01/20 to 04/01/48 (a)	66,264,165	66,242,796
4.00%, 04/01/24 to 06/01/48 (a)	45,976,604	47,007,099
5.00%, 07/01/24 to 06/01/48 (a)	5,192,051	5,551,237
5.50%, 08/01/25 to 02/01/42 (a)	3,067,646	3,343,520
3.00%, 10/01/26 to 04/01/47 (a)	56,907,894	55,763,527
2.50%, 07/01/27 to 12/01/46 (a)	16,048,031	15,604,058
2.00%, 08/01/28 to 01/01/32 (a)	1,603,074	1,517,962
6.50%, 05/01/32 to 05/01/40 (a)	370,988	416,556
6.00%, 04/01/35 to 07/01/41 (a)	1,844,853	2,036,915
4.50%, 12/01/41 (a)(b)	679,409	710,609
3.00%, 05/01/46 (a)(b)	3,278,042	3,177,399
Fannie Mae TBA
3.00%, 09/18/33 to 09/13/48 (a)(j)	6,500,000	6,330,713
3.50%, 09/18/33 to 09/13/48 (a)(j)	8,500,000	8,494,883
Security Rate, Maturity Date	Face Amount ($)	Value ($)
4.00%, 09/18/33 to 09/13/48 (a)(j)	6,000,000	6,112,567
4.50%, 09/13/48 (a)(j)	5,000,000	5,192,906
Freddie Mac
5.00%, 01/01/19 to 07/01/48 (a)	3,818,890	4,077,057
4.50%, 12/01/19 to 07/01/48 (a)	7,137,282	7,464,905
5.50%, 08/01/22 to 06/01/41 (a)	2,010,042	2,180,560
2.00%, 08/01/23 to 12/01/31 (a)	1,114,846	1,061,222
4.00%, 03/01/24 to 07/01/48 (a)	23,950,090	24,497,354
3.50%, 01/01/26 to 07/01/48 (a)	43,622,368	43,583,326
3.00%, 08/01/26 to 04/01/47 (a)	40,230,330	39,324,283
2.50%, 04/01/27 to 12/01/46 (a)	10,744,713	10,462,935
6.00%, 05/01/32 to 10/01/38 (a)	901,859	994,027
6.50%, 02/01/36 to 07/01/38 (a)	216,075	240,029
4.50%, 03/01/41 to 07/01/42 (a)(b)	688,791	723,479
4.00%, 03/01/44 (a)(b)	873,923	893,148
Freddie Mac TBA
2.50%, 09/18/33 (a)(j)	500,000	485,675
3.00%, 09/18/33 to 09/13/48 (a)(j)	4,500,000	4,428,075
3.50%, 09/18/33 to 09/13/48 (a)(j)	5,500,000	5,495,718
4.00%, 09/13/48 (a)(j)	5,500,000	5,603,555
4.50%, 09/13/48 (a)(j)	3,000,000	3,117,480
Ginnie Mae
3.00%, 12/15/26 to 02/20/47 (a)	32,266,270	31,735,121
2.50%, 08/20/27 to 01/20/47 (a)	2,202,223	2,119,844
5.00%, 02/20/33 to 07/20/48 (a)	4,942,766	5,274,786
5.50%, 04/15/33 to 12/20/45 (a)	1,603,970	1,743,037
3.50%, 07/20/33 to 03/20/48 (a)	45,488,580	45,832,844
6.50%, 10/20/37 (a)	89,749	103,351
4.50%, 07/15/39 to 05/20/48 (a)	9,102,964	9,567,362
4.00%, 08/15/39 to 07/20/48 (a)	28,981,149	29,836,253
6.00%, 08/20/39 to 02/20/40 (a)	842,959	915,884
3.50%, 04/20/45 to 11/20/46 (a)(b)	11,546,810	11,611,335
3.00%, 11/20/45 to 10/20/46 (a)(b)	8,920,925	8,749,501
Ginnie Mae TBA
3.00%, 09/21/48 (a)(j)	2,500,000	2,445,703
3.50%, 09/21/48 (a)(j)	7,500,000	7,529,590
4.00%, 09/21/48 (a)(j)	3,500,000	3,584,902
4.50%, 09/21/48 (a)(j)	5,000,000	5,197,594
		561,533,920
Total Securitized
(Cost $624,202,362)		612,054,632
Security	Number of Shares	Value ($)
Other Investment Company 1.1% of net assets

Money Market Fund 1.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.87% (k)	21,452,515	21,452,515
Total Other Investment Company
(Cost $21,452,515)		21,452,515

Short-Term Investments 3.0% of net assets

Government Related 3.0%
Federal Home Loan Bank
1.91%, 09/12/18 (l)	30,000,000	29,982,492
1.93%, 09/19/18 (l)	15,000,000	14,985,563

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2018 (continued)

Security	Number of Shares	Value ($)
United States Treasury Bill
1.88%, 09/06/18 (l)	15,000,000	14,996,083
Total Short-Term Investments
(Cost $59,964,138)		59,964,138
*	Supranational bonds represent the debt of international organizations or institutions such as the World Bank, the International Monetary Fund, regional multilateral development banks and others.
(a)	The effective maturity may be shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or as the result of embedded demand features (puts or calls).
(b)	All or a portion of this security is designated as collateral for delayed-delivery securities.
(c)	Variable-rate security.
(d)	Step up bond that pays an initial coupon rate for a set period and increased coupon rates at one or more preset intervals. Rate shown is as of period end.
(e)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $9,251,397 or 0.5% of net assets.
(f)	Guaranteed by the Republic of Germany.
(g)	Security is a type of structured MBS that involves tranching (i.e. dividing) the underlying MBS pools’ cash flows into securities that have varying coupon and principal payback profiles. Tranches pay an investor an interest rate, which is determined by a formula set forth in the security’s offering documents. The floating interest rate may reset once a year and is generally tied to LIBOR, CMT, or COFI. A variable interest rate can also be affected by the current WAC.
(h)	Variable rate is determined by formula set forth in the security’s offering documents and is affected by the MBS pass-through rate, which is the rate earned from a securitized asset pool once management fees and guarantee fees have been paid to the securitizing corporation.
(i)	Variable rate is determined by formula set forth in the security’s offering documents and is affected by the current WAC.
(j)	Security or a portion of the security purchased on a delayed-delivery or when-issued basis.
(k)	The rate shown is the 7-day yield.
(l)	The rate shown is the purchase yield.

ACES —	Alternate Credit Enhancement Securities
CMT —	Constant Maturity Treasury is an index published by the Federal Reserve Board based on the monthly average yield of a range of Treasury securities maturing at different periods, adjusted to the equivalent of a one-year maturity.
COFI —	Cost of Funds Index is a regional index of the average interest expenses paid by financial institutions on money market accounts, passbooks, CDs, and other liabilities.
GO —	General obligation
LIBOR —	London Interbank Offered Rate is the interest rate banks charge each other for short-term loans.
MBS —	Mortgage-Backed Security
RB —	Revenue bond
TBA —	To-be-announced
WAC —	Weighted Average Coupon, which is the weighted average gross interest rate of the securitized asset pool and is determined by the different speeds at which the underlying mortgages are paid down.

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2018 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Corporates [1]	$—	$498,406,511	$—	$498,406,511
Treasuries	—	757,804,584	—	757,804,584
Government Related[1]	—	126,034,347	—	126,034,347
Securitized [1]	—	612,054,632	—	612,054,632
Other Investment Company[1]	21,452,515	—	—	21,452,515
Short-Term Investments[1]	—	59,964,138	—	59,964,138
Total	$21,452,515	$2,054,264,212	$—	$2,075,716,727
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Taxable Bond Funds  |  Annual Report
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Schwab U.S. Aggregate Bond Index Fund
Statement of Assets and Liabilities

As of August 31, 2018
Assets
Investments in unaffiliated issuers, at value (cost $2,115,676,758)		$2,075,716,727
Receivables:
Investments sold		32,501,104
Interest		11,235,926
Fund shares sold		3,757,230
Dividends	+	23,079
Total assets		2,123,234,066
Liabilities
Payables:
Investments bought		48,651,665
Investments bought — Delayed-delivery		65,012,794
Investment adviser fees		67,263
Fund shares redeemed		3,047,190
Distributions to shareholders	+	470,845
Total liabilities		117,249,757
Net Assets
Total assets		2,123,234,066
Total liabilities	–	117,249,757
Net assets		$2,005,984,309
Net Assets by Source
Capital received from investors		2,056,647,348
Distributions in excess of net investment income		(1)
Net realized capital losses		(10,703,007)
Net unrealized capital depreciation		(39,960,031)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$2,005,984,309		205,038,036		$9.78

Schwab Taxable Bond Funds  |  Annual Report
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Schwab U.S. Aggregate Bond Index Fund
Statement of Operations

For the period September 1, 2017 through August 31, 2018
Investment Income
Interest		$45,089,252
Dividends	+	123,672
Total investment income		45,212,924
Expenses
Investment adviser fees		706,375
Total expenses	–	706,375
Net investment income		44,506,549
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(7,702,693)
Net realized losses on TBA sale commitments	+	(177)
Net realized losses		(7,702,870)
Net change in unrealized appreciation (depreciation) on investments	+	(54,370,254)
Net realized and unrealized losses		(62,073,124)
Decrease in net assets resulting from operations		($17,566,575)

Schwab Taxable Bond Funds  |  Annual Report
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Schwab U.S. Aggregate Bond Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	9/1/17-8/31/18		2/23/17*-8/31/17
Net investment income		$44,506,549	$10,765,909
Net realized gains (losses)		(7,702,870)	142,257
Net change in unrealized appreciation (depreciation)	+	(54,370,254)	14,410,223
Increase (decrease) in net assets from operations		(17,566,575)	25,318,389
Distributions to Shareholders
Distributions from net investment income		($46,937,145)	($11,477,708)

Transactions in Fund Shares
		9/1/17-8/31/18		2/23/17*-8/31/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		89,150,026	$884,746,501	150,806,062	$1,517,792,015
Shares reinvested		4,341,078	42,871,206	1,091,186	11,019,690
Shares redeemed	+	(30,667,099)	(302,437,168)	(9,683,217)	(97,344,896)
Net transactions in fund shares		62,824,005	$625,180,539	142,214,031	$1,431,466,809
Shares Outstanding and Net Assets
		9/1/17-8/31/18		2/23/17*-8/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		142,214,031	$1,445,307,490	—	$—
Total increase	+	62,824,005	560,676,819	142,214,031	1,445,307,490
End of period		205,038,036	$2,005,984,309	142,214,031	$1,445,307,490
Distributions in excess of net investment income / Net investment income not yet distributed			($1)		$2
*	Commencement of operations.

Schwab Taxable Bond Funds  |  Annual Report
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Schwab Short-Term Bond Index Fund
Financial Statements
Financial Highlights
	9/1/17– 8/31/18	2/23/17 [1]– 8/31/17
Per-Share Data
Net asset value at beginning of period	$10.04	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.19	0.08
Net realized and unrealized gains (losses)	(0.24)	0.04
Total from investment operations	(0.05)	0.12
Less distributions:
Distributions from net investment income	(0.19)	(0.08)
Net asset value at end of period	$9.80	$10.04
Total return	(0.51%)	1.25% [3]
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.06%	0.06% [4]
Net investment income (loss)	1.92%	1.64% [4]
Portfolio turnover rate	61%	49% [3],[5]
Net assets, end of period (x 1,000,000)	$522	$381

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
Not annualized.
4
Annualized.
5
Portfolio turnover rate excludes in-kind transactions.

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.
For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date based on each security’s rate reset date. The reference rate and spread used is shown parenthetically in the security description, if available; if not, the reference rate is described in a footnote. The maturity date shown for all the securities is the final legal maturity.

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Corporates 27.2% of net assets

Financial Institutions 11.5%
Banking 9.3%
American Express Co.
2.65%, 12/02/22	1,000,000	968,968
American Express Credit Corp.
2.60%, 09/14/20 (a)	338,000	335,418
2.25%, 05/05/21 (a)	300,000	293,033
Australia & New Zealand Banking Group Ltd.
2.30%, 06/01/21	500,000	487,252
Banco Santander S.A.
3.50%, 04/11/22	200,000	197,463
Bank of America Corp.
5.63%, 07/01/20	400,000	417,879
2.63%, 10/19/20	650,000	643,456
5.00%, 05/13/21	390,000	407,973
2.37%, 07/21/21 (a)(b)(c)	750,000	737,138
5.70%, 01/24/22	750,000	809,101
3.00%, 12/20/23 (a)(b)(c)	750,000	730,913
3.86%, 07/23/24 (a)(b)(c)	750,000	754,343
Bank of Montreal
2.10%, 06/15/20	250,000	246,262
2.35%, 09/11/22	300,000	289,030
Barclays PLC
2.75%, 11/08/19	250,000	248,953
3.25%, 01/12/21	500,000	495,034
3.20%, 08/10/21	200,000	196,799
BB&T Corp.
5.25%, 11/01/19	497,000	510,109
2.45%, 01/15/20 (a)	200,000	198,897
BNP Paribas S.A.
5.00%, 01/15/21	600,000	624,395
BPCE S.A.
2.25%, 01/27/20	39,000	38,489
Branch Banking & Trust Co.
2.63%, 01/15/22 (a)	200,000	196,163
Canadian Imperial Bank of Commerce
2.70%, 02/02/21	250,000	246,867
Capital One Financial Corp.
3.05%, 03/09/22 (a)	350,000	343,735
Capital One NA
2.40%, 09/05/19 (a)	278,000	276,652
2.35%, 01/31/20 (a)	250,000	247,605
2.65%, 08/08/22 (a)	250,000	241,514
Citigroup, Inc.
2.40%, 02/18/20	250,000	247,796
2.65%, 10/26/20	800,000	791,139
4.50%, 01/14/22	300,000	310,042
Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.70%, 10/27/22 (a)	1,400,000	1,354,533
2.88%, 07/24/23 (a)(b)(c)	250,000	242,694
Citizens Bank NA/Providence RI
2.65%, 05/26/22 (a)	250,000	242,196
Cooperatieve Rabobank UA
2.50%, 01/19/21	528,000	519,537
3.88%, 02/08/22	500,000	507,279
Credit Suisse Group Funding Guernsey Ltd.
2.75%, 03/26/20	550,000	545,939
3.45%, 04/16/21	305,000	304,510
3.80%, 09/15/22	250,000	250,416
Deutsche Bank AG
2.70%, 07/13/20	250,000	244,858
3.38%, 05/12/21	100,000	98,247
4.25%, 10/14/21	150,000	149,696
3.95%, 02/27/23	200,000	194,851
Discover Bank
3.10%, 06/04/20 (a)	250,000	249,075
Fifth Third Bank
2.25%, 06/14/21 (a)	250,000	244,113
HSBC Holdings PLC
3.40%, 03/08/21	228,000	228,122
2.95%, 05/25/21	267,000	264,320
3.03%, 11/22/23 (a)(b)(c)	350,000	339,383
HSBC USA, Inc.
2.38%, 11/13/19	17,000	16,896
2.75%, 08/07/20	778,000	773,177
Huntington Bancshares, Inc.
2.30%, 01/14/22 (a)	250,000	240,879
ING Groep N.V.
3.15%, 03/29/22	250,000	246,658
JPMorgan Chase & Co.
2.20%, 10/22/19	675,000	671,029
4.40%, 07/22/20	250,000	256,126
4.25%, 10/15/20	850,000	869,053
4.63%, 05/10/21	650,000	673,320
4.50%, 01/24/22	500,000	518,657
2.97%, 01/15/23 (a)	500,000	490,114
3.38%, 05/01/23	500,000	492,406
JPMorgan Chase Bank NA
2.60%, 02/01/21 (a)(b)(c)	500,000	496,696
KeyCorp
2.90%, 09/15/20	400,000	397,818
Lloyds Bank PLC
6.38%, 01/21/21	125,000	133,481
Lloyds Banking Group PLC
3.10%, 07/06/21	300,000	296,944
3.00%, 01/11/22	500,000	489,500
M&T Bank Corp.
3.55%, 07/26/23 (a)	250,000	250,639

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Mitsubishi UFJ Financial Group, Inc.
2.95%, 03/01/21	441,000	436,709
3.00%, 02/22/22	250,000	246,006
3.76%, 07/26/23	250,000	251,979
Mizuho Financial Group, Inc.
2.95%, 02/28/22	200,000	196,289
3.55%, 03/05/23	300,000	299,011
Morgan Stanley
5.75%, 01/25/21	1,500,000	1,584,412
2.50%, 04/21/21	250,000	245,026
2.75%, 05/19/22	500,000	487,938
3.74%, 04/24/24 (a)(b)(c)	500,000	498,816
National Australia Bank Ltd.
1.88%, 07/12/21	250,000	239,817
2.50%, 05/22/22	250,000	241,576
2.88%, 04/12/23	300,000	291,207
PNC Bank NA
2.45%, 11/05/20 (a)	291,000	286,929
2.50%, 01/22/21 (a)	200,000	196,974
2.63%, 02/17/22 (a)	300,000	293,793
PNC Financial Services Group, Inc.
2.85%, 11/09/22	250,000	244,413
Regions Financial Corp.
3.20%, 02/08/21 (a)	350,000	348,905
Royal Bank of Canada
2.15%, 03/06/20	500,000	494,355
3.20%, 04/30/21	200,000	200,219
Royal Bank of Scotland Group PLC
4.52%, 06/25/24 (a)(b)(c)	400,000	401,441
Santander Holdings USA, Inc.
3.70%, 03/28/22 (a)	261,000	259,429
Santander UK Group Holdings PLC
2.88%, 10/16/20	200,000	197,676
2.88%, 08/05/21	200,000	195,471
3.37%, 01/05/24 (a)(b)(c)	250,000	242,059
Santander UK PLC
2.35%, 09/10/19	150,000	149,256
State Street Corp.
2.55%, 08/18/20	100,000	99,408
3.10%, 05/15/23	250,000	247,100
Sumitomo Mitsui Financial Group, Inc.
2.93%, 03/09/21	255,000	252,521
2.44%, 10/19/21	300,000	291,498
2.78%, 07/12/22	250,000	243,732
3.10%, 01/17/23	250,000	245,404
3.75%, 07/19/23	200,000	201,229
SunTrust Banks, Inc.
2.90%, 03/03/21 (a)	250,000	247,925
2.70%, 01/27/22 (a)	250,000	244,323
Svenska Handelsbanken AB
2.40%, 10/01/20	41,000	40,316
1.88%, 09/07/21	250,000	239,920
The Bank of New York Mellon Corp.
2.30%, 09/11/19 (a)	200,000	199,284
2.15%, 02/24/20 (a)	250,000	247,440
2.45%, 11/27/20 (a)	200,000	197,474
3.50%, 04/28/23	250,000	251,378
The Bank of Nova Scotia
2.15%, 07/14/20	500,000	492,270
2.70%, 03/07/22	750,000	734,977
The Goldman Sachs Group, Inc.
2.55%, 10/23/19	700,000	697,636
2.75%, 09/15/20 (a)	300,000	297,424
2.35%, 11/15/21 (a)	250,000	242,565
Security Rate, Maturity Date	Face Amount ($)	Value ($)
5.75%, 01/24/22	55,000	58,848
3.00%, 04/26/22 (a)	1,000,000	983,296
2.88%, 10/31/22 (a)(b)(c)	250,000	244,896
2.91%, 06/05/23 (a)(b)(c)	500,000	486,918
The PNC Financial Services Group, Inc.
5.13%, 02/08/20	100,000	102,994
4.38%, 08/11/20	95,000	97,386
The Toronto-Dominion Bank
2.50%, 12/14/20	750,000	739,850
2.55%, 01/25/21	500,000	493,615
UBS AG
2.35%, 03/26/20	300,000	296,917
US Bancorp
4.13%, 05/24/21 (a)	100,000	102,477
3.00%, 03/15/22 (a)	150,000	149,025
US Bank NA
2.00%, 01/24/20 (a)	250,000	246,959
2.05%, 10/23/20 (a)	500,000	489,730
Wells Fargo & Co.
2.60%, 07/22/20	100,000	99,116
3.00%, 01/22/21	250,000	249,117
2.10%, 07/26/21	528,000	510,636
3.50%, 03/08/22	100,000	100,458
2.63%, 07/22/22	500,000	484,357
3.07%, 01/24/23 (a)	250,000	244,822
3.45%, 02/13/23	250,000	246,684
Wells Fargo Bank NA
2.15%, 12/06/19	1,000,000	991,820
Westpac Banking Corp.
2.30%, 05/26/20	300,000	296,002
2.60%, 11/23/20	250,000	247,086
3.65%, 05/15/23	500,000	504,584
		48,536,703
Brokerage/Asset Managers/Exchanges 0.2%
BlackRock, Inc.
5.00%, 12/10/19	11,000	11,324
3.38%, 06/01/22	250,000	252,860
E*TRADE Financial Corp.
2.95%, 08/24/22 (a)	300,000	292,142
Intercontinental Exchange, Inc.
2.75%, 12/01/20 (a)	200,000	198,475
2.35%, 09/15/22 (a)	100,000	96,491
Jefferies Group LLC
6.88%, 04/15/21	100,000	107,855
TD Ameritrade Holding Corp.
2.95%, 04/01/22 (a)	100,000	98,728
		1,057,875
Finance Companies 0.4%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust
4.50%, 05/15/21	200,000	203,564
3.95%, 02/01/22 (a)	500,000	500,212
Air Lease Corp.
2.63%, 07/01/22 (a)	155,000	149,257
GATX Corp.
4.85%, 06/01/21	500,000	516,279
GE Capital International Funding Co.
2.34%, 11/15/20	478,000	468,394
International Lease Finance Corp.
4.63%, 04/15/21	28,000	28,660
		1,866,366

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Insurance 0.9%
Aetna, Inc.
2.75%, 11/15/22 (a)	300,000	290,707
Aflac, Inc.
2.40%, 03/16/20	200,000	198,492
American International Group, Inc.
4.88%, 06/01/22	200,000	209,807
Anthem, Inc.
3.70%, 08/15/21 (a)	200,000	201,943
3.30%, 01/15/23	200,000	198,424
Berkshire Hathaway Finance Corp.
3.00%, 05/15/22	500,000	500,941
Berkshire Hathaway, Inc.
2.20%, 03/15/21 (a)	150,000	147,656
Chubb INA Holdings, Inc.
2.30%, 11/03/20 (a)	311,000	306,283
2.88%, 11/03/22 (a)	100,000	98,462
Cigna Corp.
4.50%, 03/15/21 (a)	100,000	102,584
Humana, Inc.
2.90%, 12/15/22 (a)	150,000	146,136
Marsh & McLennan Cos., Inc.
2.35%, 03/06/20 (a)	14,000	13,825
4.80%, 07/15/21 (a)	150,000	155,513
MetLife, Inc.
3.05%, 12/15/22	250,000	247,309
Principal Financial Group, Inc.
3.30%, 09/15/22	250,000	248,288
Prudential Financial, Inc.
5.38%, 06/21/20	380,000	395,251
UnitedHealth Group, Inc.
2.70%, 07/15/20	100,000	99,751
3.35%, 07/15/22	350,000	352,016
2.38%, 10/15/22	100,000	96,615
2.75%, 02/15/23 (a)	250,000	244,254
Willis Towers Watson PLC
5.75%, 03/15/21	600,000	629,203
		4,883,460
REITs 0.7%
AvalonBay Communities, Inc.
2.95%, 09/15/22 (a)	100,000	98,269
Boston Properties LP
5.88%, 10/15/19 (a)	500,000	512,838
3.85%, 02/01/23 (a)	250,000	252,758
Duke Realty LP
4.38%, 06/15/22 (a)	250,000	257,840
EPR Properties
5.75%, 08/15/22 (a)	250,000	263,816
ERP Operating LP
3.00%, 04/15/23 (a)	250,000	245,432
Government Properties Income Trust
4.00%, 07/15/22 (a)	175,000	173,992
Healthcare Trust of America Holdings LP
3.38%, 07/15/21 (a)	200,000	199,398
2.95%, 07/01/22 (a)	250,000	243,553
Hospitality Properties Trust
5.00%, 08/15/22 (a)	250,000	258,098
Realty Income Corp.
3.25%, 10/15/22 (a)	250,000	248,124
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Simon Property Group LP
2.50%, 09/01/20 (a)	28,000	27,701
4.38%, 03/01/21 (a)	250,000	256,852
2.75%, 06/01/23 (a)	250,000	243,041
Ventas Realty LP
3.13%, 06/15/23 (a)	150,000	146,223
Welltower, Inc.
5.25%, 01/15/22 (a)	150,000	157,207
		3,585,142
		59,929,546

Industrial 14.6%
Basic Industry 0.6%
Air Products & Chemicals, Inc.
2.75%, 02/03/23	79,000	77,249
ArcelorMittal
6.25%, 02/25/22 (b)(d)	250,000	268,440
Barrick Gold Corp.
3.85%, 04/01/22	100,000	101,304
Domtar Corp.
4.40%, 04/01/22 (a)	250,000	254,620
Ecolab, Inc.
4.35%, 12/08/21	150,000	155,305
EI du Pont de Nemours & Co.
2.20%, 05/01/20	200,000	197,696
3.63%, 01/15/21	100,000	101,367
2.80%, 02/15/23	250,000	244,281
Goldcorp, Inc.
3.70%, 03/15/23 (a)	200,000	199,038
International Paper Co.
4.75%, 02/15/22 (a)	270,000	280,798
Nutrien Ltd.
3.15%, 10/01/22 (a)	200,000	195,862
Praxair, Inc.
4.05%, 03/15/21	250,000	255,674
RPM International, Inc.
3.45%, 11/15/22 (a)	250,000	248,217
Southern Copper Corp.
5.38%, 04/16/20	250,000	258,947
The Dow Chemical Co.
4.25%, 11/15/20 (a)	14,000	14,308
The Mosaic Co.
3.25%, 11/15/22 (a)	250,000	245,617
The Sherwin-Williams Co.
2.25%, 05/15/20	200,000	197,367
		3,296,090
Capital Goods 1.5%
Boeing Capital Corp.
4.70%, 10/27/19	22,000	22,497
Caterpillar Financial Services Corp.
1.85%, 09/04/20	250,000	244,871
2.55%, 11/29/22	125,000	121,858
Caterpillar, Inc.
3.90%, 05/27/21	339,000	347,837
CNH Industrial Capital LLC
4.38%, 11/06/20	100,000	101,500
Deere & Co.
4.38%, 10/16/19	125,000	127,252
Fortive Corp.
2.35%, 06/15/21 (a)	250,000	243,101

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
General Dynamics Corp.
2.25%, 11/15/22 (a)	200,000	192,350
3.38%, 05/15/23 (a)	300,000	301,709
General Electric Co.
5.50%, 01/08/20	528,000	545,077
5.55%, 05/04/20	178,000	185,131
4.38%, 09/16/20	200,000	204,942
2.70%, 10/09/22	250,000	243,944
Honeywell International, Inc.
1.40%, 10/30/19	250,000	246,394
1.85%, 11/01/21 (a)	100,000	96,267
John Deere Capital Corp.
1.25%, 10/09/19	100,000	98,338
1.95%, 06/22/20	250,000	246,105
2.55%, 01/08/21	150,000	148,474
2.80%, 03/04/21	100,000	99,456
3.45%, 06/07/23	250,000	252,372
Johnson Controls International PLC
4.25%, 03/01/21	350,000	356,462
L3 Technologies, Inc.
3.85%, 06/15/23 (a)	100,000	100,742
Lockheed Martin Corp.
2.50%, 11/23/20 (a)	250,000	247,222
3.35%, 09/15/21	19,000	19,137
Masco Corp.
5.95%, 03/15/22	100,000	107,546
Northrop Grumman Corp.
2.08%, 10/15/20	400,000	392,008
Owens Corning
4.20%, 12/15/22 (a)	200,000	202,357
Raytheon Co.
3.13%, 10/15/20	175,000	175,653
Republic Services, Inc.
3.55%, 06/01/22 (a)	300,000	301,931
Rockwell Collins, Inc.
2.80%, 03/15/22 (a)	350,000	342,049
Roper Technologies, Inc.
3.00%, 12/15/20 (a)	450,000	447,996
2.80%, 12/15/21 (a)	200,000	196,493
United Technologies Corp.
1.50%, 11/01/19	100,000	98,465
1.95%, 11/01/21 (a)	500,000	480,799
3.65%, 08/16/23 (a)	150,000	150,796
Waste Management, Inc.
4.60%, 03/01/21 (a)	100,000	103,254
		7,792,385
Communications 1.6%
Activision Blizzard, Inc.
2.60%, 06/15/22 (a)	100,000	97,128
America Movil, S.A.B. de CV
5.00%, 03/30/20	100,000	102,506
3.13%, 07/16/22	250,000	245,590
American Tower Corp.
3.45%, 09/15/21	300,000	300,304
AT&T, Inc.
2.80%, 02/17/21 (a)	1,000,000	989,335
3.00%, 02/15/22	400,000	393,768
Charter Communications Operating LLC/Charter Communications Operating Capital
4.46%, 07/23/22 (a)	200,000	204,250
Comcast Cable Communications Holdings, Inc.
9.46%, 11/15/22	250,000	307,113
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Comcast Corp.
1.63%, 01/15/22 (a)	500,000	474,590
Crown Castle International Corp.
4.88%, 04/15/22	14,000	14,467
5.25%, 01/15/23	250,000	263,291
Discovery Communications LLC
4.38%, 06/15/21	150,000	152,964
2.95%, 03/20/23 (a)	150,000	144,429
Electronic Arts, Inc.
3.70%, 03/01/21 (a)	367,000	371,881
Omnicom Group, Inc./Omnicom Capital, Inc.
3.63%, 05/01/22	500,000	498,428
The Walt Disney Co.
1.95%, 03/04/20	400,000	394,961
2.15%, 09/17/20	28,000	27,619
2.35%, 12/01/22	200,000	193,028
Time Warner Cable LLC
5.00%, 02/01/20	500,000	510,677
Verizon Communications, Inc.
2.63%, 02/21/20	500,000	498,724
4.60%, 04/01/21	250,000	258,847
3.50%, 11/01/21	500,000	505,387
Viacom, Inc.
4.50%, 03/01/21	528,000	538,955
Vodafone Group PLC
4.38%, 03/16/21	300,000	308,672
2.95%, 02/19/23	150,000	145,690
Warner Media LLC
4.00%, 01/15/22	200,000	203,035
		8,145,639
Consumer Cyclical 2.2%
Alibaba Group Holding Ltd.
3.13%, 11/28/21 (a)	300,000	297,648
Amazon.com, Inc.
1.90%, 08/21/20	500,000	490,927
3.30%, 12/05/21 (a)	150,000	151,322
2.40%, 02/22/23 (a)	500,000	483,983
American Honda Finance Corp.
3.00%, 06/16/20	250,000	250,319
2.45%, 09/24/20	100,000	98,911
2.60%, 11/16/22	250,000	244,123
AutoZone, Inc.
3.13%, 07/15/23 (a)	150,000	146,783
Booking Holdings, Inc.
2.75%, 03/15/23 (a)	250,000	241,157
Carnival Corp.
3.95%, 10/15/20	100,000	101,583
Costco Wholesale Corp.
1.70%, 12/15/19	200,000	197,592
2.15%, 05/18/21 (a)	250,000	245,473
D.R. Horton, Inc.
4.38%, 09/15/22 (a)	150,000	153,117
eBay, Inc.
2.15%, 06/05/20	400,000	394,365
Family Dollar Stores, Inc.
5.00%, 02/01/21	500,000	518,900
Ford Motor Credit Co., LLC
2.60%, 11/04/19	250,000	247,675
5.75%, 02/01/21	321,000	332,942
3.34%, 03/18/21	250,000	245,121
4.25%, 09/20/22	200,000	198,554

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
4.14%, 02/15/23 (a)	200,000	197,418
3.10%, 05/04/23	200,000	187,571
General Motors Financial Co., Inc.
2.35%, 10/04/19	200,000	198,852
3.15%, 01/15/20 (a)	600,000	600,475
2.65%, 04/13/20	200,000	198,161
3.20%, 07/13/20 (a)	200,000	199,454
3.20%, 07/06/21 (a)	100,000	98,749
3.45%, 01/14/22 (a)	200,000	197,835
3.25%, 01/05/23 (a)	250,000	242,501
Macy's Retail Holdings, Inc.
3.88%, 01/15/22 (a)	200,000	199,319
Marriott International, Inc.
2.30%, 01/15/22 (a)	200,000	193,091
McDonald's Corp.
2.75%, 12/09/20 (a)	300,000	298,535
Nordstrom, Inc.
4.00%, 10/15/21 (a)	150,000	151,944
PACCAR Financial Corp.
2.80%, 03/01/21	150,000	148,998
Starbucks Corp.
2.10%, 02/04/21 (a)	106,000	103,701
3.10%, 03/01/23 (a)	100,000	98,840
Target Corp.
3.88%, 07/15/20	200,000	203,904
The Home Depot, Inc.
3.95%, 09/15/20 (a)	300,000	306,357
2.00%, 04/01/21 (a)	300,000	292,816
2.63%, 06/01/22 (a)	250,000	246,599
Toyota Motor Credit Corp.
1.90%, 04/08/21	222,000	215,847
3.30%, 01/12/22	500,000	503,001
2.63%, 01/10/23	300,000	292,992
Visa, Inc.
2.20%, 12/14/20 (a)	250,000	246,564
Walgreen Co.
3.10%, 09/15/22	150,000	147,686
Walgreens Boots Alliance, Inc.
2.70%, 11/18/19 (a)	11,000	10,967
Walmart, Inc.
2.35%, 12/15/22 (a)	150,000	145,787
3.40%, 06/26/23 (a)	500,000	506,576
		11,475,035
Consumer Non-Cyclical 4.1%
Abbott Laboratories
2.80%, 09/15/20 (a)	200,000	198,983
2.90%, 11/30/21 (a)	550,000	544,571
AbbVie, Inc.
2.50%, 05/14/20 (a)	550,000	544,651
3.20%, 11/06/22 (a)	180,000	177,957
2.85%, 05/14/23 (a)	150,000	145,305
Allergan Finance LLC
3.25%, 10/01/22 (a)	250,000	245,764
Allergan Funding SCS
3.00%, 03/12/20 (a)	500,000	498,851
Altria Group, Inc.
2.63%, 01/14/20 (a)	314,000	312,766
Amgen, Inc.
3.45%, 10/01/20	150,000	151,047
2.65%, 05/11/22 (a)	500,000	488,195
Anheuser-Busch InBev Finance, Inc.
3.30%, 02/01/23 (a)	600,000	596,173
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Anheuser-Busch InBev Worldwide, Inc.
3.75%, 01/15/22	700,000	711,929
2.50%, 07/15/22	150,000	145,650
AstraZeneca PLC
2.38%, 11/16/20	350,000	344,660
BAT Capital Corp.
2.76%, 08/15/22 (a)(e)	150,000	145,502
Baxalta, Inc.
2.88%, 06/23/20 (a)	150,000	149,774
3.60%, 06/23/22 (a)	300,000	302,102
Becton Dickinson & Co.
2.40%, 06/05/20	100,000	98,403
3.25%, 11/12/20	100,000	99,918
3.13%, 11/08/21	250,000	247,398
2.89%, 06/06/22 (a)	250,000	243,702
Biogen, Inc.
2.90%, 09/15/20	375,000	373,920
Campbell Soup Co.
4.25%, 04/15/21	150,000	152,278
Cardinal Health, Inc.
2.62%, 06/15/22 (a)	200,000	192,186
Celgene Corp.
2.88%, 08/15/20	300,000	298,687
3.25%, 08/15/22	100,000	99,133
2.75%, 02/15/23 (a)	250,000	240,862
Church & Dwight Co., Inc.
2.45%, 08/01/22 (a)	150,000	144,854
Colgate-Palmolive Co.
2.30%, 05/03/22	100,000	97,891
Constellation Brands, Inc.
3.20%, 02/15/23 (a)	250,000	244,663
CVS Health Corp.
2.80%, 07/20/20 (a)	150,000	149,049
3.35%, 03/09/21	250,000	250,379
2.13%, 06/01/21 (a)	500,000	484,280
2.75%, 12/01/22 (a)	200,000	193,063
3.70%, 03/09/23 (a)	350,000	350,165
Diageo Capital PLC
3.00%, 05/18/20	250,000	250,198
Express Scripts Holding Co.
3.30%, 02/25/21 (a)	14,000	13,925
4.75%, 11/15/21	500,000	517,294
General Mills, Inc.
3.70%, 10/17/23 (a)	250,000	250,584
Gilead Sciences, Inc.
2.55%, 09/01/20	200,000	198,283
3.25%, 09/01/22 (a)	200,000	199,993
GlaxoSmithKline Capital, Inc.
2.80%, 03/18/23	300,000	293,353
3.38%, 05/15/23	200,000	200,479
Keurig Dr Pepper, Inc.
3.55%, 05/25/21 (e)	100,000	100,284
4.06%, 05/25/23 (a)(e)	150,000	151,081
Kraft Heinz Foods Co.
2.80%, 07/02/20 (a)	500,000	496,044
Medtronic, Inc.
2.50%, 03/15/20	153,000	152,050
3.15%, 03/15/22	500,000	499,145
Merck & Co., Inc.
1.85%, 02/10/20	350,000	345,944
3.88%, 01/15/21 (a)	200,000	204,529
Molson Coors Brewing Co.
2.10%, 07/15/21 (a)	150,000	144,750

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Mylan N.V.
3.75%, 12/15/20 (a)	100,000	100,553
Newell Brands, Inc.
2.88%, 12/01/19 (a)	100,000	99,603
3.15%, 04/01/21 (a)	100,000	98,590
3.85%, 04/01/23 (a)	150,000	147,467
Novartis Capital Corp.
4.40%, 04/24/20	400,000	409,830
PepsiCo, Inc.
4.50%, 01/15/20	11,000	11,271
1.85%, 04/30/20 (a)	514,000	506,371
3.13%, 11/01/20	200,000	201,125
1.70%, 10/06/21 (a)	11,000	10,601
2.75%, 03/01/23	150,000	147,643
Pfizer, Inc.
2.20%, 12/15/21	500,000	489,045
Philip Morris International, Inc.
2.00%, 02/21/20	100,000	98,713
4.50%, 03/26/20	300,000	307,228
2.13%, 05/10/23 (a)	300,000	282,763
Reynolds American, Inc.
3.25%, 06/12/20	550,000	549,580
Sanofi
3.38%, 06/19/23 (a)	150,000	150,959
Stryker Corp.
2.63%, 03/15/21 (a)	200,000	197,593
Sysco Corp.
2.60%, 10/01/20 (a)	300,000	297,305
The Clorox Co.
3.05%, 09/15/22 (a)	200,000	198,548
The Coca-Cola Co.
1.88%, 10/27/20	11,000	10,767
1.55%, 09/01/21	150,000	144,201
3.30%, 09/01/21	28,000	28,344
2.20%, 05/25/22	500,000	486,209
The Estee Lauder Cos., Inc.
1.70%, 05/10/21 (a)	100,000	96,426
The Hershey Co.
3.38%, 05/15/23 (a)	250,000	251,712
The JM Smucker Co.
3.00%, 03/15/22	650,000	640,487
The Kroger Co.
2.80%, 08/01/22 (a)	250,000	243,840
The Procter & Gamble Co.
1.70%, 11/03/21	200,000	192,773
2.30%, 02/06/22	200,000	195,798
Thermo Fisher Scientific, Inc.
3.30%, 02/15/22	100,000	99,714
3.15%, 01/15/23 (a)	350,000	344,906
Unilever Capital Corp.
4.25%, 02/10/21	100,000	102,963
1.38%, 07/28/21	350,000	333,657
Zimmer Biomet Holdings, Inc.
3.15%, 04/01/22 (a)	100,000	98,426
3.70%, 03/19/23 (a)	100,000	100,303
Zoetis, Inc.
3.45%, 11/13/20 (a)	100,000	100,583
		21,458,544
Energy 1.9%
Apache Corp.
3.25%, 04/15/22 (a)	236,000	233,823
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Baker Hughes a GE Co., LLC/Baker Hughes Co-Obligor, Inc.
2.77%, 12/15/22 (a)	200,000	194,885
BP Capital Markets PLC
4.50%, 10/01/20	100,000	102,872
3.06%, 03/17/22	1,000,000	994,663
Canadian Natural Resources Ltd.
2.95%, 01/15/23 (a)	250,000	242,367
Cenovus Energy, Inc.
3.00%, 08/15/22 (a)	250,000	240,837
Chevron Corp.
2.19%, 11/15/19 (a)	28,000	27,840
1.96%, 03/03/20 (a)	250,000	247,080
2.50%, 03/03/22 (a)	500,000	491,160
Devon Energy Corp.
3.25%, 05/15/22 (a)	96,000	94,702
Enbridge Energy Partners LP
4.38%, 10/15/20 (a)	150,000	152,230
Enbridge, Inc.
2.90%, 07/15/22 (a)	500,000	488,118
Energy Transfer Partners LP
4.15%, 10/01/20 (a)	200,000	202,757
4.65%, 06/01/21 (a)	400,000	410,745
5.20%, 02/01/22 (a)	250,000	260,764
3.60%, 02/01/23 (a)	200,000	197,443
Energy Transfer Partners LP/Regency Energy Finance Corp.
5.75%, 09/01/20 (a)	100,000	103,823
Enterprise Products Operating LLC
5.20%, 09/01/20	200,000	207,930
3.35%, 03/15/23 (a)	250,000	248,198
EOG Resources, Inc.
2.45%, 04/01/20 (a)	264,000	261,595
EQT Corp.
4.88%, 11/15/21	200,000	206,310
3.00%, 10/01/22 (a)	150,000	145,756
Exxon Mobil Corp.
2.22%, 03/01/21 (a)	500,000	492,433
Husky Energy, Inc.
7.25%, 12/15/19	100,000	105,151
Kinder Morgan Energy Partners LP
3.50%, 03/01/21 (a)	200,000	200,485
Kinder Morgan, Inc.
3.05%, 12/01/19 (a)	250,000	250,066
6.50%, 09/15/20	100,000	106,020
3.15%, 01/15/23 (a)	100,000	98,297
Marathon Petroleum Corp.
3.40%, 12/15/20 (a)	100,000	100,241
National Oilwell Varco, Inc.
2.60%, 12/01/22 (a)	100,000	95,887
Occidental Petroleum Corp.
4.10%, 02/01/21 (a)	222,000	227,055
3.13%, 02/15/22 (a)	200,000	199,295
Phillips 66
4.30%, 04/01/22	150,000	154,563
Plains All American Pipeline LP/PAA Finance Corp.
5.00%, 02/01/21 (a)	400,000	411,672
Sabine Pass Liquefaction LLC
6.25%, 03/15/22 (a)	350,000	377,290

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Shell International Finance BV
4.30%, 09/22/19	200,000	203,507
2.13%, 05/11/20	400,000	395,527
1.75%, 09/12/21	200,000	192,870
Total Capital S.A.
4.45%, 06/24/20	400,000	411,311
TransCanada PipeLines Ltd.
2.50%, 08/01/22	300,000	289,627
Valero Energy Corp.
6.13%, 02/01/20	150,000	156,328
		10,223,523
Technology 2.3%
Apple, Inc.
1.90%, 02/07/20	750,000	742,211
2.00%, 05/06/20	228,000	225,139
2.25%, 02/23/21 (a)	28,000	27,621
1.55%, 08/04/21 (a)	325,000	312,763
2.40%, 01/13/23 (a)	100,000	97,266
2.40%, 05/03/23	650,000	629,510
Baidu, Inc.
3.50%, 11/28/22	350,000	345,726
Broadcom Corp./Broadcom Cayman Finance Ltd.
2.38%, 01/15/20	200,000	197,936
2.20%, 01/15/21	100,000	97,028
3.00%, 01/15/22 (a)	300,000	292,850
Cisco Systems, Inc.
4.45%, 01/15/20	200,000	204,587
2.45%, 06/15/20	500,000	497,133
2.20%, 02/28/21	125,000	122,992
1.85%, 09/20/21 (a)	11,000	10,656
Dell International LLC/EMC Corp.
5.45%, 06/15/23 (a)(e)	250,000	262,780
Fidelity National Information Services, Inc.
4.50%, 10/15/22 (a)	250,000	257,987
Hewlett Packard Enterprise Co.
3.60%, 10/15/20 (a)	200,000	201,648
HP, Inc.
4.38%, 09/15/21	250,000	256,540
Intel Corp.
1.85%, 05/11/20	250,000	246,444
2.45%, 07/29/20	100,000	99,392
3.30%, 10/01/21	100,000	101,103
2.70%, 12/15/22	100,000	98,556
International Business Machines Corp.
1.63%, 05/15/20	350,000	343,273
2.50%, 01/27/22	150,000	146,738
2.88%, 11/09/22	350,000	344,760
Lam Research Corp.
2.75%, 03/15/20 (a)	250,000	248,937
Marvell Technology Group Ltd.
4.20%, 06/22/23 (a)	250,000	251,342
Microsoft Corp.
1.85%, 02/12/20 (a)	65,000	64,306
2.00%, 11/03/20 (a)	400,000	394,460
1.55%, 08/08/21 (a)	500,000	482,018
2.38%, 02/12/22 (a)	150,000	147,278
2.00%, 08/08/23 (a)	150,000	142,604
NVIDIA Corp.
2.20%, 09/16/21 (a)	500,000	486,810
Oracle Corp.
2.25%, 10/08/19	500,000	498,034
2.50%, 05/15/22 (a)	150,000	147,009
Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.50%, 10/15/22	400,000	389,553
2.63%, 02/15/23 (a)	150,000	146,474
QUALCOMM, Inc.
3.00%, 05/20/22	200,000	197,705
2.60%, 01/30/23 (a)	250,000	240,607
Seagate HDD Cayman
4.25%, 03/01/22 (a)	100,000	99,608
Texas Instruments, Inc.
1.85%, 05/15/22 (a)	750,000	718,677
Total System Services, Inc.
3.75%, 06/01/23 (a)	150,000	149,573
VMware, Inc.
2.30%, 08/21/20	250,000	245,030
2.95%, 08/21/22 (a)	350,000	339,979
Xerox Corp.
2.75%, 09/01/20	200,000	196,848
4.50%, 05/15/21	100,000	100,947
		11,850,438
Transportation 0.4%
Burlington Northern Santa Fe LLC
3.05%, 09/01/22 (a)	400,000	397,597
Delta Air Lines, Inc.
3.40%, 04/19/21	150,000	149,180
FedEx Corp.
2.30%, 02/01/20	150,000	148,965
Norfolk Southern Corp.
3.00%, 04/01/22 (a)	250,000	247,577
Ryder System, Inc.
2.88%, 09/01/20 (a)	100,000	99,432
3.40%, 03/01/23 (a)	350,000	347,863
Southwest Airlines Co.
2.75%, 11/06/19 (a)	11,000	10,974
2.75%, 11/16/22 (a)	250,000	243,844
Union Pacific Corp.
4.00%, 02/01/21 (a)	28,000	28,552
United Parcel Service, Inc.
2.45%, 10/01/22	300,000	291,808
		1,965,792
		76,207,446

Utility 1.1%
Electric 1.0%
Appalachian Power Co.
4.60%, 03/30/21 (a)	100,000	103,015
CMS Energy Corp.
5.05%, 03/15/22 (a)	100,000	104,884
Dominion Energy, Inc.
2.50%, 12/01/19 (a)	300,000	298,000
Duke Energy Corp.
1.80%, 09/01/21 (a)	328,000	314,549
3.05%, 08/15/22 (a)	300,000	296,446
Duke Energy Progress LLC
3.00%, 09/15/21 (a)	200,000	199,258
Edison International
2.13%, 04/15/20	217,000	212,894
Entergy Corp.
5.13%, 09/15/20 (a)	200,000	205,725
Exelon Corp.
3.50%, 06/01/22 (a)	500,000	494,524

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Exelon Generation Co., LLC
2.95%, 01/15/20 (a)	350,000	348,860
National Rural Utilities Cooperative Finance Corp.
2.35%, 06/15/20 (a)	11,000	10,849
2.40%, 04/25/22 (a)	250,000	243,307
NextEra Energy Capital Holdings, Inc.
4.50%, 06/01/21 (a)	500,000	511,499
NV Energy, Inc.
6.25%, 11/15/20	500,000	530,588
Ohio Power Co.
5.38%, 10/01/21	150,000	159,707
Oncor Electric Delivery Co., LLC
7.00%, 09/01/22	250,000	284,376
Pacific Gas & Electric Co.
2.45%, 08/15/22 (a)	150,000	141,538
PPL Capital Funding, Inc.
4.20%, 06/15/22 (a)	250,000	254,648
Public Service Enterprise Group, Inc.
2.65%, 11/15/22 (a)	250,000	241,444
Southern Power Co.
1.95%, 12/15/19	250,000	246,866
2.38%, 06/01/20 (a)	100,000	98,700
The Southern Co.
2.35%, 07/01/21 (a)	100,000	97,174
2.95%, 07/01/23 (a)	150,000	144,824
Virginia Electric & Power Co.
2.95%, 01/15/22 (a)	100,000	99,303
Xcel Energy, Inc.
2.40%, 03/15/21 (a)	100,000	98,078
		5,741,056
Natural Gas 0.1%
Sempra Energy
1.63%, 10/07/19	11,000	10,829
2.40%, 02/01/20	300,000	296,529
		307,358
		6,048,414
Total Corporates
(Cost $144,014,343)		142,185,406

Treasuries 61.8% of net assets
Bonds
8.50%, 02/15/20	30,000	32,515
8.75%, 05/15/20	275,000	303,236
8.75%, 08/15/20	350,000	390,435
7.88%, 02/15/21	365,000	409,884
8.13%, 05/15/21	825,000	941,145
8.13%, 08/15/21	30,000	34,607
8.00%, 11/15/21	105,000	121,966
7.25%, 08/15/22	400,000	467,508
7.63%, 11/15/22	226,000	269,748
Notes
0.88%, 09/15/19	8,838,500	8,694,188
1.00%, 09/30/19	685,500	674,735
1.38%, 09/30/19	5,600,000	5,533,828
1.75%, 09/30/19	4,060,500	4,028,698
1.00%, 10/15/19	1,570,000	1,544,212
1.25%, 10/31/19	420,200	414,242
1.50%, 10/31/19	4,383,700	4,332,671
1.00%, 11/15/19	1,270,000	1,247,329
3.38%, 11/15/19	3,066,000	3,096,181
1.00%, 11/30/19	1,050,000	1,030,559
Security Rate, Maturity Date	Face Amount ($)	Value ($)
1.50%, 11/30/19	1,974,300	1,949,698
1.75%, 11/30/19	1,941,000	1,922,576
1.38%, 12/15/19	1,370,000	1,349,985
1.13%, 12/31/19	1,650,000	1,619,900
1.63%, 12/31/19	1,805,300	1,783,615
1.88%, 12/31/19	1,650,000	1,635,562
1.38%, 01/15/20	1,520,000	1,496,280
1.25%, 01/31/20	2,700,000	2,651,748
1.38%, 01/31/20	1,587,900	1,562,376
2.00%, 01/31/20	1,680,000	1,667,302
1.38%, 02/15/20	1,605,000	1,578,010
3.63%, 02/15/20	2,278,500	2,312,099
1.25%, 02/29/20	690,000	676,806
1.38%, 02/29/20	2,068,600	2,032,601
2.25%, 02/29/20	900,000	895,799
1.63%, 03/15/20	1,600,000	1,577,125
1.13%, 03/31/20	250,000	244,409
2.25%, 03/31/20	1,950,000	1,939,869
1.50%, 04/15/20	850,000	835,407
1.13%, 04/30/20	920,000	898,204
1.38%, 04/30/20	1,635,500	1,603,237
2.38%, 04/30/20	1,000,000	996,328
1.50%, 05/15/20	1,100,000	1,079,891
3.50%, 05/15/20	2,139,300	2,170,596
1.50%, 05/31/20	998,100	979,308
2.50%, 05/31/20	2,700,000	2,694,727
1.50%, 06/15/20	1,500,000	1,471,172
1.63%, 06/30/20	2,682,900	2,635,582
1.88%, 06/30/20	1,135,000	1,120,303
2.50%, 06/30/20	3,500,000	3,492,480
1.50%, 07/15/20	2,000,000	1,959,531
1.63%, 07/31/20	2,945,000	2,890,529
2.00%, 07/31/20	2,760,000	2,728,465
2.63%, 07/31/20	1,650,000	1,649,903
1.50%, 08/15/20	2,046,000	2,002,522
2.63%, 08/15/20	4,290,000	4,290,000
1.38%, 08/31/20	2,795,000	2,727,363
2.13%, 08/31/20	2,057,400	2,037,630
1.38%, 09/15/20	2,087,000	2,035,599
1.38%, 09/30/20	2,241,900	2,185,196
2.00%, 09/30/20	1,979,000	1,953,876
1.63%, 10/15/20	1,770,000	1,733,148
1.38%, 10/31/20	2,614,500	2,545,257
1.75%, 10/31/20	2,074,000	2,035,437
1.75%, 11/15/20	2,000,000	1,961,641
2.63%, 11/15/20	3,830,300	3,827,382
1.63%, 11/30/20	3,094,000	3,025,291
2.00%, 11/30/20	1,680,500	1,656,737
1.88%, 12/15/20	2,250,000	2,211,284
1.75%, 12/31/20	3,735,500	3,659,696
2.38%, 12/31/20	1,948,100	1,936,077
2.00%, 01/15/21	1,750,000	1,723,477
1.38%, 01/31/21	2,395,000	2,323,384
2.13%, 01/31/21	1,785,000	1,762,687
2.25%, 02/15/21	1,950,000	1,930,652
3.63%, 02/15/21	3,095,000	3,164,396
1.13%, 02/28/21	2,504,300	2,411,758
2.00%, 02/28/21	1,847,800	1,818,098
2.38%, 03/15/21	3,270,000	3,246,305
1.25%, 03/31/21	2,435,300	2,349,922
2.25%, 03/31/21	1,737,100	1,718,983
2.38%, 04/15/21	3,800,000	3,771,055
1.38%, 04/30/21	2,350,500	2,272,594
2.25%, 04/30/21	2,450,000	2,423,394
2.63%, 05/15/21	3,450,000	3,444,744
3.13%, 05/15/21	2,105,000	2,129,216
1.38%, 05/31/21	1,272,900	1,229,169
2.00%, 05/31/21	1,510,000	1,482,956

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Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.63%, 06/15/21	3,950,000	3,943,828
1.13%, 06/30/21	1,222,900	1,171,404
2.13%, 06/30/21	805,000	792,831
2.63%, 07/15/21	6,500,000	6,488,574
1.13%, 07/31/21	1,548,400	1,480,930
2.25%, 07/31/21	1,737,600	1,716,389
2.13%, 08/15/21	4,696,800	4,621,670
1.13%, 08/31/21	2,189,500	2,091,229
2.00%, 08/31/21	1,880,000	1,842,657
1.13%, 09/30/21	2,153,400	2,053,806
2.13%, 09/30/21	1,530,000	1,504,271
1.25%, 10/31/21	1,596,400	1,526,713
2.00%, 10/31/21	1,165,500	1,140,847
2.00%, 11/15/21	2,625,200	2,569,004
1.75%, 11/30/21	1,810,900	1,757,457
1.88%, 11/30/21	1,829,300	1,782,317
2.00%, 12/31/21	2,274,600	2,223,510
2.13%, 12/31/21	1,530,300	1,502,055
1.50%, 01/31/22	1,525,300	1,465,480
1.88%, 01/31/22	1,844,300	1,794,122
2.00%, 02/15/22	1,715,300	1,675,232
1.75%, 02/28/22	1,943,800	1,881,955
1.88%, 02/28/22	2,769,800	2,692,657
1.75%, 03/31/22	1,910,000	1,847,403
1.88%, 03/31/22	1,905,000	1,850,529
1.75%, 04/30/22	2,350,000	2,271,146
1.88%, 04/30/22	2,070,000	2,009,234
1.75%, 05/15/22	2,250,000	2,173,447
1.75%, 05/31/22	2,350,000	2,268,989
1.88%, 05/31/22	1,800,000	1,746,176
1.75%, 06/30/22	2,000,000	1,929,531
2.13%, 06/30/22	2,000,000	1,956,797
1.88%, 07/31/22	2,700,000	2,614,992
2.00%, 07/31/22	1,700,000	1,654,512
1.63%, 08/15/22	2,400,000	2,301,750
1.63%, 08/31/22	2,250,000	2,156,660
1.88%, 08/31/22	2,000,000	1,935,742
1.75%, 09/30/22	1,950,000	1,876,875
1.88%, 09/30/22	2,300,000	2,224,531
1.88%, 10/31/22	2,000,000	1,933,086
2.00%, 10/31/22	2,000,000	1,942,773
1.63%, 11/15/22	3,800,000	3,633,898
2.00%, 11/30/22	3,550,000	3,446,551
2.13%, 12/31/22	5,200,000	5,070,914
1.75%, 01/31/23	2,955,000	2,835,357
2.38%, 01/31/23	4,325,000	4,260,885
2.00%, 02/15/23	1,900,000	1,842,146
1.50%, 02/28/23	950,000	900,756
2.63%, 02/28/23	3,250,000	3,235,972
2.50%, 03/31/23	7,485,000	7,410,004
2.75%, 04/30/23	2,800,000	2,801,531
1.75%, 05/15/23	4,370,000	4,181,629
2.75%, 05/31/23	1,900,000	1,901,484
2.63%, 06/30/23	10,800,000	10,745,367
2.75%, 07/31/23	11,350,000	11,356,872
Total Treasuries
(Cost $327,294,152)		322,732,513

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Government Related 10.5% of net assets

Agency 5.8%
Foreign 2.6%
Austria 0.1%
Oesterreichische Kontrollbank AG
1.50%, 10/21/20	250,000	243,306
1.88%, 01/20/21	300,000	293,473
		536,779
Canada 0.2%
Export Development Canada
1.63%, 12/03/19	450,000	444,405
1.63%, 01/17/20	400,000	394,285
		838,690
China 0.1%
Industrial & Commercial Bank of China Ltd.
2.64%, 05/26/21	250,000	243,050
2.45%, 10/20/21	500,000	481,446
		724,496
Germany 1.4%
FMS Wertmanagement
2.75%, 03/06/23 (f)	250,000	248,564
Kreditanstalt Fuer Wiederaufbau
1.50%, 04/20/20 (f)	1,500,000	1,471,174
1.88%, 06/30/20 (f)	950,000	935,540
1.88%, 11/30/20 (f)	572,000	561,006
1.63%, 03/15/21 (f)	750,000	728,610
2.38%, 08/25/21 (f)	39,000	38,483
2.63%, 01/25/22 (f)	555,000	550,842
2.13%, 03/07/22 (f)	300,000	292,616
2.13%, 06/15/22 (f)	1,250,000	1,216,243
2.38%, 12/29/22 (f)	500,000	489,347
2.13%, 01/17/23 (f)	750,000	726,428
Landwirtschaftliche Rentenbank
1.38%, 10/23/19 (f)	200,000	197,350
		7,456,203
Japan 0.2%
Japan Bank for International Cooperation
2.25%, 02/24/20	200,000	198,294
1.75%, 05/28/20	14,000	13,735
2.13%, 07/21/20	250,000	246,132
1.88%, 04/20/21	200,000	194,319
2.38%, 11/16/22	500,000	484,652
		1,137,132
Mexico 0.2%
Petroleos Mexicanos
5.50%, 01/21/21	250,000	257,500
6.38%, 02/04/21	500,000	523,750
5.38%, 03/13/22	250,000	256,125
		1,037,375
Norway 0.1%
Equinor ASA
2.25%, 11/08/19	250,000	248,138
2.90%, 11/08/20	100,000	99,755
		347,893

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Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Republic of Korea 0.2%
Export-Import Bank of Korea
2.50%, 05/10/21	17,000	16,575
4.38%, 09/15/21	500,000	513,009
2.75%, 01/25/22	500,000	487,739
The Korea Development Bank
3.00%, 09/14/22	200,000	196,233
		1,213,556
Sweden 0.1%
Svensk Exportkredit AB
2.38%, 03/09/22	300,000	294,177
		13,586,301
U.S. 3.2%
Fannie Mae
1.75%, 09/12/19	69,000	68,488
1.00%, 10/24/19	800,000	786,488
1.75%, 11/26/19	822,000	814,292
1.65%, 01/27/20 (a)	83,000	81,796
1.50%, 02/28/20	500,000	491,996
1.50%, 07/30/20	1,400,000	1,370,823
1.38%, 02/26/21	500,000	484,242
2.50%, 04/13/21	450,000	447,667
1.25%, 08/17/21	28,000	26,850
1.38%, 10/07/21	400,000	384,188
1.88%, 04/05/22	500,000	484,574
2.38%, 01/19/23	1,250,000	1,228,902
Federal Farm Credit Bank
1.40%, 04/13/20 (a)	200,000	196,107
1.95%, 11/02/21	500,000	487,444
Federal Home Loan Bank
1.38%, 11/15/19	1,200,000	1,184,212
1.88%, 03/13/20	300,000	296,530
2.63%, 05/28/20	1,250,000	1,250,064
1.75%, 07/13/20 (a)	400,000	393,564
1.87%, 02/10/21 (a)	300,000	294,004
1.38%, 02/18/21	500,000	484,263
1.75%, 03/12/21	110,000	107,385
1.13%, 07/14/21	950,000	909,726
2.38%, 09/10/21	250,000	247,068
1.88%, 11/29/21	250,000	243,446
Freddie Mac
1.25%, 10/02/19	1,000,000	986,781
1.50%, 01/17/20	250,000	246,417
1.38%, 04/20/20	600,000	588,192
2.50%, 04/23/20	800,000	798,384
1.88%, 11/17/20	300,000	294,998
2.38%, 01/13/22	528,000	521,746
Tennessee Valley Authority
3.88%, 02/15/21	250,000	256,555
		16,457,192
		30,043,493

Local Authority 0.6%
Foreign 0.5%
Canada 0.5%
Province of Alberta
1.90%, 12/06/19	450,000	445,310
Province of British Columbia
2.00%, 10/23/22	500,000	481,044
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Province of Manitoba
2.13%, 05/04/22	100,000	96,563
Province of Ontario
4.40%, 04/14/20	506,000	518,739
1.88%, 05/21/20	250,000	245,917
2.55%, 02/12/21	250,000	247,503
2.40%, 02/08/22	350,000	342,077
Province of Quebec
2.75%, 08/25/21	300,000	297,913
2.38%, 01/31/22	100,000	97,916
		2,772,982
		2,772,982
U.S. 0.1%
California
GO Bonds Series 2009
6.20%, 10/01/19	250,000	259,317
State Board of Administration Finance Corp.
RB Series 2016A
2.64%, 07/01/21	250,000	247,240
		506,557
		3,279,539

Sovereign 0.5%
Colombia 0.1%
Colombia Government International Bond
11.75%, 02/25/20	100,000	112,700
4.38%, 07/12/21	200,000	205,150
		317,850
Hungary 0.1%
Hungary Government International Bond
6.25%, 01/29/20	14,000	14,617
6.38%, 03/29/21	158,000	169,437
5.75%, 11/22/23	210,000	228,563
		412,617
Israel 0.0%
Israel Government International Bond
4.00%, 06/30/22	250,000	256,486
Mexico 0.1%
Mexico Government International Bond
3.50%, 01/21/21	250,000	250,556
3.63%, 03/15/22	150,000	150,443
		400,999
Panama 0.0%
Panama Government International Bond
5.20%, 01/30/20	11,000	11,369
Philippines 0.1%
Philippine Government International Bond
4.00%, 01/15/21	750,000	762,905

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Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2018 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Poland 0.1%
Republic of Poland Government International Bond
5.13%, 04/21/21	250,000	262,363
5.00%, 03/23/22	150,000	158,351
		420,714
		2,582,940

Supranational* 3.6%
African Development Bank
1.13%, 09/20/19	750,000	738,798
1.25%, 07/26/21	14,000	13,387
Asian Development Bank
1.75%, 01/10/20	950,000	938,790
1.50%, 01/22/20	30,000	29,532
2.25%, 01/20/21	500,000	493,859
1.63%, 03/16/21	400,000	388,521
2.00%, 02/16/22	750,000	728,665
Corp. Andina de Fomento
2.13%, 09/27/21	250,000	240,887
4.38%, 06/15/22	250,000	258,355
Council Of Europe Development Bank
2.63%, 02/13/23	250,000	247,066
European Bank for Reconstruction & Development
1.75%, 11/26/19	761,000	752,931
1.50%, 03/16/20	14,000	13,756
1.63%, 05/05/20	600,000	589,643
European Investment Bank
1.63%, 03/16/20	200,000	196,865
1.38%, 06/15/20	1,303,000	1,272,445
2.00%, 03/15/21	800,000	784,338
2.50%, 04/15/21	325,000	322,439
2.13%, 10/15/21	55,000	53,821
2.25%, 03/15/22	700,000	685,115
2.38%, 06/15/22	1,000,000	978,776
2.00%, 12/15/22	750,000	722,973
Inter-American Development Bank
1.13%, 09/12/19	150,000	147,789
1.75%, 10/15/19	28,000	27,750
3.88%, 02/14/20	200,000	203,411
1.63%, 05/12/20	1,000,000	982,474
1.38%, 07/15/20	14,000	13,664
1.88%, 03/15/21	350,000	342,247
1.75%, 04/14/22	300,000	288,692
2.50%, 01/18/23	750,000	738,766
International Bank for Reconstruction & Development
1.13%, 11/27/19	300,000	294,607
1.38%, 03/30/20	800,000	784,072
1.88%, 04/21/20	250,000	246,794
2.13%, 11/01/20	500,000	493,661
Security Rate, Maturity Date	Face Amount ($)	Value ($)
1.63%, 03/09/21	14,000	13,611
1.38%, 05/24/21	950,000	914,499
2.00%, 01/26/22	1,250,000	1,215,550
1.63%, 02/10/22	250,000	239,956
1.75%, 04/19/23	250,000	238,362
International Finance Corp.
1.75%, 09/16/19	500,000	495,736
1.75%, 03/30/20	250,000	246,368
1.13%, 07/20/21	25,000	23,845
Nordic Investment Bank
1.25%, 08/02/21	500,000	477,805
		18,880,621
Total Government Related
(Cost $55,617,401)		54,786,593
Security	Number of Shares	Value ($)
Other Investment Company 0.7% of net assets

Money Market Fund 0.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.87% (g)	3,473,600	3,473,600
Total Other Investment Company
(Cost $3,473,600)		3,473,600
*	Supranational bonds represent the debt of international organizations or institutions such as the World Bank, the International Monetary Fund, regional multilateral development banks and others.
(a)	The effective maturity may be shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or as the result of embedded demand features (puts or calls).
(b)	Variable-rate security.
(c)	Step up bond that pays an initial coupon rate for a set period and increased coupon rates at one or more preset intervals. Rate shown is as of period end.
(d)	Interest rate is subject to adjustments from time to time if a nationally recognized statistical rating organization downgrades (or subsequently upgrades) the debt rating assigned to the bond.
(e)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $659,647 or 0.1% of net assets.
(f)	Guaranteed by the Republic of Germany.
(g)	The rate shown is the 7-day yield.

GO —	General obligation
RB —	Revenue bond
REIT —	Real Estate Investment Trust

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Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2018 (continued)

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2018 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Corporates [1]	$—	$142,185,406	$—	$142,185,406
Treasuries	—	322,732,513	—	322,732,513
Government Related[1]	—	54,786,593	—	54,786,593
Other Investment Company[1]	3,473,600	—	—	3,473,600
Total	$3,473,600	$519,704,512	$—	$523,178,112
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

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Schwab Short-Term Bond Index Fund
Statement of Assets and Liabilities

As of August 31, 2018
Assets
Investments in unaffiliated issuers, at value (cost $530,399,496)		$523,178,112
Receivables:
Investments sold		15,293,785
Interest		2,881,511
Fund shares sold		793,927
Dividends	+	1,478
Total assets		542,148,813
Liabilities
Payables:
Investments bought		16,780,031
Investment adviser fees		26,119
Fund shares redeemed		2,814,429
Distributions to shareholders	+	237,178
Total liabilities		19,857,757
Net Assets
Total assets		542,148,813
Total liabilities	–	19,857,757
Net assets		$522,291,056
Net Assets by Source
Capital received from investors		531,415,150
Net realized capital losses		(1,902,710)
Net unrealized capital depreciation		(7,221,384)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$522,291,056		53,277,036		$9.80

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Schwab Short-Term Bond Index Fund
Statement of Operations

For the period September 1, 2017 through August 31, 2018
Investment Income
Interest		$8,974,184
Dividends	+	15,715
Total investment income		8,989,899
Expenses
Investment adviser fees		272,160
Total expenses	–	272,160
Net investment income		8,717,739
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(1,851,801)
Net change in unrealized appreciation (depreciation) on investments	+	(8,368,494)
Net realized and unrealized losses		(10,220,295)
Decrease in net assets resulting from operations		($1,502,556)

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Schwab Short-Term Bond Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	9/1/17-8/31/18		2/23/17*-8/31/17
Net investment income		$8,717,739	$1,707,873
Net realized losses		(1,851,801)	(50,909)
Net change in unrealized appreciation (depreciation)	+	(8,368,494)	1,147,110
Increase (decrease) in net assets from operations		(1,502,556)	2,804,074
Distributions to Shareholders
Distributions from net investment income		($8,717,739)	($1,707,873)

Transactions in Fund Shares
		9/1/17-8/31/18		2/23/17*-8/31/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		33,433,856	$329,976,492	43,715,274	$437,693,873
Shares reinvested		693,405	6,830,349	147,906	1,481,640
Shares redeemed	+	(18,773,099)	(185,054,096)	(5,940,306)	(59,513,108)
Net transactions in fund shares		15,354,162	$151,752,745	37,922,874	$379,662,405
Shares Outstanding and Net Assets
		9/1/17-8/31/18		2/23/17*-8/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		37,922,874	$380,758,606	—	$—
Total increase	+	15,354,162	141,532,450	37,922,874	380,758,606
End of period		53,277,036	$522,291,056	37,922,874	$380,758,606
*	Commencement of operations.

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Schwab Taxable Bond Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Investments (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB INVESTMENTS (ORGANIZED OCTOBER 26, 1990)
Schwab Intermediate-Term Bond Fund	Schwab Tax-Free Bond Fund™
Schwab GNMA Fund	Schwab California Tax-Free Bond Fund™
Schwab Treasury Inflation Protected Securities Index Fund	Schwab 1000 Index® Fund
Schwab U.S. Aggregate Bond Index Fund	Schwab Global Real Estate Fund™
Schwab Short-Term Bond Index Fund
Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The funds invest in certain other investment companies (underlying funds). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC).
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Bonds and notes: Fixed income investments are generally valued using an evaluated price at the mid-point of the bid/ask spread provided by an approved, independent pricing service (mid-price). To determine the evaluated mid-price, a pricing service may use a variety of techniques and inputs. Techniques may include, but are not limited to, spread models that calculate an investment-specific price relative to a benchmark or yield curve models that establish a price based on yields of comparable bonds along a range of maturities. Inputs differ by valuation approach and technique, as appropriate, and examples of inputs may include, but are not limited to, interest rates, market conditions, comparable bonds, market trades, projected cash flows, credit reviews and issuer news.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee

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Schwab Taxable Bond Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•   Short-term securities (60 days or less to maturity): Securities with remaining maturities of 60 days or less are generally valued at an evaluated price; however, such securities may be valued at their amortized cost if it approximates the security’s market value.
•   Underlying funds: Mutual funds are valued at their respective NAVs.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of August 31, 2018 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may

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Financial Notes (continued)

2. Significant Accounting Policies (continued):
vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their market value may change daily.
Inflation-Protected Securities: The Schwab Treasury Inflation Protected Securities Index Fund invests in inflation-protected securities. Inflation-protected securities are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these instruments is generally fixed at issuance at a rate lower than typical bonds or notes. Over the life of an inflation-indexed instrument, however, interest will be paid based on a principal value, which is adjusted for any inflation or deflation. Any increase or decrease in the principal amount of an inflation-protected security will be included as an addition or reduction to interest income on the Statement of Operations, even though investors do not receive their principal until maturity.
TBA Commitments: The funds may enter into “TBA” (to be announced) commitments to purchase or sell securities for a fixed price at a future date. Payments or proceeds of TBA commitments are not delivered until the contractual settlement date. Unsettled TBA commitments are valued at the current market value generally according to the procedures described above in the Security Valuation section. The funds’ use of TBA commitments may cause the funds to experience higher portfolio turnover and higher transaction costs.
Agency MBS and TBA Transactions: The Treasury Market Practices Group (TMPG) of the Federal Reserve Bank of New York recommended the margining of certain forward-settling Agency MBS transactions to reduce counterparty credit risk. The TMPG recommended market participants exchange two-way variation margin on a regular basis. The Schwab Intermediate-Term Bond Fund, Schwab U.S. Aggregate Bond Index Fund and Schwab GNMA Fund post and receive variation margin with certain counterparties in instances where the unrealized gain/loss on such transactions exceeds certain pre-determined thresholds. The variation margin, if any, is disclosed on the Statement of Assets and Liabilities.
Delayed Delivery Transactions and When-Issued Securities: During the period, certain funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the funds’ Portfolio Holdings. The funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the funds identify securities as segregated in their records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.
Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allow the funds or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent. The aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan. Securities lending fees paid to the unaffiliated lending agents start at 10% of gross lending revenue, with subsequent breakpoints to a low of 7.5%. Any expenses charged by the cash collateral fund are in addition to these fees.
As of August 31, 2018, the funds had no securities on loan.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved. Gains and losses from paydowns on mortgage and asset backed securities are recorded as adjustments to interest income.

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Financial Notes (continued)

2. Significant Accounting Policies (continued):
When a fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes premiums and accretes discounts from the purchase settlement date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. Certain securities may be callable (meaning that the issuer has the option to pay it off before its maturity date). The fund amortizes the premium and accretes the discount on each callable security to the security’s maturity date, except when the purchase price is higher than the call price at the security’s call date (in which case the premium is amortized to the call date).
(e) Expenses:
Schwab Intermediate-Term Bond Fund and Schwab GNMA Fund: Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.
Schwab Treasury Inflation Protected Securities Index Fund, Schwab U.S. Aggregate Bond Index Fund and Schwab Short-Term Bond Index Fund: Pursuant to an Amended and Restated Investment Advisory Agreement between Charles Schwab Investment Management, Inc. (CSIM or the investment advisor) and the Schwab Treasury Inflation Protected Securities Index Fund and an Investment Advisory Agreement between CSIM and the Schwab U.S. Aggregate Bond Index Fund and Schwab Short-Term Bond Index Fund, CSIM pays the operating expenses of the funds, excluding acquired fund fees and expenses, taxes, any brokerage expenses, and extraordinary or non-routine expenses. Taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to a fund are charged directly to the fund.
(f) Agency Mortgage-Backed Securities Charges:
Due to market conditions or other reasons, delivery of U.S. Treasury securities, agency debt and agency mortgage-backed securities may not occur on a timely basis. In these instances, a fund may fail to receive a security purchased causing the fund to be unable to deliver a security sold. The TMPG recommends voluntary fail charges when securities are not delivered as agreed by the parties. These fails charges are included in net realized gains (losses) on each fund’s Statement of Operations, if any.
(g) Distributions to Shareholders:
The funds, except for the Schwab Treasury Inflation Protected Securities Index Fund, declare distributions from net investment income, if any, every day they are open for business. These distributions, which are substantially equal to a fund’s net investment income for that day, are paid out to shareholders once a month. The Schwab Treasury Inflation Protected Securities Index Fund declares and pays distributions from net investment income, if any, quarterly. All the funds make distributions from net realized capital gains, if any, once a year.
(h) Custody Credit:
Schwab Intermediate-Term Bond Fund and Schwab GNMA Fund have an arrangement with their custodian bank, State Street Bank and Trust Company (State Street), under which the funds may receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.
(i) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(j) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

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Financial Notes (continued)

2. Significant Accounting Policies (continued):
(k) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
(l) Recent Accounting Standards:
In March 2017, the FASB issued Accounting Standards Update “Premium Amortization on Purchased Callable Debt Securities” which amends the amortization period for a callable debt security held at a premium from the maturity date to the earliest call date. The guidance is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management believes these changes will not have a material impact to the financial statements.
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update “Fair Value Measurement (Topic 820)” (ASU 2018-13) which modifies the disclosure requirements for fair value measurement by removing, modifying, or adding certain disclosures. The amendments are effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The funds are permitted to early adopt any removed or modified disclosures upon issuance of this update and delay adoption of the additional disclosures until their effective date. The funds have early adopted certain removed or modified disclosures, including the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for timing of transfers between levels upon issuance of ASU 2018-13, and have delayed adoption of the additional disclosures until their effective date. At this time, management is currently evaluating the impact that the adoption of the additional disclosures will have on the funds’ financial statements.

3. Risk Factors:
The funds invest mainly in corporate bonds, mortgage-backed and asset-backed securities, government or municipal obligations, and other debt securities. These investments may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below:
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Investment Style Risk. Certain funds are index funds. Therefore, they follow the securities included in their respective index during upturns as well as downturns. Because of their indexing strategies, the funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of a fund’s expenses, the fund’s performance may be below that of its index.
Interest Rate Risk. The funds’ investments in fixed-income securities are subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, a fund’s yield will change over time. During periods when interest rates are low, a fund’s yield (and total return) also may be low. Changes in interest rates also may affect the fund’s share price: a rise in interest rates could cause a fund’s share price to fall. The longer a fund’s portfolio duration, the more sensitive to interest rate movements its share price is likely to be. A change in a central bank’s monetary policy or improving economic conditions, among other things, may result in an increase in interest rates.
Sampling Index Tracking Risk. An index fund may not fully replicate its respective index and may hold securities not included in the respective index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the fund utilizes a sampling approach it may not track the return of the index as well as it would if it purchased all of the securities in the index.
Tracking Error Risk. Certain funds are designed to track the performance of their comparative index, although they may not be successful in doing so. The divergence between the performance of a fund and its comparative index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Credit Risk. The funds are subject to the risk that a decline in the credit quality of a portfolio investment could cause the funds to lose money or underperform. The funds could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.

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Financial Notes (continued)

3. Risk Factors (continued):
Liquidity Risk. The funds may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the funds may have to sell them at a loss.
Concentration Risk. To the extent that a fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Prepayment and Extension Risk. The funds’ portfolio investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the funds to hold securities paying lower-than-market rates of interest, which could hurt the funds’ yield or share price.
High-Yield Risk. High-yield securities and unrated securities of similar credit quality (sometimes called junk bonds) that the funds may invest in are subject to greater levels of credit and liquidity risks, and may be more volatile than higher-rated securities. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Foreign Investment Risk. Certain funds’ investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of a fund’s investments, and could impair a fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. To the extent a fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and a fund’s price may be more volatile than the price of a fund that is geographically diversified.
Emerging Market Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with a fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Mortgage-Backed and Mortgage Pass-Through Securities Risk. Certain of the mortgage-backed securities in which a fund may invest are not backed by the full faith and credit of the U.S. government and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it was not obligated to do so. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. Because of prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates — both increases and decreases — may quickly and significantly affect the value of certain mortgage-backed securities. Transactions in mortgage pass-through securities often occur through To Be Announced (TBA) transactions. Default by or bankruptcy of a counterparty to a TBA transaction could expose a fund to possible losses because of an adverse market action, expenses, or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction.
Mortgage Dollar Rolls Risk. Mortgage dollar rolls are transactions in which a fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. A fund’s mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.
Derivatives Risk. Certain funds may invest in derivative instruments. The principal types of derivatives used by the funds are futures contracts. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause a fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.

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Financial Notes (continued)

3. Risk Factors (continued):
A fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, credit risk, leverage risk and market risk, are discussed elsewhere in this section. A fund’s use of futures is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable futures transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular future may be valued incorrectly. Correlation risk is the risk that changes in the value of the future may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of futures may cause the fund to realize higher amounts of short-term capital gains. A fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and could cause the fund to lose more than the initial amount invested. However, these risks are less severe when a fund uses derivatives for hedging rather than to enhance the fund’s returns or as a substitute for a position or security.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Inflation Protected Security Risk. The value of inflation-protected securities, including TIPS, generally will fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.
Leverage Risk. Certain fund transactions, such as derivatives, TBA transactions and mortgage dollar rolls, may give rise to a form of leverage and may expose the funds to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of a fund’s portfolio securities. The use of leverage may cause a fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
Money Market Fund Risk. Certain funds may invest in underlying money market funds that either seek to maintain a stable $1 net asset value (“stable share price money market funds”) or that have a share price that fluctuates (“variable share price money market funds”). Although an underlying stable share price money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in such a money market fund. Because the share price of an underlying variable share price money market fund will fluctuate, when a fund sells the shares it owns they may be worth more or less than what the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.
Portfolio Turnover Risk. A fund may buy and sell portfolio securities actively. An index fund may engage in frequent trading of its portfolio securities in connection with its tracking of the index, primarily due to the fund rolling over its positions in TBAs as it tracks the portion of the index represented by mortgage-backed securities. A higher portfolio turnover rate may result in increased transaction costs, which may lower a fund’s performance. A higher portfolio turnover rate can also result in an increase in taxable capital gains distributions to a fund’s shareholders.
Please refer to the funds’ prospectuses for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Advisory Agreement between it and the trust.
For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on each fund’s average daily net assets as follows:
% of Average Daily Net Assets	Schwab Intermediate-Term Bond Fund	Schwab GNMA Fund
First $500 million	0.30%	0.30%
Over $500 million	0.22%	0.22%

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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
For the period ended August 31, 2018, the aggregate advisory fees paid to CSIM by the Schwab Intermediate-Term Bond Fund and the Schwab GNMA Fund were 0.30% and 0.30%, respectively, as a percentage of each fund’s average daily net assets.
Schwab Treasury Inflation Protected Securities Index Fund	Schwab U.S. Aggregate Bond Index Fund	Schwab Short-Term Bond Index Fund
0.05%	0.04%	0.06%
Shareholder Servicing
Schwab Intermediate-Term Bond Fund and Schwab GNMA Fund: The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, Schwab) (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds.
Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the funds (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the funds), and a fund will pay no more than 0.25% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
Expense Limitation
Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the Schwab Intermediate-Term Bond Fund and Schwab GNMA Fund, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (expense limitation). The expense limitation as a percentage of average daily net assets is 0.45% and 0.55%, respectively, for the Schwab Intermediate-Term Bond Fund and Schwab GNMA Fund.

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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Investments from Affiliates
Certain funds in the Fund Complex (for definition refer to Trustees and Officers section) may own shares of other funds in the Fund Complex. The table below reflects the percentage of shares of each fund in this report that are owned by other funds in the Fund Complex as of August 31, 2018, as applicable:
	Underlying Funds
	Schwab Intermediate-Term Bond Fund	Schwab Treasury Inflation Protected Securities Index Fund	Schwab U.S. Aggregate Bond Index Fund	Schwab Short-Term Bond Index Fund
Schwab MarketTrack Growth Portfolio	—%	—%	6.1%	—%
Schwab MarketTrack Balanced Portfolio	—%	—%	9.3%	—%
Schwab MarketTrack Conservative Portfolio	—%	—%	6.8%	—%
Schwab MarketTrack Growth Portfolio II	—%	—%	0.2%	—%
Schwab Target 2010 Fund	—%	0.5%	0.7%	1.1%
Schwab Target 2015 Fund	—%	0.8%	1.1%	1.7%
Schwab Target 2020 Fund	0.9%	3.3%	5.8%	8.0%
Schwab Target 2025 Fund	1.8%	1.1%	4.3%	5.0%
Schwab Target 2030 Fund	3.6%	—%	5.8%	5.7%
Schwab Target 2035 Fund	1.5%	—%	1.9%	1.8%
Schwab Target 2040 Fund	3.0%	—%	2.7%	1.8%
Schwab Target 2045 Fund	0.3%	—%	0.3%	0.1%
Schwab Target 2050 Fund	0.2%	—%	0.1%	0.1%
Schwab Target 2055 Fund	0.1%	—%	0.1%	0.1%
Schwab Target 2060 Fund	0.0%*	—%	0.0%*	—%
Schwab Monthly Income Fund — Moderate Payout	2.9%	—%	0.8%	—%
Schwab Monthly Income Fund — Enhanced Payout	6.7%	—%	1.7%	—%
Schwab Monthly Income Fund — Maximum Payout	4.6%	—%	1.2%	—%
Schwab Balanced Fund	16.7%	—%	6.1%	—%
*	Less than 0.05%.
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees. Schwab Intermediate-Term Bond Fund and Schwab GNMA Fund pay non-interested persons (independent trustees), as noted on each fund’s Statement of Operations. For Schwab Treasury Inflation Protected Securities Index Fund, Schwab U.S. Aggregate Bond Index Fund and Schwab Short-Term Bond Index Fund, the independent trustees are paid by CSIM. For more information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

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Financial Notes (continued)

6. Borrowing from Banks:
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $555 million line of credit (the Syndicated Credit Facility), which matured on October 5, 2017. On October 5, 2017, the Syndicated Credit Facility was amended to run for a new 364 day period with an increased line of $605 million, maturing on October 4, 2018. Under the terms of the Syndicated Credit Facility, for Schwab Intermediate-Term Bond Fund and Schwab GNMA Fund, in addition to the interest charged on any borrowings by the funds, each fund paid a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the Syndicated Credit Facility. For Schwab Treasury Inflation Protected Securities Index Fund, Schwab U.S. Aggregate Bond Index Fund and Schwab Short-Term Bond Index Fund, in addition to paying the interest charged on any borrowings from the funds, if any, CSIM paid the commitment fee of 0.15% per annum on the funds’ proportionate share of the unused portion of the Syndicated Credit Facility.
On December 1, 2017, the funds became participants with other U.S. registered investment companies managed by CSIM in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility) with State Street, which matures on November 30, 2018. Under the terms of the Uncommitted Credit Facility, Schwab Intermediate-Term Bond Fund and Schwab GNMA Fund pay interest on the amount of any fund borrowings. For Schwab Treasury Inflation Protected Securities Index Fund, Schwab U.S. Aggregate Bond Index Fund and Schwab Short-Term Bond Index Fund, CSIM pays interest on the amount of any fund borrowings. There were no borrowings from either line of credit during the period.
All of the funds also have access to custodian overdraft facilities. Schwab Intermediate-Term Bond Fund and Schwab GNMA Fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed in the funds’ Statement of Operations, if any. Schwab Treasury Inflation Protected Securities Index Fund, Schwab U.S. Aggregate Bond Index Fund and Schwab Short-Term Bond Index Fund may have utilized the overdraft facility and incurred an interest expense, which is paid by CSIM. The interest expense is determined based on a negotiated rate above the Federal Funds Rate.

7. Purchases and Sales/Maturities of Investment Securities:
For the period ended August 31, 2018, purchases and sales/maturities of securities (excluding in-kind transactions and short-term obligations) were as follows:
	Purchases of Long-Term U.S. Government Securities*	Purchases of Other Long-Term Securities	Total Purchases of Long-Term Securities
Schwab Intermediate-Term Bond Fund	$437,604,793	$98,473,289	$536,078,082
Schwab GNMA Fund	317,950,509	—	317,950,509
Schwab Treasury Inflation Protected Securities Index Fund	297,004,275	—	297,004,275
Schwab U.S. Aggregate Bond Index Fund	2,002,255,156	327,675,893	2,329,931,049
Schwab Short-Term Bond Index Fund	311,047,550	118,253,137	429,300,687
	Sales/Maturities of Long-Term U.S. Government Securities*	Sales/Maturities of Other Long-Term Securities	Total Sales/Maturities of Long-Term Securities
Schwab Intermediate-Term Bond Fund	$446,629,748	$103,673,739	$550,303,487
Schwab GNMA Fund	380,919,968	—	380,919,968
Schwab Treasury Inflation Protected Securities Index Fund	117,329,845	—	117,329,845
Schwab U.S. Aggregate Bond Index Fund	1,570,371,672	133,718,757	1,704,090,429
Schwab Short-Term Bond Index Fund	215,453,905	61,560,808	277,014,713
*	Includes securities guaranteed by U.S. Government Agencies.

8. Derivatives:
Certain funds entered into U.S. Treasury futures contracts (futures). The funds invested in futures contracts to help manage the effects of interest rate changes. The current value and variation margin for futures contracts held at August 31, 2018 are presented on the Portfolio Holdings and Statement of Assets, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period

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Financial Notes (continued)

8. Derivatives (continued):
ended August 31, 2018, the funds did not hold any futures contracts at any month end. The average notional amounts and number of contracts for Schwab Intermediate-Term Bond Fund were calculated by aggregating the highest daily values held by the fund. The average notional amount was $240,316 and the average number of contracts held was 2.

9. Federal Income Taxes:
As of August 31, 2018, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	Schwab Intermediate-Term Bond Fund	Schwab GNMA Fund	Schwab Treasury Inflation Protected Securities Index Fund	Schwab U.S. Aggregate Bond Index Fund	Schwab Short-Term Bond Index Fund
Tax cost	$336,177,982	$251,723,770	$751,769,996	$2,116,841,469	$530,559,636
Gross unrealized appreciation	$724,865	$399,993	$6,628,571	$1,567,056	$133,561
Gross unrealized depreciation	(4,756,141)	(6,736,361)	(12,219,767)	(42,691,798)	(7,515,085)
Net unrealized appreciation (depreciation)	($4,031,276)	($6,336,368)	($5,591,196)	($41,124,742)	($7,381,524)
As of August 31, 2018, the components of distributable earnings on a tax basis were as follows:
	Schwab Intermediate-Term Bond Fund	Schwab GNMA Fund	Schwab Treasury Inflation Protected Securities Index Fund	Schwab U.S. Aggregate Bond Index Fund	Schwab Short-Term Bond Index Fund
Undistributed ordinary income	$181,450	$132,343	$9,684,332	$470,844	$237,178
Undistributed long-term capital gains	—	—	—	—	—
Net unrealized appreciation (depreciation) on investments	(4,031,276)	(6,336,368)	(5,591,196)	(41,124,742)	(7,381,524)
Total	($3,849,826)	($6,204,025)	$4,093,136	($40,653,898)	($7,144,346)
The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these appreciation or depreciation differences, as applicable.
Net investment income and realized capital gains and losses may differ for financial statement and tax purposes primarily due to differing treatments of paydown gains and losses and amortization of bond discounts and premiums.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of August 31, 2018, the funds had capital loss carryforwards available to offset future net capital gains before the expiration dates as follows:
Expiration Date	Schwab Intermediate-Term Bond Fund	Schwab GNMA Fund	Schwab Treasury Inflation Protected Securities Index Fund	Schwab U.S. Aggregate Bond Index Fund	Schwab Short-Term Bond Index Fund
No expiration	$4,880,271	$13,733,334	$1,268,337	$9,538,296	$1,742,570
Total	$4,880,271	$13,733,334	$1,268,337	$9,538,296	$1,742,570
For tax purposes, net realized capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended August 31, 2018, the funds had no late-year ordinary losses deferred and had no capital losses deferred.

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Financial Notes (continued)

9. Federal Income Taxes (continued):
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	Schwab Intermediate-Term Bond Fund	Schwab GNMA Fund	Schwab Treasury Inflation Protected Securities Index Fund	Schwab U.S. Aggregate Bond Index Fund	Schwab Short-Term Bond Index Fund
Current Period Distributions
Ordinary income	$6,573,107	$6,684,817	$16,246,484	$46,937,145	$8,717,739
Long-term capital gains	—	—	—	—	—
Prior Period Distributions
Ordinary income	$7,749,284	$7,737,421	$7,315,871	$11,477,708	$1,707,873
Long-term capital gains	1,002,969	—	—	—	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences, which are mainly due to differing treatments of paydown gains and losses and amortization of bond discounts and premiums, may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of August 31, 2018, the funds made the following reclassifications:
	Schwab Intermediate-Term Bond Fund	Schwab GNMA Fund	Schwab Treasury Inflation Protected Securities Index Fund	Schwab U.S. Aggregate Bond Index Fund	Schwab Short-Term Bond Index Fund
Capital shares	$—	$—	$—	$—	$—
Undistributed net investment income	431,589	1,929,572	350	2,430,593	—
Net realized capital gains and losses	(431,589)	(1,929,572)	(350)	(2,430,593)	—
As of August 31, 2018, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended August 31, 2018, the funds did not incur any interest or penalties.

10. Subsequent Events:
At a meeting held on September 25, 2018, the Board of the trust approved the liquidation of, and the related plan of liquidation for the Schwab GNMA Fund (the Fund). The Fund will redeem all of its outstanding shares on or about November 15, 2018 (the liquidation date), and distribute the proceeds to the Fund’s shareholders in amounts equal to each shareholder’s proportionate interest in the net assets of the Fund after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities. Additionally, the Fund anticipates making a distribution of any net income and realized capital gains of the Fund prior to or on the liquidation date, which may be taxable to Fund shareholders.
Other than the planned liquidation of the Fund as discussed above, management has determined there are no other subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Investments and Shareholders of Schwab Intermediate-Term Bond Fund, Schwab GNMA Fund, Schwab Treasury Inflation Protected Securities Index Fund, Schwab U.S. Aggregate Bond Index Fund and Schwab Short-Term Bond Index Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolio holdings, of Schwab Intermediate-Term Bond Fund, Schwab GNMA Fund, Schwab Treasury Inflation Protected Securities Index Fund, Schwab U.S. Aggregate Bond Index Fund and Schwab Short-Term Bond Index Fund (five of the funds constituting Schwab Investments, hereafter collectively referred to as the “Funds”) as of August 31, 2018, the related statements of operations for the year ended August 31, 2018, the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Schwab U.S. Aggregate Bond Index Fund and Schwab Short-Term Bond Index Fund: statement of changes in net assets for the year ended August 31, 2018 and for the period February 23, 2017 (commencement of operations) through August 31, 2017.
Schwab Intermediate-Term Bond Fund, Schwab GNMA Fund and Schwab Treasury Inflation Protected Securities Index Fund: statements of changes in net assets for each of the two years in the period ended August 31, 2018.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
San Francisco, California
October 17, 2018
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 1989.

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Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the 1940 Act) requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement (the Agreement) between Schwab Investments (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Schwab Intermediate-Term Bond Fund, Schwab GNMA Fund, Schwab Treasury Inflation Protected Securities Index Fund, Schwab U.S. Aggregate Bond Index Fund and Schwab Short-Term Bond Index Fund (the Funds), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. The Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.
The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at meetings held on April 26, 2018, and June 5, 2018, and approved the renewal of the Agreement with respect to the Funds for an additional one year term at the meeting held on June 5, 2018. The Board’s approval of the continuance of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;
2.	the Funds’ investment performance and how it compared to that of certain other comparable mutual funds;
3.	the Funds’ expenses and how those expenses compared to those of certain other comparable mutual funds;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining qualified personnel, and information security resources. The Trustees also considered information provided by CSIM relating to the Funds’ portfolio management team, portfolio strategy and risk oversight structure, and internal investment guidelines. The Trustees also considered investments in CSIM’s infrastructure. The Trustees considered that many of the Funds’ shareholders are also brokerage clients of Schwab. The Trustees considered Schwab’s wide range of products, services, and channel alternatives such as investment research tools and Internet access and an array of account features that benefit the Funds and many of their shareholders. The Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered the Funds’ performance in determining whether to renew the Agreement with respect to the Funds. Specifically, the Trustees considered the Funds’ performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of total return, yield, and market trends. As part of this review, the Trustees considered the selection criteria and composition of the peer category. In evaluating the performance of each

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Fund, the Trustees considered the risk profile for such Fund and the appropriateness of the benchmark used to compare the performance of the Fund. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and also noted that performance is reviewed throughout the year by a designated committee of the Board and by the Board. Although Schwab Intermediate-Term Bond Fund and Schwab GNMA Fund had performance that lagged that of a relevant peer group for certain (although not all) periods considered, the Board concluded that other factors relevant to performance supported renewal of the Agreement with respect to Schwab Intermediate-Term Bond Fund and Schwab GNMA Fund, including that the underperformance was attributable, to a significant extent, to investment decisions by CSIM that were reasonable and consistent with the respective investment objectives and policies of Schwab Intermediate-Term Bond Fund and Schwab GNMA Fund and that CSIM had taken steps designed to help improve performance. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.
Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The Trustees considered the effects of CSIM’s and Schwab’s practice of waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep an expense cap in place for Schwab Intermediate-Term Bond Fund and Schwab GNMA Fund for so long as CSIM serves as the adviser to the Fund. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as exchange-traded funds and separately managed accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly, and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefit to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the compensation and profitability with respect to each Fund under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to such Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.
Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or unitary fee structure or other means, including any fee waivers or expense caps by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when Fund assets were relatively small through their contractual expense waivers for certain Funds. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the existing contractual investment advisory fee schedules relating to the Schwab Intermediate-Term Bond Fund and Schwab GNMA Fund that, in each case, include lower fees at higher graduated asset levels. The Trustees also considered the relatively low advisory fee and unitary fee structure for Schwab Treasury Inflation Protected Securities Index Fund, Schwab U.S. Aggregate Bond Index Fund and Schwab Short-Term Bond Index Fund. Based on this evaluation, and in consideration of the previously negotiated commitments made by CSIM and Schwab as discussed above, the Board concluded, within the context of its full deliberations, that each Fund obtains reasonable benefit from economies of scale.
In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Investments, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 104 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	104	Director, PS Business Parks, Inc. (2005 – 2012)
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow, The Hoover Institution at Stanford University (public policy think tank) (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – 2015).	104	Director, Gilead Sciences, Inc. (2005 – present)
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President and Chairman, TIAA Charitable (financial services) (2014 – 2016); Senior Managing Director, TIAA (financial services) (2003 – 2016).	104	None
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant, LLC (wealth management) (Jan. 2008 – Apr. 2012).	104	None

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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	104	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013).	104	Director, KLA-Tencor Corporation (2008 – present)
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant, Patmore Management Consulting (management consulting) (2008 – present).	104	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	104	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Co-CEO, Colgin Cellars, LLC (vineyards) (Feb. 1998 – present).	104	Board Member and Chairman of the Audit Committee, Ionis Pharmaceuticals (1994 – present) Lead Independent Director and Chair of Audit Committee, OUTFRONT Media Inc. (2014 – present)

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Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation (Oct. 2008 – present); President and Chief Executive Officer (Oct. 2008 – present), Director (May 2008 – present), Charles Schwab & Co., Inc.; Director, Charles Schwab Bank (Apr. 2006 – present); Director (May 2008 – present), President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; and Director, Charles Schwab Investment Management, Inc. (July 2016 – present).	104	Director, The Charles Schwab Corporation (2008 – present)
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm) (Mar. 2007 – Aug. 2010).	104	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present), Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President, Charles Schwab & Co., Inc. (July 2015 – present); Chief Financial Officer (July 2015 – Aug. 2017), Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director, Charles Schwab & Co., Inc. (May 2007 – present); Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	104	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm) (Mar. 2007 – Aug. 2010).

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Schwab Taxable Bond Funds
Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Jan. 2016 – present); Assistant Treasurer, Schwab Funds and Laudus Funds (Dec. 2013 – Dec. 2015), Schwab ETFs (Nov. 2013 – Dec. 2015); Vice President, Charles Schwab Investment Management, Inc. (Oct. 2013 – present); Executive Director, J.P. Morgan Investor Services (Apr. 2011 – Sept. 2013); Assistant Treasurer, Massachusetts Financial Service Investment Management (May 2005 – Mar. 2011).
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – Dec. 2015); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – Dec. 2015) and Schwab ETFs (Oct. 2009 – Dec. 2015); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Apr. 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (investment management firm) (May 2009 – Apr. 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (investment management firm) (Apr. 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (Apr. 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, and is a director of CSIM. Ms. Chandoha is an Interested Trustee because she owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

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Schwab Taxable Bond Funds
Glossary

agency discount notes  Notes issued by federal agencies—known as Government Sponsored Enterprises, or GSEs—at a discount to their value at maturity. An agency discount note is a short-term investment offering a high degree of credit quality.
Alternative Minimum Tax (AMT)  A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.
asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset-backed securities  Bond or other debt securities that represent ownership in a pool of assets such as credit card debt.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
average rate  The average rate of interest paid annually by the fixed-income securities in a fund or portfolio.
Bloomberg Barclays GNMA Index  An index that includes the mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA).
Bloomberg Barclays US Aggregate Bond Index  An index that represents securities that are SEC registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The index excludes certain types of securities, including state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds.
Bloomberg Barclays US Government/Credit 1 – 5 Year Index  An index that includes investment-grade government and corporate bonds that are denominated in U.S. dollars and have maturities of 1-5 years. Bonds are represented in the index in proportion to their market value.
Bloomberg Barclays US Intermediate Aggregate Bond Index  An index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
Bloomberg Barclays US Treasury Inflation-Linked Bond Index (Series-L)  An index that tracks inflation-protected securities issued by the U.S. Treasury that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
call  An early repayment of a bond’s principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.
call protection  A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
certificate of participation  A municipal bond that is repaid from an annual budget appropriation rather than being backed by the full faith and credit of the issuer.
coupon, coupon rate  The annual rate of interest paid until maturity by the issuer of a debt security.
credit-enhanced securities  Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.
credit quality  The capacity of an issuer to make its interest and principal payments. See chart below.
Credit Ratings
Most major bond issuers arrange with a recognized independent rating organization, such as Standard & Poor’s (S&P) or Moody’s Investors Service, to rate the creditworthiness of their bonds. The spectrum of these ratings is divided into two major categories: investment grade and below investment grade (sometimes called “junk bonds”). Bonds rated below investment grade range from those that are considered to have some vulnerability to default to those that appear on the brink of default or are in default.

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Schwab Taxable Bond Funds
credit risk  The risk that a bond issuer may be unable to pay interest or principal to its bondholders.
discount rate  The implied rate on a debt security that does not pay interest but is bought at a discount and redeemed at face value when it matures.
duration  A measure of an individual bond’s sensitivity to interest rates, expressed in years. Calculations of duration generally take into account the bond’s yield, interest payments, maturity date and call features.
weighted average duration  A measure of the duration of all bonds in a fund’s portfolio, also expressed in years, based on the market value weighted average duration of each bond in the portfolio.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
general obligation bonds  Municipal bonds that are secured by the issuer’s full faith and credit, which typically is backed by the power of the issuer to levy taxes.
interest  Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.
interest rate risk  The risk that a bond’s value will fluctuate if market interest rates change or are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.
liquidity-enhanced security  A security that when tendered is paid from funds advanced by an entity other than the issuer (such as a large financial institution). Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities prior to their final maturity.
market risk  Those elements of risk that are common to all securities in an asset class, and therefore cannot be significantly reduced by diversification within the asset class. Also known as “systemic risk.”
maturity  The maturity of a bond will generally be determined using a portfolio security’s final maturity date (date on which the final principal payment of a bond is scheduled to be paid); however, for securitized products, such as mortgage-backed securities and certain other asset-backed securities, maturity will be determined on an average life basis (weighted average time to receipt of all principal payments) by the investment adviser. Because pre-payment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted precisely. For securities with embedded demand features, such as puts or calls, either the demand date or the final maturity date will be used depending on interest rates, yields and other market conditions. The weighted average maturity (WAM) of a fund is dollar-weighted based upon the market value of a fund’s securities at the time of the calculation.
mortgage-backed securities  Bond or other debt securities that represent ownership in a pool of mortgage loans.
muni, municipal bonds, municipal securities  Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
prepayment risk  The risk that a mortgage-backed security may be paid off early, typically because interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.
refunded bond  A bond for which the principal and interest payments are secured or guaranteed by cash or U.S. government securities held in an escrow account.
restricted securities  Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.
revenue bonds  Municipal bonds that are issued to finance public works projects and are secured by revenue generated by the project (such as water and sewer fees) rather than the full faith and credit of the issuer.
section 4(2)/144A securities  Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.
taxable equivalent yield  The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable equivalent yield for you of 6.0% (4.5% ÷ [1 – 0.25%] = 6.0%).
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.
yield to maturity  The annualized rate of return a bondholder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond’s current price and its principal amount, or face value.

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Schwab Taxable Bond Funds
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•  TRANSACTION AND EXPERIENCE INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements;
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2018 Schwab Funds. All rights reserved.

Schwab Taxable Bond Funds  |  Annual Report

Schwab Taxable Bond Funds
Charles Schwab Investment Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Charles Schwab Investment Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

The Schwab Funds Family®
Equity Funds
Schwab Core Equity Fund™
Schwab Dividend Equity Fund™
Schwab Large-Cap Growth Fund™
Schwab Small-Cap Equity Fund™
Schwab Hedged Equity Fund™
Schwab Health Care Fund™
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund™
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab® U.S. Large-Cap Growth Index Fund
Schwab® U.S. Large-Cap Value Index Fund
Schwab® U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund™
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab® Monthly Income Funds
Bond Funds
Schwab Intermediate-Term Bond Fund™
Schwab GNMA Fund™
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab® U.S. Aggregate Bond Index Fund
Schwab® Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund™1
Schwab California Tax-Free Bond Fund™1
Schwab Money Funds
Schwab offers an array of money market funds.2 Choose from taxable or tax-advantaged alternatives. Some are linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Investor or Ultra fund share classes.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds®
1-877-824-5615
© 2018 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

[1]	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
[2]	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR13655-21
00215297

Annual Report  |  August 31, 2018
Schwab Tax-Free Bond Funds

Schwab Tax-Free
Bond Fund™
Schwab California
Tax-Free Bond Fund™

Two ways investors can include bond funds in an asset allocation strategy.
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)
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Schwab Tax-Free Bond Funds  |  Annual Report

Schwab Tax-Free Bond Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.
Total Returns for the 12 Months Ended August 31, 2018
Schwab Tax-Free Bond Fund (Ticker Symbol: SWNTX)	-0.22%
S&P National AMT-Free Municipal Bond Index	0.31%
Bloomberg Barclays 7-Year Municipal Bond Index	-0.79%
Fund Category: Morningstar Municipal National Intermediate Bond[1]	0.14%
Performance Details	pages 9-10

Schwab California Tax-Free Bond Fund (Ticker Symbol: SWCAX)	0.14%
S&P California AMT-Free Municipal Bond Index	0.57%
Bloomberg Barclays 7-Year Municipal Bond Index	-0.79%
Fund Category: Morningstar Municipal California Intermediate/Short Bond[1]	0.22%
Performance Details	pages 11-12

Minimum Initial Investment[2]	$ 100
All total return figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for each fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[2]	Please see prospectus for further detail and eligibility requirements.
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Schwab Tax-Free Bond Funds
From the CEO

Marie Chandoha
CEO of Charles Schwab
Investment Management, Inc.
and the funds covered
in this report.
Dear Shareholder,
Every so often, it can be a good idea to hit the pause button and reflect on what’s going well. The U.S. economy is one place to start: earlier this year, the current expansion became the second-longest on record. This strong performance has pushed unemployment to the lowest levels in decades, boosted the prospects of American businesses and workers alike, and driven up the value of many investors’ portfolios.
Now comes the question of whether this prolonged strength could turn into too much of a good thing. Much attention of late has been focused on whether the current economic expansion is on the path to overheating, and rising inflation figures have added to those concerns. Bond investors have much at stake as climbing inflation tends to weigh on bond prices, but there’s reason to believe that when inflation is rising, the risk tied to overreacting is often underestimated.
Charles Schwab Investment Management recently studied inflation data going back to 1982, and our findings may surprise you.1 Over the years, there has been no shortage of advice about the types of assets investors should add to protect their portfolios against rising inflation. But what we found is that no single asset class provides protection against inflation on a consistent basis. In some cases, assets added to help protect against inflation actually introduced additional risk into an investor’s portfolio. Further, the common belief that fixed income and equities both consistently perform poorly in times of higher inflation turned out to be untrue.
In the end, our researchers concluded that a thoughtful, well-diversified approach is the most effective way to prepare for inflation. With bonds, it’s worth a reminder that price isn’t everything; total return is a function of both price and the income generated from coupon payments. In some instances, the income can be enough to offset price declines tied to rising interest rates. This was part of the reason the Schwab California Tax-Free Bond Fund generated a positive return over the 12-month reporting period ended August 31, 2018, even as rising yields pushed lower the prices of the underlying bonds.
But it’s also worth remembering that one of the key reasons investors choose tax-free bonds is their different risk profile than that of corporate bonds. In a growing economy with prices rising, municipalities earn more tax revenue,
[1]	Gilliam, Jake, et al. Inflation Protection: The Benefits of a Diversified Asset-Class Approach. Charles Schwab Investment Management, 2018.
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Schwab Tax-Free Bond Funds
From the CEO (continued)

“ Rather than try to time shifts in investor sentiment, our focus is to provide investors with tools for building better portfolios.”
further solidifying their ability to make good on debt payments. This quality can strengthen the appeal of municipal bonds even as inflation is rising.
We don’t know how long this current market environment will last. Rather than try to time shifts in investor sentiment, our focus is to provide investors with tools for building better portfolios. The Schwab Tax-Free Bond Funds play an instrumental part in that effort, and we believe they are valuable for any investor looking to maintain tax-advantaged exposure to the fixed-income markets for the long term. A portfolio you can feel confident in, no matter what the market does, is a great thing to have.
Thank you for investing with Charles Schwab Investment Management. For more information about the Schwab Tax-Free Bond Funds, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
Past performance cannot guarantee future results.
Diversification cannot ensure a profit or eliminate the risk of investment losses.
Management views may have changed since the report date.
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Schwab Tax-Free Bond Funds
The Investment Environment

Over the 12-month reporting period ended August 31, 2018, returns in fixed-income markets were mixed but mostly negative as the U.S. economy continued to expand and U.S. equity markets rallied. In its effort to return to more-normalized monetary policy, the Federal Reserve (Fed) raised short-term interest rates three times over the reporting period. Despite U.S. inflation remaining relatively benign, inflation concerns grew, oil prices rose, and growth in several large international economies slowed. In this environment, U.S. municipal (muni) bonds generated only slightly positive returns while yields generally rose (bond yields and bond prices move in opposite directions). For the reporting period, the S&P California AMT-Free Municipal Bond Index returned 0.57% and the S&P National AMT-Free Municipal Bond Index returned 0.31%. In comparison to taxable bonds, the Bloomberg Barclays US Aggregate Bond Index returned -1.05% for the reporting period, while the Bloomberg Barclays GNMA Index and the Bloomberg Barclays US Government/Credit 1–5 Year Index returned -0.40% and -0.43%, respectively.
Over the reporting period, the U.S. economy continued to expand amid solid business investment and consumer spending. Unemployment remained low. In response, the Fed continued raised the federal funds rate by 0.25% at its December meeting, under then-Chair Janet Yellen, and in both March and June under her successor, Jerome Powell. In August, the Fed held rates steady but signaled the likelihood of two more rate hikes before year-end, and short-term interest rates ended the reporting period in a target range of 1.75% to 2.00%. The Fed also began to slowly reduce the size of its balance sheet by allowing securities to mature without reinvesting the proceeds; as of the end of the reporting period, the Fed’s balance sheet stood at $4.2 trillion, down from $4.5 trillion when the program was announced in June 2017.
In the early months of the reporting period when the effects of tax reform were still uncertain, municipal bonds experienced volatility, driven initially by concerns over reduced supply and increased demand. One of the biggest concerns revolved around the elimination of “advanced refunding,” which allowed municipalities to issue new tax-free bonds to pay off existing debt. This would result in an estimated annual reduction in muni issuance of 10% to 15%, which put downward pressure on yields. Supply rose in late 2017 amid a rush to issue bonds ahead of tax-law changes, driving yields higher. Subsequently, that excess in supply largely dried up in early 2018 as issuers and investors alike assessed the impact of the new tax laws. The limited supply of new munis helped the municipal bond market outperform both the corporate and Treasury markets.
Yield Advantage of Munis over Treasuries: For Five-Year bonds; Tax Brackets Shown are the Highest Applicable

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Bloomberg L.P.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
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Schwab Tax-Free Bond Funds
The Investment Environment (continued)

Headwinds for municipal securities over the reporting period included potential trade-related consequences, as states worried about the possible impact on their finances resulting from escalating trade disputes. In August, two of last year’s top five export states, Washington and Illinois, warned about such consequences in offering documents. Credit risks stemming from cyberattacks on U.S. cities, school districts, and other municipal bond issuers were also cited as a concern by S&P Global Ratings during the period. But tailwinds were in evidence as well. In August, U.S. banking regulators reported that they were easing liquidity rules on the treatment of municipal securities that would allow banks to count more of these assets toward certain liquidity requirements—a change that had been encouraged by state and local governments. In addition, with the new $10,000 cap on deductions for state and local taxes, potentially resulting in a higher level of taxable income for individuals, muni bonds began to look more attractive, particularly to investors in high-tax states. Illinois, New Jersey, and Connecticut continued to face high debt levels, which reduced demand. In California, on the other hand, demand remained high, due in large part as a result of the tax-law changes.
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Schwab Tax-Free Bond Funds
California State Investment Environment

California’s financial position is strong having benefitted from nine years of solid economic growth and disciplined spending. Although the fiscal 2019 budget reflects ongoing spending restraint, continued uncertainty over federal policy in addition to spending pressures compete with the Governor’s goal to increase the state’s reserves.
California’s fiscal 2018 budget was designed to help position the state for the next economic recession and meet multi-year targets for increased education funding. Much of the projected growth in general fund revenues was budgeted for K-12 and community college education, with the balance set aside for additional reserves and one-time spending. The state projects it ended fiscal 2018 with reserves of nearly $17.9 billion (up 64%, or $7.0 billion) from projected levels made in August 2017. The reserves include $9.4 billion, or 7% of annual spending, in the rainy day fund.
The fiscal 2019 budget, the eighth and last from Governor Jerry Brown’s administration, has similar goals as the fiscal 2018 budget, to increase education funding and add to the state’s reserves. The state has budgeted $138 billion in general fund revenue, up 3.9% from fiscal 2018. Support for K-12 education is projected to grow to $56 billion, which will fulfill a plan to meet state funding targets for K-12 education two years ahead of schedule. The schedule was part of a 2013 funding plan to give school districts greater local control over spending. The fiscal 2019 budget also includes 6% or almost $1 billion in growth in spending for higher education, including community colleges and the University of California and California State University systems. Regarding the reserves, the budget includes a nearly $4.4 billion deposit to the rainy day fund which would bring it to almost $13.8 billion, or 10% of tax revenues, California’s constitutional target for full funding. Total reserves would be a still very strong $16.8 billion (though down from 2018), or 12% of spending. The budget reflects the temporary boost in estimated revenue from the federal tax code revisions. However, the Brown administration emphasized that the long-term impact of the federal tax changes could adversely impact economic growth, specifically due to the $10,000 cap on the deduction of state and local taxes. The 2019 budget contains uncertainties related to the state’s current strained relationship with the federal government and the as yet unknown level of federal funding for Medicaid.
As in other states, many of California’s cities, counties, school districts, as well as water and sewer systems, public and private universities, and non-profit health systems issue bonds. Most California school districts and community college districts receive the bulk of their total funding from the state, but their general obligation bonds are secured by dedicated local property tax levies and are not paid from state funds. The state projects that statewide assessed property values increased 6% in fiscal 2018 and that they will grow 5.6% in fiscal 2019. However, that rate of growth varies significantly by region, with some areas still below pre-recession valuation levels.
Counties have substantially rebuilt their financial positions from growth in their property tax bases and other revenues which allowed them to restore some of the services they cut during the recession when the state reduced its funding for counties. The outlook for many of California’s cities has improved as well, with stronger growth in sales and business taxes. However, both cities and counties continue to face spending pressures, especially for pensions and healthcare benefits.
California’s economy has significantly rebounded from the last recession and is growing at a moderate pace. The state gained 332,700 jobs from July 2017 to July 2018, a 2.0% increase, which is higher than the national job growth rate of 1.7% for the period. California’s unemployment rate was a low 4.2% in July 2018, down from 4.7% in July 2017, but remained above the national average of 3.9%.
With its diversified economy and strong finances, California’s credit quality has been on an upward trend after years of managing structural budget imbalances. At the end of the report period, the state’s general obligation ratings were Aa3 from Moody’s Investors Service, AA- from S&P Global Ratings, and AA- from Fitch Ratings, all with stable outlooks.

Management views may have changed since the report date.
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Schwab Tax-Free Bond Funds
Fund Management

Kenneth Salinger, CFA, Vice President and Head of Tax-Exempt Strategies, leads the portfolio management team for Schwab’s national and state-specific tax-free bond funds and municipal money market funds. He also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 2008, Mr. Salinger was a senior portfolio manager at Wells Capital Management, working on a team that managed municipal bond assets. He worked at American Century Investments from 1992 to 2006, where he was a vice president and senior portfolio manager, responsible for daily management of a number of national and state specific municipal bond funds. Mr. Salinger has worked in fixed-income asset management since 1994.

John Khodarahmi, Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2015, Mr. Khodarahmi was a Vice President and Senior Municipal Trader at Eaton Vance Management for the firm’s tax-free bond funds since 2002. He has worked in fixed-income asset management and trading since 1992.
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Schwab Tax-Free Bond Fund

The Schwab Tax-Free Bond Fund (the fund) seeks high current income that is exempt from federal income tax, consistent with capital preservation. To pursue its goal, the fund primarily invests in investment-grade municipal securities (munis)—those in the four highest credit rating categories (rated AAA to BBB- or the unrated equivalent as determined by the investment adviser). The fund does not currently intend to invest in munis whose interest is subject to the alternative minimum tax; however, this would not prevent the fund from investing in such securities as a temporary defensive measure. For more information on the fund’s investment objective and principal investment strategies, please see the fund’s prospectus.
Market Highlights. U.S. bonds generated mixed returns over the reporting period, with municipal securities outperforming Treasuries. Gradually rising inflation and a strong U.S. economy resulted in upward pressure on longer-term municipal yields, while three increases to the federal funds rate by the Federal Reserve pushed up the yields on short-term munis.
In late 2017, uncertainty surrounding the specifics of potential tax reform resulted in heightened market volatility. Muni issuance accelerated at year-end as issuers rushed to get securities to market ahead of any tax code changes, and then decreased at the beginning of 2018 as the new tax laws took effect. Similar to previous years, this reduction in new issuance, combined with substantial maturities and positive industry fund flows, resulted in strong demand that could not be met with existing supply.
Performance. The fund returned -0.22% for the 12-month period ended August 31, 2018, compared with the S&P National AMT-Free Municipal Bond Index (the comparative index), which returned 0.31%.
Positioning and Strategies. The fund generally maintains a sensitivity to interest rates within a conservative range to limit unexpected performance swings. Although this range is close to the fund’s peer group, the fund typically maintains a lower sensitivity to interest rates than the comparative index. The fund’s duration, a measure of interest-rate sensitivity, was near-neutral in relation to the fund’s peers during the reporting period amid the mixed market signals of positive demand/supply dynamics contrasted with a rising interest rate environment.
In anticipation of a flatter yield curve, the fund continued to shift to a more “barbelled” position over the reporting period, with a heavier concentration of securities with shorter and longer maturities and a smaller percentage of intermediate-term securities. During the reporting period, the fund managers sold securities in the five to seven year part of the curve and purchased those in the 10-20 year maturity range. This strategy mitigated some of the underperformance versus the fund’s comparative index, while enhancing fund performance within the fund’s peer group.
The fund’s managers continue to monitor credit developments to assess risk and opportunity. As the fund’s managers strive for a higher, more stable credit profile than that of the fund’s peers, the fund comparatively held less lower-rated securities. Instead, the fund’s managers focused on exposure to issuers at the higher end of the ratings spectrum. The fund’s managers also continued to actively reduce exposure to credit deemed to be more volatile and susceptible to declines based on negative headlines. As a result, the fund attempted to avoid exposure to issuers with known or anticipated challenges associated with budgetary concerns or pension liabilities. This strategy detracted from overall performance as credit spreads generally tightened further over the reporting period.
Additionally, the fund replaced some California holdings with bonds from New York over the reporting period in response to the recent outperformance of California bonds and in anticipation of strong demand in New York, both as a result of the reduction in the state and local tax deduction. This strategy weighed on the fund’s performance over the reporting period as credit spreads tightened and California bonds continued to outperform those from New York on a relative basis.

Portfolio Composition % of investments
These charts show two different views of the fund’s portfolio: by type of security and credit quality of the security.

By Security Type

Weighted Average Maturity[1]	5.7 Yrs
Weighted Average Duration[1]	5.5 Yrs
By Credit Quality2

Management views and portfolio holdings may have changed since the report date.
[1]	See Glossary for definitions of maturity and duration.
[2]	Based on ratings from Moody’s. The fund has selected Moody’s to provide credit ratings based on the recommendation from the fund’s investment adviser, who has determined that Moody’s strong depth and established expertise make it a reliable source for ratings of securities in which the fund may invest. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. To the extent Standard & Poor’s does not provide a rating, the fund will use a rating provided by Fitch Ratings, Inc. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies.
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Schwab Tax-Free Bond Fund
Performance and Fund Facts as of August 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (August 31, 2008 – August 31, 2018)1,2

Average Annual Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Tax-Free Bond Fund (9/11/92)	-0.22%	3.07%	3.92%
S&P National AMT-Free Municipal Bond Index	0.31%	3.98%	4.10%
Bloomberg Barclays 7-Year Municipal Bond Index	-0.79%	3.10%	3.97%
Fund Category: Morningstar Municipal National Intermediate Bond[3]	0.14%	3.40%	3.60%
Fund Expense Ratios[4]: Net 0.49%; Gross 0.56%

Yields
30-Day SEC Yield[1,2]	2.02%
30-Day SEC Yield-No Waiver[1,5]	1.94%
Taxable Equivalent Yield[6]	3.41%
12-Month Distribution Yield[1,2]	2.37%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the total return/yield may have been lower.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the Financial Highlights section of the financial statements.
[5]	Yield if fund expenses had not been partially absorbed by the investment adviser and its affiliates.
[6]	Taxable equivalent yield assumes a federal regular income tax rate of 40.80%, which includes a Medicare surcharge rate of 3.8%. Your tax rate may be different.
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Schwab California Tax-Free Bond Fund

The Schwab California Tax-Free Bond Fund (the fund) seeks high current income exempt from federal and California personal income tax that is consistent with capital preservation. To pursue its goal, the fund primarily invests in investment-grade municipal securities (munis)—those in the four highest credit rating categories (rated AAA to BBB- or the unrated equivalent as determined by the investment adviser)—from California issuers. The fund does not currently intend to invest in munis whose interest is subject to the alternative minimum tax; however, this would not prevent the fund from investing in such securities as a temporary defensive measure. For more information on the fund’s investment objective and principal investment strategies, please see the fund’s prospectus.
Market Highlights. U.S. bonds generated mixed returns over the reporting period, with municipal securities outperforming Treasuries. Gradually rising inflation and a strong U.S. economy resulted in upward pressure on longer-term municipal yields, while three increases to the federal funds rate by the Federal Reserve pushed up the yields on short-term munis.
In late 2017, uncertainty surrounding the specifics of potential tax reform resulted in heightened market volatility. Muni issuance accelerated at year-end as issuers rushed to get securities to market ahead of any tax code changes, and then decreased at the beginning of 2018 as the new tax laws took effect. Similar to previous years, this reduction in new issuance, combined with substantial maturities and positive industry fund flows, resulted in strong demand that could not be met with existing supply. In California this scenario was more apparent, due in large part to the newly-imposed limit on the state and local tax deduction.
Performance. The fund returned 0.14% for the 12-month period ended August 31, 2018, compared with the S&P California AMT-Free Municipal Bond Index (the comparative index), which returned 0.57%.
Positioning and Strategies. The fund generally maintains a sensitivity to interest rates within a conservative range to limit unexpected performance swings. Although this range is close to the fund’s peer group, the fund typically maintains a lower sensitivity to interest rates than the comparative index. The fund’s duration, a measure of interest-rate sensitivity, was near-neutral in relation to the fund’s peers during the reporting period amid the mixed market signals of positive demand/supply dynamics contrasted with a rising interest rate environment.
In anticipation of a flatter yield curve, the fund continued to shift to a more “barbelled” position over the reporting period, with a heavier concentration of securities with shorter and longer maturities and a smaller percentage of intermediate-term securities. During the reporting period, the fund managers sold securities in the five to seven year part of the curve and purchased those in the 10-20 year maturity range. This strategy mitigated some of the underperformance versus the fund’s comparative index, while enhancing fund performance within the fund’s peer group.
The fund’s managers continue to monitor credit developments to assess risk and opportunity. As the fund’s managers strive for a higher, more stable credit profile than that of the fund’s peers, the fund comparatively held less lower-rated securities. Instead, the fund’s managers focused on exposure to issuers at the higher end of the ratings spectrum.
Additionally, the fund’s managers continued to actively reduce exposure to credit deemed to be more volatile and susceptible to declines based on negative headlines. As a result, the fund attempted to avoid exposure to issuers with known or anticipated challenges associated with budgetary concerns or pension liabilities.

Portfolio Composition % of investments
These charts show two different views of the fund’s portfolio: by type of security and credit quality of the security.

By Security Type

Weighted Average Maturity[1]	5.3 Yrs
Weighted Average Duration[1]	5.2 Yrs
By Credit Quality2

Management views and portfolio holdings may have changed since the report date.
[1]	See Glossary for definitions of maturity and duration.
[2]	Based on ratings from Moody’s. The fund has selected Moody’s to provide credit ratings based on the recommendation from the fund’s investment adviser, who has determined that Moody’s strong depth and established expertise make it a reliable source for ratings of securities in which the fund may invest. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. To the extent Standard & Poor’s does not provide a rating, the fund will use a rating provided by Fitch Ratings, Inc. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies.
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Schwab California Tax-Free Bond Fund
Performance and Fund Facts as of August 31, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (August 31, 2008 – August 31, 2018)1,2

Average Annual Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab California Tax-Free Bond Fund (2/24/92)	0.14%	3.37%	3.64%
S&P California AMT-Free Municipal Bond Index	0.57%	4.41%	4.53%
Bloomberg Barclays 7-Year Municipal Bond Index	-0.79%	3.10%	3.97%
Fund Category: Morningstar Municipal California Intermediate/Short Bond[3]	0.22%	3.34%	3.55%
Fund Expense Ratios[4]: Net 0.49%; Gross 0.59%

Yields
30-Day SEC Yield[1,2]	1.79%
30-Day SEC Yield-No Waiver[1,5]	1.69%
Taxable Equivalent Yield[6]	3.91%
12-Month Distribution Yield[1,2]	2.43%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the total return/yield may have been lower.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the Financial Highlights section of the financial statements.
[5]	Yield if fund expenses had not been partially absorbed by the investment adviser and its affiliates.
[6]	Taxable equivalent yield assumes a federal regular income tax rate of 40.80%, which includes a Medicare surcharge rate of 3.8%, and effective California state personal income tax rate of 13.30%. Your tax rate may be different.
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Schwab Tax-Free Bond Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning March 1, 2018 and held through August 31, 2018.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 3/1/18	Ending Account Value (Net of Expenses) at 8/31/18	Expenses Paid During Period 3/1/18-8/31/18[2]
Schwab Tax-Free Bond Fund
Actual Return	0.49%	$1,000.00	$1,012.00	$2.48
Hypothetical 5% Return	0.49%	$1,000.00	$1,022.73	$2.50
Schwab California Tax-Free Bond Fund
Actual Return	0.49%	$1,000.00	$1,015.00	$2.49
Hypothetical 5% Return	0.49%	$1,000.00	$1,022.73	$2.50

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.
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Schwab Tax-Free Bond Fund
Financial Statements
Financial Highlights
	9/1/17– 8/31/18	9/1/16– 8/31/17	9/1/15– 8/31/16	9/1/14– 8/31/15	9/1/13– 8/31/14
Per-Share Data
Net asset value at beginning of period	$11.82	$12.13	$11.82	$11.97	$11.36
Income (loss) from investment operations:
Net investment income (loss)	0.27 [1]	0.27 [1]	0.26 [1]	0.26 [1]	0.27
Net realized and unrealized gains (losses)	(0.30)	(0.21)	0.37	(0.03)	0.61
Total from investment operations	(0.03)	0.06	0.63	0.23	0.88
Less distributions:
Distributions from net investment income	(0.27)	(0.27)	(0.26)	(0.26)	(0.27)
Distributions from net realized gains	—	(0.10)	(0.06)	(0.12)	—
Total distributions	(0.27)	(0.37)	(0.32)	(0.38)	(0.27)
Net asset value at end of period	$11.52	$11.82	$12.13	$11.82	$11.97
Total return	(0.22%)	0.63%	5.37%	1.95%	7.86%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.49%	0.49%	0.49%	0.49%	0.49%
Gross operating expenses	0.57%	0.56%	0.57%	0.57%	0.58%
Net investment income (loss)	2.35%	2.32%	2.16%	2.21%	2.34%
Portfolio turnover rate	82%	83%	54% [2]	92%	81%
Net assets, end of period (x 1,000,000)	$650	$667	$708	$640	$627

1
Calculated based on the average shares outstanding during the period.
2
Historically low yields led to large unrealized gains in existing positions. To limit taxable gains, Fund Management decreased sale activity and thereby decreased portfolio turnover.
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See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.
For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date based on each security’s rate reset date. The reference rate and spread used is shown parenthetically in the security description, if available; if not, the reference rate is described in a footnote. The maturity date shown for all the securities is the final legal maturity.
Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Fixed-Rate Obligations 93.8% of net assets
ALABAMA 1.2%
Birmingham
GO Bonds Series 2013A	5.00%	03/01/43 (a)	500,000	545,215
Pell Special Care Facilities Financing Auth
RB (Noland Health Services) Series 2012A	5.00%	12/01/19	125,000	129,735
RB (Noland Health Services) Series 2012A	5.00%	12/01/20	900,000	959,418
RB (Noland Health Services) Series 2016A	5.00%	12/01/31 (a)	2,000,000	2,156,500
Univ of Montevallo
RB Series 2017	5.00%	05/01/25	465,000	533,704
RB Series 2017	5.00%	05/01/26	200,000	231,916
RB Series 2017	5.00%	05/01/27	250,000	292,425
RB Series 2017	5.00%	05/01/42 (a)	2,650,000	2,984,562
				7,833,475
ALASKA 1.9%
Anchorage
GO Bonds Series 2018A	5.00%	09/01/34 (a)	1,235,000	1,452,656
GO Bonds Series 2018A	5.00%	09/01/35 (a)	1,925,000	2,256,986
GO Bonds Series 2018A	5.00%	09/01/36 (a)	620,000	724,594
North Slope Borough
GO Bonds Series 2017A	5.00%	06/30/22 (a)(b)	3,895,000	4,118,456
Water & Wastewater Facilities RB (Service Area 10) Series 2014	5.00%	06/30/20 (b)	820,000	867,043
Water & Wastewater Facilities RB (Service Area 10) Series 2014	5.00%	06/30/22 (a)(b)	1,130,000	1,223,022
Water & Wastewater Facilities RB (Service Area 10) Series 2014	5.00%	06/30/23 (a)(b)	1,790,000	1,937,353
				12,580,110
ARIZONA 0.6%
Arizona Health Facilities Auth
Hospital RB (Phoenix Childrens Hospital) Series 2013B	5.00%	02/01/43 (a)	1,000,000	1,045,330
Pima Cnty
COP Series 2013A	5.00%	12/01/18	400,000	403,264
COP Series 2013A	5.00%	12/01/19	500,000	519,755
GO Bonds Series 2012A	4.00%	07/01/22	140,000	150,251
15
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2018 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Tucson
Refunding COP Series 2014	4.00%	07/01/22	700,000	748,587
Refunding COP Series 2014	4.00%	07/01/23	700,000	756,000
				3,623,187
ARKANSAS 1.4%
Cabot
Sales & Use Tax Refunding & RB Series 2013	2.55%	06/01/43 (a)	260,000	259,381
Crittenden Cnty
Sales & Use Tax Bonds Series 2017	5.00%	03/01/20	900,000	940,086
Sales & Use Tax Bonds Series 2017	5.00%	03/01/21	650,000	695,312
Little Rock
Sewer Refunding RB Series 2015	3.00%	04/01/23	735,000	758,814
Sewer Refunding RB Series 2015	5.00%	10/01/23	665,000	752,527
Sewer Refunding RB Series 2015	3.00%	04/01/24	1,210,000	1,245,731
Marion
Sales & Use Tax RB Series 2017	2.90%	09/01/47 (a)	705,000	700,777
Rogers
Sales & Use Tax Bonds Series 2015	2.13%	11/01/29 (a)	715,000	713,563
Springdale
Sales Tax & Use Refunding & RB Series 2018	3.00%	04/01/43 (a)	3,000,000	2,988,000
				9,054,191
CALIFORNIA 5.8%
ABAG Finance Auth
Refunding RB (Episcopal Sr Communities) Series 2012B	5.00%	07/01/19	1,000,000	1,029,980
Anaheim Housing & Public Improvement Auth
Electric System Refunding RB Series 2016	5.00%	10/01/41 (a)(b)	640,000	704,973
Electric System Refunding RB Series 2016	5.00%	10/01/41 (a)	860,000	929,015
California
GO Refunding Bonds Series 2017	5.00%	08/01/32 (a)	590,000	689,669
California Infrastructure & Economic Development Bank
RB (Sanford Consortium) Series 2010A	5.00%	05/15/27 (a)(b)(c)	2,005,000	2,124,358
Garden Grove Successor Community Development Agency
Tax Allocation Bonds Series 2016	5.00%	10/01/30 (a)	1,000,000	1,155,060
Inglewood USD
GO Bonds Series A	5.25%	08/01/27 (a)	125,000	139,489
Jurupa Public Finance Auth
Special Tax RB Series 2014A	5.00%	09/01/21	450,000	490,622
Special Tax RB Series 2014A	5.00%	09/01/22	60,000	66,844
Los Angeles
Judgment Obligation Bonds Series 2010A	4.00%	06/01/19	2,290,000	2,333,739
New Haven USD
GO Refunding Bonds Series 2014B	5.00%	08/01/21	1,000,000	1,093,150
Oakland USD
GO Bonds Series 2015A	5.00%	08/01/27 (a)	1,295,000	1,525,199
GO Bonds Series 2015A	5.00%	08/01/28 (a)	1,000,000	1,173,560
Pasadena
Refunding COP Series 2015A	5.00%	02/01/29 (a)	650,000	754,799
16
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2018 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Pasadena Public Financing Auth
Lease RB Series 2010A	5.00%	03/01/22 (a)(b)	360,000	390,485
Rancho Cucamonga Successor Redevelopment Agency
Tax Allocation Refunding Bonds Series 2014	5.00%	09/01/26 (a)	755,000	875,309
Riverside Cnty Transportation Commission
Limited Sales Tax RB Series 2010A	5.00%	06/01/32 (a)(b)	3,530,000	3,744,977
San Diego USD
GO Bonds Series 2010C	0.00%	07/01/31 (d)	1,750,000	1,138,655
GO Bonds Series 2010C	0.00%	07/01/32 (d)	1,500,000	933,615
GO Bonds Series 2010C	0.00%	07/01/33 (d)	1,000,000	594,450
GO Bonds Series 2010C	0.00%	07/01/34 (d)	1,550,000	879,997
GO Bonds Series 2010C	0.00%	07/01/35 (d)	1,300,000	703,937
San Francisco CCD
GO Bonds Series 2010D	5.00%	06/15/29 (a)	1,000,000	1,056,080
San Francisco Public Utilities Commission
Water RB Series 2017A	5.00%	11/01/36 (a)	2,685,000	3,054,187
San Mateo-Foster City SD
GO Refunding Bonds Series 2012	4.00%	09/01/18	1,885,000	1,885,000
GO Refunding Bonds Series 2012	5.00%	09/01/20	2,195,000	2,349,901
Santa Cruz Cnty Successor Redevelopment Agency
Tax Allocation Refunding Bonds 2014	5.00%	09/01/22	605,000	678,701
Tax Allocation Refunding Bonds 2014	5.00%	09/01/23	1,000,000	1,143,300
Tax Allocation Refunding Bonds 2014	5.00%	09/01/24	1,060,000	1,231,497
Univ of California
Limited Project RB Series 2012G	5.00%	05/15/42 (a)	500,000	548,840
Upland
COP (San Antonio Community Hospital) Series 2011	5.50%	01/01/19	1,165,000	1,174,600
COP (San Antonio Community Hospital) Series 2011	5.50%	01/01/20	1,260,000	1,310,488
				37,904,476
COLORADO 1.4%
Boulder Cnty
COP Series 2015	5.00%	12/01/18	775,000	781,386
COP Series 2015	5.00%	12/01/24 (a)	375,000	399,585
COP Series 2015	5.00%	12/01/25 (a)	500,000	532,780
Colorado Health Facilities Auth
Hospital RB (Vail Valley Medical Center) Series 2015	5.00%	01/15/26	900,000	1,037,970
Refunding RB (Covenant Retirement Communities) Series 2015A	4.00%	12/01/18	575,000	577,944
Refunding RB (Evangelical Lutheran Good Samaritan Society) Series 2017	5.00%	06/01/19	400,000	408,120
Refunding RB (Evangelical Lutheran Good Samaritan Society) Series 2017	5.00%	06/01/31 (a)	1,250,000	1,402,050
Refunding RB (National Jewish Health) Series 2012	5.00%	01/01/19 (c)	1,000,000	1,007,430
Refunding RB (National Jewish Health) Series 2012	5.00%	01/01/21	1,900,000	1,989,338
Denver
Dedicated Tax RB Series 2018A-2	0.00%	08/01/31 (a)(d)	500,000	307,335
Dedicated Tax RB Series 2018A-2	0.00%	08/01/32 (a)(d)	300,000	176,241
Dedicated Tax RB Series 2018A-2	0.00%	08/01/37 (a)(d)	1,000,000	462,590
Dedicated Tax RB Series 2018A-2	0.00%	08/01/38 (a)(d)	760,000	335,092
				9,417,861
17
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2018 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
CONNECTICUT 0.4%
Connecticut Health & Educational Facilities Auth
RB (Quinnipiac Univ) Series M	5.00%	07/01/20	1,055,000	1,112,888
Greater New Haven Pollution Control Auth
Wastewater System Refunding RB Series 2014B	5.00%	08/15/26 (a)	625,000	710,806
Oxford
GO Refunding Bonds 2011	4.00%	08/01/19	450,000	459,626
				2,283,320
DELAWARE 0.1%
Delaware State Housing Auth
S/F Mortgage Sr RB Series 2011A2	4.25%	07/01/29 (a)	655,000	670,491
DISTRICT OF COLUMBIA 0.2%
District of Columbia
Income Tax Secured RB Series 2009A	5.25%	12/01/27 (a)(c)	300,000	312,654
Income Tax Secured Refunding RB Series 2010A	5.00%	12/01/30 (a)	1,210,000	1,274,675
				1,587,329
FLORIDA 6.0%
Alachua Cnty Health Facilities Auth
Health Facilities RB (Shands Teaching Hospital & Clinics) Series 2008D1	6.25%	12/01/18	500,000	505,320
Florida Ports Financing Commission
Refunding RB Series 2011A	5.00%	10/01/28 (a)	1,500,000	1,625,475
Hillsborough Cnty SD
Refunding COP Series 2010A	5.00%	07/01/24 (a)	2,385,000	2,514,529
Sales Tax Refunding RB Series 2015B	5.00%	10/01/21	1,500,000	1,639,515
Sales Tax Refunding RB Series 2015B	5.00%	10/01/23	2,000,000	2,266,320
Hollywood Community Redevelopment Agency
Refunding RB Series 2015	5.00%	03/01/24	3,000,000	3,333,630
Jacksonville
Health Care Facilities Refunding RB (Baptist Health) Series 2017	5.00%	08/15/33 (a)	1,260,000	1,444,678
Health Care Facilities Refunding RB (Baptist Health) Series 2017	5.00%	08/15/34 (a)	710,000	811,679
Kissimmee Utility Auth
Electric System Sub Refunding RB Series 2003	5.25%	10/01/18	150,000	150,387
Martin Cnty Health Facilities Auth
Hospital RB (Martin Memorial Medical Center) Series 2015	5.00%	11/15/23	1,500,000	1,675,350
Miami Beach Health Facilities Auth
Hospital Refunding & RB (Mt Sinai Medical Center) Series 2014	5.00%	11/15/21	100,000	108,106
Hospital Refunding & RB (Mt Sinai Medical Center) Series 2014	5.00%	11/15/22	150,000	164,966
Hospital Refunding & RB (Mt Sinai Medical Center) Series 2014	5.00%	11/15/24	400,000	447,780
Hospital Refunding & RB (Mt Sinai Medical Center) Series 2014	5.00%	11/15/25 (a)	250,000	276,723
Miami-Dade Cnty
Aviation RB Series 2010A	5.50%	10/01/26 (a)(b)	4,690,000	5,044,329
Rickenbacker Causeway RB Series 2014	5.00%	10/01/25 (a)	810,000	924,396
Rickenbacker Causeway RB Series 2014	5.00%	10/01/35 (a)	575,000	636,709
Miami-Dade Cnty Educational Facilities Auth
Refunding & RB (Univ of Miami) Series 2015A	5.00%	04/01/30 (a)	1,150,000	1,301,628
18
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2018 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Miami-Dade Cnty Expressway Auth
Toll System RB Series 2014A	5.00%	07/01/22	550,000	609,340
Toll System RB Series 2014A	4.00%	07/01/23	1,730,000	1,876,652
Toll System RB Series 2014A	5.00%	07/01/24	625,000	717,181
Orange Cnty Health Facilities Auth
RB (Nemours Foundation) Series 2009A	5.00%	01/01/19	445,000	449,757
Palm Beach Cnty Health Facilities Auth
Hospital Refunding RB (Boca Raton Regional Hospital) Series 2014	5.00%	12/01/22	800,000	879,600
Palm Beach Cnty Solid Waste Auth
RB Series 2009	5.25%	10/01/18 (b)(e)	375,000	376,031
RB Series 2009	5.25%	10/01/18 (e)	1,525,000	1,529,087
Port St. Lucie
Utility System Refunding RB Series 2014	5.00%	09/01/20	200,000	212,084
Utility System Refunding RB Series 2014	5.00%	09/01/21	175,000	189,840
Utility System Refunding RB Series 2014	5.00%	09/01/22	485,000	537,176
Utility System Refunding RB Series 2014	5.00%	09/01/23	350,000	395,003
Tallahassee
Consolidated Utility Systems RB Series 2018	5.00%	10/01/35 (a)	1,495,000	1,700,562
Consolidated Utility Systems RB Series 2018	5.00%	10/01/36 (a)	1,570,000	1,780,490
Energy System RB Series 2018	5.00%	10/01/34 (a)	2,000,000	2,245,280
Tampa Bay Water
Utility System Refunding RB Series 2011	5.00%	10/01/18	850,000	852,117
				39,221,720
GEORGIA 1.2%
Columbia Cnty
GO Sales Tax Bonds Series 2015	5.00%	04/01/20	300,000	315,531
GO Sales Tax Bonds Series 2015	5.00%	04/01/21	400,000	432,660
GO Sales Tax Bonds Series 2015	5.00%	04/01/22	200,000	221,678
GO Sales Tax Bonds Series 2015	5.00%	04/01/23	200,000	226,650
Private Colleges & Universities Auth
RB (Emory Univ) Series 2016A	5.00%	10/01/46 (a)	6,000,000	6,836,040
				8,032,559
HAWAII 0.3%
Hawaii State Housing Finance & Development Corp
S/F Mortgage Purchase RB Series 2011B	4.50%	01/01/26 (a)	500,000	509,465
Univ of Hawaii
Univ RB Series 2017B	3.00%	10/01/28 (a)	1,000,000	1,025,610
Univ RB Series 2017D	3.00%	10/01/27	500,000	515,655
				2,050,730
IDAHO 1.0%
Ada & Canyon Cntys Jt SD #3
GO Bonds Series 2017B	5.00%	09/15/34 (a)(e)	1,055,000	1,221,310
Nampa SD #131
GO Refunding Bonds Series 2011B	3.50%	08/15/19 (c)(e)	1,535,000	1,561,924
GO Refunding Bonds Series 2011B	4.00%	08/15/21 (c)(e)	1,835,000	1,947,540
GO Refunding Bonds Series 2011B	4.00%	08/15/22 (c)(e)	745,000	802,410
19
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2018 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Univ of Idaho
General RB Series 2014	5.00%	04/01/21	350,000	376,558
General RB Series 2014	5.00%	04/01/24 (a)	200,000	219,278
General RB Series 2014	5.00%	04/01/26 (a)	300,000	327,621
				6,456,641
ILLINOIS 4.4%
Bellwood Village
GO Refunding Bonds Series 2014	4.00%	12/01/21	500,000	521,750
GO Refunding Bonds Series 2014	5.00%	12/01/32 (a)	1,705,000	1,905,866
GO Refunding Bonds Series 2016B	5.00%	12/01/28 (a)	1,000,000	1,144,200
Chicago
OHare General Airport Sr Lien Refunding RB Series 2015B	5.00%	01/01/28 (a)	1,750,000	1,959,755
OHare General Airport Sr Lien Refunding RB Series 2015B	5.00%	01/01/29 (a)	1,100,000	1,227,138
OHare PFC Refunding RB Series 2010D	5.00%	01/01/19 (c)	750,000	758,168
OHare PFC Refunding RB Series 2012A	5.00%	01/01/31 (a)(c)	4,950,000	5,317,438
Community Unit SD #300
GO Refunding Bonds Series 2013	5.25%	01/01/31 (a)	4,840,000	5,413,492
Dupage Cnty HSD #88
GO Refunding Bonds Series 2016	5.00%	01/15/26	2,500,000	2,885,050
Illinois Finance Auth
RB (OSF Healthcare) Series 2015A	5.00%	11/15/23	700,000	787,269
RB (Riverside Health) Series 2016	4.00%	11/15/34 (a)	1,000,000	1,002,030
RB (Rosalind Franklin Univ) Series 2017A	5.00%	08/01/30 (a)	600,000	668,334
RB (Rosalind Franklin Univ) Series 2017A	5.00%	08/01/33 (a)	960,000	1,056,979
RB (Rosalind Franklin Univ) Series 2017A	5.00%	08/01/34 (a)	1,330,000	1,462,242
Refunding RB (Southern Illinois Healthcare Enterprises) Series 2017C	5.00%	03/01/26	700,000	795,284
Refunding RB (Southern Illinois Healthcare Enterprises) Series 2017C	5.00%	03/01/30 (a)	400,000	451,248
Kankakee River Metropolitan Agency
Sr Lien Sewage Treatment Facility Refunding RB Series 2016	5.00%	05/01/26	1,305,000	1,472,771
				28,829,014
INDIANA 0.9%
Indiana Finance Auth
Educational Facilities RB (Butler Univ) Series 2014	5.00%	02/01/21	125,000	133,215
Educational Facilities RB (Butler Univ) Series 2014	5.00%	02/01/22	320,000	346,282
Educational Facilities RB (Butler Univ) Series 2014	5.00%	02/01/23	380,000	419,056
Educational Facilities Refunding RB (Butler Univ) Series 2012A	5.00%	02/01/22	700,000	756,777
Educational Facilities Refunding RB (Butler Univ) Series 2012A	5.00%	02/01/24 (a)	1,840,000	1,990,494
RB (Community Foundation of Northwest IN) Series 2012	5.00%	03/01/19	1,000,000	1,016,090
State Revolving Fund Refunding Bonds Series 2010A	5.00%	02/01/19	945,000	958,192
				5,620,106
IOWA 0.1%
Iowa
Special Obligation Bonds Series 2010	5.00%	06/15/25 (a)(b)	570,000	602,479
20
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2018 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
KANSAS 1.6%
Butler Cnty USD #385
GO Refunding Bonds Series 2017	4.00%	09/01/27	1,000,000	1,108,190
Crawford Cnty USD #250
GO Bonds Series 2017	5.00%	09/01/25	250,000	287,945
GO Bonds Series 2017	5.00%	09/01/26	250,000	290,875
GO Bonds Series 2017	5.00%	09/01/27	450,000	527,414
GO Bonds Series 2017	5.00%	09/01/36 (a)	880,000	994,083
GO Bonds Series 2017	5.00%	09/01/37 (a)	435,000	490,671
Finney Cnty USD #457
GO Refunding Bonds Series 2016A	5.00%	09/01/25	1,265,000	1,460,493
GO Refunding Bonds Series 2016A	5.00%	09/01/26	2,035,000	2,367,723
Hutchinson
Hospital Facilities RB (Hutchinson Regional Medical Center) Series 2016	5.00%	12/01/27 (a)	375,000	411,840
Hospital Facilities RB (Hutchinson Regional Medical Center) Series 2016	5.00%	12/01/28 (a)	400,000	437,508
Hospital Facilities RB (Hutchinson Regional Medical Center) Series 2016	5.00%	12/01/29 (a)	440,000	478,324
Hospital Facilities RB (Hutchinson Regional Medical Center) Series 2016	5.00%	12/01/30 (a)	445,000	482,117
Hospital Facilities RB (Hutchinson Regional Medical Center) Series 2016	5.00%	12/01/31 (a)	250,000	270,118
Hospital Facilities RB (Hutchinson Regional Medical Center) Series 2016	5.00%	12/01/41 (a)	500,000	527,940
				10,135,241
KENTUCKY 0.5%
Kentucky
COP 2015	4.00%	06/15/24	400,000	430,740
COP 2015	5.00%	06/15/25	400,000	457,684
Kentucky State Property & Buildings Commission
Refunding RB Series A	5.00%	08/01/20	1,210,000	1,276,356
Kentucky Turnpike Auth
Economic Development Road RB Series 2017A	5.00%	07/01/26	1,160,000	1,358,546
				3,523,326
LOUISIANA 1.3%
Louisiana Public Facilities Auth
Refunding RB (Loyola Univ) Series 2017	0.00%	10/01/18 (d)	500,000	499,115
Refunding RB (Loyola Univ) Series 2017	0.00%	10/01/19 (d)	750,000	729,360
Refunding RB (Ochsner Clinic Fdn) Series 2015	4.00%	05/15/19	250,000	253,583
Refunding RB (Ochsner Clinic Fdn) Series 2015	5.00%	05/15/21	800,000	859,792
Refunding RB (Ochsner Clinic Fdn) Series 2015	5.00%	05/15/23	350,000	390,656
Refunding RB (Ochsner Clinic Fdn) Series 2017	5.00%	05/15/27	900,000	1,047,294
Refunding RB Series 2017	4.00%	08/01/20	1,315,000	1,367,179
Refunding RB Series 2017	4.00%	08/01/21	500,000	527,940
New Orleans
GO Refunding Bonds Series 2015	4.00%	12/01/18	700,000	703,717
GO Refunding Bonds Series 2015	4.00%	12/01/19	700,000	717,815
Sewerage Service Refunding RB Series 2014	5.00%	06/01/20	550,000	578,913
Sewerage Service Refunding RB Series 2014	5.00%	06/01/21	400,000	430,372
Sewerage Service Refunding RB Series 2014	5.00%	06/01/22	250,000	274,230
				8,379,966
21
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2018 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
MARYLAND 2.1%
Baltimore
Water RB Series 2013A	5.00%	07/01/19	750,000	770,542
Water RB Series 2013A	5.00%	07/01/20	150,000	158,786
Water RB Series 2013A	5.00%	07/01/21	450,000	488,920
Frederick Cnty
GO Refunding Bonds Series 2017A	5.00%	02/01/28	2,600,000	3,151,460
GO Refunding Bonds Series 2017A	5.00%	02/01/30	1,500,000	1,843,320
GO Refunding Bonds Series 2017B	5.00%	08/01/28	500,000	610,050
GO Refunding Bonds Series 2017B	5.00%	08/01/30	325,000	401,040
Maryland Health & Higher Educational Facilities Auth
RB (Meritus Medical Center) Series 2015	5.00%	07/01/23	1,000,000	1,113,360
Prince Georges Cnty
GO Bonds Series 2017A	3.00%	09/15/27	1,500,000	1,543,110
GO Bonds Series 2017A	3.00%	09/15/28 (a)	3,355,000	3,408,177
				13,488,765
MASSACHUSETTS 1.7%
Massachusetts Development Finance Agency
RB (Boston Medical Center) Series 2017F	5.00%	07/01/28 (a)	340,000	386,424
RB (Boston Medical Center) Series 2017F	5.00%	07/01/29 (a)	350,000	395,489
RB (Boston Medical Center) Series 2017F	5.00%	07/01/30 (a)	750,000	842,595
RB (Lahey Health System) Series 2015F	5.00%	08/15/27 (a)	500,000	571,010
RB (Lahey Health System) Series 2015F	5.00%	08/15/28 (a)	1,100,000	1,251,745
RB (Northeastern Univ) Series 2018A	5.00%	10/01/31 (a)	550,000	649,720
RB (Northeastern Univ) Series 2018A	5.00%	10/01/32 (a)	495,000	582,858
RB (Northeastern Univ) Series 2018A	5.00%	10/01/33 (a)	375,000	439,774
RB (SABIS International Charter School) Series 2015	4.00%	04/15/20	335,000	341,867
RB (SABIS International Charter School) Series 2015	5.00%	04/15/25	500,000	554,170
RB (Woods Hole Oceanographic) Series 2018	5.00%	06/01/34 (a)	1,315,000	1,530,791
Massachusetts HFA
S/F Housing RB Series 183	3.50%	12/01/46 (a)	2,995,000	3,075,476
Massachusetts Turnpike Auth
RB Series 1993A	5.00%	01/01/20 (b)	230,000	235,532
				10,857,451
MICHIGAN 2.1%
Grand Rapids
Sanitary Sewer System Refunding RB Series 2010	5.00%	01/01/25	600,000	695,178
Sanitary Sewer System Refunding RB Series 2010	5.00%	01/01/27	1,145,000	1,356,001
Karegnondi Water Auth
RB Series 2014A	5.00%	11/01/24 (a)	1,645,000	1,841,874
RB Series 2014A	5.00%	11/01/25 (a)	1,100,000	1,224,883
Michigan Finance Auth
Limited Obligation Refunding RB (College for Creative Studies) Series 2015	5.00%	12/01/26 (a)	940,000	1,017,672
Limited Obligation Refunding RB (College for Creative Studies) Series 2015	5.00%	12/01/27 (a)	585,000	630,706
Limited Obligation Refunding RB (College for Creative Studies) Series 2015	5.00%	12/01/28 (a)	535,000	574,938
Limited Obligation Refunding RB (College for Creative Studies) Series 2015	5.00%	12/01/29 (a)	590,000	631,996
Limited Obligation Refunding RB (College for Creative Studies) Series 2015	5.00%	12/01/30 (a)	400,000	427,484
22
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2018 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Michigan Housing Development Auth
S/F Mortgage RB Series 2015A	4.00%	06/01/46 (a)	2,320,000	2,406,698
Michigan Trunk Line Fund
Refunding Bonds Series 2009	5.00%	11/01/22 (a)	1,585,000	1,646,244
Wayne Cnty Airport Auth
Airport RB Series 2014B	5.00%	12/01/32 (a)	550,000	615,791
Airport RB Series 2014B	5.00%	12/01/33 (a)	625,000	698,250
				13,767,715
MINNESOTA 1.3%
Hastings ISD #200
GO Bonds Series 2018A	0.00%	02/01/32 (a)(d)(e)	1,000,000	630,140
GO Bonds Series 2018A	0.00%	02/01/33 (a)(d)(e)	1,000,000	603,330
GO Bonds Series 2018A	0.00%	02/01/34 (a)(d)(e)	1,560,000	899,730
Mahtomedi ISD #832
GO Refunding Bonds Series 2014A	5.00%	02/01/21 (e)	550,000	591,376
GO Refunding Bonds Series 2014A	5.00%	02/01/22 (e)	400,000	440,140
Maple Grove
Health Care Facilities Refunding RB (North Memorial Health) Series 2015	4.00%	09/01/18	300,000	300,000
Health Care Facilities Refunding RB (North Memorial Health) Series 2015	4.00%	09/01/19	500,000	508,755
Health Care Facilities Refunding RB (North Memorial Health) Series 2015	4.00%	09/01/20	600,000	620,784
Health Care Facilities Refunding RB (North Memorial Health) Series 2015	4.00%	09/01/21	400,000	419,296
Minnetonka ISD #276
GO Refunding Bonds Series 2013H	4.00%	02/01/22 (e)	860,000	918,102
Shakopee ISD #720
GO Refunding Bonds Series 2012A	4.00%	02/01/19 (e)	640,000	646,253
GO Refunding Bonds Series 2012A	5.00%	02/01/21 (e)	1,000,000	1,071,070
Univ of Minnesota
General RB Series 2011D	5.00%	12/01/20 (b)	220,000	235,675
General RB Series 2011D	5.00%	12/01/21 (b)	425,000	467,028
				8,351,679
MISSISSIPPI 1.3%
Mississippi Development Bank
Special Obligation Bonds (Jackson Water & Sewer) Series 2013	6.88%	12/01/40 (a)	4,250,000	5,118,105
Special Obligation Refunding Bonds (Jackson Public SD) Series 2012A	5.00%	04/01/28 (a)	750,000	823,035
Special Obligation Refunding Bonds (Jackson Public SD) Series 2015A	5.00%	04/01/21	2,000,000	2,143,940
Mississippi Home Corp
Homeownership Mortgage RB Series 2011A	4.50%	06/01/25 (a)	455,000	467,503
				8,552,583
MISSOURI 1.8%
Boone Cnty
Refunding RB (Boone Hospital Center) Series 2016	5.00%	08/01/19	500,000	511,745
Butler Cnty SD R1
Lease Participation Certificates Series 2014	4.00%	03/01/21	200,000	209,466
Lease Participation Certificates Series 2014	5.00%	03/01/23	150,000	167,247
Independence SD
Refunding Bonds 2017	5.50%	03/01/33 (a)(e)	1,000,000	1,206,930
23
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2018 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Kansas City Sanitary Sewer
Sewer System Refunding RB Series 2018B	5.00%	01/01/30 (a)(f)	600,000	698,832
Sewer System Refunding RB Series 2018B	5.00%	01/01/32 (a)(f)	650,000	745,738
Sewer System Refunding RB Series 2018B	5.00%	01/01/34 (a)(f)	350,000	397,044
Missouri Health & Educational Facilities Auth
Educational Facilities RB (Kansas City Univ of Medicine) Series 2017A	5.00%	06/01/35 (a)	1,000,000	1,124,060
Educational Facilities RB (Kansas City Univ of Medicine) Series 2017A	5.00%	06/01/36 (a)	1,050,000	1,176,882
RB (St Louis College of Pharmacy) Series 2015B	5.00%	05/01/30 (a)	500,000	550,680
RB (St Louis College of Pharmacy) Series 2015B	5.00%	05/01/34 (a)	500,000	543,185
Missouri Housing Development Commission
S/F Mortgage RB Series 2017D	4.00%	05/01/47 (a)	1,480,000	1,565,840
S/F Mortgage RB Series 2018A	4.25%	05/01/49 (a)	2,500,000	2,686,000
				11,583,649
MONTANA 0.6%
Lewis & Clark Cnty SD #1
GO Bonds Series 2017	4.00%	07/01/21	825,000	870,276
GO Bonds Series 2017	5.00%	07/01/22	920,000	1,017,474
Montana Board of Housing
S/F Housing RB Series 2018A	4.00%	06/01/49 (a)	1,750,000	1,847,790
				3,735,540
NEBRASKA 1.5%
Boys Town Village
RB (Father Flanagan Boys Home) Series 2017	3.00%	09/01/28 (c)	5,800,000	5,849,996
Nebraska Investment Finance Auth
S/F Housing RB Series 2013C	2.50%	03/01/35 (a)	260,000	260,603
S/F Housing RB Series 2013E	3.00%	03/01/43 (a)	110,000	110,489
S/F Housing RB Series 2016A	3.50%	03/01/46 (a)	2,135,000	2,183,614
Nebraska Public Power District
General RB Series 2010C	5.00%	01/01/19	250,000	252,745
Papio-Missouri River Natural Resource District
Flood Protection & Water Quality Enhancement Refunding Bonds Series 2017	4.00%	12/15/27 (a)	250,000	263,615
Flood Protection & Water Quality Enhancement Refunding Bonds Series 2017	4.00%	12/15/28 (a)	275,000	289,468
Flood Protection & Water Quality Enhancement Refunding Bonds Series 2017	4.00%	12/15/30 (a)	500,000	523,180
				9,733,710
NEVADA 0.6%
Carson City
Hospital Refunding RB (Carson Tahoe Regional Healthcare) Series 2012	5.00%	09/01/18 (a)	1,265,000	1,265,000
Hospital Refunding RB (Carson Tahoe Regional Healthcare) Series 2017	5.00%	09/01/18	455,000	455,000
Hospital Refunding RB (Carson Tahoe Regional Healthcare) Series 2017	5.00%	09/01/20	500,000	528,000
Hospital Refunding RB (Carson Tahoe Regional Healthcare) Series 2017	5.00%	09/01/25	600,000	682,446
Hospital Refunding RB (Carson Tahoe Regional Healthcare) Series 2017	5.00%	09/01/27	605,000	694,576
				3,625,022
24
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2018 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
NEW HAMPSHIRE 0.2%
New Hampshire Health & Education Facilities Auth
RB (Dartmouth College) Series 2009	5.00%	06/01/19	180,000	184,500
RB (Dartmouth-Hitchcock) Series 2009	6.00%	08/01/38 (a)(b)	400,000	415,308
New Hampshire HFA
S/F Mortgage Acquisition RB Series 2011E	4.50%	01/01/28 (a)	380,000	389,603
				989,411
NEW JERSEY 2.8%
Atlantic City
Tax Refunding Bonds Series 2017A	5.00%	03/01/24	200,000	223,104
Tax Refunding Bonds Series 2017A	5.00%	03/01/25	300,000	338,154
Tax Refunding Bonds Series 2017A	5.00%	03/01/27	250,000	286,620
Cranbury Township
GO Refunding Bonds	4.00%	12/01/18	400,000	402,376
Dumont
GO Refunding Bonds Series 2016	3.00%	07/15/22	400,000	412,376
Refunding Bonds Series 2016	3.00%	07/15/20	365,000	373,650
Refunding Bonds Series 2016	3.00%	07/15/21	250,000	256,775
Refunding Bonds Series 2016	4.00%	07/15/23	265,000	287,509
Refunding Bonds Series 2016	4.00%	07/15/24	300,000	328,497
Flemington-Raritan Regional SD
GO Refunding Bonds Series 2014	4.00%	06/15/20	250,000	259,308
GO Refunding Bonds Series 2014	4.00%	06/15/21	985,000	1,039,864
GO Refunding Bonds Series 2014	4.00%	06/15/22	635,000	679,298
GO Refunding Bonds Series 2014	4.00%	06/15/23	500,000	542,250
Gloucester Cnty Improvement Auth
County Guaranteed Refunding RB Series 2012	4.00%	12/01/18	465,000	467,613
County Guaranteed Refunding RB Series 2012	4.00%	12/01/19	485,000	498,488
County Guaranteed Refunding RB Series 2012	4.00%	12/01/20	510,000	534,041
County Guaranteed Refunding RB Series 2012	4.00%	12/01/21	355,000	377,496
County Guaranteed Refunding RB Series 2012	4.00%	12/01/22	480,000	516,994
Middlesex Cnty
Refunding COP Series 2011	4.00%	06/15/20	185,000	192,086
Refunding COP Series 2011	4.00%	06/15/21	205,000	215,906
Middlesex Cnty Improvement Auth
County Guaranteed Lease Refunding RB Series 2014A	4.00%	12/15/19	465,000	478,871
County Guaranteed Lease Refunding RB Series 2014A	5.00%	12/15/20	680,000	728,804
County Guaranteed Lease Refunding RB Series 2014A	5.00%	12/15/21	1,030,000	1,131,321
County Guaranteed Lease Refunding RB Series 2014A	5.00%	12/15/22	640,000	718,323
County Guaranteed Refunding RB Series 2011	4.00%	09/15/21	325,000	345,777
Monmouth Cnty Improvement Auth
Governmental Loan RB Series 2008	5.25%	12/01/18	85,000	85,757
Morris Cnty Improvement Auth
County Guaranteed Bonds Series 2012A	3.00%	02/01/19	705,000	709,195
County Guaranteed Bonds Series 2012A	3.00%	02/01/20	695,000	708,073
New Jersey Economic Development Auth
School Facilities Construction Refunding Bonds Series 2011GG	5.00%	09/01/19 (b)	2,250,000	2,323,170
New Jersey Turnpike Auth
Turnpike RB Series 2017E	5.00%	01/01/32 (a)	1,615,000	1,880,183
25
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2018 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Passaic Cnty
GO Refunding Bonds Series 2012	4.00%	02/01/19	400,000	403,956
Passaic Cnty Improvement Auth
Governmental Loan RB Series 2015	5.00%	08/01/24	505,000	579,280
				18,325,115
NEW MEXICO 0.6%
Albuquerque Municipal SD #12
GO Bonds Series 2015	5.00%	08/01/23	1,855,000	2,102,624
New Mexico Mortgage Finance Auth
S/F Mortgage RB Series 2018B	4.00%	01/01/49 (a)	2,000,000	2,113,780
				4,216,404
NEW YORK 11.1%
Build NYC Resource Corp
RB (YMCA of Greater New York) Series 2015	5.00%	08/01/25	250,000	288,553
RB (YMCA of Greater New York) Series 2015	5.00%	08/01/27 (a)	300,000	339,963
RB (YMCA of Greater New York) Series 2015	5.00%	08/01/30 (a)	195,000	216,971
Dutchess Cnty Local Development Corp
RB (Culinary Institue of America) Series 2018	5.00%	07/01/25	970,000	1,105,528
RB (Culinary Institue of America) Series 2018	5.00%	07/01/31 (a)	1,170,000	1,343,066
RB (Culinary Institue of America) Series 2018	5.00%	07/01/34 (a)	1,390,000	1,580,555
East Rockaway
GO Refunding Bonds Series 2016	2.00%	07/15/20	520,000	523,032
GO Refunding Bonds Series 2016	3.00%	07/15/22	300,000	311,658
Lake Success
GO Refunding Bonds Series 2010B	4.00%	12/01/18	210,000	211,241
GO Refunding Bonds Series 2010B	4.00%	12/01/19	125,000	128,616
Metropolitan Transportation Auth
Refunding RB Series 2017D	5.00%	11/15/33 (a)	3,000,000	3,460,410
Nassau Cnty Interim Finance Auth
Sales Tax Secured Bonds Series 2009A	5.00%	11/15/18	220,000	221,527
Nassau Cnty Local Economic Assistance Corp
RB (Catholic Health Services Long Island) Series 2014	5.00%	07/01/21	500,000	537,665
RB (Catholic Health Services Long Island) Series 2014	5.00%	07/01/23	535,000	596,161
RB (Catholic Health Services Long Island) Series 2014	5.00%	07/01/24	425,000	479,519
RB (Catholic Health Services Long Island) Series 2014	5.00%	07/01/25 (a)	1,000,000	1,124,260
RB (Catholic Health Services Long Island) Series 2014	5.00%	07/01/26 (a)	250,000	279,350
New York City
GO Bonds Fiscal 2014 Series B	5.00%	08/01/22	1,200,000	1,333,620
GO Bonds Fiscal 2014 Series I1	5.00%	03/01/22	2,670,000	2,940,524
GO Bonds Fiscal 2014 Series I1	5.00%	03/01/23	1,120,000	1,259,462
GO Bonds Fiscal 2017 Series B1	5.00%	12/01/35 (a)	2,165,000	2,477,193
Go Bonds Series 2018E-1	5.25%	03/01/34 (a)	2,000,000	2,381,940
New York City Transitional Finance Auth
Future Tax Secured Sub Bonds Fiscal 2017 Series B1	5.00%	08/01/34 (a)(c)	5,000,000	5,717,950
Future Tax Secured Sub RB Fiscal 2010 Series I2	5.00%	11/01/18	900,000	904,824
Future Tax Secured Sub RB Fiscal 2010 Series I2	5.00%	11/01/20 (a)	200,000	211,028
Future Tax Secured Sub RB Fiscal 2011 Series D1	5.00%	02/01/35 (a)(c)	5,535,000	5,904,129
Future Tax Secured Sub RB Fiscal 2014 Series B1	5.00%	11/01/23	2,700,000	3,082,050
26
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2018 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
New York State Dormitory Auth
Hospital Refunding RB (Wyckoff Heights Medical Center) Series 2015	5.00%	02/15/21	485,000	520,618
RB (Montefiore Health) Series 2018A	5.00%	08/01/28	1,700,000	1,965,778
RB (New York Univ Hospitals) Series 2011A	5.00%	07/01/19	1,370,000	1,406,497
RB (New York Univ) Series 2018A	5.00%	07/01/33 (a)	1,000,000	1,178,330
RB (New York Univ) Series 2018A	4.00%	07/01/35 (a)	1,000,000	1,066,070
State Personal Income Tax RB Series 2017B	5.00%	02/15/38 (a)	1,445,000	1,654,366
State Personal Income Tax RB Series 2017B	5.00%	02/15/40 (a)	2,685,000	3,065,035
State Sales Tax RB Series 2018A	5.00%	03/15/37 (a)(c)	5,000,000	5,800,850
New York State Thruway Auth
General RB Series I	5.00%	01/01/20	500,000	521,540
General RB Series I	5.00%	01/01/21	1,000,000	1,073,380
General Revenue Jr Obligations Series 2013A	4.00%	05/01/19	800,000	812,032
General Revenue Jr Obligations Series 2013A	5.00%	05/01/19	2,500,000	2,553,825
New York State Urban Development Corp
State Personal Income Tax RB Series 2015A	5.00%	03/15/37 (a)	2,515,000	2,836,669
Niagara Frontier Transportation Auth
Buffalo Airport Refunding RB Series 2014B	5.00%	04/01/19	850,000	865,453
Port Auth of New York & New Jersey
Consolidated Bonds 211th Series	5.00%	09/01/35 (a)	2,105,000	2,472,007
Consolidated Bonds 211th Series	5.00%	09/01/36 (a)	1,000,000	1,170,580
Scarsdale UFSD
GO Refunding Bonds 2012	4.00%	02/01/19	260,000	262,657
Triborough Bridge & Tunnel Auth
General Refunding RB Series 2018C	5.00%	11/15/36 (a)	3,465,000	4,056,372
				72,242,854
NORTH CAROLINA 2.0%
North Carolina Capital Facilities Finance Agency
Educational Facilities Refunding RB (Meredith College) Series 2018	5.00%	06/01/24	500,000	559,890
Educational Facilities Refunding RB (Meredith College) Series 2018	5.00%	06/01/25	500,000	564,160
Educational Facilities Refunding RB (Meredith College) Series 2018	5.00%	06/01/26	1,735,000	1,962,736
Educational Facilities Refunding RB (Meredith College) Series 2018	5.00%	06/01/30 (a)	1,000,000	1,107,300
Educational Facilities Refunding RB (Meredith College) Series 2018	5.00%	06/01/31 (a)	1,605,000	1,770,331
Educational Facilities Refunding RB (Meredith College) Series 2018	5.00%	06/01/32 (a)	1,435,000	1,579,749
North Carolina Housing Finance Agency
Home Ownership RB Series 2009-2	4.25%	01/01/28 (a)	320,000	327,235
North Carolina Medical Care Commission
Health Care Facilities Refunding RB (WakeMed) Series 2012A	5.00%	10/01/21 (c)	5,000,000	5,449,400
				13,320,801
NORTH DAKOTA 0.2%
Grand Forks
Sales Tax Refunding RB Series 2015D	5.00%	12/15/19	620,000	645,091
Sales Tax Refunding RB Series 2015D	5.00%	12/15/20	395,000	422,982
				1,068,073
27
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2018 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
OHIO 2.0%
Butler Cnty
Hospital Facilities Refunding RB (UC Health) Series 2017	5.00%	11/15/30 (a)	1,000,000	1,150,090
Cleveland-Cuyahoga Cnty Port Auth
Development RB (Cleveland State Univ) Series 2014	5.00%	08/01/24	1,110,000	1,254,300
Development RB (Cleveland State Univ) Series 2014	5.00%	08/01/44 (a)	1,955,000	2,000,923
Franklin Cnty
Sales Tax RB Series 2018	5.00%	06/01/37 (a)	2,250,000	2,639,947
Sales Tax RB Series 2018	5.00%	06/01/38 (a)	2,000,000	2,341,080
Hamilton Cnty
Hospital Facilities RB (UC Health) Series 2014	5.00%	02/01/23	500,000	556,020
Hospital Facilities RB (UC Health) Series 2014	5.00%	02/01/24	500,000	563,905
Hospital Facilities RB (UC Health) Series 2014	5.00%	02/01/25 (a)	1,000,000	1,124,570
Univ of Toledo
General Receipts Bonds Series 2011B	5.00%	06/01/30 (a)(b)	805,000	873,522
Westerville
LT GO Bonds Series 2010	4.00%	12/01/18	365,000	367,186
				12,871,543
OKLAHOMA 1.1%
Oklahoma Development Finance Auth
Health System Refunding RB (INTEGRIS) Series 2015A	5.00%	08/15/25	1,190,000	1,383,506
Health System Refunding RB (INTEGRIS) Series 2015A	5.00%	08/15/26 (a)	1,070,000	1,232,918
Lease RB Series 2014A	4.00%	06/01/27 (a)	1,235,000	1,314,373
Tulsa Cnty Industrial Auth
Educational Facilities Lease RB (Tulsa Cnty ISD #11) Series 2018	5.00%	09/01/20	1,225,000	1,299,015
Educational Facilities Lease RB (Tulsa Cnty ISD #11) Series 2018	5.00%	09/01/21	1,000,000	1,086,310
Educational Facilities Lease RB (Tulsa Cnty ISD #11) Series 2018	5.00%	09/01/23	1,000,000	1,126,070
				7,442,192
OREGON 6.1%
Beaverton SD #48J
GO Bonds Series 2017D	5.00%	06/15/35 (a)(e)	2,500,000	2,895,775
GO Bonds Series 2017D	5.00%	06/15/36 (a)(e)	2,920,000	3,372,483
David Douglas SD #40
GO Refunding Bonds Series 2015	4.00%	12/01/19 (e)	600,000	616,986
Forest Grove
Campus Refunding & RB (Pacific Univ) Series 2014A	5.25%	05/01/34 (a)	1,625,000	1,742,471
Campus Refunding & RB (Pacific Univ) Series 2014A	5.00%	05/01/40 (a)	3,985,000	4,213,500
Campus Refunding & RB (Pacific Univ) Series 2015A	5.00%	05/01/22	90,000	98,074
Campus Refunding & RB (Pacific Univ) Series 2015A	5.00%	05/01/23	440,000	486,820
Campus Refunding & RB (Pacific Univ) Series 2015A	5.00%	05/01/24	350,000	391,559
Campus Refunding & RB (Pacific Univ) Series 2015A	5.00%	05/01/25	395,000	445,884
Nestucca Valley SD #101
GO Bonds Series 2018A	0.00%	06/15/38 (a)(d)(e)	500,000	226,645
GO Bonds Series 2018A	0.00%	06/15/39 (a)(d)(e)	1,250,000	540,650
North Marion SD #15
GO Bonds Series 2018A	0.00%	06/15/38 (a)(d)(e)	1,000,000	454,050
GO Bonds Series 2018A	0.00%	06/15/40 (a)(d)(e)	1,000,000	411,400
28
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2018 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
GO Bonds Series 2018A	0.00%	06/15/41 (a)(d)(e)	1,565,000	612,322
GO Bonds Series 2018A	0.00%	06/15/42 (a)(d)(e)	1,270,000	473,393
GO Bonds Series 2018B	5.00%	06/15/32 (a)(e)	350,000	411,845
GO Bonds Series 2018B	5.00%	06/15/33 (a)(e)	250,000	293,015
GO Bonds Series 2018B	5.00%	06/15/34 (a)(e)	750,000	876,263
Oregon Facilities Auth
Refunding RB (Legacy Health) Series 2011A	5.25%	05/01/21	2,000,000	2,169,940
Refunding RB (Samaritan Health Services) Series 2016A	5.00%	10/01/32 (a)	1,250,000	1,392,925
Oregon Health Sciences Univ
RB Series 2017A	5.00%	07/01/34 (a)	1,500,000	1,730,970
RB Series 2017A	4.00%	07/01/46 (a)	1,260,000	1,304,503
Phoenix-Talent SD #4
GO Bonds Series 2018	0.00%	06/15/32 (a)(d)(e)	1,000,000	599,820
GO Bonds Series 2018A	0.00%	06/15/35 (a)(d)(e)	1,000,000	523,420
Port Morrow
LT GO Bonds Series 2016	5.00%	12/01/29 (a)	340,000	373,442
LT GO Bonds Series 2016	5.00%	12/01/30 (a)	330,000	361,997
LT GO Bonds Series 2016	5.00%	12/01/31 (a)	375,000	410,835
LT GO Bonds Series 2016	5.00%	12/01/36 (a)	1,155,000	1,261,087
Seaside
Transient Lodgings Tax RB Series 2018	5.00%	12/15/37 (a)	1,875,000	2,146,181
Sherwood SD #88J
GO Bonds Series 2018A	0.00%	06/15/36 (a)(d)(e)	4,645,000	2,350,927
GO Bonds Series 2018A	0.00%	06/15/38 (a)(d)(e)	2,350,000	1,079,684
St. Helens SD #502
GO Bonds Series 2017	5.00%	06/15/33 (a)(e)	1,340,000	1,566,822
Tri-Cnty Metropolitan Transportation District
Sr Lien Payroll Tax RB Series 2018A	5.00%	09/01/38 (a)	2,000,000	2,318,220
Umpqua CCD
GO Bonds Series 2014A	4.00%	06/01/24 (a)	1,290,000	1,311,569
				39,465,477
PENNSYLVANIA 1.6%
Allegheny Cnty Higher Education Building Auth
RB (Duquesne Univ) Series 2013A	4.00%	03/01/20	1,455,000	1,500,949
Beaver Cnty
GO Bonds Series 2017	4.00%	04/15/28	2,735,000	2,959,461
Delaware Cnty Auth
RB (Cabrini Univ) Series 2017	5.00%	07/01/24	1,070,000	1,173,308
RB (Cabrini Univ) Series 2017	5.00%	07/01/25	1,125,000	1,241,651
RB (Cabrini Univ) Series 2017	5.00%	07/01/27	735,000	815,674
RB (Cabrini Univ) Series 2017	5.00%	07/01/31 (a)	1,505,000	1,639,216
Pennsylvania Intergovernmental Coop Auth
Philadelphia Special Tax Refunding RB Series 2010	5.00%	06/15/20	1,070,000	1,132,328
				10,462,587
RHODE ISLAND 0.2%
Rhode Island Housing & Mortgage Finance Corp
Homeownership Opportunity RB Series 67B	3.50%	10/01/46 (a)	965,000	988,314
29
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2018 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
SOUTH CAROLINA 1.9%
Beaufort-Jasper Water & Sewer Auth
Refunding RB Series 2010B	5.00%	03/01/22	95,000	104,794
Refunding RB Series 2010B	5.00%	03/01/23	445,000	501,226
Columbia
Waterworks & Sewer System RB Series 2018	5.00%	02/01/48 (a)	3,000,000	3,459,210
Greenwood Cnty
Hospital Facilities Refunding RB (Self Regional Healthcare) Series 2017	4.00%	10/01/36 (a)	2,455,000	2,494,206
Kershaw Cnty Public Schools Foundation
Installment Purchase Refunding RB Series 2015	5.00%	12/01/21	1,000,000	1,086,710
Installment Purchase Refunding RB Series 2015	5.00%	12/01/22	800,000	886,056
South Carolina Educational Facilities Auth
Educational Facilities RB (Wofford College) Series 2007B	2.38%	04/01/27 (a)	2,360,000	2,360,378
Univ of South Carolina
Higher Education RB Series 2015	5.00%	05/01/24	1,000,000	1,146,960
				12,039,540
SOUTH DAKOTA 0.4%
Sioux Falls SD #49-5
LT Capital Outlay Refunding Certificates Series 2017A	3.00%	08/01/28 (a)	300,000	301,395
LT Capital Outlay Refunding Certificates Series 2017B	3.00%	08/01/28 (a)	500,000	504,285
LT Capital Outlay Refunding Certificates Series 2017C	5.00%	08/01/22	150,000	166,464
LT Capital Outlay Refunding Certificates Series 2017C	5.00%	02/01/23	150,000	168,210
LT Capital Outlay Refunding Certificates Series 2017C	3.00%	08/01/28 (a)	1,570,000	1,577,301
				2,717,655
TENNESSEE 0.7%
Chattanooga-Hamilton Cnty Hospital Auth
Hospital Refunding & RB (Erlanger Health) Series 2014A	5.00%	10/01/23	450,000	496,949
Hospital Refunding & RB (Erlanger Health) Series 2014A	5.00%	10/01/24	600,000	668,616
Hospital Refunding & RB (Erlanger Health) Series 2014A	5.00%	10/01/25 (a)	950,000	1,056,409
Memphis
GO Refunding Bonds Series 2011	5.00%	05/01/20	2,000,000	2,106,240
				4,328,214
TEXAS 10.4%
Arlington Higher Education Finance Corp
Education RB (Uplift Education) Series 2018A	5.00%	12/01/28 (a)(e)	200,000	228,770
Education RB (Uplift Education) Series 2018A	5.00%	12/01/35 (a)(e)	985,000	1,113,572
Education RB (Uplift Education) Series 2018A	5.00%	12/01/38 (a)(e)	325,000	364,806
Education RB (Uplift Education) Series 2018A	3.50%	12/01/43 (a)(e)	1,560,000	1,509,035
Education RB (Uplift Education) Series 2018A	5.00%	12/01/48 (a)(e)	3,345,000	3,728,002
Arlington ISD
ULT GO Bonds Series 2011A	5.00%	02/15/36 (a)(b)(c)(e)	3,650,000	3,823,776
Brady ISD
ULT GO Refunding Bonds Series 2015	5.00%	08/15/24 (e)	320,000	368,320
ULT GO Refunding Bonds Series 2015	5.00%	08/15/25 (e)	250,000	291,173
30
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2018 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Castleberry ISD
ULT GO Refunding Bonds Series 2018	5.00%	02/15/26 (e)	1,710,000	1,999,999
ULT GO Refunding Bonds Series 2018	5.00%	02/15/27 (e)	1,000,000	1,183,390
Centerville ISD
ULT GO Bonds Series 2014	5.00%	08/15/39 (a)(b)	780,000	804,601
Central Texas Regional Mobility Auth
Sr Lien RB Series 2015A	5.00%	01/01/27 (a)	1,100,000	1,244,914
Sr Lien RB Series 2015A	5.00%	01/01/30 (a)	1,520,000	1,701,260
Clifton Higher Education Finance Corp
Education Refunding RB (Idea Public Schools) Series 2017	5.00%	08/15/27 (e)	1,000,000	1,176,450
Collin Cnty
LT GO & Refunding Bonds Series 2009A	4.00%	02/15/19 (c)	695,000	702,596
Corpus Cristi ISD
ULT School Building GO Series 2017A	2.00%	08/15/47 (a)(e)	1,000,000	1,001,770
Dallas-Fort Worth International Airport
Airport RB Series 2013B	5.00%	11/01/38 (a)	2,300,000	2,513,164
Airport RB Series 2014C	5.00%	11/01/22	250,000	278,595
Airport Refunding RB Series 2012B	5.00%	11/01/22 (a)	1,245,000	1,326,373
Deer Park ISD
ULT GO Bonds Series 2018	5.00%	08/15/32 (a)(e)	550,000	634,376
ULT GO Bonds Series 2018	5.00%	08/15/33 (a)(e)	730,000	839,186
ULT GO Bonds Series 2018	5.00%	08/15/34 (a)(e)	600,000	687,906
ULT GO Bonds Series 2018	5.00%	08/15/35 (a)(e)	1,000,000	1,142,700
Denver City ISD
ULT GO Refunding Bonds Series 2012	2.00%	02/15/19 (a)(e)	1,775,000	1,774,024
El Paso ISD
ULT Refunding Bonds Series 2018	5.00%	08/15/27 (e)	400,000	477,576
Falls City ISD
ULT GO Bonds Series 2014	5.00%	08/15/30 (a)(e)	930,000	1,005,218
Forney ISD
ULT GO Refunding Bonds Series 2015	5.00%	08/15/32 (a)(e)	400,000	456,808
Fort Bend Cnty
ULT GO Road & Refunding Bonds Series 2018	5.00%	03/01/31 (a)	500,000	581,365
ULT GO Road & Refunding Bonds Series 2018	5.00%	03/01/32 (a)	700,000	811,048
Garland ISD
ULT GO Refunding Bonds Series 2012A	3.00%	02/15/23 (a)(e)	1,525,000	1,526,296
Godley ISD
ULT GO Refunding Bonds Series 2015	5.00%	02/15/24 (e)	1,505,000	1,718,424
Gonzales ISD
ULT GO Bonds Series 2014	5.00%	02/01/23 (e)	205,000	228,333
Houston ISD
LT Refunding Bonds Series 2012	2.40%	06/01/30 (a)(e)	2,000,000	2,014,800
Lewisville ISD
ULT GO Bonds Series 2014A	2.00%	08/15/19 (e)	250,000	250,840
ULT GO Bonds Series 2014A	4.00%	08/15/20 (e)	745,000	780,410
ULT GO Bonds Series 2014A	4.00%	08/15/22 (e)	950,000	1,022,086
ULT GO Bonds Series 2014A	4.00%	08/15/23 (e)	950,000	1,034,341
Lubbock Health Facilities Development Corp
Refunding RB (St. Joseph Health) Series 2008B	5.00%	07/01/20	1,750,000	1,850,222
31
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2018 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Mansfield ISD
ULT GO Bonds Series 2012	2.50%	08/01/42 (a)(e)	2,500,000	2,532,250
Midland ISD
ULT GO Refunding Bonds Series 2011	4.00%	02/15/20 (e)	860,000	888,225
ULT GO Refunding Bonds Series 2012	4.00%	02/15/20 (e)	150,000	154,923
New Hope Cultural Educational Facilities Corp
Hospital RB (Childrens Health System of Texas) Series 2017A	5.00%	08/15/30 (a)	1,000,000	1,164,390
North Texas Tollway Auth
System RB Series 2011A	5.00%	09/01/21 (b)	500,000	544,370
Northwest ISD
ULT GO Refunding Bonds Series 2015A	0.00%	02/15/19 (d)(e)	660,000	655,024
Pearland
GO Refunding Bonds Series 2015	5.00%	03/01/24	1,650,000	1,873,938
Pharr-San Juan-Alamo ISD
ULT GO Refunding Bonds Series 2015	5.00%	02/01/24 (e)	600,000	684,186
ULT GO Refunding Bonds Series 2015	5.00%	02/01/25 (e)	1,000,000	1,156,070
Plano
GO Refunding Bond Series 2011	5.00%	09/01/21	650,000	708,474
Rockwall ISD
ULT GO Refunding Bonds Series 2012	5.00%	02/15/20 (e)	185,000	193,701
ULT GO Refunding Bonds Series 2012	5.00%	02/15/22 (a)(b)(e)	90,000	95,621
ULT GO Refunding Bonds Series 2012	5.00%	02/15/22 (a)(e)	360,000	382,266
San Antonio
Electric & Gas Jr Lien RB Series 2015B	2.00%	02/01/33 (a)	3,000,000	2,979,450
Seguin ISD
ULT GO Refunding Bonds Series 2016	5.00%	08/15/28 (a)(e)	445,000	518,906
Sunnyvale ISD
ULT GO Bonds Series 2011	5.00%	02/15/19 (e)	195,000	197,948
ULT GO Bonds Series 2011	3.00%	02/15/20 (e)	110,000	112,047
ULT GO Bonds Series 2011	5.00%	02/15/22 (a)(e)	120,000	129,082
Tatum ISD
ULT GO Bonds Series 2012	5.00%	02/15/23 (a)(e)	400,000	406,100
Taylor ISD
ULT Refunding GO Bonds Series 2016	5.00%	02/15/23 (e)	710,000	796,606
Texas Dept of Housing & Community Affairs
S/F Mortgage RB Series 2018A	4.75%	03/01/49 (a)(f)	1,500,000	1,638,150
Texas State Affordable Housing Corp
S/F Mortgage RB Series 2011B	4.45%	09/01/28 (a)	270,000	280,535
Tomball ISD
ULT GO Bonds Series 2011	5.00%	02/15/21 (e)	150,000	161,204
Trinity River Auth
Regional Wastewater System Revenue & Refunding Bonds Series 2017	3.00%	08/01/26	1,295,000	1,343,057
Regional Wastewater System Revenue & Refunding Bonds Series 2018	5.00%	08/01/27 (f)	2,350,000	2,806,041
Williamson Cnty
LT GO Refunding Bonds Series 2011	5.00%	02/15/21	1,000,000	1,076,430
				67,675,519
32
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2018 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
UTAH 1.4%
Granite SD
GO Refunding Bonds Series 2017B	5.00%	06/01/21 (e)	1,000,000	1,085,680
GO Refunding Bonds Series 2017B	5.00%	06/01/22 (e)	800,000	889,384
GO Refunding Bonds Series 2017B	5.00%	06/01/23 (e)	800,000	908,744
Salt Lake Cnty
Refunding RB (Westminster College) Series 2015	5.00%	10/01/18	650,000	651,268
Utah Board of Regents
Student Building Fee RB Series 2018	5.00%	03/01/27 (a)	360,000	414,997
Student Building Fee RB Series 2018	5.00%	03/01/28 (a)	425,000	488,002
Utah Charter School Financing Auth
RB (Utah Charter Academies) Series 2015A	4.00%	10/15/40 (a)	1,250,000	1,266,650
RB (Utah Charter Academies) Series 2015A	4.00%	10/15/45 (a)	1,055,000	1,062,902
Utah Cnty
Hospital RB Series 2018A	5.00%	05/15/36 (a)	2,000,000	2,306,940
				9,074,567
VERMONT 1.2%
Vermont HFA
Mortgage RB Series 2011A	4.50%	02/01/26 (a)	1,090,000	1,124,215
Multiple Purpose Bonds Series 2017D	4.00%	05/01/48 (a)	1,295,000	1,354,285
Multiple Purpose Bonds Series 2018A	4.00%	11/01/48 (a)	5,000,000	5,271,700
				7,750,200
VIRGINIA 0.6%
Chesterfield Cnty Economic Development Auth
Public Facility Refunding RB Series 2010A	4.00%	01/01/19 (c)	455,000	458,604
Metropolitan Washington Airports Auth
Airport System RB Series 2009B	5.00%	10/01/18 (c)(e)	825,000	827,054
Prince William Cnty IDA
RB (George Mason Univ) Series 2011AA	5.50%	09/01/34 (a)	220,000	242,704
Richmond Metropolitan Auth
Expressway Refunding & RB Series 1998	5.25%	07/15/22 (e)	1,145,000	1,224,486
Virginia Small Business Financing Auth
Refunding RB (Hampton Univ) Series 2014	5.00%	10/01/20	240,000	254,590
Refunding RB (Hampton Univ) Series 2014	5.00%	10/01/22	865,000	955,989
				3,963,427
WASHINGTON 3.9%
Bainbridge Island SD #303
ULT GO Bonds Series 2018	5.00%	12/01/34 (a)(e)	1,410,000	1,642,199
ULT GO Bonds Series 2018	5.00%	12/01/36 (a)(e)	1,195,000	1,383,416
ULT GO Bonds Series 2018	5.00%	12/01/37 (a)(e)	1,145,000	1,322,544
Bellingham SD #501
ULT GO Bonds Series 2018	5.00%	12/01/35 (a)(e)	2,000,000	2,352,220
ULT GO Bonds Series 2018	5.00%	12/01/36 (a)(e)	1,160,000	1,359,822
King Cnty Public Hospital District #2
LT GO Refunding Bonds (EvergreenHealth) Series 2015	5.00%	12/01/22	1,845,000	2,058,466
LT GO Refunding Bonds (EvergreenHealth) Series 2015	5.00%	12/01/24	690,000	793,348
33
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2018 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
La Center SD #101
ULT GO Bonds 2018	5.00%	12/01/29 (a)(e)	810,000	963,228
ULT GO Bonds 2018	5.00%	12/01/32 (a)(e)	1,000,000	1,176,090
ULT GO Bonds Series 2018	5.00%	12/01/30 (a)(e)	1,000,000	1,183,540
Mason Cnty Public Hospital District #1
Hospital RB series 2018	5.00%	12/01/48 (a)	2,000,000	2,185,400
Naches Valley SD #JT3
ULT GO Bonds 2014	5.00%	12/01/22 (e)	650,000	723,814
Ocosta SD #172
ULT GO Bonds 2013	3.13%	12/01/20 (e)	65,000	66,866
ULT GO Bonds 2013	5.00%	12/01/23 (e)	340,000	387,756
Snohomish Cnty SD #4 Lake Stevens
ULT GO Bonds Series 2017	5.00%	12/01/30 (a)(e)	500,000	585,570
Washington Health Care Facilities Auth
RB (Providence Health & Services) Series 2012A	5.00%	10/01/42 (a)	2,750,000	2,998,957
Washougal SD #112-6
ULT GO Refunding Bonds 2012	5.00%	12/01/18 (e)	2,390,000	2,409,502
Whidbey Island Public Hospital District
ULT GO Bonds 2013	5.00%	12/01/19	745,000	772,193
ULT GO Bonds 2013	5.00%	12/01/20	720,000	764,755
ULT GO Bonds 2013	5.00%	12/01/22	460,000	506,741
				25,636,427
WEST VIRGINIA 1.0%
West Virginia Hospital Finance Auth
Hospital Refunding RB (Cabell Huntington Hospital) Series 2018A	5.00%	01/01/35 (a)(f)	1,400,000	1,568,686
Hospital Refunding RB (Cabell Huntington Hospital) Series 2018A	5.00%	01/01/36 (a)(f)	1,400,000	1,564,836
Hospital Refunding RB (Cabell Huntington Hospital) Series 2018A	5.00%	01/01/43 (a)(f)	1,800,000	1,997,226
Hospital Refunding RB (Cabell Huntington Hospital) Series 2018A	4.13%	01/01/47 (a)(f)	1,500,000	1,493,715
				6,624,463
WISCONSIN 1.1%
Wisconsin
COP Series 2014B	5.00%	09/01/20	605,000	644,615
COP Series 2014B	5.00%	09/01/21 (a)	200,000	215,712
Wisconsin Health & Educational Facilities Auth
RB (Franciscan Sisters of Christian Charity) Series 2017A	5.00%	09/01/29 (a)	1,290,000	1,437,073
RB (Franciscan Sisters of Christian Charity) Series 2017A	5.00%	09/01/31 (a)	1,000,000	1,105,080
RB (Franciscan Sisters of Christian Charity) Series 2017A	5.00%	09/01/32 (a)	1,025,000	1,128,576
RB (Thedacare) Series 2015	5.00%	12/15/21	200,000	217,476
RB (Thedacare) Series 2015	5.00%	12/15/22	1,045,000	1,157,045
RB (UnityPoint Health) Series 2014A	5.00%	12/01/24 (a)	1,000,000	1,149,160
				7,054,737
Total Fixed-Rate Obligations
(Cost $600,427,044)				609,759,856

34
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2018 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Variable-Rate Obligations 8.9% of net assets
ARIZONA 0.5%
Arizona Health Facilities Auth
Refunding RB (Phoenix Childrens Hospital) Series 2013A3
(SIFMA Municipal Swap Index + 1.85%)	3.41%	02/01/48 (a)	3,000,000	3,118,260
CALIFORNIA 1.7%
California
GO Bonds Series 2013B
(SIFMA Municipal Swap Index + 0.38%)	1.94%	12/01/27 (a)(c)	6,000,000	6,024,900
California Dept of Water Resources
Water System RB Series AT
(SIFMA Municipal Swap Index + 0.37%)	1.93%	12/01/35 (a)	5,000,000	5,017,750
				11,042,650
FLORIDA 0.1%
Escambia Cnty
Pollution Control Refunding RB (Gulf Power) Series 1997	2.10%	07/01/22 (a)(g)	1,000,000	1,000,110
GEORGIA 0.8%
Main St Natural Gas Inc
Gas Supply RB Series 2018E
(SIFMA Municipal Swap Index + 0.57%)	2.13%	08/01/48 (a)	5,000,000	4,992,400
MICHIGAN 0.9%
Michigan Hospital Finance Auth
Refunding RB (Ascension Health) Series 2010F-1	4.00%	11/15/47 (a)(g)	2,000,000	2,147,120
Univ of Michigan
General RB Series 2012E
(SIFMA Municipal Swap Index + 0.27%)	1.56%	04/01/33 (a)	3,990,000	3,994,987
				6,142,107
MISSISSIPPI 0.5%
Jackson Cnty
Pollution Control Refunding RB (Chevron) Series 1993	1.56%	06/01/23 (a)(h)	3,150,000	3,150,000
MONTANA 0.5%
Montana State Board of Regents
Educational Facilities Refunding RB (Montana State Univ) Series 2012A
(SIFMA Municipal Swap Index + 0.45%)	2.01%	11/15/35 (a)	3,500,000	3,501,470
NEW YORK 1.8%
New York City Municipal Water Finance Auth
Water & Sewer System 2nd Resolution RB Fiscal 2015 Series BB4	1.55%	06/15/50 (a)(e)(h)	2,270,000	2,270,000
Water & Sewer System 2nd Resolution RB Fiscal 2017 Series BB2	1.55%	06/15/49 (a)(e)(h)	2,270,000	2,270,000
New York City Transitional Finance Auth
Future Tax Secured Sub RB Fiscal 2014 Series B3	1.55%	11/01/42 (a)(e)(h)	7,035,000	7,035,000
				11,575,000
35
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2018 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
OREGON 1.0%
Corvallis SD #509J
GO Bonds Series 2018A	0.00%	06/15/38 (a)(e)(g)	1,000,000	1,058,110
Oregon Business Development Commission
Recovery Zone Facility Bonds (Intel Corp) Series 232	2.40%	12/01/40 (a)(g)	3,000,000	3,018,120
Umatilla SD #6R
GO Bonds Series 2017	0.00%	06/15/29 (a)(e)(g)	340,000	310,451
GO Bonds Series 2017	0.00%	06/15/30 (a)(e)(g)	300,000	272,562
GO Bonds Series 2017	0.00%	06/15/31 (a)(e)(g)	300,000	271,206
GO Bonds Series 2017	0.00%	06/15/32 (a)(e)(g)	350,000	315,353
GO Bonds Series 2017	0.00%	06/15/33 (a)(e)(g)	520,000	466,580
GO Bonds Series 2017	0.00%	06/15/34 (a)(e)(g)	350,000	313,002
GO Bonds Series 2017	0.00%	06/15/35 (a)(e)(g)	410,000	365,441
				6,390,825
PENNSYLVANIA 0.3%
Bucks Cnty IDA
Hospital RB (Grand View Hospital) Series 2008A	1.53%	07/01/34 (a)(e)(h)	700,000	700,000
Lancaster Cnty Hospital Auth
Health Center RB (Masonic Homes) Series 2008D	1.55%	07/01/34 (a)(e)(h)	1,000,000	1,000,000
				1,700,000
TEXAS 0.3%
Sherman ISD
ULT GO Series 2018B	3.00%	08/01/48 (a)(e)(g)	2,175,000	2,216,260
WISCONSIN 0.3%
Wisconsin Health & Educational Facilities Auth
RB (Advocate Aurora Health) Series 2018C4
(SIFMA Municipal Swap Index + 0.65%)	2.21%	08/15/54 (a)	1,700,000	1,700,782
WYOMING 0.2%
Sublette Cnty
Refunding RB (ExxonMobil) Series 2014	1.52%	10/01/44 (a)(h)	1,290,000	1,290,000
Total Variable-Rate Obligations
(Cost $57,679,467)				57,819,864
(a)	The effective maturity may be shorter than the final maturity shown because the security is subject to a put, demand or call feature.
(b)	Refunded bond.
(c)	All or a portion of this security is designated as collateral for delayed-delivery securities.
(d)	Zero coupon bond.
(e)	Credit-enhanced or liquidity-enhanced.
(f)	Security or a portion of the security purchased on a delayed-delivery or when-issued basis.
(g)	Step up bond that pays an initial coupon rate for a set period and increased coupon rates at one or more preset intervals. Rate shown is as of period end.
(h)	VRDN is a municipal security which allows holders to sell their security through a put or tender feature, at par value plus accrued interest. The interest rate resets on a periodic basis, the majority of which are weekly but may be daily or monthly as well. The Remarketing Agent, generally a dealer, determines the interest rate for the security at each interest rate reset date. The rate is typically based on the SIFMA Municipal Swap Index. The SIFMA Municipal Swap Index is a market index comprised of high-grade 7-day tax-exempt Variable Rate Demand Obligations with certain characteristics.

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Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2018 (continued)

CCD —	Community college district
COP —	Certificate of participation
GO —	General obligation
HFA —	Housing finance agency/authority
HSD —	High school district
IDA —	Industrial development agency/authority
ISD —	Independent school district
LT —	Limited tax
PFC —	Passenger facility charge
RB —	Revenue bond
SD —	School district
S/F —	Single-family
SIFMA —	Securities Industry and Financial Markets Association
UFSD —	Union free school district
ULT —	Unlimited tax
USD —	Unified school district
VRDN —	Variable rate demand note

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2018 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Fixed-Rate Obligations[1]	$—	$609,759,856	$—	$609,759,856
Variable-Rate Obligations[1]	—	57,819,864	—	57,819,864
Total	$—	$667,579,720	$—	$667,579,720
[1]	As categorized in Portfolio Holdings.
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Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Statement of Assets and Liabilities

As of August 31, 2018
Assets
Investments in unaffiliated issuers, at value (cost $658,106,511)		$667,579,720
Cash		378,594
Receivables:
Interest		6,387,109
Fund shares sold		229,270
Prepaid expenses	+	28,329
Total assets		674,603,022
Liabilities
Payables:
Investments bought		3,500,000
Investments bought - Delayed-delivery		12,851,109
Investment adviser and administrator fees		113,135
Shareholder service fees		131,569
Fund shares redeemed		7,356,522
Distributions to shareholders		530,820
Accrued expenses	+	99,728
Total liabilities		24,582,883
Net Assets
Total assets		674,603,022
Total liabilities	–	24,582,883
Net assets		$650,020,139
Net Assets by Source
Capital received from investors		643,243,276
Net investment income not yet distributed		40,976
Net realized capital losses		(2,737,322)
Net unrealized capital appreciation		9,473,209

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$650,020,139		56,430,569		$11.52

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Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Statement of Operations

For the period September 1, 2017 through August 31, 2018
Investment Income
Interest		$18,314,634
Expenses
Investment adviser and administrator fees		1,817,260
Shareholder service fees		1,544,178
Portfolio accounting fees		111,380
Professional fees		58,888
Shareholder reports		44,574
Registration fees		42,280
Independent trustees’ fees		15,453
Transfer agent fees		13,120
Custodian fees		12,035
Interest expense		2,016
Other expenses	+	8,320
Total expenses		3,669,504
Expense reduction by CSIM and its affiliates	–	511,327
Net expenses	–	3,158,177
Net investment income		15,156,457
Realized and Unrealized Gains (Losses)
Net realized gains on investments		1,211,974
Net change in unrealized appreciation (depreciation) on investments	+	(17,794,431)
Net realized and unrealized losses		(16,582,457)
Decrease in net assets resulting from operations		($1,426,000)
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Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	9/1/17-8/31/18		9/1/16-8/31/17
Net investment income		$15,156,457	$15,361,279
Net realized gains (losses)		1,211,974	(3,978,393)
Net change in unrealized appreciation (depreciation)	+	(17,794,431)	(8,856,631)
Increase (decrease) in net assets from operations		(1,426,000)	2,526,255
Distributions to Shareholders
Distributions from net investment income		(15,151,480)	(15,335,326)
Distributions from net realized gains	+	—	(5,693,321)
Total distributions		($15,151,480)	($21,028,647)

Transactions in Fund Shares
		9/1/17-8/31/18		9/1/16-8/31/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		18,510,770	$214,443,904	16,767,675	$194,750,361
Shares reinvested		767,406	8,889,736	1,083,426	12,589,523
Shares redeemed	+	(19,257,326)	(223,296,221)	(19,766,536)	(229,845,856)
Net transactions in fund shares		20,850	$37,419	(1,915,435)	($22,505,972)
Shares Outstanding and Net Assets
		9/1/17-8/31/18		9/1/16-8/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		56,409,719	$666,560,200	58,325,154	$707,568,564
Total decrease	+	20,850	(16,540,061)	(1,915,435)	(41,008,364)
End of period		56,430,569	$650,020,139	56,409,719	$666,560,200
Net investment income not yet distributed			$40,976		$41,052
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Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab California Tax-Free Bond Fund
Financial Statements
Financial Highlights
	9/1/17– 8/31/18	9/1/16– 8/31/17	9/1/15– 8/31/16	9/1/14– 8/31/15	9/1/13– 8/31/14
Per-Share Data
Net asset value at beginning of period	$11.96	$12.30	$11.97	$12.19	$11.49
Income (loss) from investment operations:
Net investment income (loss)	0.28 [1]	0.28 [1]	0.27 [1]	0.27 [1]	0.29
Net realized and unrealized gains (losses)	(0.27)	(0.25)	0.40	(0.00) [2]	0.70
Total from investment operations	0.01	0.03	0.67	0.27	0.99
Less distributions:
Distributions from net investment income	(0.28)	(0.28)	(0.27)	(0.27)	(0.29)
Distributions from net realized gains	—	(0.09)	(0.07)	(0.22)	—
Total distributions	(0.28)	(0.37)	(0.34)	(0.49)	(0.29)
Net asset value at end of period	$11.69	$11.96	$12.30	$11.97	$12.19
Total return	0.14%	0.36%	5.64%	2.22%	8.74%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.49%	0.49%	0.49%	0.49%	0.49%
Gross operating expenses	0.60%	0.59%	0.60%	0.60%	0.60%
Net investment income (loss)	2.42%	2.38%	2.23%	2.25%	2.47%
Portfolio turnover rate	59%	64%	38% [3]	77%	107%
Net assets, end of period (x 1,000,000)	$395	$427	$466	$421	$426

1
Calculated based on the average shares outstanding during the period.
2
Per-share amount was less than $0.005.
3
Historically low yields led to large unrealized gains in existing positions. To limit taxable gains, Fund Management decreased sale activity and thereby decreased portfolio turnover.
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Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.
For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date based on each security’s rate reset date. The reference rate and spread used is shown parenthetically in the security description, if available; if not, the reference rate is described in a footnote. The maturity date shown for all the securities is the final legal maturity.
Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Fixed-Rate Obligations 92.6% of net assets
CALIFORNIA 92.6%
ABAG Finance Auth
RB (Casa de las Campanas) Series 2010	5.13%	09/01/20 (a)(b)	2,205,000	2,270,224
Refunding RB (Episcopal Sr Communities) Series 2012B	5.00%	07/01/20	530,000	563,109
Alameda Corridor Transportation Auth
Sr Lien Refunding RB Series 2013A	5.00%	10/01/28 (c)	2,160,000	2,455,402
American Canyon Finance Auth
Refunding RB Series 2015	3.00%	09/02/18 (c)	415,000	415,000
Refunding RB Series 2015	3.00%	09/02/19	530,000	537,431
Refunding RB Series 2015	5.00%	09/02/22	345,000	387,197
Refunding RB Series 2015	5.00%	09/02/23	575,000	657,737
Refunding RB Series 2015	5.00%	09/02/25	690,000	807,742
Anaheim Housing & Public Improvement Auth
Water System RB Series 2016A	5.00%	10/01/41 (c)	1,000,000	1,080,870
Water System RB Series 2016A	5.00%	10/01/46 (c)	2,150,000	2,320,538
Anaheim Public Financing Auth
Lease RB Series 2014A	5.00%	05/01/21	105,000	114,215
Lease RB Series 2014A	5.00%	05/01/22	375,000	418,106
Lease RB Series 2014A	5.00%	05/01/23	250,000	285,208
Lease RB Series 2014A	5.00%	05/01/25 (c)	950,000	1,097,810
Antelope Valley CCD
GO Bonds Series A	5.25%	08/01/42 (c)	750,000	881,227
Banning Financing Auth
Electric System Refunding RB Series 2015	5.00%	06/01/27 (c)	650,000	750,178
Beverly Hills USD
GO Bonds Series 2009	0.00%	08/01/26 (d)	605,000	495,949
GO Bonds Series 2017	0.00%	08/01/34 (c)(d)	8,060,000	4,459,114
California
GO Bonds	5.00%	09/01/18	3,000,000	3,000,000
GO Bonds	5.50%	04/01/19	950,000	972,106
GO Bonds	5.00%	11/01/19	2,425,000	2,523,261
GO Bonds	5.00%	09/01/20	2,560,000	2,733,875
GO Bonds	5.00%	11/01/24 (c)	750,000	806,122
GO Bonds	5.00%	11/01/24	3,000,000	3,516,840
GO Bonds	5.00%	09/01/25 (c)	2,315,000	2,657,412
GO Bonds	5.00%	11/01/25 (b)(c)	255,000	273,518
GO Bonds	6.50%	04/01/33 (c)(e)	770,000	792,746
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Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2018 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
GO Bonds	6.50%	04/01/33 (c)	655,000	673,314
GO Bonds	6.00%	11/01/35 (b)(c)	4,190,000	4,401,134
GO Bonds	5.00%	09/01/36 (c)	2,435,000	2,701,876
GO Bonds	5.00%	09/01/42 (c)	2,000,000	2,214,340
GO Bonds Series CQ	4.00%	12/01/47 (c)	5,000,000	5,273,250
GO Refunding Bonds	5.00%	09/01/21	910,000	999,944
GO Refunding Bonds	5.25%	10/01/32 (b)(c)	1,960,000	2,156,862
GO Refunding Bonds Series 2017	5.00%	08/01/32 (c)	2,000,000	2,337,860
California Dept of Water Resources
Power Supply RB Series 2010M	4.00%	05/01/19	750,000	762,817
California Educational Facilities Auth
RB (Art Center College of Design) Series 2018A	5.00%	12/01/35 (c)	1,250,000	1,445,062
RB (Univ of Southern California) Series 2009C	5.25%	10/01/24 (b)	2,000,000	2,388,840
Refunding RB (Univ of San Diego) Series 2011	5.00%	10/01/18 (b)	680,000	681,795
California Health Facilities Financing Auth
Insured RB (Casa Milagro) Series 2011A	5.25%	02/01/20 (a)(b)	145,000	152,720
Insured RB (Northern California Presbyterian Home & Services) Series 2015	5.00%	07/01/23 (a)	175,000	200,316
RB (NCROC Paradise Valley Estates) Series 2005	5.00%	12/01/18 (a)(b)(e)	125,000	126,075
RB (Northern CA Presbyterian Home & Services) Series 2015	5.00%	07/01/21 (a)	195,000	213,049
RB (Providence Health & Services) Series 2014A	5.00%	10/01/21	700,000	768,852
RB (St. Joseph Health) Series 2013C	5.00%	07/01/43 (c)	2,000,000	2,068,940
RB (Sutter Health) Series 2018A	5.00%	11/15/33 (c)	1,000,000	1,170,140
RB (Sutter Health) Series 2018A	5.00%	11/15/34 (c)	1,500,000	1,749,930
Refunding RB (Marshall Medical Center) Series 2015	5.00%	11/01/20 (a)	175,000	187,786
Refunding RB (Marshall Medical Center) Series 2015	5.00%	11/01/22 (a)	375,000	422,993
Refunding RB (Marshall Medical Center) Series 2015	5.00%	11/01/23 (a)	100,000	115,260
Refunding RB (Marshall Medical Center) Series 2015	5.00%	11/01/25 (a)(c)	200,000	233,070
Refunding RB (Marshall Medical Center) Series 2015	5.00%	11/01/28 (a)(c)	800,000	916,376
California Infrastructure & Economic Development Bank
RB (Academy of Motion Picture Arts & Sciences) Series 2015A	5.00%	11/01/23	785,000	906,039
RB (Academy of Motion Picture Arts & Sciences) Series 2015A	5.00%	11/01/24 (c)	1,635,000	1,885,368
RB (Sanford Consortium) Series 2010A	5.00%	05/15/20 (e)	245,000	259,585
RB (Univ of Southern California) Series 2010	5.00%	12/01/19	470,000	490,995
RB (Univ of Southern California) Series 2010	3.25%	12/01/21 (c)	750,000	777,262
RB (Univ of Southern California) Series 2010	5.00%	12/01/23 (c)	670,000	718,809
Refunding RB (Cal ISO Corp) Series 2013	5.00%	02/01/30 (c)	950,000	1,061,511
Refunding RB (Segerstrom Center for the Arts) Series 2017	5.00%	01/01/28	2,000,000	2,373,180
Refunding RB (Walt Disney Family Museum) Series 2016	5.00%	02/01/29 (c)	250,000	291,273
Refunding RB (Walt Disney Family Museum) Series 2016	5.00%	02/01/30 (c)	330,000	382,790
Refunding RB (Walt Disney Family Museum) Series 2016	5.00%	02/01/31 (c)	350,000	404,205
California Municipal Finance Auth
RB (Univ of La Verne) Series 2017A	5.00%	06/01/29 (c)	1,000,000	1,169,450
RB (Univ of the Pacific) Series 2016	5.00%	11/01/41 (c)	600,000	634,248
RB (Univ of the Pacific) Series 2016	5.00%	11/01/48 (c)	1,000,000	1,055,570
Refunding RB (Biola Univ) Series 2017	5.00%	10/01/25	305,000	354,142
Refunding RB (Biola Univ) Series 2017	5.00%	10/01/27	860,000	1,016,683
Refunding RB (Biola Univ) Series 2017	5.00%	10/01/28 (c)	520,000	610,626
Refunding RB (Channing House) Series 2017A	5.00%	05/15/26 (a)	360,000	429,858
Refunding RB (Channing House) Series 2017A	5.00%	05/15/27 (a)	350,000	422,541
Refunding RB (Channing House) Series 2017A	5.00%	05/15/34 (a)(c)	1,040,000	1,200,680
43
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2018 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Refunding RB (Eisenhower Medical Center) Series 2017B	5.00%	07/01/30 (c)	1,450,000	1,638,456
Refunding RB (Eisenhower Medicial Center) Series 2017B	5.00%	07/01/27	600,000	688,878
Refunding RB (Institute of Aging) Series 2017	5.00%	08/15/29 (a)(c)	250,000	296,508
Refunding RB (Institute of Aging) Series 2017	5.00%	08/15/31 (a)(c)	575,000	673,474
Refunding RB (Institute of Aging) Series 2017	5.00%	08/15/32 (a)(c)	250,000	291,740
Refunding RB (Institute of Aging) Series 2017	5.00%	08/15/33 (a)(c)	250,000	290,670
California Public Finance Auth
RB (Henry Mayo Newhall Hospital) Series 2017	5.00%	10/15/20	250,000	262,873
RB (Henry Mayo Newhall Hospital) Series 2017	5.00%	10/15/21	410,000	439,594
RB (Henry Mayo Newhall Hospital) Series 2017	5.00%	10/15/33 (c)	425,000	468,087
RB (Henry Mayo Newhall Hospital) Series 2017	5.00%	10/15/47 (c)	1,000,000	1,077,980
California Public Works Board
Lease RB (Univ of California) Series 2011G	5.25%	12/01/26 (c)(e)	1,000,000	1,114,740
Lease RB Series 2011C	5.75%	10/01/31 (c)	1,000,000	1,112,770
Lease RB Series 2011D	5.00%	12/01/22 (c)	700,000	774,578
Lease RB Series 2012A	5.00%	04/01/23 (c)	1,850,000	2,055,257
Lease RB Series 2013I	5.00%	11/01/20	1,135,000	1,217,923
Lease RB Series 2014B	5.00%	10/01/24	1,000,000	1,168,850
Lease Refunding RB Series 2017H	5.00%	04/01/32 (c)	1,000,000	1,171,600
California School Finance Auth
School Facility RB (Kipp LA) Series 2017A	4.00%	07/01/21	280,000	294,734
School Facility RB (Kipp LA) Series 2017A	4.00%	07/01/22	300,000	319,344
School Facility RB (Kipp LA) Series 2017A	4.00%	07/01/23	200,000	214,578
School Facility RB (Kipp LA) Series 2017A	5.00%	07/01/24	165,000	186,739
School Facility RB (Kipp LA) Series 2017A	5.00%	07/01/37 (c)	590,000	656,174
California Statewide Communities Development Auth
RB (Adventist Health System West)	5.00%	03/01/48 (c)(f)	2,765,000	3,133,547
RB (Cottage Health) Series 2010	5.00%	11/01/18	350,000	351,820
RB (Cottage Health) Series 2015	4.00%	11/01/18	100,000	100,366
RB (Cottage Health) Series 2015	4.00%	11/01/19	200,000	205,146
RB (Cottage Health) Series 2015	5.00%	11/01/20	100,000	106,690
RB (Redlands Community Hospital) Series 2016	5.00%	10/01/30 (c)	800,000	901,104
RB (Redlands Community Hospital) Series 2016	5.00%	10/01/32 (c)	700,000	783,181
RB (Sutter Health) Series 2011A	6.00%	08/15/42 (c)(e)	875,000	949,637
RB (The Redwoods) Series 2013	4.00%	11/15/19 (a)	150,000	154,620
RB (The Redwoods) Series 2013	4.00%	11/15/20 (a)	125,000	131,138
RB (Viamonte Sr Living 1 Project) Series 2018A	5.00%	07/01/29 (a)(c)	300,000	358,884
RB (Viamonte Sr Living 1 Project) Series 2018A	5.00%	07/01/30 (a)(c)	235,000	279,342
RB (Viamonte Sr Living 1 Project) Series 2018A	5.00%	07/01/32 (a)(c)	400,000	471,332
RB (Viamonte Sr Living 1 Project) Series 2018A	4.00%	07/01/35 (a)(c)	275,000	287,966
RB (Viamonte Sr Living 1 Project) Series 2018A	4.00%	07/01/36 (a)(c)	425,000	443,598
Refunding RB (CHF-Irvine) Series 2016	5.00%	05/15/29 (c)	555,000	635,247
Refunding RB (CHF-Irvine) Series 2016	5.00%	05/15/32 (c)	1,250,000	1,415,075
Refunding RB (Episcopal Communities & Services) Series 2012	5.00%	05/15/21	300,000	326,040
Refunding RB (Episcopal Communities & Services) Series 2012	5.00%	05/15/24 (c)	440,000	484,458
Refunding RB (Huntington Memorial Hospital) Series 2014B	5.00%	07/01/21	550,000	596,305
Refunding RB (Huntington Memorial Hospital) Series 2014B	5.00%	07/01/22	400,000	442,692
Transportation RB COP Series 2018	5.00%	12/01/33 (c)	1,075,000	1,268,478
Transportation RB COP Series 2018	5.00%	12/01/36 (c)	1,475,000	1,724,835
Transportation RB COP Series 2018	5.00%	12/01/41 (c)	2,690,000	3,107,219
44
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2018 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Centinela Valley UHSD
GO Bonds Series 2013B	6.00%	08/01/36 (c)(e)	1,300,000	1,555,905
Clovis
Wastewater Refunding RB Series 2013	5.00%	08/01/22	265,000	295,883
Wastewater Refunding RB Series 2015	5.25%	08/01/30 (c)	1,060,000	1,241,599
Colton Joint USD
GO Refunding Bonds Series 2016	5.00%	02/01/32 (c)	635,000	728,751
Compton CCD
GO Refunding Bonds Series 2014	5.00%	07/01/28 (c)	3,195,000	3,640,032
Compton USD
GO Refunding Bonds Series 2016F	5.50%	06/01/28 (c)	250,000	300,128
GO Refunding Bonds Series 2016F	5.50%	06/01/29 (c)	500,000	598,705
GO Refunding Bonds Series 2016F	5.50%	06/01/30 (c)	500,000	596,390
GO Refunding Bonds Series 2016F	5.50%	06/01/31 (c)	750,000	892,860
Contra Costa CCD
GO Bonds Series 2014A	4.00%	08/01/26 (c)	125,000	137,468
GO Refunding Bonds Series 2011	5.00%	08/01/22 (c)	975,000	1,068,444
Cordova Recreation & Park District
COP Series 2018	5.00%	03/01/43 (c)	1,130,000	1,243,802
Cotati-Rohnert Park USD
GO Refunding Bonds Series 2014B	5.00%	08/01/22	195,000	217,959
GO Refunding Bonds Series 2014B	5.00%	08/01/23	965,000	1,101,065
Desert CCD
GO Bonds Series 2018	5.00%	08/01/37 (c)	415,000	464,032
GO Bonds Series 2018	5.00%	08/01/38 (c)	500,000	558,585
GO Bonds Series 2018	5.00%	08/01/43 (c)	2,500,000	2,786,800
Discovery Bay Public Financing Auth
Water & Wastewater RB Series 2017	5.00%	12/01/25	225,000	270,106
Water & Wastewater RB Series 2017	5.00%	12/01/26	240,000	292,195
Water & Wastewater RB Series 2017	5.00%	12/01/27	250,000	307,758
East Bay Municipal Utility District
Water System Refunding Bonds Series 2015A	5.00%	06/01/35 (c)	475,000	548,848
Elk Grove Finance Auth
Special Tax RB Series 2015	5.00%	09/01/21	450,000	489,663
Special Tax RB Series 2015	5.00%	09/01/22	450,000	500,414
Special Tax RB Series 2015	5.00%	09/01/23	775,000	878,176
Franklin-McKinley SD
GO Bonds Series C	0.00%	08/01/40 (c)(d)	1,000,000	302,630
GO Refunding Bonds Series 2014	4.00%	08/01/21	125,000	133,519
GO Refunding Bonds Series 2014	5.00%	08/01/23	900,000	1,035,081
Fresno Jt Power Finance Auth
Lease Refunding RB Series 2017A	5.00%	04/01/26	850,000	990,020
Lease Refunding RB Series 2017A	5.00%	04/01/28 (c)	1,415,000	1,656,640
Fresno USD
GO Bonds Series 2016A	0.00%	08/01/33 (c)(d)	1,120,000	640,170
GO Bonds Series 2016A	0.00%	08/01/34 (c)(d)	1,900,000	1,030,845
GO Bonds Series 2016A	0.00%	08/01/35 (c)(d)	1,280,000	659,149
GO Bonds Series 2016A	0.00%	08/01/36 (c)(d)	2,075,000	1,016,791
GO Bonds Series 2016A	0.00%	08/01/37 (c)(d)	1,580,000	737,433
45
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2018 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Glendale Successor Redevelopment Agency
Sub Tax Allocation Refunding Bonds Series 2013	5.00%	12/01/21	1,250,000	1,372,375
Golden West Schools Financing Auth
GO RB (Rowland USD) Series 2005	5.25%	09/01/24	1,675,000	1,983,920
Goleta Water District
Refunding COP Series 2014A	5.00%	12/01/21	240,000	263,256
Refunding COP Series 2014A	5.00%	12/01/22	375,000	419,681
Refunding COP Series 2014A	5.00%	12/01/24 (a)(c)	1,000,000	1,136,740
Greenfield Redevelopment Agency
Tax Allocation Refunding Bonds Series 2016	4.00%	02/01/24	860,000	939,395
Tax Allocation Refunding Bonds Series 2016	4.00%	02/01/25	790,000	869,055
Tax Allocation Refunding Bonds Series 2016	4.00%	02/01/26	740,000	816,708
Tax Allocation Refunding Bonds Series 2016	5.00%	02/01/29 (c)	730,000	845,179
Hastings College of the Law
Refunding Bonds Series 2017	5.00%	04/01/25	400,000	468,448
Refunding Bonds Series 2017	5.00%	04/01/26	265,000	313,249
Refunding Bonds Series 2017	5.00%	04/01/27	175,000	209,162
Refunding Bonds Series 2017	5.00%	04/01/28 (c)	230,000	273,334
Refunding Bonds Series 2017	5.00%	04/01/29 (c)	275,000	325,419
Refunding Bonds Series 2017	5.00%	04/01/32 (c)	1,100,000	1,286,010
Refunding Bonds Series 2017	5.00%	04/01/34 (c)	1,215,000	1,410,396
Healdsburg
Wastewater Refunding RB Series 2015A	4.00%	10/01/22	1,095,000	1,194,119
Healdsburg Redevelopment Agency
Tax Allocation Bonds (Sotoyome) Series 2010	5.25%	08/01/30 (c)(e)	1,000,000	1,068,610
Tax Allocation Refunding Bonds (Sotoyome) Series 2017	4.00%	08/01/22	695,000	751,858
Tax Allocation Refunding Bonds (Sotoyome) Series 2017	5.00%	08/01/24	785,000	912,696
Tax Allocation Refunding Bonds (Sotoyome) Series 2017	5.00%	08/01/26	645,000	771,246
Tax Allocation Refunding Bonds (Sotoyome) Series 2017	5.00%	08/01/32 (c)	2,790,000	3,287,624
Imperial Irrigation District
Electric System Refunding RB Series 2011C	5.00%	11/01/18 (e)	425,000	427,333
Imperial USD
GO Bonds Series A	5.25%	08/01/43 (c)	2,430,000	2,844,096
Indian Wells Successor Redevelopment Agency
Consolidated Whitewater Redevelopment Sub Tax Allocation Refunding Bonds Series 2015A	5.00%	09/01/23	1,075,000	1,222,468
Consolidated Whitewater Redevelopment Sub Tax Allocation Refunding Bonds Series 2015A	5.00%	09/01/27 (c)	1,250,000	1,440,587
Inglewood Successor Redevelopment Agency
Sub Lien Tax Allocation RB Series 2017A	5.00%	05/01/26	500,000	588,110
Sub Lien Tax Allocation RB Series 2017A	5.00%	05/01/27	500,000	594,160
Inglewood USD
GO Bonds Series A	6.25%	08/01/37 (c)	1,035,000	1,216,767
GO Bonds Series B	4.00%	08/01/21	300,000	316,503
GO Bonds Series B	5.00%	08/01/30 (c)	100,000	114,207
GO Bonds Series B	5.00%	08/01/31 (c)	200,000	227,208
GO Bonds Series B	5.00%	08/01/32 (c)	200,000	226,306
GO Bonds Series B	5.00%	08/01/33 (c)	225,000	253,586
GO Bonds Series B	5.00%	08/01/35 (c)	300,000	336,111
GO Bonds Series B	5.00%	08/01/36 (c)	200,000	223,484
GO Bonds Series B	5.00%	08/01/37 (c)	770,000	858,142
46
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2018 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Jurupa Public Finance Auth
Special Tax RB Series 2014A	5.00%	09/01/19	475,000	490,922
Kern Cnty
Refunding COP Series 2011A	5.00%	11/01/18	1,235,000	1,241,916
Refunding COP Series 2016A	5.00%	11/01/23	3,020,000	3,434,646
Kern Cnty Water Agency Improvement District #4
Refunding RB Series 2016A	5.00%	05/01/30 (c)	1,500,000	1,754,070
Lancaster Redevelopment Agency
Tax Allocation Refunding Bonds Series 2017	4.00%	08/01/26	1,360,000	1,515,815
Tax Allocation Refunding Bonds Series 2017	5.00%	08/01/29 (c)	820,000	955,972
Long Beach CCD
GO Refunding Bonds Series 2015F	5.00%	06/01/25	925,000	1,095,265
Los Angeles
Judgment Obligation Bonds Series 2010A	5.00%	06/01/20 (b)	4,700,000	4,982,893
M/F Housing RB (Jordan Downs Phase 1B Apts) Series 2018A2	2.08%	01/01/22 (a)(c)	2,800,000	2,800,588
Wastewater System Sub RB Series 2017A	5.00%	06/01/34 (c)	1,500,000	1,783,620
Wastewater System Sub Refunding RB Series 2012B	4.00%	06/01/22	440,000	477,167
Los Angeles CCD
GO Bonds Series 2009A	6.00%	08/01/33 (c)(e)	1,545,000	1,608,994
Los Angeles Cnty Redevelopment Refunding Auth
Tax Allocation Refunding RB (South Gate) Series 2014A	4.00%	09/01/18	830,000	830,000
Tax Allocation Refunding RB (South Gate) Series 2014A	5.00%	09/01/24	1,390,000	1,607,271
Los Angeles Cnty Sanitation Districts Financing Auth
Sub RB (District #14) Series 2015A	5.00%	10/01/31 (c)	3,880,000	4,546,274
Los Angeles Community Facilities District #4
Special Tax Refunding Bonds Series 2014	5.00%	09/01/22	750,000	835,545
Special Tax Refunding Bonds Series 2014	5.00%	09/01/23	1,000,000	1,137,180
Los Angeles Dept of Airports
Sub RB Series 2010B	5.00%	05/15/21 (c)	30,000	31,802
Los Angeles Dept of Water & Power
Power System RB Series 2012A	5.00%	07/01/29 (c)	215,000	239,792
Los Angeles Harbor Dept
RB Series 2014C	5.00%	08/01/31 (c)	1,450,000	1,662,410
Refunding RB Series 2011B	5.00%	08/01/24 (c)	1,000,000	1,094,340
Refunding RB Series 2015A	5.00%	08/01/26 (c)	850,000	1,008,270
Los Angeles Municipal Improvement Corp
Lease RB Series 2014A	5.00%	05/01/30 (c)	650,000	738,120
Lease RB Series 2014A	5.00%	05/01/31 (c)	1,100,000	1,246,641
Lease RB Series 2014A	5.00%	05/01/32 (c)	2,635,000	2,980,317
Los Angeles USD
Refunding COP Series 2012A	5.00%	10/01/20	2,015,000	2,152,363
Los Gatos
COP 2010	5.00%	08/01/21 (c)	500,000	520,050
Lynwood USD
GO Bonds Series 2012D1	0.00%	08/01/41 (c)(d)	2,175,000	865,019
Madera Irrigation District
Water Refunding RB Series 2015	5.00%	09/01/28 (c)	2,205,000	2,544,239
Malibu
COP Series 2009A	5.00%	07/01/20 (c)(e)	75,000	77,223
47
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2018 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Modesto Irrigation District
Electric System Refunding RB Series 2012A	5.00%	07/01/19	200,000	205,812
Moreno Valley Public Financing Auth
Lease Refunding RB Series 2013	5.00%	11/01/18	1,100,000	1,106,160
Lease Refunding RB Series 2013	5.00%	11/01/22	810,000	907,443
Mountain View Shoreline Regional Park Community
RB Series 2011A	5.00%	08/01/19	420,000	433,129
RB Series 2011A	5.00%	08/01/20	200,000	212,710
RB Series 2011A	5.00%	08/01/21	550,000	597,800
RB Series 2011A	5.75%	08/01/40 (c)	700,000	769,972
New Haven USD
GO Refunding Bonds Series 2014B	5.00%	08/01/21	2,100,000	2,295,615
Norco Successor Community RDA
Refunding Bonds Series 2017A	4.00%	03/01/23	750,000	820,170
Novato Successor Redevelopment Agency
Tax Allocation Bonds (Hamilton Field) Series 2011	6.75%	09/01/40 (c)	1,000,000	1,113,410
Oakland
GO Refunding Bonds Series 2015A	5.00%	01/15/31 (c)	620,000	719,268
Oakland Redevelopment Successor Agency
Sub Tax Allocation Refunding Bonds (Central District) Series 2013	4.00%	09/01/18	500,000	500,000
Sub Tax Allocation Refunding Bonds (Central District) Series 2013	5.00%	09/01/19	3,050,000	3,149,796
Sub Tax Allocation Refunding Bonds (Central District) Series 2013	5.00%	09/01/20	1,900,000	2,019,795
Oakland USD
GO Bonds Series 2015A	5.00%	08/01/22	500,000	562,085
GO Bonds Series 2015A	5.00%	08/01/23	700,000	805,063
GO Bonds Series 2015A	5.00%	08/01/24	600,000	703,062
GO Bonds Series 2015A	5.00%	08/01/25	150,000	178,781
GO Refunding Bonds Series 2017C	5.00%	08/01/34 (c)	2,000,000	2,336,060
Oakley Successor Redevelopment Agency
Tax Allocation Refunding Bonds Series 2018	5.00%	09/01/29 (c)	250,000	299,323
Tax Allocation Refunding Bonds Series 2018	5.00%	09/01/30 (c)	500,000	594,790
Tax Allocation Refunding Bonds Series 2018	5.00%	09/01/31 (c)	660,000	780,080
Tax Allocation Refunding Bonds Series 2018	5.00%	09/01/32 (c)	350,000	411,352
Tax Allocation Refunding Bonds Series 2018	5.00%	09/01/33 (c)	725,000	847,989
Tax Allocation Refunding Bonds Series 2018	5.00%	09/01/34 (c)	525,000	612,580
Oceanside Successor Redevelopment Agency
Tax Allocation Refunding Bonds Series 2015A	5.00%	09/01/23	655,000	746,189
Tax Allocation Refunding Bonds Series 2015A	5.00%	09/01/24	600,000	694,512
Tax Allocation Refunding Bonds Series 2015A	5.00%	09/01/25	225,000	264,013
Oxnard
Lease Refunding RB Series 2018	5.00%	06/01/33 (c)	1,250,000	1,458,575
Lease Refunding RB Series 2018	5.00%	06/01/34 (c)	1,235,000	1,434,280
Lease Refunding RB Series 2018	5.00%	06/01/35 (c)	770,000	890,736
Oxnard Financing Auth
Wastewater Refunding RB Series 2014	5.00%	06/01/23	1,000,000	1,132,540
Wastewater Refunding RB Series 2014	5.00%	06/01/24	1,750,000	2,016,840
Oxnard SD
GO Bonds Series D	5.00%	08/01/31 (c)	1,365,000	1,577,367
GO Bonds Series D	5.00%	08/01/32 (c)	1,490,000	1,717,732
GO Bonds Series D	5.00%	08/01/33 (c)	1,685,000	1,936,790
48
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2018 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Pacifica
Wastewater RB Series 2017	5.00%	10/01/32 (c)	1,030,000	1,202,329
Palmdale SD
GO Bonds Series 2017B	5.25%	08/01/42 (c)	2,500,000	2,960,275
Palomar CCD
GO Bonds Series 2006D	5.00%	08/01/29 (c)	450,000	542,903
GO Bonds Series 2006D	5.00%	08/01/31 (c)	400,000	477,624
Palomar Health
Refunding RB Series 2016	4.00%	11/01/18	530,000	531,362
Pasadena
Refunding COP Series 2015A	5.00%	02/01/26 (c)	600,000	704,946
Pico Rivera Public Financing Auth
Lease Refunding RB Series 2016	5.50%	09/01/29 (c)	350,000	424,480
Lease Refunding RB Series 2016	5.25%	09/01/33 (c)	800,000	949,504
Pleasant Hill Recreation & Park District
Refunding GO Bonds Series 2017	5.00%	08/01/30 (c)	770,000	918,071
Refunding GO Bonds Series 2017	5.00%	08/01/31 (c)	815,000	966,028
Pomona
S/F Mortgage Refunding RB Series 1990B	7.50%	08/01/23 (e)	495,000	565,171
Reedley
Water Refunding RB Series 2017	4.00%	09/01/24	495,000	545,322
Water Refunding RB Series 2017	5.00%	09/01/25	540,000	632,491
Water Refunding RB Series 2017	5.00%	09/01/26	570,000	675,330
Riverside CCD
GO Bonds Series 2015E	0.00%	08/01/29 (c)(d)	735,000	499,719
Riverside Cnty Transportation Commission
Sales Tax RB Series 2013A	5.25%	06/01/24 (c)(e)	710,000	822,166
Riverside County Public Finance Auth
Tax Allocation RB (Area #1, Desert Communities & I-215 Corridor) Series 2015A	5.00%	11/01/25	1,200,000	1,427,424
Ross Valley Public Financing Auth
RB (Marin Cnty Sanitary District #1) Series 2013	5.00%	10/01/27 (c)	200,000	228,076
RB (Marin Cnty Sanitary District #1) Series 2013	5.00%	10/01/43 (c)	1,000,000	1,112,840
Ross Valley SD
GO Bonds Series A	5.00%	08/01/31 (c)(e)	1,000,000	1,083,080
Salinas City Elementary SD
GO Bonds Series 2008C	0.00%	07/01/38 (c)(d)	3,300,000	1,472,064
San Benito HSD
GO Bonds Series 2018	0.00%	08/01/40 (c)(d)	1,000,000	406,780
GO Bonds Series 2018	0.00%	08/01/41 (c)(d)	1,000,000	388,100
GO Bonds Series 2018	0.00%	08/01/42 (c)(d)	1,000,000	370,200
San Bruno Public Finance Auth
Wastewater RB Series 2017	4.00%	07/01/21	470,000	500,997
Wastewater RB Series 2017	5.00%	07/01/32 (c)	775,000	913,407
San Diego CCD
GO Bonds Series 2011	5.00%	08/01/36 (c)(e)	1,675,000	1,836,537
San Diego Cnty
RB (Sanford Burnham Institute) Series 2015A	4.00%	11/01/23	745,000	808,489
RB (Sanford Burnham Institute) Series 2015A	5.00%	11/01/24	550,000	632,038
RB (Sanford Burnham Institute) Series 2015A	5.00%	11/01/25	350,000	407,243
RB (Sanford Burnham Institute) Series 2015A	5.00%	11/01/26 (c)	1,000,000	1,154,340
49
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2018 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
San Diego Public Facilities Financing Auth
Lease Refunding RB Series 2010A	4.25%	03/01/20 (e)	900,000	936,846
Lease Refunding RB Series 2010A	5.00%	09/01/20 (e)	745,000	796,211
Sr Sewer Refunding RB Series 2015	5.00%	05/15/25	2,000,000	2,387,960
San Diego Unified Port District
Refunding RB Series 2013A	5.00%	09/01/22	300,000	333,366
Refunding RB Series 2013A	5.00%	09/01/23	550,000	623,221
Refunding RB Series 2013A	5.00%	09/01/25 (c)	545,000	614,804
San Diego USD
GO Bonds Series 2017K-2	0.00%	07/01/33 (c)(d)	1,090,000	639,274
GO Refunding Bonds Series 2005C2	5.50%	07/01/21	1,490,000	1,650,130
San Francisco
COP Series 2009A	5.00%	04/01/21 (c)	3,325,000	3,392,364
San Francisco Airport Commission
Refunding RB Series 2011B	5.50%	05/01/21	450,000	494,825
Refunding RB Series 2012A	5.00%	05/01/26 (c)	290,000	321,813
San Francisco Public Utilities Commission
Water RB Series 2010F	4.00%	11/01/19	2,535,000	2,612,317
Water RB Series 2011A	5.00%	11/01/20	2,360,000	2,537,118
Water RB Series 2017A	5.00%	11/01/36 (c)	2,000,000	2,275,000
San Francisco Successor Redevelopment Agency
Subordinate Tax Allocation Refunding Bonds Series 2014C	5.00%	08/01/23	265,000	303,836
Subordinate Tax Allocation Refunding Bonds Series 2014C	5.00%	08/01/25 (c)	200,000	232,172
Subordinate Tax Allocation Refunding Bonds Series 2014C	5.00%	08/01/26 (c)	265,000	306,194
Subordinate Tax Allocation Refunding Bonds Series 2014C	5.00%	08/01/27 (c)	390,000	449,459
Subordinate Tax Allocation Refunding Bonds Series 2014C	5.00%	08/01/28 (c)	305,000	350,042
Subordinate Tax Allocation Refunding Bonds Series 2014C	5.00%	08/01/29 (c)	430,000	491,464
San Jacinto USD
GO Bonds Series 2017	5.00%	08/01/34 (c)	1,205,000	1,402,319
GO Bonds Series 2017	5.00%	08/01/36 (c)	925,000	1,069,402
San Joaquin Cnty
Solid Waste System Refunding Revenue COP 2014	4.00%	04/01/19	140,000	141,977
Solid Waste System Refunding Revenue COP 2014	4.00%	04/01/20	300,000	311,037
Solid Waste System Refunding Revenue COP 2014	5.00%	04/01/21	350,000	377,381
Solid Waste System Refunding Revenue COP 2014	5.00%	04/01/22	350,000	385,511
San Jose
Airport RB Series 2011A2	5.00%	03/01/19	110,000	111,884
Airport Refunding RB Series 2014C	5.00%	03/01/30 (c)	440,000	500,689
San Luis Obispo Cnty CCD
GO Bonds Series 2014A	5.00%	08/01/27 (c)	60,000	70,414
GO Bonds Series B	5.00%	08/01/32 (c)	790,000	946,981
GO Bonds Series B	5.00%	08/01/33 (c)	300,000	357,888
San Mateo-Foster City SD
GO Refunding Bonds Series 2012	4.00%	09/01/19	1,960,000	2,011,822
Santa Cruz Cnty Capital Financing Auth
Lease RB Series 2014	5.00%	08/01/21	125,000	136,235
Lease RB Series 2014	5.00%	08/01/22	165,000	183,899
Lease RB Series 2014	3.00%	08/01/24	175,000	182,910
Lease RB Series 2014	5.00%	08/01/25 (c)	175,000	202,941
50
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2018 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Lease RB Series 2014	5.00%	08/01/26 (c)	165,000	189,074
Lease RB Series 2014	5.00%	08/01/27 (c)	320,000	364,794
Santa Cruz Cnty Successor Redevelopment Agency
Tax Allocation Bonds Series 2009A	7.00%	09/01/36 (c)(e)	900,000	948,591
Santa Margarita Community Facilities Water District #99-1
Special Tax Refunding Bonds Series 2017A	5.00%	09/01/29 (c)	1,000,000	1,194,810
Santa Monica Public Financing Auth
Lease RB Series 2011A	5.00%	06/01/30 (c)	1,520,000	1,645,552
Lease RB Series 2018	5.00%	07/01/33 (c)	500,000	591,445
Lease RB Series 2018	5.00%	07/01/35 (c)	575,000	675,711
Lease RB Series 2018	5.00%	07/01/37 (c)	530,000	619,215
Lease RB Series 2018	5.00%	07/01/38 (c)	175,000	203,863
Lease RB Series 2018	5.00%	07/01/42 (c)	1,000,000	1,159,020
Santa Monica-Malibu USD
GO Bonds Series B	5.00%	08/01/19	75,000	77,496
GO Bonds Series D	5.00%	08/01/39 (c)(f)	1,000,000	1,120,540
GO Bonds Series D	5.00%	08/01/43 (c)(f)	2,000,000	2,237,160
Santa Rosa HSD
GO Bonds Series 2018C	5.00%	08/01/34 (c)	250,000	290,680
GO Bonds Series 2018C	5.00%	08/01/35 (c)	300,000	347,892
GO Bonds Series 2018C	5.00%	08/01/36 (c)	900,000	1,040,904
GO Bonds Series 2018C	5.00%	08/01/37 (c)	900,000	1,038,834
GO Bonds Series 2018C	5.00%	08/01/43 (c)	2,125,000	2,431,744
Sequoia UHSD
GO Refunding Bonds 2014	5.00%	07/01/23	1,160,000	1,331,842
South Bay USD
GO Bonds Series 2012B	0.00%	08/01/33 (c)(d)	200,000	116,820
GO Bonds Series 2012B	0.00%	08/01/34 (c)(d)	250,000	139,538
GO Bonds Series 2012B	0.00%	08/01/35 (c)(d)	250,000	133,183
GO Bonds Series 2012B	0.00%	08/01/37 (c)(d)	450,000	218,831
Southern California Metropolitan Water District
Water Refunding RB Series 1993A	5.75%	07/01/21 (b)	4,505,000	4,781,021
Water Refunding RB Series 2016A	5.00%	07/01/34 (c)	390,000	455,992
Southern California Public Power Auth
RB (Windy Point/Windy Flats) Series 2010-1	5.00%	07/01/25 (c)	2,375,000	2,525,147
Truckee Donner Public Utility District
Water System Refunding RB Series 2015	4.00%	11/15/22	630,000	686,542
Water System Refunding RB Series 2015	4.00%	11/15/23	655,000	724,083
Water System Refunding RB Series 2015	4.00%	11/15/24	680,000	758,010
Water System Refunding RB Series 2015	4.00%	11/15/25	710,000	799,119
Tustin Community Redevelopment Agency
Tax Allocation Refunding Bonds Series 2016	4.00%	09/01/35 (c)	895,000	936,116
Tustin USD
GO Bonds Series B	6.00%	08/01/36 (c)(e)	950,000	1,067,040
Univ of California
Limited Project RB Series 2012G	5.00%	05/15/42 (c)	3,000,000	3,293,040
Medical Center Pooled RB Series 2013J	5.00%	05/15/19	100,000	102,463
Upland
COP (San Antonio Community Hospital) Series 2011	5.50%	01/01/19	915,000	922,540
COP (San Antonio Community Hospital) Series 2011	5.75%	01/01/21	1,740,000	1,867,559
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Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2018 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
COP (San Antonio Community Hospital) Series 2011	6.38%	01/01/32 (c)(e)	1,875,000	2,078,250
COP (San Antonio Regional Hospital) Series 2017	5.00%	01/01/24	1,200,000	1,325,904
West Hills CCD
GO Refunding Bonds Series 2016B	5.00%	08/01/25	320,000	379,811
GO Refunding Bonds Series 2016B	5.00%	08/01/26	450,000	541,323
GO Refunding Bonds Series 2016B	5.00%	08/01/30 (c)	595,000	700,624
GO Refunding Bonds Series 2016B	5.00%	08/01/31 (c)	635,000	740,791
Total Fixed-Rate Obligations
(Cost $356,495,855)				366,094,513

Variable-Rate Obligations 8.0% of net assets
CALIFORNIA 8.0%
Bay Area Toll Auth
Toll Bridge RB Series 2006C1
(SIFMA Municipal Swap Index + 0.90%)	2.46%	04/01/45 (c)	5,000,000	5,113,850
Toll Bridge RB Series 2007A1
(SIFMA Municipal Swap Index + 0.70%)	2.26%	04/01/47 (c)	1,000,000	1,003,010
Toll Bridge RB Series 2014E	2.00%	04/01/34 (c)(g)	500,000	501,920
California
GO Bonds	3.00%	12/01/32 (c)(g)	3,200,000	3,231,072
GO Bonds Series 2013B
(SIFMA Municipal Swap Index + 0.38%)	1.94%	12/01/27 (b)(c)	9,000,000	9,037,350
GO Refunding Bonds 2012B
(SIFMA Municipal Swap Index + 1.15%)	2.71%	05/01/20 (c)	1,000,000	1,010,650
California Dept of Water Resources
Water System RB Series AT
(SIFMA Municipal Swap Index + 0.37%)	1.93%	12/01/35 (c)	3,000,000	3,010,650
California Health Facilities Financing Auth
Refunding RB (St. Joseph Health) Series 2009C	5.00%	07/01/34 (c)(g)	950,000	1,060,941
California Infrastructure & Economic Development Bank
Refunding RB (PG&E) Series 2009B	1.50%	11/01/26 (a)(c)(h)	1,700,000	1,700,000
California Pollution Control Financing Auth
Pollution Control Refunding RB (PG&E) Series 1996C	1.56%	11/01/26 (a)(c)(h)	2,900,000	2,900,000
Pollution Control Refunding RB (PG&E) Series 1996F	1.48%	11/01/26 (a)(c)(h)	1,400,000	1,400,000
San Francisco Public Utilities Commission
Wastewater RB Series 2018C	2.13%	10/01/48 (c)(g)	1,500,000	1,491,045
Total Variable-Rate Obligations
(Cost $31,276,330)				31,460,488
(a)	Credit-enhanced or liquidity-enhanced.
(b)	All or a portion of this security is designated as collateral for delayed-delivery securities.
(c)	The effective maturity may be shorter than the final maturity shown because the security is subject to a put, demand or call feature.
(d)	Zero coupon bond.
(e)	Refunded bond.
(f)	Security or a portion of the security purchased on a delayed-delivery or when-issued basis.
(g)	Step up bond that pays an initial coupon rate for a set period and increased coupon rates at one or more preset intervals. Rate shown is as of period end.
(h)	VRDN is a municipal security which allows holders to sell their security through a put or tender feature, at par value plus accrued interest. The interest rate resets on a periodic basis, the majority of which are weekly but may be daily or monthly as well. The Remarketing Agent, generally a dealer, determines the interest rate for the security at each interest rate reset date. The rate is typically based on the SIFMA Municipal Swap Index. The SIFMA Municipal Swap Index is a market index comprised of high-grade 7-day tax-exempt Variable Rate Demand Obligations with certain characteristics.

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Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2018 (continued)

CCD —	Community college district
COP —	Certificate of participation
GO —	General obligation
HSD —	High school district
RB —	Revenue bond
RDA —	Redevelopment agency
SD —	School district
S/F —	Single-family
SIFMA —	Securities Industry and Financial Markets Association
UHSD —	Union high school district
USD —	Unified school district
VRDN —	Variable rate demand note

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2018 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Fixed-Rate Obligations[1]	$—	$366,094,513	$—	$366,094,513
Variable-Rate Obligations[1]	—	31,460,488	—	31,460,488
Total	$—	$397,555,001	$—	$397,555,001
[1]	As categorized in Portfolio Holdings.
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Schwab California Tax-Free Bond Fund
Statement of Assets and Liabilities

As of August 31, 2018
Assets
Investments in unaffiliated issuers, at value (cost $387,772,185)		$397,555,001
Cash		363,152
Receivables:
Interest		4,272,663
Fund shares sold		321,778
Prepaid expenses	+	20,245
Total assets		402,532,839
Liabilities
Payables:
Investments bought - Delayed-delivery		6,467,301
Investment adviser and administrator fees		66,902
Shareholder service fees		81,137
Fund shares redeemed		370,680
Distributions to shareholders		329,018
Accrued expenses	+	71,036
Total liabilities		7,386,074
Net Assets
Total assets		402,532,839
Total liabilities	–	7,386,074
Net assets		$395,146,765
Net Assets by Source
Capital received from investors		386,833,318
Distributions in excess of net investment income		(5,763)
Net realized capital losses		(1,463,606)
Net unrealized capital appreciation		9,782,816

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$395,146,765		33,815,980		$11.69

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Schwab California Tax-Free Bond Fund
Statement of Operations

For the period September 1, 2017 through August 31, 2018
Investment Income
Interest		$11,921,372
Expenses
Investment adviser and administrator fees		1,229,054
Shareholder service fees		993,672
Portfolio accounting fees		88,514
Professional fees		59,431
Registration fees		23,157
Shareholder reports		18,145
Independent trustees’ fees		13,676
Custodian fees		7,164
Transfer agent fees		6,529
Interest expense		1,934
Other expenses	+	4,865
Total expenses		2,446,141
Expense reduction by CSIM and its affiliates	–	437,000
Net expenses	–	2,009,141
Net investment income		9,912,231
Realized and Unrealized Gains (Losses)
Net realized gains on investments		1,786,442
Net change in unrealized appreciation (depreciation) on investments	+	(11,543,908)
Net realized and unrealized losses		(9,757,466)
Increase in net assets resulting from operations		$154,765
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Schwab California Tax-Free Bond Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	9/1/17-8/31/18		9/1/16-8/31/17
Net investment income		$9,912,231	$10,309,939
Net realized gains (losses)		1,786,442	(3,214,548)
Net change in unrealized appreciation (depreciation)	+	(11,543,908)	(7,051,881)
Increase in net assets from operations		154,765	43,510
Distributions to Shareholders
Distributions from net investment income		(9,911,594)	(10,309,116)
Distributions from net realized gains	+	—	(3,343,791)
Total distributions		($9,911,594)	($13,652,907)

Transactions in Fund Shares
		9/1/17-8/31/18		9/1/16-8/31/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		5,996,987	$70,520,652	9,363,462	$110,070,878
Shares reinvested		499,750	5,863,673	698,760	8,218,812
Shares redeemed	+	(8,370,027)	(98,313,182)	(12,285,344)	(144,123,848)
Net transactions in fund shares		(1,873,290)	($21,928,857)	(2,223,122)	($25,834,158)
Shares Outstanding and Net Assets
		9/1/17-8/31/18		9/1/16-8/31/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		35,689,270	$426,832,451	37,912,392	$466,276,006
Total decrease	+	(1,873,290)	(31,685,686)	(2,223,122)	(39,443,555)
End of period		33,815,980	$395,146,765	35,689,270	$426,832,451
Distributions in excess of net investment income			($5,763)		($5,763)
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Schwab Tax-Free Bond Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Investments (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB INVESTMENTS (ORGANIZED OCTOBER 26, 1990)
Schwab Tax-Free Bond Fund	Schwab® U.S. Aggregate Bond Index Fund
Schwab California Tax-Free Bond Fund	Schwab® Short-Term Bond Index Fund
Schwab Intermediate-Term Bond Fund™	Schwab 1000 Index® Fund
Schwab GNMA Fund™	Schwab Global Real Estate Fund™
Schwab ® Treasury Inflation Protected Securities Index Fund
Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Bonds and notes: Fixed income investments are generally valued using an evaluated price at the mid-point of the bid/ask spread provided by an approved, independent pricing service (mid-price). To determine the evaluated mid-price, a pricing service may use a variety of techniques and inputs. Techniques may include, but are not limited to, spread models that calculate an investment-specific price relative to a benchmark or yield curve models that establish a price based on yields of comparable bonds along a range of maturities. Inputs differ by valuation approach and technique, as appropriate, and examples of inputs may include, but are not limited to, interest rates, market conditions, comparable bonds, market trades, projected cash flows, credit reviews and issuer news.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
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Schwab Tax-Free Bond Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
•   Short-term securities (60 days or less to maturity): Securities with remaining maturities of 60 days or less are generally valued at an evaluated price; however, such securities may be valued at their amortized cost if it approximates the security’s market value.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of August 31, 2018 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Delayed Delivery Transactions and When-Issued Securities: During the period, certain funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the funds’ Portfolio Holdings. The funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the funds identify securities as segregated in their records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
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Schwab Tax-Free Bond Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(d) Investment Income:
Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes premiums and accretes discounts from the purchase settlement date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. Certain securities may be callable (meaning that the issuer has the option to pay it off before its maturity date). The fund amortizes the premium and accretes the discount on each callable security to the security’s maturity date, except when the purchase price is higher than the call price at the security’s call date (in which case the premium is amortized to the call date).
(e) Expenses:
Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.
(f) Distributions to Shareholders:
The funds declare distributions from net investment income, if any, every day they are open for business. These distributions, which are substantially equal to a fund’s net investment income for that day, are paid out to shareholders once a month. The funds make distributions from net realized capital gains, if any, once a year.
(g) Custody Credit:
The funds have an arrangement with their custodian bank, State Street Bank and Trust Company (State Street), under which the funds may receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.
(h) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(i) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(j) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
(k) Recent Accounting Standards:
In March 2017, the FASB issued Accounting Standards Update “Premium Amortization on Purchased Callable Debt Securities” which amends the amortization period for a callable debt security held at a premium from the maturity date to the earliest call date. The guidance is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management believes these changes will not have a material impact to the financial statements.
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update “Fair Value Measurement (Topic 820)” (ASU 2018-13) which modifies the disclosure requirements for fair value measurement by removing, modifying, or adding certain disclosures. The amendments are effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The funds are permitted to early adopt any removed or modified disclosures upon issuance of this update and delay adoption of the additional disclosures until their effective date. The funds have early adopted certain removed or
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Schwab Tax-Free Bond Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
modified disclosures, including the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for timing of transfers between levels upon issuance of ASU 2018-13, and have delayed adoption of the additional disclosures until their effective date. At this time, management is currently evaluating the impact that the adoption of the additional disclosures will have on the funds’ financial statements.

3. Risk Factors:
The funds invest primarily in investment-grade municipal bond securities. These investments may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below:
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Management Risk. As actively managed mutual funds, the funds are subject to the risk that their investment adviser will select investments or allocate assets in a manner that could cause a fund to underperform or otherwise not meet its investment objective. The funds’ investment adviser applies its own investment techniques and risk analyses in making investment decisions for each fund, but there can be no guarantee that they will produce the desired results.
Investment Style Risk. The funds are not designed to offer substantial capital appreciation. In exchange for its goal of capital preservation, a fund may offer lower long-term performance than stock investments or certain other types of bond investments. A fund’s emphasis on quality and preservation of capital also could cause it to underperform certain other types of bond investments, particularly those that take greater maturity and credit risks. At the same time, some of the funds’ investments may have greater risks than investments in some taxable bonds.
Interest Rate Risk. The funds’ investments in fixed-income securities are subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, a fund’s yield will change over time. During periods when interest rates are low, a fund’s yield (and total return) also may be low. Changes in interest rates also may affect the fund’s share price: a rise in interest rates could cause a fund’s share price to fall. The longer a fund’s portfolio duration, the more sensitive to interest rate movements its share price is likely to be. A change in a central bank’s monetary policy or improving economic conditions, among other things, may result in an increase in interest rates.
Credit Risk. The funds are subject to the risk that a decline in the credit quality of a portfolio investment could cause the funds to lose money or underperform. The funds could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.
Liquidity Risk. The funds may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the funds may have to sell them at a loss.
High-Yield Risk. High-yield securities and unrated securities of similar credit quality (sometimes called junk bonds) that the funds may invest in are subject to greater levels of credit and liquidity risks, and may be more volatile than higher-rated securities. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Prepayment and Extension Risk. The funds’ portfolio investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the funds to hold securities paying lower-than-market rates of interest, which could hurt the funds’ yield or share price.
Municipal Securities Risk. The funds primarily invest in municipal securities whose interest, in the opinion of the issuers’ counsel, is exempt from federal income tax and from the AMT. Neither the investment adviser nor the funds guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (IRS) will agree with such counsel’s opinion. If certain types of investments a fund buys as tax-exempt are later ruled to be taxable, a portion of the fund’s income could be taxable. To the extent that a fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. In addition, many municipal securities are issued to finance specific projects (especially those relating to education, health care, transportation and utilities) and conditions in those sectors can affect the overall municipal market. National governmental actions, such as the elimination of tax-exempt status, or the reduction of financial support to municipalities, also could affect performance. Municipalities continue to experience difficulties in the current economic and political environment.
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Financial Notes (continued)

3. Risk Factors (continued):
Derivatives Risk. Currently, the only type of derivatives the funds invest in is futures. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, credit risk, market risk and management risk, are discussed elsewhere in this section. A fund’s use of futures is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable futures transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular future may be valued incorrectly. Correlation risk is the risk that changes in the value of the future may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of futures may cause the fund to realize higher amounts of short-term capital gains. A fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and could cause the fund to lose more than the initial amount invested. However, these risks are less severe when a fund uses derivatives for hedging rather than to enhance the fund’s returns or as a substitute for a position or security. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the funds to become a commodity pool, which would require the fund to comply with certain CFTC rules.
California State-Specific Risk. Because the Schwab California Tax-Free Bond Fund concentrates its investments in California municipal securities, the fund may be affected significantly by economic, regulatory, social or political developments affecting the ability of California issuers to pay interest or repay principal.
Taxable Investments. A fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax and, in addition, with respect to any temporary defensive investments by the fund, in securities whose interest is subject to the AMT. These investments could generate taxable income for shareholders.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between it and the trust.
For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on each fund’s average daily net assets as follows:
% of Average Daily Net Assets	Schwab Tax-Free Bond Fund	Schwab California Tax-Free Bond Fund
First $500 million	0.30%	0.30%
Over $500 million	0.22%	0.22%
For the period ended August 31, 2018, the aggregate advisory fees paid to CSIM by the funds, as a percentage of each fund’s average daily net assets were as follows:
Schwab Tax-Free Bond Fund	0.28%
Schwab California Tax-Free Bond Fund	0.30%
Shareholder Servicing
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, Schwab) (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds.
Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the funds (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the funds), and a
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Schwab Tax-Free Bond Funds
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
fund will pay no more than 0.25% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
Expense Limitation
Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (expense limitation) to 0.49%.
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (SEC), the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on each fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $555 million line of credit (the Syndicated Credit Facility), which matured on October 5, 2017. On October 5, 2017, the Syndicated Credit Facility was amended to run for a new 364 day period with an increased line of $605 million, maturing on October 4, 2018. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the Syndicated Credit Facility.
On December 1, 2017, the funds became participants with other U.S. registered investment companies managed by CSIM in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street, which matures on November 30, 2018. Under the terms of the Uncommitted Credit Facility, each fund pays interest on the amount it borrows. There were no borrowings from either line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales/Maturities of Investment Securities:
For the period ended August 31, 2018, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:
	Purchases of Securities	Sales/Maturities of Securities
Schwab Tax-Free Bond Fund	$543,323,500	$532,234,320
Schwab California Tax-Free Bond Fund	240,001,391	261,289,514
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Financial Notes (continued)

8. Federal Income Taxes:
As of August 31, 2018, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	Schwab Tax-Free Bond Fund	Schwab California Tax-Free Bond Fund
Tax cost	$658,083,607	$387,807,142
Gross unrealized appreciation	$11,542,118	$10,357,581
Gross unrealized depreciation	(2,046,005)	(609,722)
Net unrealized appreciation (depreciation)	$9,496,113	$9,747,859
As of August 31, 2018, the components of distributable earnings on a tax basis were as follows:
	Schwab Tax-Free Bond Fund	Schwab California Tax-Free Bond Fund
Undistributed tax-exempt income	$571,796	$323,255
Undistributed ordinary income	—	—
Undistributed long-term capital gains	—	—
Net unrealized appreciation (depreciation) on investments	9,496,113	9,747,859
Total	$10,067,909	$10,071,114
The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales and the differing treatment of amortization of bond discounts and premiums. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these appreciation or depreciation differences, as applicable.
Net investment income and realized capital gains and losses may differ for financial statement and tax purposes primarily due to differing treatments of amortization of bond discounts and premiums.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of August 31, 2018, the funds had capital loss carryforwards available to offset future net capital gains as follows:
Expiration Date	Schwab Tax-Free Bond Fund	Schwab California Tax-Free Bond Fund
No expiration	$2,760,226	$1,428,649
Total	$2,760,226	$1,428,649
For the year ended August 31, 2018, the funds had capital loss carryforwards utilized as follows:
	Schwab Tax-Free Bond Fund	Schwab California Tax-Free Bond Fund
Capital loss carryforwards utilized	$1,211,979	$—
For tax purposes, net realized capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended August 31, 2018, the funds had no capital or late-year ordinary losses deferred.
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Financial Notes (continued)

8. Federal Income Taxes (continued):
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	Schwab Tax-Free Bond Fund	Schwab California Tax-Free Bond Fund
Current Period Distributions
Tax-exempt income	$15,151,480	$9,911,594
Long-term capital gains	—	—
Prior Period Distributions
Tax-exempt income	$15,342,026	$10,314,368
Ordinary income	3,028,242	1,285,756
Long-term capital gains	2,658,379	2,052,783
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of August 31, 2018, the funds made the following reclassifications:
	Schwab Tax-Free Bond Fund	Schwab California Tax-Free Bond Fund
Capital shares	$—	$—
Undistributed net investment income	(5,053)	(637)
Net realized capital gains and losses	5,053	637
As of August 31, 2018, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended August 31, 2018, the funds did not incur any interest or penalties.

9. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Investments and Shareholders of Schwab Tax-Free Bond Fund and Schwab California Tax-Free Bond Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolio holdings, of Schwab Tax-Free Bond Fund and Schwab California Tax-Free Bond Fund (two of the funds constituting Schwab Investments, hereafter collectively referred to as the “Funds”) as of August 31, 2018, the related statements of operations for the year ended August 31, 2018, the statements of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
San Francisco, California
October 17, 2018
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 1989.
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Other Federal Tax Information (unaudited)

Under section 852(b)(5) of the Internal Revenue Code (and section 17145 of the California Revenue and Taxation Code with respect to the Schwab California Tax-Free Bond Fund), the funds designate the following percentage of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended August 31, 2018.
Percentage
Schwab Tax-Free Bond Fund	100.0%
Schwab California Tax-Free Bond Fund	100.0%
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Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the 1940 Act) requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement (the Agreement) between Schwab Investments (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Schwab Tax-Free Bond Fund and Schwab California Tax-Free Bond Fund (the Funds), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. The Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.
The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at meetings held on April 26, 2018, and June 5, 2018, and approved the renewal of the Agreement with respect to the Funds for an additional one year term at the meeting held on June 5, 2018. The Board’s approval of the continuance of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;
2.	the Funds’ investment performance and how it compared to that of certain other comparable mutual funds;
3.	the Funds’ expenses and how those expenses compared to those of certain other comparable mutual funds;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining qualified personnel, and information security resources. The Trustees also considered information provided by CSIM relating to the Funds’ portfolio management team, portfolio strategy and risk oversight structure, and internal investment guidelines. The Trustees also considered investments in CSIM’s infrastructure. The Trustees considered that many of the Funds’ shareholders are also brokerage clients of Schwab. The Trustees considered Schwab’s wide range of products, services, and channel alternatives such as investment research tools and Internet access and an array of account features that benefit the Funds and many of their shareholders. The Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered the Funds’ performance in determining whether to renew the Agreement with respect to the Funds. Specifically, the Trustees considered the Funds’ performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of total return, yield, and market trends. As part of this review, the Trustees considered the selection criteria and composition

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of the peer category. In evaluating the performance of each Fund, the Trustees considered the risk profile for such Fund and the appropriateness of the benchmark used to compare the performance of the Fund. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and also noted that performance is reviewed throughout the year by a designated committee of the Board and by the Board. Although the Funds had performance that lagged that of a relevant peer group for certain (although not all) periods considered, the Board concluded that other factors relevant to performance supported renewal of the Agreement with respect to the Funds, including that the underperformance was attributable, to a significant extent, to investment decisions by CSIM that were reasonable and consistent with each Fund’s investment objective and policies and that CSIM had taken steps designed to help improve performance. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.
Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The Trustees considered the effects of CSIM’s and Schwab’s practice of waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to the Fund. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as exchange-traded funds and separately managed accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly, and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefit to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the compensation and profitability with respect to each Fund under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to such Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.
Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers or expense caps by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when Fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the existing contractual investment advisory fee schedules relating to the Funds that, in each case, include lower fees at higher graduated asset levels. Based on this evaluation, and in consideration of the previously negotiated commitments made by CSIM and Schwab as discussed above, the Board concluded, within the context of its full deliberations, that each Fund obtains reasonable benefit from economies of scale.
In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Investments, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 104 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	104	Director, PS Business Parks, Inc. (2005 – 2012)
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow, The Hoover Institution at Stanford University (public policy think tank) (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – 2015).	104	Director, Gilead Sciences, Inc. (2005 – present)
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President and Chairman, TIAA Charitable (financial services) (2014 – 2016); Senior Managing Director, TIAA (financial services) (2003 – 2016).	104	None
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant, LLC (wealth management) (Jan. 2008 – Apr. 2012).	104	None
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	104	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013).	104	Director, KLA-Tencor Corporation (2008 – present)
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant, Patmore Management Consulting (management consulting) (2008 – present).	104	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	104	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Co-CEO, Colgin Cellars, LLC (vineyards) (Feb. 1998 – present).	104	Board Member and Chairman of the Audit Committee, Ionis Pharmaceuticals (1994 – present) Lead Independent Director and Chair of Audit Committee, OUTFRONT Media Inc. (2014 – present)

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Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation (Oct. 2008 – present); President and Chief Executive Officer (Oct. 2008 – present), Director (May 2008 – present), Charles Schwab & Co., Inc.; Director, Charles Schwab Bank (Apr. 2006 – present); Director (May 2008 – present), President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; and Director, Charles Schwab Investment Management, Inc. (July 2016 – present).	104	Director, The Charles Schwab Corporation (2008 – present)
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm) (Mar. 2007 – Aug. 2010).	104	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present), Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President, Charles Schwab & Co., Inc. (July 2015 – present); Chief Financial Officer (July 2015 – Aug. 2017), Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director, Charles Schwab & Co., Inc. (May 2007 – present); Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	104	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm) (Mar. 2007 – Aug. 2010).
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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Jan. 2016 – present); Assistant Treasurer, Schwab Funds and Laudus Funds (Dec. 2013 – Dec. 2015), Schwab ETFs (Nov. 2013 – Dec. 2015); Vice President, Charles Schwab Investment Management, Inc. (Oct. 2013 – present); Executive Director, J.P. Morgan Investor Services (Apr. 2011 – Sept. 2013); Assistant Treasurer, Massachusetts Financial Service Investment Management (May 2005 – Mar. 2011).
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – Dec. 2015); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – Dec. 2015) and Schwab ETFs (Oct. 2009 – Dec. 2015); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Apr. 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (investment management firm) (May 2009 – Apr. 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (investment management firm) (Apr. 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (Apr. 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, and is a director of CSIM. Ms. Chandoha is an Interested Trustee because she owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Glossary

agency discount notes  Notes issued by federal agencies—known as Government Sponsored Enterprises, or GSEs—at a discount to their value at maturity. An agency discount note is a short-term investment offering a high degree of credit quality.
Alternative Minimum Tax (AMT)  A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.
asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset-backed securities  Bond or other debt securities that represent ownership in a pool of assets such as credit card debt.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
average rate  The average rate of interest paid annually by the fixed-income securities in a fund or portfolio.
Bloomberg Barclays 7-Year Municipal Bond Index  An index that includes the 7-Year (6 – 8) component of the Bloomberg Barclays Municipal Bond Index.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
call  An early repayment of a bond’s principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.
call protection  A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
certificate of participation  A municipal bond that is repaid from an annual budget appropriation rather than being backed by the full faith and credit of the issuer.
coupon, coupon rate  The annual rate of interest paid until maturity by the issuer of a debt security.
credit-enhanced securities  Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.
credit quality  The capacity of an issuer to make its interest and principal payments. See chart below.
credit risk  The risk that a bond issuer may be unable to pay interest or principal to its bondholders.
discount rate  The implied rate on a debt security that does not pay interest but is bought at a discount and redeemed at face value when it matures.
duration  A measure of an individual bond’s sensitivity to interest rates, expressed in years. Calculations of duration generally take into account the bond’s yield, interest payments, maturity date and call features.
weighted average duration  A measure of the duration of all bonds in a fund’s portfolio, also expressed in years, based on the market value weighted average duration of each bond in the portfolio.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
general obligation bonds  Municipal bonds that are secured by the issuer’s full faith and credit, which typically is backed by the power of the issuer to levy taxes.
interest  Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.
Credit Ratings
Most major bond issuers arrange with a recognized independent rating organization, such as Standard & Poor’s (S&P) or Moody’s Investors Service, to rate the creditworthiness of their bonds. The spectrum of these ratings is divided into two major categories: investment grade and below investment grade (sometimes called “junk bonds”). Bonds rated below investment grade range from those that are considered to have some vulnerability to default to those that appear on the brink of default or are in default.

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interest rate risk  The risk that a bond’s value will fluctuate if market interest rates change or are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.
liquidity-enhanced security  A security that when tendered is paid from funds advanced by an entity other than the issuer (such as a large financial institution). Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities prior to their final maturity.
market risk  Those elements of risk that are common to all securities in an asset class, and therefore cannot be significantly reduced by diversification within the asset class. Also known as “systemic risk.”
maturity  The maturity of a bond will generally be determined using a portfolio security’s final maturity date (date on which the final principal payment of a bond is scheduled to be paid); however, for securitized products, such as mortgage-backed securities and certain other asset-backed securities, maturity will be determined on an average life basis (weighted average time to receipt of all principal payments) by the investment adviser. Because pre-payment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted precisely. For securities with embedded demand features, such as puts or calls, either the demand date or the final maturity date will be used depending on interest rates, yields and other market conditions. The weighted average maturity (WAM) of a fund is dollar-weighted based upon the market value of a fund’s securities at the time of the calculation.
mortgage-backed securities  Bond or other debt securities that represent ownership in a pool of mortgage loans.
muni, municipal bonds, municipal securities  Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
prepayment risk  The risk that a mortgage-backed security may be paid off early, typically because interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.
refunded bond  A bond for which the principal and interest payments are secured or guaranteed by cash or U.S. government securities held in an escrow account.
restricted securities  Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.
revenue bonds  Municipal bonds that are issued to finance public works projects and are secured by revenue generated by the project (such as water and sewer fees) rather than the full faith and credit of the issuer.
S&P California AMT-Free Municipal Bond Index  A broad, comprehensive market value-weighted index designed to measure the performance of investment-grade tax-exempt bonds issues within California.
S&P National AMT-Free Municipal Bond Index  A broad, comprehensive market value-weighted index designed to measure the performance of the investment-grade tax-exempt U.S. municipal bond market.
section 4(2)/144A securities  Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.
taxable equivalent yield  The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable equivalent yield for you of 6.0% (4.5% ÷ [1 – 0.25%] = 6.0%).
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.
yield to maturity  The annualized rate of return a bondholder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond’s current price and its principal amount, or face value.

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PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•  TRANSACTION AND EXPERIENCE INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements;
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2018 Schwab Funds. All rights reserved.

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Notes

Schwab Tax-Free Bond Funds
Charles Schwab Investment Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Charles Schwab Investment Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

The Schwab Funds Family®
Equity Funds
Schwab Core Equity Fund™
Schwab Dividend Equity Fund™
Schwab Large-Cap Growth Fund™
Schwab Small-Cap Equity Fund™
Schwab Hedged Equity Fund™
Schwab Health Care Fund™
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund™
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab® U.S. Large-Cap Growth Index Fund
Schwab® U.S. Large-Cap Value Index Fund
Schwab® U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund™
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab® Monthly Income Funds
Bond Funds
Schwab Intermediate-Term Bond Fund™
Schwab GNMA Fund™
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab® U.S. Aggregate Bond Index Fund
Schwab® Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund™1
Schwab California Tax-Free Bond Fund™1
Schwab Money Funds
Schwab offers an array of money market funds.2 Choose from taxable or tax-advantaged alternatives. Some are linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Investor or Ultra fund share classes.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds®
1-877-824-5615
© 2018 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

[1]	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
[2]	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR13656-21
00215298

Item 2: Code of Ethics.

(a)

Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Kiran M. Patel and Kimberly S. Patmore, each currently serving on its audit, compliance and valuation committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit, compliance and valuation committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Mr. Patel and Ms. Patmore as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit, compliance and valuation committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit, compliance and valuation committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

Registrant is composed of nine series. Seven series have a fiscal year-end of August 31, whose annual financial statements are reported in Item 1, and one series has a fiscal year-end of October 31 and one series has a fiscal year-end of February 28. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the eleven series, based on their respective 2018 and 2017 fiscal years, as applicable.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a)Audit Fees		(b)Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Fiscal Year 2018	Fiscal Year 2017	Fiscal Year 2018	Fiscal Year 2017	Fiscal Year 2018	Fiscal Year 2017	Fiscal Year 2018	Fiscal Year 2017
$449,730	$428,793	$0	$0	$30,180	$35,225	$0	$0

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance.

[3]

The nature of the services include agreed upon procedures relating to Charles Schwab Investment Management., Inc.’s, (“CSIM”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.

(e)(1) Registrant’s audit, compliance and valuation committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2018: $30,180	2017: $35,225

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit, compliance and valuation committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not applicable.

Item 6: Schedule of Investments.

The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a)

Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)

During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a) (1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.

(b)

A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Investments

By:	/s/ Marie Chandoha
Marie Chandoha Chief Executive Officer

Date:	October 17, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha Chief Executive Officer

Date:	October 17, 2018

By:	/s/ Mark Fischer
Mark Fischer Chief Financial Officer

Date:	October 17, 2018